UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08361

Goldman Sachs Variable Insurance Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Copies to:
Geoffrey R.T. Kenyon, Esq.
Caroline Kraus	Dechert LLP
Goldman, Sachs & Co.	100 Oliver Street
200 West Street	40th Floor
New York, NY 10282	Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Reports to Shareholders are filed herewith.

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Global Trends

Allocation Fund*

*	Effective April 29, 2015, the Goldman Sachs Global Markets Navigator Fund was renamed the Goldman Sachs Global Trends Allocation Fund.

Semi-Annual Report

June 30, 2015

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Principal Investment Strategies and Risks

This is not a complete list of the risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectuses.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Global Trends Allocation Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Global Trends Allocation Fund (formerly, Goldman Sachs Global Markets Navigator Fund) seeks total return while seeking to provide volatility management. Derivative instruments (including swaps) may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risk of default by a counterparty; and liquidity risk. The Fund’s use of derivatives may result in leverage, which can make the Fund more volatile. Over-the-counter transactions are subject to less government regulation and supervision. The Fund’s equity investments are subject to market risk, which means that the value of its investments may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The Fund’s fixed income investments are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. High yield, lower rated investments involve greater price volatility and present greater risks than higher rated fixed income securities. The value of the Fund’s treasury inflation protected securities (TIPS) generally fluctuates in response to inflationary concerns, and as inflationary concerns decrease, TIPS become less valuable. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund is subject to the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund’s investments in other investment companies (including ETFs) subject it to additional expenses. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

INVESTMENT OBJECTIVE

The Fund seeks total return while seeking to provide volatility management.

Portfolio Management Discussion and Analysis

Effective on April 29, 2015, the Goldman Sachs Variable Insurance Trust — Goldman Sachs Global Markets Navigator Fund was renamed and repositioned as the Goldman Sachs Variable Insurance Trust — Goldman Sachs Global Trends Allocation Fund (the “Fund”). At the same time, the Fund’s performance benchmark was changed from the GS Global Markets Navigator IndexTM to the Global Trends Allocation Composite Index, which is composed of the MSCI World Index (60%) and the Barclays U.S. Aggregate Bond Index (40%). The performance information reported below is the combined performance of the Fund, reflecting current and prior investment objectives, strategies and policies.

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the six-month period ended June 30, 2015 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated cumulative total returns of -0.17% and -0.25%, respectively. These returns compare to the 1.81% cumulative total return of the Fund’s new benchmark, the Global Trends Allocation Composite Index (the “Index”), during the same time period. The components of the Fund’s benchmark, the MSCI World Index and the Barclays U.S. Aggregate Bond Index, generated cumulative total returns of 2.95% and -0.10%, respectively, during the same time period.

Importantly, during the Reporting Period, the Fund’s overall annualized volatility (which is measured versus the S&P 500® Index) was 7.85%, less than the S&P 500® Index’s annualized volatility of 11.14% during the same time period.

How did the Fund’s investment strategy change as a result of its renaming and repositioning on April 29, 2015?

On April 29, 2015, the Fund’s investment objective changed from seeking “to achieve investment results that approximate the performance of the GS Global Markets Navigator IndexTM” to seeking “total return while seeking to provide volatility management.” The Fund continues to have exposure to a broad spectrum of asset classes and geographic regions by investing in equity and fixed income securities of U.S. and non-U.S. issuers, pooled investment vehicles and certain types of derivatives. However, rather than passively investing in such instruments to seek to track an index, the Fund employs, as of April 29, 2015, active investment management techniques, which may involve buying and selling securities and other instruments potentially based upon analysis of economic and market factors. In addition, the Fund now seeks to manage volatility and losses by allocating its assets away from risky investments in distressed market environments.

Under normal market conditions, the Fund expects to invest at least 40% of its assets in equity investments and at least 20% of its assets in fixed income investments. The Investment Adviser makes investment decisions based upon its analysis of market factors around the world, and may allocate more of the Fund’s assets to investments with strong recent performance and allocate assets away from investments with poor recent performance. The percentage of the Fund’s portfolio exposed to any asset class or geographic region will vary from time to time as the weightings of the Fund change, and the Fund may not be invested in each asset class at all times.

What economic and market factors most influenced the Fund during the Reporting Period?

Central bank policy, currency trends and sharp oil price declines were major themes affecting the global financial markets. Throughout the Reporting Period, markets focused on the timing of the first interest rate increase by the U.S. Federal Reserve (the “Fed”) since 2006. Given the unexpectedly weak U.S. economy in the first quarter of 2015, many market participants extended their forecasts for an initial rate hike, or “lift-off,” from September 2015 to December 2015. Meanwhile, both the European Central Bank (“ECB”) and the Bank of Japan employed easy monetary policy in an effort to stimulate economic growth. With interest rates near zero in both regions, the euro and yen fell against the U.S. dollar, which helped increase exports, an important source of revenue to companies in Europe and Japan. The euro sank to a 12-year low against the U.S. dollar in March 2015 before rebounding slightly through the remainder of the Reporting Period. The impact of the weaker euro was already noticeable in

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

European corporate earnings reports during the Reporting Period, many of which were better than expected. Similarly, Japanese companies began to benefit from the weak yen. However, low crude oil prices forced many energy companies to lower earnings. Toward the end of the Reporting Period, the uncertainty and rising intensity of Greece’s negotiations with European Union (“EU”) leaders weighed on global financial markets, particularly European equities. The Greek government took the unusual step of calling a referendum on whether Greece should accept the deal offered by its creditors. The ECB voted against providing any additional emergency liquidity assistance to Greek banks in the meantime, forcing Greece to close its banks until after the referendum.

What key factors were responsible for the Fund’s performance between January 1, 2015 and April 28, 2015 (“the initial part of the Reporting Period”)?

During the initial part of the Reporting Period, the Fund sought to achieve its former investment objective by investing in financial instruments that provide exposure to the various underlying global equity and fixed income indices that comprised the GS Global Markets Navigator IndexTM. By dynamically allocating across global asset classes, using a momentum-based methodology, the Fund sought to manage risk and enhance long-term returns in changing market environments. Momentum investing seeks growth of capital by gaining exposure to asset classes that have exhibited trends in price performance over selected time periods. In managing the Fund, we used a methodology that evaluates historical three-, six- and nine-month returns, volatilities and correlations across a range of nine global asset classes. Represented by indices, these asset classes included, within the equities category, U.S. large-cap, U.S. small-cap, Europe, Japan, emerging markets and U.K. stocks. Within the fixed income category, the Fund might allocate assets to U.S., European and Japanese fixed income securities. The analysis of these asset classes drove the aggregate allocations of the Fund over time. We believe market price momentum — either positive or negative — has significant predictive power.

During the initial part of the Reporting Period, the Fund benefited from its allocation to Japanese equities, which performed well on improving economic data. Japan came out of recession, with 0.6% growth in its fourth quarter 2014 Gross Domestic Product (“GDP”). The Fund’s allocation to European equities also helped performance, as Europe’s stock markets advanced.

Conversely, the Fund’s allocation to U.S. equities detracted from returns, as slower than expected U.S. economic growth muted U.S. stock market performance.

What key factors were responsible for the Fund’s performance between April 29, 2015 and June 30, 2015 (“the latter part of the Reporting Period”)?

During the latter part of the Reporting Period, the Fund continued dynamically allocating across global asset classes, using a momentum-based methodology, as it sought total return while also seeking to provide volatility management. In addition, as we sought to achieve the Fund’s new investment objective, we employed active investment management techniques to buy and sell based upon analysis of economic and market conditions. We sought to manage volatility and losses by allocating the assets away from risky investments in distressed market environments.

During the latter part of the Reporting Period, the Fund’s allocations to European stocks and German government bonds detracted significantly from performance, especially in June 2015 when the positive momentum in European financial markets reversed due to uncertainty about Greece’s future in the EU. Allocations to U.S. Treasury securities, U.K. equities and U.S. large-cap stocks also hurt returns. On the positive side, the Fund benefited from its allocation to the Japanese equity market, which continued to post gains.

How did volatility affect the Fund during the Reporting Period?

As part of our investment approach, we seek to mitigate the Fund’s volatility. As mentioned earlier, for the Reporting Period overall, the Fund’s actual volatility (annualized, using daily returns) was 7.85% versus the S&P 500® Index’s annualized volatility of 11.14%.

How was the Fund positioned during the Reporting Period?

During the Reporting Period, we tactically managed the Fund’s allocations across equity and fixed income markets based on the momentum and volatility of these asset classes. The Fund held an average allocation to equities of 62% of its total net assets during the Reporting Period. The Fund had an average allocation to fixed income of 38% of its total net assets and to cash of 0% of its total net assets during the Reporting Period.

At the beginning of the Reporting Period, the Fund’s total assets were allocated 73% to equities, 27% to fixed income and 0% to cash. The Fund had little exposure to Japanese government bonds or U.K., European and emerging market equities. It had significant weights in U.S. large-cap and small-cap stocks, Japanese equities, U.S. Treasury securities and German government bonds. Near the end of March 2015, we increased the Fund’s exposure to European equities because of their growing momentum.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

At the same time, we pared back the Fund’s exposure to U.S. small-cap stocks because of their weak momentum. Toward the end of the Reporting Period, as European financial markets were negatively impacted by uncertainty surrounding a potential Greek exit from the EU, we broadly reduced the Fund’s exposure to German government bonds and European stocks. At the same time, we increased the Fund’s allocations to U.S. large-cap and small-cap equities as well as to U.S. Treasury securities.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, the Fund used exchange-traded index futures contracts to gain exposure to U.S. small-cap equities and non-U.S. developed market equities, including those in Europe, Japan and the U.K., as well as to gain exposure to Japanese government bonds.

What is the Fund’s tactical asset allocation view and strategy for the months ahead?

At the end of the Reporting Period, we maintained the Fund’s significant allocation to equities. Within equities, we reduced exposure to European equities and increased the Fund’s allocation to U.S. stocks. We also slightly increased the Fund’s allocation to emerging markets stocks. In addition, we maintained the Fund’s exposure to Japanese and U.K. equities. Within fixed income, at the end of the Reporting Period, we decreased the Fund’s allocation to German government bonds and increased its allocation to U.S. Treasury securities. Overall, at the end of the Reporting Period, the Fund’s total assets were allocated 76% to equities, 24% to fixed income and 0% to cash.

Going forward, we intend to position the Fund to provide exposure to price momentum from among nine underlying asset classes, while seeking to manage the volatility, or risk, of the overall portfolio. In general, the Fund seeks to maintain a strategic allocation of 60% of its assets in equity investments and 40% of its assets in fixed income investments. The Fund may deviate from these strategic allocations in order to allocate a greater percentage to asset classes with strong momentum and to reduce its allocation to assets with weak momentum. When volatility increases, our goal is to preserve capital by proportionally increasing the Fund’s cash exposure and reducing its exposure to riskier asset classes. There is no guarantee the Fund’s dynamic management strategy will cause it to achieve its investment objective.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Index Definitions

The Global Trends Allocation Composite Index is composed 60% of MSCI World and 40% of Barclays U.S. Aggregate Bond Index. It is a composite representation prepared by the Investment Adviser of the performance of the Fund’s asset classes, weighted according to their respective weightings in the Fund’s target range.

The Goldman Sachs Global Markets Navigator IndexTM is composed of, and allocates exposure to, a set of underlying indices representing various global asset classes including, but not limited to, global equity, fixed income and commodity assets. It is constructed using a proprietary methodology developed by the index provider and is rebalanced at least monthly.

The MSCI World Index (Net, USD, unhedged) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets.

The Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment grade corporate bonds, and mortgage-backed and asset-backed securities.

“GS Global Markets Navigator Index” is a trademark or service mark of Goldman, Sachs & Co. and has been licensed for use by Goldman Sachs Asset Management, L.P. in connection with the Goldman Sachs Global Markets Navigator Fund (the “Fund”). As the licensor of this trademark or service mark, Goldman, Sachs & Co. does not make any representation regarding the advisability of investing in the fund.

NEITHER GOLDMAN, SACHS & CO. NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE SHAREHOLDERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE GOLDMAN SACHS GLOBAL MARKETS NAVIGATOR INDEX (THE “INDEX”) OR THE FUND TO PERFORM AS INTENDED. GOLDMAN, SACHS & CO.’S RELATIONSHIP TO THE FUND, IN ITS CAPACITY AS LICENSOR OF THE INDEX TO GOLDMAN SACHS ASSET MANAGEMENT, L.P., IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF GOLDMAN, SACHS & CO. AND OF THE INDEX WHICH WAS DEVELOPED BY GOLDMAN, SACHS & CO. AND IS CALCULATED BY GOLDMAN, SACHS & CO.’S AGENTS WITHOUT REGARD TO GOLDMAN SACHS ASSET MANAGEMENT, L.P., THE FUND OR GOLDMAN, SACHS & CO. NEITHER GOLDMAN, SACHS & CO. NOR ANY OF ITS AFFILIATES NOR AGENTS (INCLUDING ANY CALCULATION AGENT) HAS ANY OBLIGATION TO TAKE THE NEEDS OF GOLDMAN SACHS ASSET MANAGEMENT, L.P., THE FUND OR THE SHAREHOLDERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEX. NEITHER GOLDMAN, SACHS & CO., IN ITS CAPACITY AS LICENSOR OF THE INDEX TO GOLDMAN SACHS ASSET MANAGEMENT, L.P., NOR ANY OF ITS AFFILIATES (OTHER THAN GOLDMAN SACHS ASSET MANAGEMENT, L.P.) IS RESPONSIBLE FOR NOR HAS IT, IN SUCH CAPACITY, OR HAVE THEY PARTICIPATED IN THE DETERMINATION OF THE OFFERING PRICES AND THE AMOUNT OF THE SHARES OF THE FUND OR THE TIMING OF THE ISSUANCE OR SALE OF SHARES OF THE FUND OR IN THE DETERMINATION OR CALCULATION OF THE OFFERING OR REDEMPTION PRICE PER SHARE OF THE FUND. NEITHER GOLDMAN, SACHS & CO., IN ITS CAPACITY AS LICENSOR OF THE INDEX TO GOLDMAN SACHS ASSET MANAGEMENT, L.P., NOR ANY OF ITS AFFILIATES (OTHER THAN GOLDMAN SACHS ASSET MANAGEMENT, L.P. ) HAS ANY OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND. GOLDMAN, SACHS & CO. OR ANY OF ITS AFFILIATES MAY HOLD LONG OR SHORT POSITIONS IN SECURITIES HELD BY THE FUND OR IN RELATED DERIVATIVES.

NEITHER GOLDMAN, SACHS & CO. NOR ANY OF ITS AFFILIATES GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR RELATING THERETO OR THAT THE FUND OR THE INDEX IS SUITABLE FOR ANY INVESTOR, AND GOLDMAN, SACHS & CO. AND ITS AFFILIATES HEREBY EXPRESSLY DISCLAIM ANY AND ALL LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN OR IN THE CALCULATION THEREOF. NEITHER GOLDMAN, SACHS & CO. NOR ANY OF ITS AFFILIATES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE FUND, THE SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM USE OF THE INDEX OR ANY DATA INCLUDED

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

THEREIN. NEITHER GOLDMAN, SACHS & CO. NOR ANY OF ITS AFFILIATES MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, GOLDMAN, SACHS & CO. AND ITS AFFILIATES HEREBY EXPRESSLY DISCLAIM ANY AND ALL LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOTWITHSTANDING THE FOREGOING, GOLDMAN SACHS ASSET MANAGEMENT, L.P. SERVES AS THE INVESTMENT ADVISER FOR THE FUND AND IT IS ACKNOWLEDGED THAT IT MAY BE SUBJECT TO CERTAIN LIABILITIES FOR ITS ACTIONS IN RESPECT OF THE FUND IN SUCH CAPACITY.

6

FUND BASICS

Global Trends Allocation Fund

as of June 30, 2015

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/15	One Year	Since Inception	Inception Date
Institutional	0.80%	4.24%	10/16/13
Service	0.61	6.44	4/16/12

[1]	Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.88%	1.12%
Service	1.14	1.35

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

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FUND BASICS

FUND COMPOSITION3

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represents 2.6% of the net assets at June 30, 2015. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. Underlying sector allocations of exchange traded funds held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.
[4]	“Agency Debentures” include agency securities offered by companies such as Federal Home Loan Bank and Federal National Mortgage Association, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Schedule of Investments

June 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Agency Debentures(a) – 19.3%
FHLB Discount Notes
$29,195,000	0.000%	07/06/15	$29,194,913
FNMA
29,445,000	0.000	07/08/15	29,444,882

TOTAL AGENCY DEBENTURES
(Cost $58,639,288)			$58,639,795

U.S. Treasury Obligation – 18.4%
United States Treasury Note
$53,959,000	2.750%	11/15/23	$56,090,922
(Cost $56,662,748)

Shares	Description	Value
Exchange Traded Funds – 43.3%
184,713	iShares Core S&P 500 ETF	$38,276,228
517,821	iShares MSCI Emerging Markets ETF	20,516,068
121,997	iShares Russell 2000 ETF(b)	15,232,545
140,763	SPDR S&P 500 ETF Trust	28,976,064
153,562	Vanguard S&P 500 ETF	28,998,648

TOTAL EXCHANGE TRADED FUNDS
(Cost $133,766,530)		$131,999,553

Shares	Distribution Rate	Value
Investment Company(c)(d) – 31.9%
Goldman Sachs Financial Square Government Fund — FST Shares
96,898,193	0.006%	$96,898,193
(Cost $96,898,193)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $345,966,759)		$343,628,463

Securities Lending Reinvestment Vehicle(c)(d) – 2.6%
Goldman Sachs Financial Square Money Market Fund — FST Shares
7,810,500	0.090%	$7,810,500
(Cost $7,810,500)

TOTAL INVESTMENTS – 115.5%
(Cost $353,777,259)		$351,438,963

LIABILITIES IN EXCESS OF OTHER ASSETS – (15.5)%		(47,245,222)

NET ASSETS – 100.0%		$304,193,741

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(b)	All or a portion of security is on loan.
(c)	Represents an affiliated issuer.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2015.

Investment Abbreviations:
FHLB	—Federal Home Loan Bank
FNMA	—Federal National Mortgage Association
SPDR	—Standard and Poor’s Depositary Receipts

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	487	September 2015	$18,655,142	$11,422
FTSE 100 Index	195	September 2015	19,897,210	(518,453)
TSE TOPIX Index	232	September 2015	30,908,690	(679,602)
10 Year Japanese Government Bonds	19	September 2015	22,816,767	30,082
TOTAL				$(1,156,551)

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets:
Investments in unaffiliated issuers, at value (cost $249,068,566)	$246,730,270
Investments in affiliated issuers, at value (cost $96,898,193)(a)	96,898,193
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	7,810,500
Cash	199,690
Receivables:
Collateral on certain derivative contracts	3,296,315
Fund shares sold	1,660,311
Dividends and interest	359,037
Reimbursement from investment adviser	66,689
Securities lending income	6,311
Variation margin on certain derivative contracts	1,922,621
Total assets	358,949,937

Liabilities:
Payables:
Investments purchased	46,597,703
Payable upon return of securities loaned	7,810,500
Management fees	184,426
Distribution and Service fees and Transfer Agent fees	66,922
Fund shares redeemed	33,914
Accrued expenses	62,731
Total liabilities	54,756,196

Net Assets:
Paid-in capital	293,874,754
Undistributed net investment income	30,522
Accumulated net realized gain	13,788,602
Net unrealized loss	(3,500,137)
NET ASSETS	$304,193,741
Net Assets:
Institutional	$804,031
Service	303,389,710
Total Net Assets	$304,193,741
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	68,141
Service	25,745,192
Net asset value, offering and redemption price per share:
Institutional	$11.80
Service	11.78

(a) Includes loaned securities having a market value of $7,678,890.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

Investment income:
Dividends — unaffiliated issuers	$626,826
Interest	490,975
Securities lending income — affiliated issuer	17,696
Dividends — affiliated issuers	3,549
Total investment income	1,139,046

Expenses:
Management fees	1,125,925
Distribution and Service fees — Service Class	355,389
Professional fees	84,153
Custody, accounting and administrative services	31,985
Printing and mailing costs	28,796
Transfer Agent fees(a)	28,502
Trustee fees	12,513
Other	13,641
Total expenses	1,680,904
Less — expense reductions	(260,994)
Net expenses	1,419,910
NET INVESTMENT LOSS	(280,864)

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	(1,346,137)
Futures contracts	9,154,144
Foreign currency transactions	(237,919)
Net change in unrealized gain (loss) on:
Investments	(8,615,172)
Futures contracts	221,442
Foreign currency translation	(60,565)
Net realized and unrealized loss	(884,207)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,165,071)

(a) Institutional and Service Shares had Transfer Agent fees of $73 and $28,429, respectively.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Statement of Changes in Net Assets

	For the Six Months Ended June 30, 2015 (Unaudited)	For the Fiscal Year Ended December 31, 2014

From operations:
Net investment income (loss)	$(280,864)	$68,289
Net realized gain	7,570,088	8,685,740
Net change in unrealized loss	(8,454,295)	(1,129,700)
Net increase (decrease) in net assets resulting from operations	(1,165,071)	7,624,329

Distributions to shareholders:
From net investment income
Institutional Shares	—	(1,539)
Service Shares	—	(95,487)
From net realized gains
Institutional Shares	—	(5,716)
Service Shares	—	(2,127,353)
Total distributions to shareholders	—	(2,230,095)

From share transactions:
Proceeds from sales of shares	54,561,081	143,896,829
Reinvestment of distributions	—	2,230,095
Cost of shares redeemed	(17,661,272)	(19,203,651)
Net increase in net assets resulting from share transactions	36,899,809	126,923,273
TOTAL INCREASE	35,734,738	132,317,507

Net assets:

Beginning of period	268,459,003	136,141,496
End of period	$304,193,741	$268,459,003
Undistributed net investment income	$30,522	$311,386

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2015 - Institutional	$11.82	$0.01	$(0.03)	$(0.02)	$—	$—	$—	$11.80	(0.17)%	$804	0.75	%(d)	0.93	%(d)	0.09	%(d)	270%
2015 - Service	11.82	(0.01)	(0.03)	(0.04)	—	—	—	11.78	(0.25)	303,390	1.00	(d)	1.18	(d)	(0.20	)(d)	270
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2014 - Institutional	11.46	0.08	0.41	0.49	(0.03)	(0.10)	(0.13)	11.82	4.23	739	0.77		1.01		0.68		304
2014 - Service	11.47	— (e)	0.45	0.45	— (e)	(0.10)	(0.10)	11.82	3.95	267,720	1.03		1.24		0.04		304
2013 - Institutional (Commenced October 16, 2013)	11.41	0.01	0.34	0.35	(0.02)	(0.28)	(0.30)	11.46	3.17	26	0.81	(d)	1.09	(d)	0.33	(d)	195
2013 - Service	10.36	(0.02)	1.42	1.40	(0.01)	(0.28)	(0.29)	11.47	13.57	136,116	1.04		1.51		(0.21)		195
FOR THE PERIOD ENDED DECEMBER 31,
2012 - Service (Commenced April 16, 2012)	10.00	0.02	0.35	0.37	—	(0.01)	(0.01)	10.36	3.74	25,990	1.04	(d)	4.21	(d)	0.27	(d)	300

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.	14

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Global Trends Allocation Fund (the “Fund”) (Formerly the Goldman Sachs Global Markets Navigator Fund). The Fund is a non-diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or it is believed by the investment adviser to not represent fair value, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and ETFs. Investments in investment companies are valued at the NAV per share of the Institutional Share class (FST for Money Market Funds) on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Underlying Funds may invest in debt securities which, if market quotations are readily available, are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

The Underlying Funds may invest in equity securities and investment companies. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price, or it is believed by the investment adviser to not represent fair value, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in any money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of June 30, 2015:

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Agency Debentures	$—	$58,639,795	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	56,090,922	—	—
Exchange Traded Funds	131,999,553	—	—
Investment Company	96,898,193	—	—
Securities Lending Reinvestment Vehicle	7,810,500	—	—
Total	$351,438,963	$—	$—

Derivative Type
Assets(a)
Futures Contracts	$41,504	$—	$—
Liabilities(a)
Futures Contracts	$(1,198,055)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of June 30, 2015. These instruments were used to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets(a)	Statement of Assets and Liabilities	Liabilities(a)
Equity	Variation margin on certain derivative contracts	$11,422	Variation margin on certain derivative contracts	$(1,198,055)
Interest Rate	Variation margin on certain derivative contracts	30,082	—	—
Total		$41,504		$(1,198,055)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2015. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$8,205,464	$1,232,010	1,460
Interest Rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	948,680	(1,010,568)	241
Total		$9,154,144	$221,442	1,701

(a)	Average number of contracts is based on the average of month end balances for the period ended June 30, 2015.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended June 30, 2015, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^
0.79%	0.71%	0.68%	0.66%	0.65%	0.79%	0.73%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Fund invests in FST Shares of the Goldman Sachs Financial Square Government Fund. This Underlying Fund is considered to be affiliated with the Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated funds in which the Fund invests through at least April 30, 2016. Prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the six months ended June 30, 2015, GSAM waived $82,311 of the Fund’s management fee.

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.004%. The Other Expense limitation will remain in place through at least April 30, 2016, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the six months ended June 30, 2015, GSAM reimbursed $165,387 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the six months ended June 30, 2015, custody fee credits were $13,296.

E.  Line of Credit Facility — As of June 30, 2015, the Fund participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $115,000,000, for a total of up to $1,320,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2015, the Fund did not have any borrowings under the facility.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Other Transactions with Affiliates — For the six months ended June 30, 2015, Goldman Sachs earned $55 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

The following table provides information about the Fund’s investment in the Goldman Sachs Financial Square Government Fund as of and for the six months ended June 30, 2015:

Underlying Fund	Market Value 12/31/14	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Market Value 06/30/15	Dividend Income
Goldman Sachs Financial Square Government Fund	$121,367,084	$169,070,809	$(193,539,700)	$—	$—	$96,898,193	$3,549

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2015, were as follows:

Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
$208,858,890	$204,206,093	$152,570,395	$176,034,117

7.    SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), an affiliated series of the Trust. The Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by GSAL to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, GSAL indemnifies the Fund by purchasing

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

7.    SECURITIES LENDING (continued)

replacement securities at its expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to an exclusion for any shortfalls resulting from a loss of value in the cash collateral pool due to reinvestment risk and a requirement that the Fund agrees to assign rights to the collateral to GSAL for purpose of using the collateral to cover purchase of replacement securities as more fully described in the Securities Lending Agency Agreement. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral is at least equal to the value of the cash received. The value of loaned securities and cash collateral at period end are disclosed in the Fund’s Statement of Assets and Liabilities.

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the six months ended June 30, 2015, is reported under Investment Income on the Statement of Operations. For the six months ended June 30, 2015, GSAL earned $1,965 in fees as securities lending agent.

The following table provides information about the Fund’s investment in the Money Market Fund for the six months ended June 30, 2015:

Number of Shares Held Beginning of Period	Shares Bought	Shares Sold	Number of Shares Held End of Period	Value at End of Period
11,955,850	126,303,600	(130,448,950)	7,810,500	$7,810,500

8.    TAX INFORMATION

As of June 30, 2015, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$354,025,403
Gross unrealized gain	87,258
Gross unrealized loss	(2,673,698)
Net unrealized security loss	$(2,586,440)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign Custody Risk — To the extent that the Fund invests in foreign securities, it may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

9.    OTHER RISKS (continued)

emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Industry Concentration Risk — The Fund will not invest more than 25% of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry, except that, to the extent that an industry represents 20% or more of the Fund’s index at the time of investment, the Fund may invest up to 35% of its assets in that industry. Concentrating Fund investments in issuers conducting business in the same industry will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments affecting that industry than if its investments were not so concentrated.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will directly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) and active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

9.    OTHER RISKS (continued)

foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2015 (Unaudited)		For the Fiscal Year Ended December 31, 2014
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	40,692	$487,613	60,147	$707,704
Reinvestment of distributions	—	—	629	7,255
Shares redeemed	(35,079)	(428,426)	(499)	(5,908)
	5,613	59,187	60,277	709,051
Service Shares
Shares sold	4,529,691	54,073,468	12,257,059	143,189,125
Reinvestment of distributions	—	—	192,620	2,222,840
Shares redeemed	(1,442,823)	(17,232,846)	(1,657,505)	(19,197,743)
	3,086,868	36,840,622	10,792,174	126,214,222
NET INCREASE (DECREASE)	3,092,481	$36,899,809	10,852,451	$126,923,273

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Fund Expenses — Period Ended June 30, 2015 (Unaudited)

As a shareholder of the Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2015 through June 30, 2015, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 01/01/15	Ending Account Value 06/30/15		Expenses Paid for the 6 Months Ended 06/30/15*
Institutional
Actual	$1,000	$998.30		$3.72
Hypothetical 5% return	1,000	1,021.08	+	3.76
Service
Actual	1,000	997.50		4.95
Hypothetical 5% return	1,000	1,019.84	+	5.01

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.75% and 1.00% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund's actual annualized net expense ratio and an assumed rate of return of 5% per year before expenses.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Global Trends Allocation Fund (formerly, Goldman Sachs Global Markets Navigator Fund) (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2016 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 10-11, 2015 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. Such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding); sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of a group of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and its benchmark performance index, and general investment outlooks in the markets in which the Fund invests;
(c)	information provided by GSAM indicating GSAM’s views on whether a Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)	the Fund’s expense trends over time;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser to waive a portion of its management fee and to limit certain expenses of the Fund that exceed a specified level;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)

a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings compiled by the Outside Data Provider as of December 31, 2014, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2015. The information on the Fund’s investment performance was provided for the one-year period ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the Fund’s Institutional Shares had placed in the first quartile of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one-year period ended March 31, 2015. They also noted that in April 2015 the Fund had been repositioned from the Goldman Sachs Global Markets Navigator Fund, which involved changes to the Fund’s investment objective, investment strategy, and benchmark.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and a two-year history comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Fund that exceed a specified level. They also noted that the Investment Adviser did not manage other types of accounts having investment objectives and policies similar to those of the Fund, and therefore this type of fee comparison was not possible.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2014 and 2013, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.79%
Next $1 billion	0.71
Next $3 billion	0.68
Next $3 billion	0.66
Over $8 billion	0.65

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of

28

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Fund’s cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

The Trustees also considered the benefits to GSAL and the Investment Adviser from the Fund’s ability to participate in the securities lending program and observed that, although the benefits to GSAL and the Investment Adviser were meaningful, the benefits to the Fund from its participation in the program were greater, as measured by the revenue received by the Fund in connection with the program.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2016.

29

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Kathryn A. Cassidy John P. Coblentz, Jr.	Scott M. McHugh, Principal Financial Officer and Treasurer
Diana M. Daniels	Caroline L. Kraus, Secretary
Joseph P. LoRusso
Herbert J. Markley
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel
Roy W. Templin
Gregory G. Weaver

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of June 30, 2015 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Global Trends Allocation Fund.

© 2015 Goldman Sachs. All rights reserved.

VITNAVSAR-15/168196.MF.MED.TMPL/8/2015

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Large Cap Value Fund

Semi-Annual Report

June 30, 2015

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectuses.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Large Cap Value Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Large Cap Value Fund invests primarily in large-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Different investment styles (e.g., “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Large Cap Value Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2015 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated cumulative total returns of 1.23% and 1.05%, respectively. These returns compare to the -0.61% cumulative total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”) during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P 500® Index gained 1.23% during the Reporting Period. While representing the S&P 500® Index’s softest first-half performance since 2010, the modest gain still marked ten consecutive calendar quarters of positive returns for U.S. large-cap stocks.

Economic data generally improved during the Reporting Period. First quarter 2015 U.S. Gross Domestic Product (“GDP”) came in weaker than expected, though many of the contributing factors were deemed temporary, such as severe winter weather and a port strike on the west coast. Importantly, unemployment continued to steadily fall, reaching a low of 5.4%, and the housing market continued to improve. Consumer spending was slightly softer than expected early in the Reporting Period, but progressively bettered, with strong retail sales growth and robust auto sales in May 2015. Given this economic backdrop, sector performance within the S&P 500® Index was widely divergent during the Reporting Period, with five sectors posting positive returns and five posting negative returns.

Throughout the Reporting Period, markets focused on the timing of the first interest rate increase by the U.S. Federal Reserve (the “Fed”) since 2006. Given the unexpectedly weak economy in the first quarter of 2015, many market participants extended their forecasts for an initial rate hike, or “lift-off”, from September 2015 to December 2015. As many investors expect high yielding stocks, many of which have high valuations, to perform poorly when interest rates begin to increase again, utilities was the worst performing sector in the S&P 500® Index during the Reporting Period.

The West Texas Intermediate (“WTI”) crude oil benchmark price fell from a high of $107 per barrel in June 2014 to a low of $43 per barrel in March 2015 before rebounding to almost $60 per barrel by the end of April 2015 and remaining around that level for the rest of the Reporting Period. In turn, the energy sector within the S&P 500® Index declined on the commodity price weakness from early in the year.

Market participants perceived the combination of lower energy prices, better employment prospects and an improving housing market as beneficial for consumers. Thus, stocks of many consumer companies rose in anticipation of increasing consumption, and the consumer discretionary sector in the S&P 500® Index notably outperformed during the Reporting Period. Health care was the best performing sector in the S&P 500® Index during the Reporting Period, as many companies have been meeting or beating earnings estimates, and merger and acquisition activity remained robust. The heavily weighted health care sector was the largest positive contributor (weight times performance) to S&P 500® Index returns.

While returns overall were muted, most segments of the U.S. equity market advanced during the Reporting Period, with small-cap stocks, as measured by the Russell 2000® Index, gaining most, followed by mid-cap stocks and then large-cap stocks, as measured by the Russell Midcap® Index and Russell 1000® Index, respectively. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the Russell Investments indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund outperformed the Russell Index on a relative basis. Stock selection had the greatest effect on the Fund’s performance relative to the Russell Index during the Reporting Period.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Which equity market sectors most significantly affected Fund performance?

Stock selection in the consumer staples, information technology and financials sectors contributed most positively to the Fund’s relative results. Having an underweighted allocation to utilities, which lagged the Russell Index during the Reporting Period, also added value. Only partially offsetting these positive contributors was stock selection in the consumer discretionary, materials and energy sectors, which detracted.

What were some of the Fund’s best-performing individual stocks?

Relative to the Russell Index, the Fund benefited most from positions in Mylan, Expedia and American International Group.

Mylan, a U.S.-based pharmaceutical company that develops, manufactures and distributes generic and specialty pharmaceuticals globally, was the top contributor to the Fund’s relative performance during the Reporting Period, driven by news around potential industry consolidation. Early in the second quarter of 2015, Mylan announced a plan to acquire one of its competitors, Perrigo, and subsequently, a few weeks later, Teva Pharmaceuticals announced a plan to acquire Mylan at a significant premium to its current market value, causing Mylan’s shares to rise. We believe the high level of interest in Mylan’s assets demonstrates the company’s strong industry position and the high quality nature of its franchise. In addition to benefiting from potential industry consolidation, we believe Mylan can deliver better than expected revenue growth while continuing to expand its margins and improve overall profitability.

Online travel company Expedia was a top contributor to the Fund’s performance during the Reporting Period. Its shares performed well due to strong travel spending, a relatively benign competitive environment, and the company’s strategy of consolidating the industry. Its shares also performed well after Expedia announced the sale of its majority stake in Chinese partner eLong. We view this transaction as highly accretive from an earnings perspective. We see potential future acquisitions as limited and believe new players could increase competition in the industry. For that reason and given that our investment thesis has played out and thus we believe upside potential from here is limited, we exited the Fund’s position in Expedia by the end of the Reporting Period.

American International Group (“AIG”), a global insurance company, also performed well during the Reporting Period, contributing positively to the Fund’s relative results. Early in 2015, shares of AIG traded higher after its management discussed its plans for future growth and shareholder returns on the company’s quarterly conference call. Separately, its shares benefited from an increase in interest rates, which was viewed as a positive for insurance companies. Later in the Reporting Period, shares of AIG rose again after the company reported strong first quarter 2015 earnings and authorized an additional $3.5 billion in share repurchases. At the end of the Reporting Period, we continued to view AIG’s shares as being undervalued, and we remained constructive on the company’s opportunities for return on equity improvement going forward. We also remained positive on its management’s focus on growing the company’s core insurance businesses and improving operational performance. We believe the overall state of the business is healthy, and we see the potential for share repurchases at the high end of its management’s guidance.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting most from the Fund’s results relative to its benchmark index were positions in global car and equipment rental company Hertz Global Holdings, oil and natural gas exploration and production company Southwestern Energy and cable network Viacom.

Hertz Global Holdings was the biggest detractor from the Fund’s relative results during the Reporting Period. Its shares declined after the company announced weaker than expected first quarter 2015 operating results, driven by a decline in U.S. rental car revenue. The decline suggests, in our view, that the increase in retail prices implemented at the beginning of 2015 remains a key challenge for the company. In spite of recent headwinds, we believe Hertz Global Holdings is poised for better financial performance in the latter half of 2015 given the company’s operational improvement, available capital deployment options, and a rather stable industry backdrop.

During the Reporting Period, Southwestern Energy reported earnings that were largely in line with market consensus. However, the company’s underperformance was driven primarily by weaker natural gas prices. At the end of the Reporting Period, we continued to believe that Southwestern Energy has an underappreciated resource base, specifically in the Marcellus and Fayetteville Shales, and that its newly acquired assets from Chesapeake Energy further strengthen the company’s position and growth opportunities. Additionally, we remained positive on the company’s operational leverage to higher natural gas prices and were encouraged by its management team’s commitment to disciplined growth, cost reductions and shareholder returns.

Consolidation among content distributors, concerns about signing new affiliate agreements, and ratings weakness pressured Viacom’s stock during the Reporting Period. However, we see these worries as largely overdone and believe that ratings pressure may begin to subside in the second half of 2015 against easier comparisons from the prior year. Viacom is the largest cable network

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

by viewership, and we believe the company is set to benefit from a long-awaited move toward a new advertising ratings model that captures the currently unmeasured and fast growing over-the-top content consumption trends. (In broadcasting, over-the-top (“OTT”) content refers to delivery of audio, video and other media over the Internet without the involvement of a multiple system operator in the control or distribution of the content.) Additionally, we remained encouraged at the end of the Reporting Period by the company’s attractive valuation and its new cost restructuring program, which we believe may support stable profitability through the company’s transition.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy.

Did the Fund make any significant purchases or sales during the Reporting Period?

We initiated a Fund position in Johnson & Johnson. We believe the company is well positioned within the pharmaceuticals industry given what we consider to be its attractive valuation and potential to make beneficial future acquisitions. We are encouraged by its management team and believe it is committed to generating revenue and creating shareholder value.

During the Reporting Period, we established a Fund position in Citigroup, a global diversified financial services holding company. The company recently announced the results of its Comprehensive Capital Analysis and Review (“CCAR”) with the Fed. We view the results positively and believe the company now has the ability to return capital to its shareholders. In addition, we view favorably its management team’s focus on improving returns on equity through efficient resource allocation around markets, products and clients.

In addition to those sales already mentioned, we sold the Fund’s position in supplemental insurance company AFLAC during the Reporting Period. While we believe the company is a high quality franchise with the potential to benefit from increased capital deployment and improvement in sales, it is not as levered to a rise in interest rates as other names in the industry. With a rise in interest rates on the horizon, we decided to sell out of the position and reallocate the capital to names that we believe have higher upside potential.

We exited the Fund’s position in oil and natural gas exploration and production company Apache. Initially, we viewed its shares as attractively valued given Apache’s balance sheet strength, improving free cash flow generation, and potential for increased shareholder distributions. However, as a decline in oil prices continued to adversely impact Apache’s stock, we decided to sell the position and pursue higher conviction ideas.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to financials increased compared to the Russell Index. The Fund’s allocations compared to the benchmark index in consumer discretionary and energy decreased.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of June 2015, the Fund had overweighted positions relative to the Russell Index in the consumer discretionary and information technology sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in energy, utilities, materials, industrials and financials and was rather neutrally weighted to the Russell Index in consumer staples, health care and telecommunication services.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

Effective February 18, 2015, Andrew Braun no longer serves as Co-Chief Investment Officer of the U.S. Value Equity Team or as a lead portfolio manager of the Mid Cap Value strategy. Andrew will, however, retain his sector coverage responsibilities for the Large and Mid Cap Value strategies. With nearly $40 billion in assets across the entire market capitalization spectrum, we believe it is important to shift resources to where they can best serve our shareholders, which is why we have asked Andrew to focus more of his time and expertise on the income-oriented funds.

With Andrew’s shift in responsibilities, Timothy Ryan, Vice President, will share lead portfolio management responsibility for our Mid Cap Value strategy with Dolores Bamford, Managing Director, who currently co-leads the strategy. Tim will retain his sector coverage responsibilities for the Large, Mid, Small and SMID Cap Value portfolios and will continue to share lead portfolio

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

management responsibility for our Real Estate Securities strategy with Nora Creedon, Managing Director. Tim joined the US Value Equity Team in 2010 and has 19 years of experience in the industry.

Sean Gallagher, Managing Director and Head of the US Value Equity Team, will continue in his role as Chief Investment Officer of the US Value Equity Team. Sean has 22 years of investing experience and has been the head of the US Value Equity Team and Co-Chief Investment Officer since 2009. He joined Goldman Sachs in 2000, was named managing director in 2005 and partner in 2008. As he has in the past, Sean will continue to work closely with his team, including 15 portfolio managers and more than 10 research analysts, to ensure the seamless management of our shareholders’ portfolios.

Additionally, effective March 23, 2015, Kevin Martens joined the US Value Equity Team as a Vice President and sector portfolio manager. Kevin will cover the materials sector in our Large and Mid Cap Value strategies.

What is the Fund’s tactical view and strategy for the months ahead?

We maintain a positive outlook on the U.S. economy. Unemployment is at the lowest level since the financial crisis; the housing market continues to recover; and gasoline prices are likely to remain low given our expectation that oil prices are unlikely to move much higher for some time. We believe these factors should support improving consumption. Furthermore, the U.S. savings rate is at recent high levels — some normalization could lead to increased consumption as well.

In the near term, expectations for corporate earnings have been declining compared to last year, and bullish sentiment waned after mediocre first quarter 2015 results. Growth expectations for the second quarter of 2015 were flat at the end of the Reporting Period, which we think might be low and might give companies a chance to exceed expectations. Longer term, we note that the U.S. equity market was trading close to the high end of its historical multiple range at the end of the Reporting Period, implying less upside than in recent years and potentially compared to other stock markets.

All that said, should the U.S. economy accelerate and should real earnings growth be realized, these factors could serve as fundamental drivers of U.S. equity upside potential going forward. We believe that U.S. corporate fundamentals remain strong, evidenced by both healthy balance sheets and earnings resilience, and could provide companies with a number of options to increase shareholder value. While we are cognizant of potential headwinds, such as foreign exchange volatility or unanticipated changes in monetary policy, we ultimately remain constructive on the direction of U.S. equity markets. We believe the U.S. has the best macroeconomic outlook of the developed economies, and we are optimistic on the strengthening U.S. housing and employment markets as well as on the potential for a continued recovery in consumer spending.

Looking forward, we believe that should the U.S. economy improve as we anticipate, companies can reinvest for future growth by increasing capital expenditures, research and development, hiring and through merger and acquisition activity, rather than keeping excess cash on balance sheets. In our view, equity valuations are fair, considering the positive macro environment, and inexpensive relative to fixed income. We find that focusing on corporate fundamentals and stock selection, while being aware of various macroeconomic factors, is more in line with variables that we believe generate long-term returns, such as earnings growth and valuation.

Regardless of market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintain high conviction in the companies the Fund owns and believe they have the potential to outperform relative to the broader market regardless of economic growth conditions. We continue to focus on undervalued companies that we believe have comparatively greater control of their own destiny, such as innovators with differentiated products, companies with low cost structures or companies that have been investing in their own businesses and may be poised to gain market share. We maintain our discipline in identifying companies with what we believe to be strong or improving balance sheets, led by quality management teams and trading at discounted valuations. We remain focused on the long-term performance of the Fund.

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FUND BASICS

Large Cap Value Fund

as of June 30, 2015

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	4.91%	15.37%	6.45%	5.05%	1/12/98
Service	4.57	15.07	N/A	4.06	7/24/07

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.75%	0.80%
Service	1.00	1.05

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/153

Holding	% of Net Assets	Line of Business
General Electric Co.	5.1%	Capital Goods
Exxon Mobil Corp.	4.3	Energy
JPMorgan Chase & Co.	4.1	Banks
Bank of America Corp.	3.7	Banks
Prudential Financial, Inc.	3.2	Insurance
American International Group, Inc.	3.1	Insurance
Johnson & Johnson	2.8	Pharmaceuticals, Biotechnology & Life Sciences
Pfizer, Inc.	2.7	Pharmaceuticals, Biotechnology & Life Sciences
Citigroup, Inc.	2.6	Banks
Devon Energy Corp.	2.6	Energy

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

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FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2015

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Schedule of Investments

June 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – 98.5%
Automobiles & Components – 1.8%
340,765	General Motors Co.	$11,357,698
143,549	Volkswagen AG ADR	6,695,125

		18,052,823

Banks – 13.7%
2,131,684	Bank of America Corp.	36,281,262
469,653	Citigroup, Inc.	25,943,632
267,778	Citizens Financial Group, Inc.	7,313,017
485,846	Fifth Third Bancorp	10,115,314
588,302	JPMorgan Chase & Co.	39,863,343
271,588	Wells Fargo & Co.	15,274,109

		134,790,677

Capital Goods – 7.0%
71,843	Eaton Corp. PLC	4,848,684
1,884,207	General Electric Co.	50,063,380
96,146	The Boeing Co.	13,337,373

		68,249,437

Consumer Durables & Apparel – 2.0%
81,739	Fossil Group, Inc.*	5,669,417
107,814	Ralph Lauren Corp.	14,270,261

		19,939,678

Consumer Services – 0.9%
481,738	MGM Resorts International*	8,791,719

Diversified Financials – 4.7%
65,903	Affiliated Managers Group, Inc.*	14,406,396
120,078	Ameriprise Financial, Inc.	15,001,344
86,442	Capital One Financial Corp.	7,604,303
486,203	Navient Corp.	8,853,757

		45,865,800

Energy – 11.2%
161,983	ConocoPhillips	9,947,376
432,314	Devon Energy Corp.	25,718,360
512,066	Exxon Mobil Corp.	42,603,891
164,013	Halliburton Co.	7,064,040
1,064,780	Southwestern Energy Co.*	24,202,449

		109,536,116

Food & Staples Retailing – 0.9%
231,285	Whole Foods Market, Inc.	9,121,880

Food, Beverage & Tobacco – 5.8%
40,661	Anheuser-Busch InBev NV ADR	4,906,563
232,833	ConAgra Foods, Inc.	10,179,459
572,168	Mondelez International, Inc. Class A	23,538,991
199,673	Tyson Foods, Inc. Class A	8,512,060
234,365	Unilever NV	9,805,832

		56,942,905

Health Care Equipment & Services – 4.2%
79,179	Aetna, Inc.	10,092,155
85,311	Express Scripts Holding Co.*	7,587,560
313,678	Medtronic PLC	23,243,540

		40,923,255

Common Stocks – (continued)
Insurance – 9.3%
484,894	American International Group, Inc.	$29,976,147
764,637	Genworth Financial, Inc. Class A*	5,788,302
302,724	MetLife, Inc.	16,949,517
359,399	Prudential Financial, Inc.	31,454,601
179,134	The Hartford Financial Services Group, Inc.	7,446,600

		91,615,167

Materials – 1.4%
206,460	E.I. du Pont de Nemours & Co.	13,203,117

Media – 3.3%
80,786	CBS Corp. Class B	4,483,623
129,305	Liberty Global PLC Series C*	6,546,712
327,311	Viacom, Inc. Class B	21,157,383

		32,187,718

Pharmaceuticals, Biotechnology & Life Sciences – 7.5%
279,982	Johnson & Johnson	27,287,046
181,218	Merck & Co., Inc.	10,316,741
141,152	Mylan NV*	9,578,575
795,297	Pfizer, Inc.	26,666,308

		73,848,670

Real Estate Investment Trust – 0.7%
76,202	American Tower Corp.	7,108,885

Retailing – 2.9%
654,442	Staples, Inc.	10,019,507
491,561	The Gap, Inc.	18,762,883

		28,782,390

Semiconductors & Semiconductor Equipment – 2.4%
512,933	Intel Corp.	15,600,857
239,202	Maxim Integrated Products, Inc.	8,270,409

		23,871,266

Software & Services – 6.4%
127,103	eBay, Inc.*	7,656,685
40,422	Google, Inc. Class A*	21,829,497
176,515	Microsoft Corp.	7,793,137
249,119	Oracle Corp.	10,039,496
101,563	SAP SE ADR	7,132,769
362,875	Symantec Corp.	8,436,844

		62,888,428

Technology Hardware & Equipment – 4.0%
642,060	Cisco Systems, Inc.	17,630,968
817,383	EMC Corp.	21,570,737

		39,201,705

Telecommunication Services – 3.0%
573,180	AT&T, Inc.	20,359,354
203,007	Verizon Communications, Inc.	9,462,156

		29,821,510

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)
Transportation – 1.8%
558,238	Hertz Global Holdings, Inc.*	$10,115,273
139,336	United Continental Holdings, Inc.*	7,386,201

		17,501,474

Utilities – 3.6%
282,840	Exelon Corp.	8,886,833
283,316	FirstEnergy Corp.	9,221,936
120,435	NextEra Energy, Inc.	11,806,243
100,313	PG&E Corp.	4,925,368

		34,840,380

TOTAL INVESTMENTS – 98.5%
(Cost $845,617,557)		$967,085,000

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.5%		14,772,271

NET ASSETS – 100.0%		$981,857,271

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviation:
ADR	—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets:
Investments, at value (cost $845,617,557)	$967,085,000
Cash	2,434,468
Receivables:
Investments sold	23,804,362
Dividends	1,330,854
Fund shares sold	152,832
Reimbursement from investment adviser	107,714
Total assets	994,915,230

Liabilities:
Payables:
Fund shares redeemed	7,091,720
Investments purchased	5,115,032
Management fees	599,371
Distribution and Service fees and Transfer Agent fees	158,474
Accrued expenses	93,362
Total liabilities	13,057,959

Net Assets:
Paid-in capital	756,302,595
Undistributed net investment income	7,299,325
Accumulated net realized gain	96,787,908
Net unrealized gain	121,467,443
NET ASSETS	$981,857,271
Net Assets:
Institutional	$312,669,364
Service	669,187,907
Total Net Assets	$981,857,271
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	27,128,640
Service	58,173,424
Net asset value, offering and redemption price per share:
Institutional	$11.53
Service	11.50

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

Investment income:

Dividends	$10,264,645

Expenses:
Management fees	3,740,717
Distribution and Service fees — Service Class	849,023
Transfer Agent fees(a)	99,847
Printing and mailing costs	97,233
Professional fees	33,288
Custody, accounting and administrative services	30,778
Trustee fees	6,991
Other	62,372
Total expenses	4,920,249
Less — expense reductions	(365,340)
Net expenses	4,554,909
NET INVESTMENT INCOME	5,709,736

Realized and unrealized gain (loss):
Net realized gain from investments (including commissions recaptured of $31,528)	86,532,622
Net change in unrealized loss on investments	(80,669,913)
Net realized and unrealized gain	5,862,709
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,572,445

(a) Institutional and Service Shares had Transfer Agent fees of $31,930 and $67,917, respectively.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2015 (Unaudited)	For the Fiscal Year Ended December 31, 2014

From operations:
Net investment income	$5,709,736	$11,642,320
Net realized gain	86,532,622	183,715,963
Net change in unrealized loss	(80,669,913)	(61,717,949)
Net increase in net assets resulting from operations	11,572,445	133,640,334

Distributions to shareholders:
From net investment income
Institutional Shares	—	(4,510,586)
Service Shares	—	(7,646,742)
From net realized gains
Institutional Shares	—	(59,582,661)
Service Shares	—	(126,376,649)
Total distributions to shareholders	—	(198,116,638)

From share transactions:
Proceeds from sales of shares	37,305,125	66,617,776
Reinvestment of distributions	—	198,116,638
Cost of shares redeemed	(86,304,318)	(343,768,316)
Net decrease in net assets resulting from share transactions	(48,999,193)	(79,033,902)
TOTAL DECREASE	(37,426,748)	(143,510,206)

Net assets:

Beginning of period	1,019,284,019	1,162,794,225
End of period	$981,857,271	$1,019,284,019
Undistributed net investment income	$7,299,325	$1,589,589

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2015 - Institutional	$11.39	$0.07		$0.07	$0.14	$—	$—	$—	$11.53	1.23%	$312,669	0.74	%(d)	0.82	%(d)	1.31	%(d)	44%
2015 - Service	11.38	0.06		0.06	0.12	—	—	—	11.50	1.05	669,188	0.99	(d)	1.07	(d)	1.06	(d)	44
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2014 - Institutional	12.59	0.16		1.38	1.54	(0.19)	(2.55)	(2.74)	11.39	12.94	326,543	0.75		0.80		1.21		72
2014 - Service	12.58	0.13		1.37	1.50	(0.15)	(2.55)	(2.70)	11.38	12.61	692,741	1.00		1.05		0.96		72
2013 - Institutional	10.76	0.14		3.39	3.53	(0.16)	(1.54)	(1.70)	12.59	33.23	370,241	0.75		0.79		1.15		86
2013 - Service	10.75	0.11		3.39	3.50	(0.13)	(1.54)	(1.67)	12.58	32.93	792,553	1.00		1.04		0.91		86
2012 - Institutional	9.39	0.15		1.64	1.79	(0.15)	(0.27)	(0.42)	10.76	19.07	351,677	0.77		0.78		1.40		120
2012 - Service	9.38	0.12		1.64	1.76	(0.12)	(0.27)	(0.39)	10.75	18.77	734,577	1.02		1.03		1.15		120
2011 - Institutional	10.24	0.14	(e)	(0.86)	(0.72)	(0.13)	—	(0.13)	9.39	(7.05)	421,560	0.78		0.79		1.39	(e)	91
2011 - Service	10.23	0.12	(e)	(0.87)	(0.75)	(0.10)	—	(0.10)	9.38	(7.27)	857,659	1.03		1.04		1.23	(e)	91
2010 - Institutional	9.28	0.10		0.94	1.04	(0.08)	—	(0.08)	10.24	11.20	507,146	0.80		0.80		1.02		95
2010 - Service	9.28	0.07		0.94	1.01	(0.06)	—	(0.06)	10.23	10.89	672,239	1.05		1.05		0.78		95

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.19% of average net assets.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Large Cap Value Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statement of Operations.

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or it is believed by the investment adviser to not represent fair value, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of June 30, 2015:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a) North America	$967,085,000	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedule of Investments.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended June 30, 2015, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Fee Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Fee Rate^
0.75%	0.68%	0.65%	0.64%	0.63%	0.75%	0.72	%*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
*	GSAM has agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 30, 2016, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. The Effective Net Management Rate above is calculated based on the management rate before and after the waiver had been adjusted, if applicable. For the six months ended June 30, 2015, GSAM waived $148,138 of its management fee.

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.004%. The Other Expense limitation

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

will remain in place through at least April 30, 2016, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the six months ended June 30, 2015, GSAM reimbursed $210,691 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the six months ended June 30, 2015, custody fee credits were $6,511.

E.  Line of Credit Facility — As of June 30, 2015, the Fund participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $115,000,000, for a total of up to $1,320,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2015, the Fund did not have any borrowings under the facility.

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2015, were $432,124,494 and $482,092,366, respectively.

6.    TAX INFORMATION

As of June 30, 2015, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$853,494,737
Gross unrealized gain	150,799,908
Gross unrealized loss	(37,209,645)
Net unrealized security gain	$113,590,263

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

7.    OTHER RISKS (continued)

sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

8.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

10.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2015 (Unaudited)		For the Fiscal Year Ended December 31, 2014
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	1,129,858	$12,896,857	1,950,877	$26,237,463
Reinvestment of distributions	—	—	5,795,050	64,093,247
Shares redeemed	(2,678,801)	(30,776,741)	(8,477,782)	(113,015,181)
	(1,548,943)	(17,879,884)	(731,855)	(22,684,471)
Service Shares
Shares sold	2,135,820	24,408,268	3,043,560	40,380,313
Reinvestment of distributions	—	—	12,117,847	134,023,391
Shares redeemed	(4,842,038)	(55,527,577)	(17,295,149)	(230,753,135)
	(2,706,218)	(31,119,309)	(2,133,742)	(56,349,431)
NET DECREASE	(4,255,161)	$(48,999,193)	(2,865,597)	$(79,033,902)

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Fund Expenses — Six Month Period Ended June 30, 2015 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2015 through June 30, 2015, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 01/01/15	Ending Account Value 06/30/15		Expenses Paid for the 6 Months Ended 06/30/15*
Institutional
Actual	$1,000	$1,012.30		$3.69
Hypothetical 5% return	1,000	1,021.12	+	3.71
Service
Actual	1,000	1,010.50		4.94
Hypothetical 5% return	1,000	1,019.89	+	4.96

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.74% and 0.99% for the Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Large Cap Value Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2016 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 10-11, 2015 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. Such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding); sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of a group of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), its benchmark performance index, and a composite of accounts with comparable investment strategies managed by the Investment Adviser, and general investment outlooks in the markets in which the Fund invests;
(c)	information provided by GSAM indicating GSAM’s views on whether a Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser to waive a portion of its management fee and to limit certain expenses of the Fund that exceed a specified level, and a summary of contractual fee reductions made by the Investment Adviser and/or its affiliates over the past several years with respect to the Fund;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2014, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2015. The information on the Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

and policies and market conditions. The Trustees also received information comparing the Fund’s performance to that of a composite of accounts with comparable investment strategies managed by the Investment Adviser having comparable investment characteristics.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one- and three-year periods and in the third quartile for the five- and ten-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2015. The Trustees also noted that the Fund had experienced certain portfolio management changes in February 2015.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Fund that exceed a specified level. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2014 and 2013, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.75%
Next $1 billion	0.68
Next $3 billion	0.65
Next $3 billion	0.64
Over $8 billion	0.63

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2016.

25

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Kathryn A. Cassidy	Scott M. McHugh, Principal Financial Officer
John P. Coblentz, Jr.	and Treasurer
Diana M. Daniels	Caroline L. Kraus, Secretary
Joseph P. LoRusso
Herbert J. Markley
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel
Roy W. Templin
Gregory G. Weaver

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of June 30, 2015 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Large Cap Value Fund.

© 2015 Goldman Sachs. All rights reserved.

VITLCVSAR-15/168197.MF.MED.TMPL/8/2015

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Mid Cap Value Fund

Semi-Annual Report

June 30, 2015

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectuses.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Mid Cap Value Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Mid Cap Value Fund invests primarily in mid-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Mid Cap Value Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2015 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated cumulative total returns of –0.06% and –0.17%, respectively. These returns compare to the 0.41% cumulative total return of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P 500® Index gained 1.23% during the Reporting Period. While representing the S&P 500® Index’s softest first-half performance since 2010, the modest gain still marked ten consecutive calendar quarters of positive returns for U.S. large-cap stocks.

Economic data generally improved during the Reporting Period. First quarter 2015 U.S. Gross Domestic Product (“GDP”) came in weaker than expected, though many of the contributing factors were deemed temporary, such as severe winter weather and a port strike on the west coast. Importantly, unemployment continued to steadily fall, reaching a low of 5.4%, and the housing market continued to improve. Consumer spending was slightly softer than expected early in the Reporting Period, but progressively bettered, with strong retail sales growth and robust auto sales in May 2015. Given this economic backdrop, sector performance within the S&P 500® Index was widely divergent during the Reporting Period, with five sectors posting positive returns and five posting negative returns.

Throughout the Reporting Period, markets focused on the timing of the first interest rate increase by the U.S. Federal Reserve (the “Fed”) since 2006. Given the unexpectedly weak economy in the first quarter of 2015, many market participants extended their forecasts for an initial rate hike, or “lift-off”, from September 2015 to December 2015. As many investors expect high yielding stocks, many of which have high valuations, to perform poorly when interest rates begin to increase again, utilities was the worst performing sector in the S&P 500® Index during the Reporting Period.

The West Texas Intermediate (“WTI”) crude oil benchmark price fell from a high of $107 per barrel in June 2014 to a low of $43 per barrel in March 2015 before rebounding to almost $60 per barrel by the end of April 2015 and remaining around that level for the rest of the Reporting Period. In turn, the energy sector within the S&P 500® Index declined on the commodity price weakness from early in the year.

Market participants perceived the combination of lower energy prices, better employment prospects and an improving housing market as beneficial for consumers. Thus, stocks of many consumer companies rose in anticipation of increasing consumption, and the consumer discretionary sector in the S&P 500® Index notably outperformed during the Reporting Period. Health care was the best performing sector in the S&P 500® Index during the Reporting Period, as many companies have been meeting or beating earnings estimates, and merger and acquisition activity remained robust. The heavily weighted health care sector was the largest positive contributor (weight times performance) to S&P 500® Index returns.

While returns overall were muted, most segments of the U.S. equity market advanced during the Reporting Period, with small-cap stocks, as measured by the Russell 2000® Index, gaining most, followed by mid-cap stocks and then large-cap stocks, as measured by the Russell Midcap® Index and Russell 1000® Index, respectively. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the Russell Investments indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund underperformed the Russell Index, albeit modestly, on a relative basis. Sector allocation as a whole contributed positively but was slightly more than offset by stock selection, which detracted from the Fund’s performance relative to the Russell Index during the Reporting Period.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Which equity market sectors most significantly affected Fund performance?

Detracting from the Fund’s relative results most was stock selection in the industrials, health care and energy sectors. Having an underweighted allocation to health care, which was the best performing sector in the Russell Index during the Reporting Period, and having an overweighted allocation to energy, which was the second weakest sector in the Russell Index during the Reporting Period, hurt as well. Such detractors were only partially offset by effective stock selection in the information technology and financials sectors, which helped the Fund’s performance relative to the Russell Index. Having an underweighted allocation to utilities, which was the weakest sector in the Russell Index during the Reporting Period, also boosted the Fund’s relative results.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting from the Fund’s results relative to its benchmark index were positions in global car and equipment rental company Hertz Global Holdings, consumer fashion accessories company Fossil Group and oil and natural gas exploration and production company Southwestern Energy.

Hertz Global Holdings was the biggest detractor from the Fund’s relative results during the Reporting Period. Its shares declined after the company announced weaker than expected first quarter 2015 operating results, driven by a decline in U.S. rental car revenue. The decline suggests, in our view, that the increase in retail prices implemented at the beginning of 2015 remains a key challenge for the company. In spite of recent headwinds, we believe Hertz Global Holdings is poised for better financial performance in the latter half of 2015 given the company’s operational improvement, available capital deployment options, and a rather stable industry backdrop.

Shares of Fossil Group declined after the company reported fourth quarter 2014 earnings that were below consensus expectations and due to concerns the iWatch will take demand from Fossil Group’s watch business. However, we believe these fears are overblown because Fossil Group’s core customer base is different than the target customer for the iWatch, in our view. Overall, we see Fossil Group as one of the most attractively priced stocks in its industry and continued to believe at the end of the Reporting Period that the company will likely leverage its dominant position in the category to enter into partnerships with new brands. In addition to these strengths, Fossil Group’s international prospects should help return the company to a healthy growth profile over the next 12 to 18 months, in our opinion.

During the Reporting Period, Southwestern Energy reported earnings that were largely in line with market consensus. However, the company’s underperformance was driven primarily by weaker natural gas prices. At the end of the Reporting Period, we continued to believe that Southwestern Energy has an underappreciated resource base, specifically in the Marcellus and Fayetteville Shales, and that its newly acquired assets from Chesapeake Energy further strengthen the company’s position and growth opportunities. Additionally, we remained positive on the company’s operational leverage to higher natural gas prices and were encouraged by its management team’s commitment to disciplined growth, cost reductions and shareholder returns.

What were some of the Fund’s best-performing individual stocks?

The Fund benefited most relative to the Russell Index from positions in Orbital ATK, Altera and Broadcom.

Orbital ATK, a global aerospace and defense systems company that was recently formed by the merger between Orbital Sciences and the aerospace and defense groups of Alliant Techsystems, was the top contributor to the Fund’s performance during the Reporting Period. Its shares traded higher after its management gave better than expected guidance on its three-year financial outlook for the new company. We believe the new company should have a strong revenue and margin profile relative to industry peers and may well benefit from operating in specific markets with higher barriers to entry with revenues driven by national security, scientific endeavor and military research and development. While we are confident in its management’s ability to execute on its merger integration strategy, we decide to exit the position after it reached our price target.

Shares of global semiconductor company Altera rose following rumors of and the subsequent announcement in early May 2015 that Intel agreed to acquire Altera in a transaction worth $16.7 billion. We believe the company’s revenue growth should benefit from the introduction of FPGAs into data centers, the continuation of wireless build-outs globally, and the continued displacement of ASICs. (FPGAs are Field Programmable Gate Arrays, a type of reprogrammable semiconductor devices. ASICS are application specific integrated circuits, an integrated circuit customized for a particular use, rather than intended for general purpose use.) Furthermore, we believe earnings growth should accelerate due to operating expenses moderating following a period of investments and continued share repurchases. While we believe in the strategic merits of the deal, we decided to exit the position in favor of higher conviction securities.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Broadcom, a provider of semiconductor solutions for wired and wireless communications, was another top contributor to the Fund’s relative results during the Reporting Period. On the back of a strong first quarter of 2015, Broadcom announced its agreement to be acquired by Avago Technologies, creating the third largest U.S. semiconductor company by revenue. We believe the deal makes strategic sense, with the potential to unlock value for shareholders through cost synergies and a more diversified business model. While we still have a favorable view on Broadcom’s strategy to focus on its more profitable business segments, we exited the Fund’s position after it reached our price target following the deal announcement.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy.

Did the Fund make any significant purchases or sales during the Reporting Period?

We initiated a Fund position in oil and natural gas exploration and production company Devon Energy at what we considered to be an attractive entry point during weak oil and natural gas prices. We believe Devon Energy has an attractive risk-reward profile, with a strong North American asset base that was not fully appreciated at its market price at the time of purchase. In addition, we believe Devon Energy maintains a strong balance sheet, which, along with its joint venture partnerships, could help expedite the development of its oil properties going forward.

We established a Fund position in Citizens Financial Group, a consumer and commercial banking company. We believe its management can improve the bank’s operational efficiency through its cost-savings program and are encouraged by its asset sensitivity to higher interest rates. Overall, we are encouraged by its management team’s commitment to creating shareholder value and believe that Citizens Financial Group is attractively valued relative to its peer group.

In addition to those sales already mentioned, we exited the Fund’s position in AvalonBay Communities, an owner of high-end apartments in coastal markets, such as New York City, Washington D.C. and California. After underperforming in 2013 on concerns over decelerating apartment fundamentals, shares rose more than 40% in 2014, as investors began to fully appreciate the value of AvalonBay Communities’ development pipeline and as robust demand drove better than expected rent growth. After a strong start to 2015, its stock approached our price target, and so we sold the position in favor of other names with what we considered to have greater upside potential.

We sold the Fund’s position in Cigna, a global health service organization. Cigna’s stock rose after the company reported better than expected first quarter earnings and its management raised earnings guidance for 2015. Its shares continued to rise through much of the Reporting Period on news flow of merger and acquisitions activity and industry consolidation amongst domestic health care maintenance organizations. Strict to our sell discipline, however, as the stock’s valuations appreciated and reached our price target, we exited the position and transitioned capital into higher conviction names.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to financials and industrials increased compared to the Russell Index. The Fund’s allocations compared to the benchmark index in energy decreased.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of June 2015, the Fund had overweighted positions relative to the Russell Index in the consumer discretionary, consumer staples, industrials, information technology and health care sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in utilities, energy and financials and was rather neutrally weighted to the Russell Index in materials. The Fund had no exposure to telecommunication services at the end of the Reporting Period.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

Effective February 18, 2015, Andrew Braun is focusing on his sector coverage responsibilities for the Large and Mid Cap Value strategies rather than on his roles, held prior to that date, as Co-Chief Investment Officer of the U.S. Value Equity Team or as a lead portfolio manager of the Mid Cap Value strategy. With nearly $40 billion in assets across the entire market capitalization spectrum, we believe it is important to shift resources to where they can best serve our shareholders, which is why we have asked Andrew to focus more of his time and expertise on the income-oriented funds.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

With Andrew’s shift in responsibilities, Timothy Ryan, Vice President, will share lead portfolio management responsibility for our Mid Cap Value strategy with Dolores Bamford, Managing Director, who currently co-leads the strategy. Tim will retain his sector coverage responsibilities for the Large, Mid, Small and SMID Cap Value portfolios and will continue to share lead portfolio management responsibility for our Real Estate Securities strategy with Nora Creedon, Managing Director. Tim joined the US Value Equity Team in 2010 and has 19 years of experience in the industry.

Sean Gallagher, Managing Director and Head of the US Value Equity Team, will continue in his role as Chief Investment Officer of the US Value Equity Team. Sean has 22 years of investing experience and has been the head of the US Value Equity Team and Co-Chief Investment Officer since 2009. As he has in the past, Sean will continue to work closely with his team, including 15 portfolio managers and more than 10 research analysts, to ensure the seamless management of our shareholders’ portfolios.

What is the Fund’s tactical view and strategy for the months ahead?

We maintain a positive outlook on the U.S. economy. Unemployment is at the lowest level since the financial crisis; the housing market continues to recover; and gasoline prices are likely to remain low given our expectation that oil prices are unlikely to move much higher for some time. We believe these factors should support improving consumption. Furthermore, the U.S. savings rate is at recent high levels — some normalization could lead to increased consumption as well.

In the near term, expectations for corporate earnings have been declining compared to last year, and bullish sentiment waned after mediocre first quarter 2015 results. Growth expectations for the second quarter of 2015 were flat at the end of the Reporting Period, which we think might be low and might give companies a chance to exceed expectations. Longer term, we note that the U.S. equity market was trading close to the high end of its historical multiple range at the end of the Reporting Period, implying less upside than in recent years and potentially compared to other stock markets.

All that said, should the U.S. economy accelerate and should real earnings growth be realized, these factors could serve as fundamental drivers of U.S. equity upside potential going forward. We believe that U.S. corporate fundamentals remain strong, evidenced by both healthy balance sheets and earnings resilience, and could provide companies with a number of options to increase shareholder value. While we are cognizant of potential headwinds, such as foreign exchange volatility or unanticipated changes in monetary policy, we ultimately remain constructive on the direction of U.S. equity markets. We believe the U.S. has the best macroeconomic outlook of the developed economies, and we are optimistic on the strengthening U.S. housing and employment markets as well as on the potential for a continued recovery in consumer spending.

Looking forward, we believe that should the U.S. economy improve as we anticipate, companies can reinvest for future growth by increasing capital expenditures, research and development, hiring and through merger and acquisition activity, rather than keeping excess cash on balance sheets. In our view, equity valuations are fair, considering the positive macro environment, and inexpensive relative to fixed income. We find that focusing on corporate fundamentals and stock selection, while being aware of various macroeconomic factors, is more in line with variables that we believe generate long-term returns, such as earnings growth and valuation.

Regardless of market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintain high conviction in the companies the Fund owns and believe they have the potential to outperform relative to the broader market regardless of economic growth conditions. We continue to focus on undervalued companies that we believe have comparatively greater control of their own destiny, such as innovators with differentiated products, companies with low cost structures or companies that have been investing in their own businesses and may be poised to gain market share. We maintain our discipline in identifying companies with what we believe to be strong or improving balance sheets, led by quality management teams and trading at discounted valuations. We remain focused on the long-term performance of the Fund.

5

FUND BASICS

Mid Cap Value Fund

as of June 30, 2015

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	4.43%	16.64%	8.36%	9.28%	5/01/98
Service	4.21	16.37	N/A	7.61	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.83%	0.87%
Service	1.08	1.12

[2]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights of this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/153

Holding	% of Net Assets	Line of Business
United Continental Holdings, Inc.	2.1%	Transportation
Lincoln National Corp.	2.1	Insurance
Raymond James Financial, Inc.	2.1	Diversified Financials
Sempra Energy	1.9	Utilities
Endo International PLC	1.8	Pharmaceuticals, Biotechnology & Life Sciences
Navient Corp.	1.8	Diversified Financials
Devon Energy Corp.	1.8	Energy
Zions Bancorporation	1.7	Banks
The Gap, Inc.	1.6	Retailing
Citizens Financial Group, Inc.	1.6	Banks

[3]	The top 10 holdings may not be representative of the Fund's future investments.

6

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2015

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments

June 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – 99.9%
Banks – 7.0%
589,281	Citizens Financial Group, Inc.	$16,093,264
511,200	Fifth Third Bancorp	10,643,184
556,785	First Horizon National Corp.	8,724,821
1,255,755	Huntington Bancshares, Inc.	14,202,589
75,046	PacWest Bancorp	3,509,151
548,440	Zions Bancorporation	17,404,744

		70,577,753

Capital Goods – 6.4%
157,530	Armstrong World Industries, Inc.*	8,393,198
86,620	Dover Corp.	6,078,992
295,314	Fortune Brands Home & Security, Inc.	13,531,287
218,568	Jacobs Engineering Group, Inc.*	8,878,232
381,036	Terex Corp.	8,859,087
270,181	Textron, Inc.	12,058,178
102,328	Triumph Group, Inc.	6,752,625

		64,551,599

Commercial & Professional Services – 1.0%
259,859	Tyco International PLC	9,999,374

Consumer Durables & Apparel – 3.7%
83,029	Fossil Group, Inc.*	5,758,892
197,474	Kate Spade & Co.*	4,253,590
32,600	Mohawk Industries, Inc.*	6,223,340
107,004	Ralph Lauren Corp.	14,163,049
154,838	Vista Outdoor, Inc.*	6,952,226

		37,351,097

Consumer Services – 1.5%
674,183	MGM Resorts International*	12,303,840
31,433	Starwood Hotels & Resorts Worldwide, Inc.	2,548,902

		14,852,742

Diversified Financials – 6.4%
70,100	Invesco Ltd.	2,628,049
999,600	Navient Corp.	18,202,716
348,513	Raymond James Financial, Inc.	20,764,405
1,214,016	SLM Corp.*	11,982,338
223,954	Voya Financial, Inc.	10,407,142

		63,984,650

Energy – 7.0%
195,433	Cameron International Corp.*	10,234,826
69,207	Concho Resources, Inc.*	7,879,909
305,188	Devon Energy Corp.	18,155,634
79,955	Pioneer Natural Resources Co.	11,088,959
686,222	Southwestern Energy Co.*	15,597,826
626,981	Weatherford International PLC*	7,693,057

		70,650,211

Food & Staples Retailing – 1.3%
320,750	Whole Foods Market, Inc.	12,650,380

Common Stocks – (continued)
Food, Beverage & Tobacco – 4.4%
329,369	ConAgra Foods, Inc.	$14,400,013
80,337	Mead Johnson Nutrition Co.	7,248,004
139,130	Molson Coors Brewing Co. Class B	9,712,665
299,803	Tyson Foods, Inc. Class A	12,780,602

		44,141,284

Health Care Equipment & Services – 4.7%
437,345	Allscripts Healthcare Solutions, Inc.*	5,982,880
69,451	Cardinal Health, Inc.	5,809,576
205,696	Envision Healthcare Holdings, Inc.*	8,120,878
109,881	Laboratory Corp. of America Holdings*	13,319,775
128,306	Zimmer Biomet Holdings, Inc.	14,014,864

		47,247,973

Household & Personal Products – 1.1%
84,467	Energizer Holdings, Inc.	11,111,634

Insurance – 8.8%
238,765	Arthur J. Gallagher & Co.	11,293,584
71,360	Everest Re Group Ltd.	12,988,234
848,240	Genworth Financial, Inc. Class A*	6,421,177
352,762	Lincoln National Corp.	20,890,566
206,450	Principal Financial Group, Inc.	10,588,820
194,781	Validus Holdings Ltd.	8,568,416
100,030	W.R. Berkley Corp.	5,194,558
334,809	XL Group PLC	12,454,895

		88,400,250

Materials – 6.2%
278,260	Axalta Coating Systems Ltd.*	9,204,841
176,381	Celanese Corp. Series A	12,678,266
201,962	CF Industries Holdings, Inc.	12,982,117
64,179	Martin Marietta Materials, Inc.	9,081,970
184,011	Packaging Corp. of America	11,498,848
355,005	Steel Dynamics, Inc.	7,353,929

		62,799,971

Media – 2.3%
241,009	Discovery Communications, Inc. Class A*	8,015,959
19,748	Liberty Broadband Corp. Series C*	1,010,308
144,515	Liberty Media Corp. Series C*	5,188,088
137,299	Scripps Networks Interactive, Inc. Class A	8,975,236

		23,189,591

Pharmaceuticals, Biotechnology & Life Sciences – 3.1%
232,139	Endo International PLC*	18,489,871
180,882	Mylan NV*	12,274,653

		30,764,524

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)
Real Estate Investment Trust – 7.1%
674,554	Brixmor Property Group, Inc.	$15,602,434
738,540	DDR Corp.	11,417,828
115,934	Mid-America Apartment Communities, Inc.	8,441,155
371,079	Prologis, Inc.	13,767,031
349,174	RLJ Lodging Trust	10,398,402
564,650	Starwood Property Trust, Inc.	12,179,500

		71,806,350

Retailing – 4.7%
285,986	Best Buy Co., Inc.	9,326,004
127,910	GNC Holdings, Inc. Class A	5,689,437
133,116	Liberty Interactive Corp QVC Group Series A*	3,693,969
788,101	Staples, Inc.	12,065,826
430,853	The Gap, Inc.	16,445,659

		47,220,895

Semiconductors & Semiconductor Equipment – 3.6%
862,603	Atmel Corp.	8,500,952
335,257	Maxim Integrated Products, Inc.	11,591,511
192,538	Microchip Technology, Inc.	9,131,115
159,080	Xilinx, Inc.	7,024,973

		36,248,551

Software & Services – 4.6%
101,630	Citrix Systems, Inc.*	7,130,361
135,539	Fidelity National Information Services, Inc.	8,376,310
355,453	Pandora Media, Inc.*	5,523,740
149,003	VMware, Inc. Class A*	12,775,517
46,594	WEX, Inc.*	5,310,318
646,728	Xerox Corp.	6,881,186

		45,997,432

Technology Hardware & Equipment – 3.6%
1,082,516	Brocade Communications Systems, Inc.	12,860,290
501,408	JDS Uniphase Corp.*	5,806,305
221,329	NetApp, Inc.	6,985,143
132,398	Western Digital Corp.	10,382,651

		36,034,389

Transportation – 5.3%
752,646	Hertz Global Holdings, Inc.*	13,637,945
102,328	Kansas City Southern	9,332,314
118,036	Kirby Corp.*	9,048,640
394,435	United Continental Holdings, Inc.*	20,908,999

		52,927,898

Utilities – 6.1%
454,191	FirstEnergy Corp.	14,783,917
447,010	NRG Energy, Inc.	10,227,589
186,703	PG&E Corp.	9,167,117

Common Stocks – (continued)
Utilities – (continued)
172,342	SCANA Corp.	$8,729,122
188,050	Sempra Energy	18,605,667

		61,513,412

TOTAL INVESTMENTS – 99.9%
(Cost $968,271,044)		$1,004,021,960

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		1,256,072

NET ASSETS – 100.0%		$1,005,278,032

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets:
Investments, at value (cost $968,271,044)	$1,004,021,960
Cash	2,084,506
Receivables:
Investments sold	5,541,569
Fund shares sold	2,255,142
Dividends	1,743,033
Reimbursement from investment adviser	2,721
Total assets	1,015,648,931

Liabilities:
Payables:
Investments purchased	8,278,247
Fund shares redeemed	1,234,822
Management fees	659,956
Distribution and Service fees and Transfer Agent fees	96,154
Accrued expenses	101,720
Total liabilities	10,370,899

Net Assets:
Paid-in capital	876,287,701
Undistributed net investment income	3,890,482
Accumulated net realized gain	89,348,933
Net unrealized gain	35,750,916
NET ASSETS	$1,005,278,032
Net Assets:
Institutional	$638,191,857
Service	367,086,175
Total Net Assets	$1,005,278,032
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	36,632,855
Service	21,077,413
Net asset value, offering and redemption price per share:
Institutional	$17.42
Service	17.42

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

Investment income:

Dividends	$8,170,234

Expenses:
Management fees	4,176,044
Distribution and Service fees — Service Class	466,364
Transfer Agent fees(a)	104,393
Printing and mailing costs	57,687
Custody, accounting and administrative services	37,814
Professional fees	36,886
Trustee fees	11,494
Other	53,979
Total expenses	4,944,661
Less — expense reductions	(171,119)
Net expenses	4,773,542
NET INVESTMENT INCOME	3,396,692

Realized and unrealized gain (loss):
Net realized gain from investments (including commissions recaptured of $49,153)	73,591,987
Net change in unrealized loss on investments	(77,363,494)
Net realized and unrealized loss	(3,771,507)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(374,815)

(a) Institutional and Service Shares had Transfer Agent fees of $67,087 and $37,306, respectively.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Changes in Net Assets

	For the Six Months Ended June 30, 2015 (Unaudited)	For the Fiscal Year Ended December 31, 2014

From operations:
Net investment income	$3,396,692	$5,540,478
Net realized gain	73,591,987	159,883,299
Net change in unrealized loss	(77,363,494)	(37,866,794)
Net increase (decrease) in net assets resulting from operations	(374,815)	127,556,983

Distributions to shareholders:
From net investment income
Institutional Shares	—	(6,789,219)
Service Shares	—	(2,691,480)
From net realized gains
Institutional Shares	—	(113,060,264)
Service Shares	—	(58,697,537)
Total distributions to shareholders	—	(181,238,500)

From share transactions:
Proceeds from sales of shares	43,403,027	97,834,874
Reinvestment of distributions	—	181,238,500
Cost of shares redeemed	(92,318,725)	(186,178,999)
Net increase (decrease) in net assets resulting from share transactions	(48,915,698)	92,894,375
TOTAL INCREASE (DECREASE)	(49,290,513)	39,212,858

Net assets:

Beginning of period	1,054,568,545	1,015,355,687
End of period	$1,005,278,032	$1,054,568,545
Undistributed net investment income	$3,890,482	$493,790

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2015 - Institutional	$17.43	$0.06		$(0.07)	$(0.01)	$—	$—	$—	$17.42	(0.06)%	$638,192	0.82	%(d)	0.86	%(d)	0.74	%(d)	53%
2015 - Service	17.45	0.04		(0.07)	(0.03)	—	—	—	17.42	(0.17)	367,086	1.08	(d)	1.11	(d)	0.50	(d)	53

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2014 - Institutional	18.64	0.12		2.31	2.43	(0.21)	(3.43)	(3.64)	17.43	13.57	692,068	0.83		0.87		0.62		88
2014 - Service	18.66	0.07		2.31	2.38	(0.16)	(3.43)	(3.59)	17.45	13.29	362,501	1.08		1.12		0.38		88
2013 - Institutional	15.33	0.13		4.88	5.01	(0.16)	(1.54)	(1.70)	18.64	32.89	695,832	0.83		0.86		0.74		108
2013 - Service	15.35	0.09		4.88	4.97	(0.12)	(1.54)	(1.66)	18.66	32.56	319,524	1.08		1.11		0.51		108
2012 - Institutional	13.09	0.18	(e)	2.24	2.42	(0.18)	—	(0.18)	15.33	18.41	601,620	0.84		0.87		1.24	(e)	79
2012 - Service	13.11	0.15	(e)	2.23	2.38	(0.14)	—	(0.14)	15.35	18.13	221,917	1.09		1.12		1.05	(e)	79
2011 - Institutional	14.10	0.11		(1.01)	(0.90)	(0.11)	—	(0.11)	13.09	(6.38)	604,797	0.85		0.86		0.81		75
2011 - Service	14.12	0.08		(1.01)	(0.93)	(0.08)	—	(0.08)	13.11	(6.59)	159,638	1.10		1.11		0.61		75
2010 - Institutional	11.35	0.08		2.76	2.84	(0.09)	—	(0.09)	14.10	25.00	769,552	0.87		0.87		0.65		88
2010 - Service	11.37	0.05		2.76	2.81	(0.06)	—	(0.06)	14.12	24.69	146,632	1.12		1.12		0.44		88

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.31% of average net assets.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Mid Cap Value Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statement of Operations.

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or it is believed by the investment adviser to not represent fair value, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations;

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of June 30, 2015:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$1,004,021,960	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedule of Investments.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended June 30, 2015, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^
0.80%	0.72%	0.68%	0.67%	0.80%	0.77	%*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
*	GSAM has agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 30, 2016 and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. The Effective Net Management Rate above is calculated based on the management rate before and after the waiver had been adjusted, if applicable. For the six months ended June 30, 2015, GSAM waived $156,598 of its management fee.

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.054%. The Other Expense limitation will remain in place through at least April 30, 2016, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the six months ended June 30, 2015, GSAM did not reimburse to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the six months ended June 30, 2015, custody fee credits were $14,521.

E.  Line of Credit Facility — As of June 30, 2015, the Fund participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $115,000,000, for a total of up to $1,320,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2015, the Fund did not have any borrowings under the facility.

F.  Other Transactions with Affiliates — For the six months ended June 30, 2015, Goldman Sachs earned $33,557 in brokerage commissions from portfolio transactions.

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2015, were $537,235,865 and $546,417,620, respectively.

6.    TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2014, the Fund’s timing differences on a tax-basis were as follows:

Timing differences (Relating to REIT Adjustments)	$423,845

As of June 30, 2015, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$968,925,950
Gross unrealized gain	89,431,071
Gross unrealized loss	(54,335,061)
Net unrealized security gain	$35,096,010

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of real estate investment trust investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

7.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

8.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

10.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2015 (Unaudited)		For the Fiscal Year Ended December 31, 2014
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	803,203	$14,061,100	1,715,321	$33,575,125
Reinvestment of distributions	—	—	7,070,766	119,849,483
Shares redeemed	(3,864,805)	(68,481,155)	(6,423,243)	(125,120,050)
	(3,061,602)	(54,420,055)	2,362,844	28,304,558
Service Shares
Shares sold	1,662,778	29,341,927	3,196,021	64,259,749
Reinvestment of distributions	—	—	3,617,502	61,389,017
Shares redeemed	(1,357,482)	(23,837,570)	(3,169,219)	(61,058,949)
	305,296	5,504,357	3,644,304	64,589,817
NET INCREASE (DECREASE)	(2,756,306)	$(48,915,698)	6,007,148	$92,894,375

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Fund Expenses — Six Month Period Ended June 30, 2015 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2015 through June 30, 2015, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 01/01/15	Ending Account Value 06/30/15		Expenses Paid for the 6 Months Ended 06/30/15*
Institutional
Actual	$1,000	$999.40		$4.07
Hypothetical 5% return	1,000	1,020.73	+	4.11
Service
Actual	1,000	998.30		5.35
Hypothetical 5% return	1,000	1,019.44	+	5.41

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.82% and 1.08% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Mid Cap Value Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2016 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 10-11, 2015 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. Such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding); sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of a group of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), its benchmark performance index, and a composite of accounts with comparable investment strategies managed by the Investment Adviser, and general investment outlooks in the markets in which the Fund invests;
(c)	information provided by GSAM indicating GSAM’s views on whether a Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser to waive a portion of its management fee and to limit certain expenses of the Fund that exceed a specified level, and a summary of contractual fee reductions made by the Investment Adviser and/or its affiliates over the past several years with respect to the Fund;
(h)

information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2014, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2015. The information on the Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

and policies and market conditions. The Trustees also received information comparing the Fund’s performance to that of a composite of accounts with comparable investment strategies managed by the Investment Adviser having comparable investment characteristics.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Fund’s Institutional Shares had placed in the top half of the Fund’s peer group and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2015. They also noted that the Fund had experienced certain portfolio management changes in February 2015.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Fund that exceed a specified level. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2014 and 2013, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $2 billion	0.80%
Next $3 billion	0.72
Next $3 billion	0.68
Over $8 billion	0.67

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment,

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2016.

25

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Kathryn A. Cassidy	Scott M. McHugh, Principal Financial Officer
John P. Coblentz, Jr.	and Treasurer
Diana M. Daniels	Caroline L. Kraus, Secretary
Joseph P. LoRusso
Herbert J. Markley
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel
Roy W. Templin
Gregory G. Weaver

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of June 30, 2015 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Mid Cap Value Fund.

© 2015 Goldman Sachs. All rights reserved.

VITMCVSAR-15/168089.MF.MED.TMPL/8/2015

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Money Market Fund

Semi-Annual Report

June 30, 2015

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectuses.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Money Market Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Fund pursues its investment objective by investing in U.S. Government Securities (as defined in the Fund’s prospectus), obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Fund may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Money Market Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Money Market Fund’s (the “Fund) performance and positioning for the six-month period ended June 30, 2015 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

The Fund’s Institutional Shares’ and Service Shares’ standardized 7-day current yield was 0.01% and both Shares’ standardized 7-day effective yield was also 0.01% as of June 30, 2015. The Fund’s one-month simple average yield was 0.01% as of June 30, 2015. The Fund’s 7-day distribution yield as of June 30, 2015 was 0.01%.

The yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above.

Yields will fluctuate as market conditions change. The yield quotations more closely reflect the current earnings of the Fund than total return quotations.

What economic and market factors most influenced the money markets as a whole during the Reporting Period?

The Reporting Period was one wherein money market yields remained low throughout, as the Federal Reserve (the “Fed”) kept its target rate near zero and, while preparing to begin tightening monetary policy, indicated a highly data dependent stance.

Central bank policy divergence was a major theme during the first quarter of 2015, with approximately 25 central banks easing policy, while the Fed contemplated policy tightening. The European Central Bank began quantitative easing purchases through its public sector purchase program (“PSPP”), which contributed to broadly lower yields. Indeed, approximately 25% of euro-denominated sovereign debt posted negative yields.

The March 2015 Fed statement, economic projections and data points were all notably dovish, i.e. economic growth, inflation and fed funds projections were all reduced. (A dovish economy would tend to indicate lower interest rates; a dovish action or event is one that is not strong or aggressive (opposite of hawkish).) Markets sharply repriced as a result. The Fed dropped the word “patient” from its statement in its forward guidance regarding the first interest rate hike, as widely expected. However, the Fed’s statement, press conference and projections all softened the impact of that change in language. The Fed’s economic activity assessment was also dovish, with growth at a “solid pace” downgraded to growth having “moderated somewhat.” The median projection for the fed funds rate fell 50 basis points to 0.625% at year end-2015, fell 62.5 basis points to 1.875% at year end-2016 and fell 50 basis points to 3.125% at year end-2017. (A basis point if 1/100th of a percentage point.) The March 2015 Fed minutes released at the beginning of April 2015 pointed to a divergence of views among Fed policymakers on policy normalization and exit mechanics. New York Fed President William Dudley said a premature rate hike could potentially damage the Fed’s credibility if it forced the Fed to reverse course and lower the fed funds rate back to near zero.

U.S. nonfarm payroll employment for March 2015 was disappointing, falling short of consensus expectations — 126,000 versus 245,000 median forecast. The U.S. unemployment rate remained steady at 5.5%, but labor force participation declined by one-tenth to 62.7%. Average hourly earnings for all workers rose 0.3% versus consensus 0.2%. As a result, the market pushed out the expected path of rate hikes.

During the second quarter of 2015, the temporary effects of a harsh winter and port closures, leading to more pronounced U.S. economic weakness than expected during the first quarter of 2015, were widely expected to roll off and for the U.S. economy to bounce back somewhat. The Eurozone’s economic progress took a back seat to the seemingly intractable challenges surrounding Greece. While the outcome is difficult to predict with any confidence, we believe policymakers will act to limit the broader market and economic impact. Chinese indicators exhibited a broad-based slowdown, adding to our doubts about the viability of its 7% growth target.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

In the Fed’s June 2015 statement, we received updated projections as well as fed funds forecasts. While the statement acknowledged improvement in housing data, housing spending and labor market numbers, the decline in median data points conveyed more caution among the participants about the pace of the hiking cycle, with five members of the Fed forecasting just one rate hike in 2015. Fed Chair Janet Yellen also spoke in Cleveland on the economic outlook. She noted that she still expects to raise interest rates this year, however “unanticipated developments could delay or accelerate this first step” and the economic/inflation outlook “remains highly uncertain.” She also reiterated that the subsequent pace of increases is expected to be gradual.

In the most recent economic data available as of this writing, U.S. non-farm payrolls for June 2015 came in slightly below expectations, at 223,000 versus 233,000 consensus, with a two-month net revision of -60,000. The U3 unemployment rate dropped closer to full employment levels, and data continued to largely come in ahead of consensus. However, broader measures of labor market slack, such as the U6/U3 gap and those working part-time involuntarily, remained elevated versus other comparable points in the monetary policy cycle. (There are various measures of labor utilization or underutilization. For example, U3 refers to total unemployed, as a percent of the civilian labor force (the official unemployment rate). U6 refers to total unemployed, plus all persons marginally attached to the labor force, plus total employed part time for economic reasons, as a percent of the civilian labor force.) Wages remained below levels consistent with the Fed’s inflation portion of its mandate, though calendar effects will likely lead to stronger wage gains in the next couple of months. The labor force participation rate also dropped sharply, to 62.6% from 62.9%.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund’s yields remained low during the Reporting Period due primarily to the market factors discussed above. With the targeted federal funds rate near zero throughout the Reporting Period and with Fed Chair Yellen indicating she still expects to raise interest rates in 2015 but “unanticipated developments could delay or accelerate this first step,” the economic/inflation outlook “remains highly uncertain” and the subsequent pace of increases would be gradual, money market yields remained anchored near the same level with little difference between maturities. That said, the money market yield curve, or spectrum of maturities, did steepen somewhat during the Reporting Period, as longer-rate rates rose slightly. The Fund remained highly liquid throughout.

During the first quarter of 2015, general collateral repurchase agreements (“repo”) cheapened, and rates stayed elevated above the Fed’s reverse repurchase program (“RRP”) facility rate, spiking particularly at quarter end due to tight balance sheets. At that time, we entered a period of seasonal bill paydowns, which began in earnest in mid-April 2015 when the U.S. Treasury reduced issuance as a result of an influx of revenue from tax receipts. This exacerbated supply/demand dislocations at the short-term end of the yield curve. We had a bias to keep the Fund’s weighted average maturity long and targeted a 40 to 55 day range.

The end of the second quarter of 2015 presented wide gaps in repo levels, with significant spreads, or differentials, between bilateral funding levels, interdealer funding levels and execution levels for money market funds, as market participants unable to efficiently use balance sheets were forced to invest at expensive levels. Repo balances for money market funds came down as expected, and market usage of the Fed’s RRP facility overall was in line with recent quarter ends — approximately $400 billion of a total of $500 billion in available capacity. In the Fund, our focus remained on maintaining high levels of liquidity ahead of what we expect could be a rotation of cash from prime to government money market funds, as we approach implementation of money market fund reform deadlines. We shortened the Fund’s weighted average maturity range during the second quarter of 2015 to 25 to 40 days.

We felt comfortable that the Fund was appropriately positioned given the interest rate environment during the Reporting Period. While conditions throughout the Reporting Period did not provide bountiful opportunities to pick up yield, as the interest rate yield curve was still fairly flat through most of the Reporting Period, it should be noted that regardless of interest rate conditions, we manage the Fund consistently. Our investment approach has always been tri-fold — to seek preservation of capital, daily liquidity and maximization of yield potential. We manage interest and credit risk daily. Whether interest rates are historically low, high or in-between, we intend to continue to use our actively managed approach seeks to provide the best possible return within the framework of the Fund’s guidelines and objectives.

How did you manage the Fund’s weighted average maturity during the Reporting Period?

On December 31, 2014, the Fund’s weighted average maturity was 46 days. During the first quarter of 2015, we maintained the Fund’s weighted average maturity in a 40 to 55 day range. During the second quarter of 2015, we maintained the Fund’s weighted average maturity in a 25 to 40 day range. Throughout, we made adjustments in line with our outlook on interest rates, Fed policy and the shape of the yield curve over the near term. The Fund’s weighted average maturity on June 30, 2015 was 28 days. The weighted average maturity of a money market fund is a measure of its price sensitivity to changes in interest rates. Also known as

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

effective maturity, weighted average maturity measures the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

How did you manage the Fund’s weighted average life during the Reporting Period?

The weighted average life of the Fund was 57 days as of June 30, 2015. The weighted average life of a money market fund is a measure of a money market fund’s price sensitivity to changes in liquidity and/or credit risk.

Under amendments to SEC Rule 2a-7 that became effective in May 2010, the maximum allowable weighted average life of a money market fund is 120 days. While one of the goals of the SEC’s money market fund rule is to reinforce conservative investment practices across the money market fund industry, our security selection process has long emphasized conservative investment choices.

How was the Fund invested during the Reporting Period?

The Fund had investments in commercial paper, asset-backed commercial paper, U.S. Treasury securities, government agency securities, repurchase agreements, government guaranteed paper, variable rate demand notes, municipal debt and certificates of deposit during the Reporting Period. We focused on securities across the maturity spectrum, from overnight repurchase agreements to securities with one-year maturities. We preferred secured positions to unsecured positions.

With yields bound near zero, there was not a lot of dispersion in performance among securities available for purchase. Throughout, though, we stayed true to our investment discipline, favoring liquidity and high quality credits over added yield. The primary focal points for our team are consistently managing interest rate risk and credit risk. We were able to navigate interest rate risk by adjusting the Fund’s weighted average maturity longer or shorter as market conditions shifted and to mitigate potential credit risk by buying high quality, creditworthy names, strategies which added to the Fund’s performance during the Reporting Period.

Did you make any changes in the Fund’s portfolio during the Reporting Period?

We did not make any significant changes in the Fund’s portfolio during the Reporting Period. As indicated earlier, we made adjustments to the Fund’s weighted average maturity and to specific security type composition allocations based on then-current market conditions, our near-term view, and anticipated and actual Fed monetary policy statements.

What is the Fund’s tactical view and strategy for the months ahead?

Since the end of the second quarter of 2015 and as of this writing, repo rates remained relatively stable and slightly elevated, as $5 billion in net collateral settled and supply slowly began to return to the market. Going forward, we expect the Fed to continue to monitor incoming economic releases, preach data dependence and evaluate remaining labor market slack as it determines the optimal timing for lift-off, the term being used for its first interest rate hike since 2006. We continue to expect normalization to begin later in 2015.

Given our view, we expect to keep the Fund conservatively positioned as we continue to focus on preservation and daily liquidity. We do not believe there is value in sacrificing liquidity in exchange for opportunities that only modestly increase yield potential. We will continue to use our actively managed approach to seek the best possible return within the framework of the Fund’s investment guidelines and objectives. In addition, we will continue to manage interest, liquidity and credit risk daily.

We will, of course, continue to closely monitor economic data, Fed policy, and any shifts in the money market yield curve, as we strive to strategically navigate the interest rate environment.

4

FUND BASICS

FUND COMPOSITION†

Security Type

(Percentage of Net Assets)

†	The Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above chart may not sum to 100% due to the exclusion of other assets and liabilities.

5

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Schedule of Investments

June 30, 2015 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Commercial Paper and Corporate Obligations – 8.0%
Albion Capital LLC
$4,675,000	0.244%		08/17/15	$4,673,535
Bedford Row Funding Corp.
3,000,000	0.315		08/25/15	2,998,579
Electricite de France
3,000,000	0.766		01/15/16	2,987,625
Jupiter Securitization Co. LLC
3,000,000	0.274		07/30/15	2,999,348
LMA Americas LLC
6,800,000	0.183		07/09/15	6,799,728
Nieuw Amsterdam Receivables Corp.
5,000,000	0.254		09/14/15	4,997,396

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS				$25,456,211

Fixed Rate Municipal Debt Obligations – 2.3%
City of Newport News, Virginia GO Taxable Series 2012 B
$3,385,000	0.789%		07/15/15	$3,385,570
National Australia Bank Ltd.
990,000	1.600		08/07/15	991,200
University of North Texas Series 2004 A (University of North Texas, LIQ)
3,000,000	0.230		07/01/15	3,000,000

TOTAL FIXED RATE MUNICIPAL DEBT OBLIGATIONS				$7,376,770

U.S. Government Agency Obligations – 4.7%
Federal Home Loan Bank
$3,000,000	0.270%		02/10/16	$2,999,376
2,400,000	0.340		02/26/16	2,400,000
1,000,000	0.340		03/08/16	999,908
1,000,000	0.330		03/09/16	999,840
1,000,000	0.340		03/09/16	999,908
Overseas Private Investment Corp. (USA)
6,500,000	0.110	(a)	07/07/15	6,500,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$14,899,032

Variable Rate Municipal Debt Obligations(a) – 16.4%
ABAG California Finance Authority for Non-profit Corporations VRDN RB for Bachenheimer Building Project Series 2002-A-T (FNMA, LIQ)
$865,000	0.120%		07/07/15	$865,000
ABAG California Finance Authority for Non-profit Corporations VRDN RB for Berkeleyen Project Series 2003-A-T (FNMA, LIQ)
700,000	0.120		07/07/15	700,000

Variable Rate Municipal Debt Obligations(a) – (continued)
ABAG California Finance Authority for Non-profit Corporations VRDN RB for Darling Florist Building Project Series 2002-A-T (FNMA, LIQ)
$140,000	0.120%		07/07/15	$140,000
ABAG California Finance Authority for Non-profit Corporations VRDN RB for GAIA Building Project Series 2000-A-T (FNMA, LIQ)
100,000	0.120		07/07/15	100,000
BlackRock Municipal Income Trust VRDN RB Putters Series 2012-T0008 (JPMorgan Chase Bank N.A., LIQ)
1,000,000	0.140	(b)	07/01/15	1,000,000
BlackRock MuniVest Fund VRDN RB Putters Series 2012-T0005 (JPMorgan Chase Bank N.A., LIQ)
950,000	0.140	(b)	07/01/15	950,000
Collier County, Florida Housing Finance Authority MF Hsg VRDN RB for Brittany Bay Housing Series 2001-B (FNMA, LIQ)
570,000	0.120		07/07/15	570,000
Dekalb County, Georgia Development Authority VRDN RB for Emory University Series 1995-B (GO of University)
3,400,000	0.110		07/07/15	3,400,000
Kentucky State Housing Corp. VRDN RB for Overlook Terrace Series 2008-B (FNMA, LIQ)
690,000	0.120		07/07/15	690,000
Los Angeles, California Community College District GO VRDN for Build America Boards P-Floats Series 2010-TN-027 (Bank of America N.A., LIQ)
10,250,000	0.440	(b)	07/07/15	10,250,000
Massachusetts State Housing Finance Agency VRDN RB Series 2009-B (Bank of NY Mellon, LOC)
6,004,000	0.130		07/07/15	6,004,000
New York City, New York GO VRDN Series 2007 Subseries D-4 (BMO Harris Bank N.A., SPA)
250,000	0.080		07/07/15	250,000
New York State Housing Finance Agency VRDN RB for 100 Maiden Lane Series 2004-B RMKT (FNMA, LIQ)
1,000,000	0.190		07/07/15	1,000,000
New York State Housing Finance Agency VRDN RB for West 20th Street Series 2000-B RMKT (FNMA, LIQ)
300,000	0.120		07/07/15	300,000
Nuveen Municipal Market Opportunity Fund, Inc. VRDP Series 2010-1 (Toronto-Dominion Bank, LIQ)
1,500,000	0.160	(b)	07/07/15	1,500,000
Nuveen Municipal Opportunity Fund, Inc. VRDP Series 2010 (Citibank N.A., LIQ)
1,000,000	0.160	(b)	07/07/15	1,000,000
Oglethorpe, Georgia Power Corp. VRDN RB Putters Series 2012-SGT05 (NATL-RE FGIC) (Societe Generale, LIQ)
13,200,000	0.110	(b)	07/01/15	13,200,000
Port of Corpus Christi Authority of Nueces County, Texas VRDN RB for Flint Hills Resources LP Project Series 2007 (GTY AGMT-Flint Hills Resources LLC)
2,000,000	0.100		07/07/15	2,000,000

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Variable Rate Municipal Debt Obligations(a) – (continued)
Providence Health & Services Obligated Group (U.S. Bank N.A., SBPA)
$800,000	0.180%		07/07/15	$800,000
Puttable Floating Option VRDN RB P-Floats Series 2013-TNP-1006 (Multi-State) (Bank of America N.A., LIQ)
2,160,000	0.400	(b)	07/01/15	2,160,000
Tampa, Florida Revenue for Allegany Health Systems — St. Mary’s VRDN RB P-Floats Series 2014-TNP-1011 (Bank of America N.A., LIQ)
5,400,000	0.400	(b)	07/01/15	5,400,000

TOTAL VARIABLE RATE MUNICIPAL DEBT OBLIGATIONS				$52,279,000

Variable Rate Obligations(a) – 13.9%
Australia & New Zealand Banking Group Ltd.
$5,000,000	0.444%		05/16/16	$5,000,000
Bank of Nova Scotia (The)
5,000,000	0.412		05/23/16	5,000,000
BNZ International Funding Ltd.
1,650,000	0.306	(b)	10/15/15	1,650,000
DNB Bank ASA/New York
5,000,000	0.276		10/15/15	5,000,000
HSBC Bank (USA), N.A.
5,000,000	0.325		12/15/15	5,000,000
JPMorgan Chase Bank N.A.
4,000,000	0.439		04/07/16	4,000,000
JPMorgan Securities LLC
4,000,000	0.397		11/19/15	4,000,000
Providence Health & Services Obligated Group
3,165,000	0.924		10/01/15	3,167,437
Svenska Handelsbanken AB
5,000,000	0.471	(b)	05/04/16	5,000,000
Wells Fargo Bank N.A.
2,500,000	0.401		05/19/16	2,500,000
Westpac Banking Corp.
4,000,000	0.513	(b)	05/31/16	4,000,000

TOTAL VARIABLE RATE OBLIGATIONS				$44,317,437

Yankee Certificates of Deposit – 11.9%
Bank of Nova Scotia (The)
$3,000,000	0.320%		10/21/15	$3,000,000
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
5,000,000	0.395		09/11/15	5,000,000
DZ Bank AG
5,000,000	0.330		11/02/15	5,000,000
National Bank of Kuwait
5,000,000	0.350		09/14/15	5,000,000
Norinchukin Bank
5,000,000	0.260		09/02/15	5,000,000

Yankee Certificates of Deposit – (continued)
Standard Chartered Bank
$5,000,000	0.450%		12/10/15	$5,000,000
Sumitomo Mitsui Banking Corp.
5,000,000	0.280		07/10/15	5,000,000
Sumitomo Mitsui Banking Trust Bank Ltd.
5,000,000	0.320		10/21/15	5,000,000

TOTAL YANKEE CERTIFICATES OF DEPOSIT				$38,000,000

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$182,328,450

Repurchase Agreements(c) – 42.5%
BNP Paribas Securities Corp.
$5,000,000	0.470%		07/07/15	$5,000,000
Maturity Value: $5,005,875
Settlement Date: 04/08/15
Collateralized by various mortgage-backed obligations, 0.667% to 5.437%, due 07/25/23 to 08/25/46. The aggregate market value of the collateral, including accrued interest, was $6,215,522.

Joint Repurchase Agreement Account III
130,800,000	0.148		07/01/15	130,800,000
Maturity Value: $130,800,536

TOTAL REPURCHASE AGREEMENTS				$135,800,000

TOTAL INVESTMENTS – 99.7%				$318,128,450

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%				1,032,420

NET ASSETS – 100.0%				$319,160,870

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable or floating rate security. Interest rate disclosed is that which is in effect at June 30, 2015.
(b)	Security not registered under the Securities Act of 1933, as amended. Such securities have been determined to be liquid by the Investment Adviser. At June 30, 2015, these securities amounted to $46,110,000 or approximately 14.4% of net assets.
(c)	Unless noted, all repurchase agreements were entered into on June 30, 2015. Additional information on Joint Repurchase Agreement Account III appears on page 9.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

Investment Abbreviations:
FGIC	—Insured by Financial Guaranty Insurance Co.
FNMA	—Insured by Federal National Mortgage Association
GO	—General Obligation
GTY AGMT	—Guaranty Agreement
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
LP	—Limited Partnership
MF Hsg	—Multi-Family Housing
NATL-RE	—National Reinsurance Corp.
RB	—Revenue Bond
RMKT	—Remarketed
SBPA	—Standby Bond Purchase Agreement
SPA	—Stand-by Purchase Agreement
VRDN	—Variable Rate Demand Notes
VRDP	—Variable Rate Demand Preferred Shares

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT III — At June 30, 2015, the Fund had undivided interests in the Joint Repurchase Agreement Account III, with a maturity date of July 1, 2015, as follows:

Principal Amount	Maturity Value	Collateral Value
$130,800,000	$130,800,536	$134,510,255

REPURCHASE AGREEMENTS — At June 30, 2015, the Principal Amounts of the Fund’s interest in the Joint Repurchase Agreement Account III were as follows:

Counterparty	Interest Rate	Principal Amount
ABN Amro Bank N.V.	0.180%	$33,254,237
BNP Paribas Securities Corp.	0.090	15,518,644
Credit Agricole Corporate and Investment Bank	0.140	11,084,746
TD Securities USA, LLC	0.140	26,603,390
Wells Fargo Securities, LLC	0.150	44,338,983
TOTAL		$130,800,000

At June 30, 2015, the Joint Repurchase Agreement Account III was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	2.000 to 6.500%	11/17/15 to 07/01/45
Federal National Mortgage Association	1.625 to 7.500	12/01/17 to 11/01/48
Government National Mortgage Association	2.000 to 6.000	05/20/30 to 06/20/45
U.S. Treasury Bills	0.000	07/23/15 to 06/23/16
U.S. Treasury Bonds	2.750 to 8.750	05/15/17 to 11/15/43
U.S. Treasury Inflation-Indexed Bonds	1.750 to 3.375	01/15/25 to 02/15/41
U.S. Treasury Inflation-Indexed Notes	1.375 to 2.625	01/15/17 to 01/15/20
U.S. Treasury Notes	0.250 to 4.625	11/30/15 to 09/30/21
U.S. Treasury Principal-Only Stripped Security	0.000	02/15/44

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets:
Investments based on amortized cost	$182,328,450
Repurchase agreements based on amortized cost	135,800,000
Cash	8,655
Receivables:
Fund shares sold	1,184,039
Interest	116,778
Reimbursement from investment adviser	27,565
Other assets	6,566
Total assets	319,472,053

Liabilities:
Payables:
Fund shares redeemed	212,579
Management fees	53,851
Distribution and Service fees and Transfer Agent fees	5,715
Accrued expenses	39,038
Total liabilities	311,183

Net Assets:
Paid-in capital	319,160,123
Accumulated net realized gain from investments	747
NET ASSETS	$319,160,870
Net asset value, offering and redemption price per share	$1.00
Net Assets:
Institutional Shares	$788,909
Service Shares	318,371,961
Total Net Assets	$319,160,870
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional Shares	788,907
Service Shares	318,371,197

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

Investment income:

Interest	$381,873

Expenses:
Distribution and Service fees — Service Shares	377,398
Management fees	310,003
Printing and mailing costs	30,410
Transfer Agent fees(a)	30,244
Professional fees	23,597
Trustee fees	13,144
Custody, accounting and administrative services	11,650
Other	8,092
Total expenses	804,538
Less — expense reductions	(430,875)
Net expenses	373,663
NET INVESTMENT INCOME	8,210
NET REALIZED GAIN FROM INVESTMENT TRANSACTIONS	6
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,216

(a) Institutional and Service Shares had Transfer Agent fees of $52 and $30,192, respectively.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2015 (Unaudited)	For the Fiscal Year Ended December 31, 2014

From operations:
Net investment income	$8,210	$10,306
Net realized gain from investment transactions	6	10,720
Net increase in net assets resulting from operations	8,216	21,026

Distributions to shareholders:
From net investment income:
Institutional Shares	(61)	(29)
Service Shares	(8,149)	(10,277)
From net realized gains:
Institutional Shares	(2)	(1)
Service Shares	(1,061)	(9,168)
Total distributions to shareholders	(9,273)	(19,475)

From share transactions (at $1.00 per share):
Proceeds from sales of shares	98,144,907	160,663,051
Reinvestment of distributions	9,273	19,475
Cost of shares redeemed	(85,759,175)	(170,346,403)
Net increase (decrease) in net assets resulting from share transactions	12,395,005	(9,663,877)
TOTAL INCREASE (DECREASE)	12,393,948	(9,662,326)

Net assets:

Beginning of period	306,766,922	316,429,248
End of period	$319,160,870	$306,766,922

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Distributions from net investment income(b)		Net asset value, end of period	Total return(c)		Net assets, end of period (in 000's)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2015 - Institutional	$1.00	$—	(d)	$—	(d)	$1.00	0.01%		$789	0.23	%(e)	0.29	%(e)	0.02	%(e)
2015 - Service	1.00	—	(d)	—	(d)	1.00	—	(f)	318,372	0.25	(e)	0.54	(e)	0.01	(e)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2014 - Institutional	1.00	—	(d)	—	(d)	1.00	0.01		773	0.23		0.31		0.03
2014 - Service	1.00	—	(d)	—	(d)	1.00	0.01		305,994	0.24		0.56		—	(h)
2013 - Institutional(g)	1.00	—	(d)	—	(d)	1.00	0.01		25	0.24	(e)	0.36	(e)	0.04	(e)
2013 - Service	1.00	—	(d)	—	(d)	1.00	0.01		316,404	0.28		0.55		—	(h)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2012 - Service	1.00	—	(d)	—	(d)	1.00	0.01		357,545	0.35		0.53		—	(h)
2011 - Service	1.00	—	(d)	—	(d)	1.00	0.01		144,173	0.30		0.66		0.01
2010 - Service	1.00	—	(d)	—	(d)	1.00	0.01		123,365	0.33		0.68		—	(h)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(c)	Assumes reinvestment of all distributions.
(d)	Amount is less than $0.0005 per share.
(e)	Annualized.
(f)	Amount is less than 0.005%.
(g)	Commenced operations on October 16, 2013.
(h)	Amount is less than 0.005% of average net assets.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Money Market Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The investment valuation policy of the Fund is to use the amortized-cost method permitted by Rule 2a-7 under the Act, which approximates market value, for valuing portfolio securities. Under this method, all investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue, as an adjustment to interest income. Under procedures and tolerances approved by the Board of Trustees, GSAM evaluates the difference between the Fund’s net asset value per share (“NAV”) based upon the amortized cost of the Fund’s securities and the NAV based upon available market quotations (or permitted substitutes) at least once a week.

B.  Investment Income and Investments — Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are declared and recorded daily and paid monthly by the Fund and may include short-term capital gains. Long-term capital gain distributions, if any, are declared and paid annually.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

The amortized cost for the Fund stated in the accompanying Statement of Assets and Liabilities also represents aggregate cost for U.S. federal income tax purposes.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

E.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statement of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Fund maintains pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) have adopted Amortized Cost Rule 2a-7 Procedures (“Procedures”) that govern the valuation of the portfolio investments held by the Fund. The Trustees have delegated to GSAM day-to-day responsibility for implementing and

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

maintaining internal controls and procedures related to the valuation (including both amortized cost and market-based methods of valuation) of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies related to the market-based method of valuation, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Procedures.

As of June 30, 2015, all investments are classified as Level 2. Please refer to the Schedule of Investments for further detail.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor, is entitled to a fee, accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. This fee is equal to an annual percentage rate of the average daily net assets.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is accrued daily and paid monthly and is equal to an annual percentage rate of the Fund’s average daily net assets.

D.  Other Expense Agreements — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding transfer agent fees and expenses, taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification and extraordinary expenses) to the extent that such expenses exceed, on an annual basis, 0.004% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. This Other Expense limitation will remain in place through at least April 30, 2016 and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the six months ended June 30, 2015, GSAM reimbursed $80,844 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above.

E.  Contractual and Net Fund Expenses — During the six months ended June 30, 2015, Goldman Sachs, as distributor and transfer agent, voluntarily agreed to waive a portion of distribution and service plan fees and the transfer agent fees attributable to the Fund. These waivers may be modified or terminated at any time at the option of Goldman Sachs. The following table outlines such fees (net of waivers) and Other Expenses (net of reimbursements and custodian and transfer agent fee credit reductions) in

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

order to determine the Fund’s net annualized expenses for the fiscal period. The Fund is not obligated to reimburse Goldman Sachs for prior fiscal year fee waivers, if any.

	Institutional Shares			Service Shares
Fee/Expense Type	Contractual rate, if any		Ratio of net expenses to average net assets for the six months ended June 30, 2015*	Contractual rate, if any		Ratio of net expenses to average net assets for the six months ended June 30, 2015*
Management Fee	0.21	%(a)	0.21%	0.21	%(a)	0.21%
Distribution and Service Fees	N/A		N/A	0.25		0.02
Transfer Agency Fees	0.02		0.02	0.02		0.02
Other Expenses	—		0.00 (b)	—		0.00 (b)
Net Expenses			0.23%			0.25%

*	Annualized
(a)	Unrounded contractual rate is 0.205%.
(b)	Amount is less than 0.005% of average net assets.

N/A - Fees not applicable to respective share class.

For the six months ended June 30, 2015, Goldman Sachs waived $2, $349,172 and $857 in management, distribution and service fees, and transfer agent fees, respectively.

F.  Other Transactions with Affiliates — The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2015, there were no purchase or sale transactions for the Fund with affiliated funds in compliance with Rule 17a-7 under the Act.

G.  Line of Credit Facility — As of June 30, 2015, the Fund participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $115,000,000, for a total of up to $1,320,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2015, the Fund did not have any borrowings under the facility.

5.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Large Shareholder Transaction Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position that it ordinarily would. These transactions may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Interest Rate Risk — When interest rates increase, the Fund’s yield will tend to be lower than prevailing market rates, and the market value of its securities or instruments may also be adversely affected. A low interest rate environment poses additional risks

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

5.    OTHER RISKS (continued)

to the Fund, because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or, at times, maintain a stable $1.00 share price.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

6.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

7.    OTHER MATTERS

On June 10, 2015, the Board of Trustees approved a plan to convert the Fund from a “prime money market fund” to a “government money market fund” as defined by amended Rule 2a-7 under the Act. The Fund will be renamed the Goldman Sachs Government Money Market Fund, and will pursue its investment objective by investing only in “government securities,” as such term is defined in or interpreted under the Act, and repurchase agreements collateralized by such securities. GSAM expects that these changes will become effective on or after April 15, 2016.

8.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

9.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2015 (Unaudited)	For the Fiscal Year Ended December 31, 2014
Institutional Shares
Shares sold	483,266	1,028,618
Reinvestment of distributions	61	30
Shares redeemed	(467,297)	(280,777)
	16,030	747,871
Service Shares
Shares sold	97,661,641	159,634,433
Reinvestment of distributions	9,212	19,445
Shares redeemed	(85,291,878)	(170,065,626)
	12,378,975	(10,411,748)
NET INCREASE (DECREASE) IN SHARES	12,395,005	(9,663,877)

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Fund Expenses — Six Month Period Ended June 30, 2015 (Unaudited)

As a shareholder of the Institutional Shares and Service Shares of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Service Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2015 through June 30, 2015, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/15	Ending Account Value 6/30/15		Expenses Paid for the 6 months ended 6/30/15*
Institutional Shares
Actual	$1,000.00	$1,000.08		$1.14
Hypothetical 5% return	1,000.00	1,023.65	+	1.15
Service Shares
Actual	1,000.00	1,000.03		1.22
Hypothetical 5% return	1,000.00	1,023.57	+	1.24

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year (or, since inception, if shorter); and then dividing that result by the number of days in the period. The annualized net expense ratios for the period were 0.23% and 0.25% for the Institutional Shares and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratio and an assumed rate of return of 5% per year before expenses.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Money Market Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2016 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 10-11, 2015 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. Such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding); sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of a group of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a composite of accounts with comparable investment strategies managed by the Investment Adviser, and general investment outlooks in the markets in which the Fund invests;
(c)	information provided by GSAM indicating GSAM’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and Goldman, Sachs & Co. (“Goldman Sachs”), the Fund’s affiliated distributor, to waive certain fees in order to maintain a positive yield for the Fund and to limit certain expenses of the Fund that exceed a specified level, and a summary of contractual fee reductions made by the Investment Adviser and/or its affiliates over the past several years with respect to the Fund;

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(m)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings compiled by the Outside Data Provider as of December 31, 2014. The information on the Fund’s investment performance was provided for the one-, three- and five-year periods ending on December 31, 2014. The Trustees also received information comparing the Fund’s performance to that of a composite of accounts with comparable investment strategies managed by the Investment Adviser having comparable investment characteristics.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees considered the performance of the Fund in light of its investment objective and the credit parameters. They also considered the challenging yield environment in which the Fund had operated since 2009, and noted that GSAM had been able to maintain a stable net asset value and positive yield to meet the demand of the Fund’s investors, in many instances as the result of voluntary fee waivers and expense reimbursements. In light of these considerations, the Trustees believed that the Fund was providing investment performance within a competitive range for investors.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency and custody fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. They noted that the Investment Adviser and Goldman Sachs had waived fees and reimbursed expenses for the Fund in order to maintain a positive yield. They also observed that GSAM was expending substantial resources to respond to recent amendments to the regulatory regime for money market funds. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2014 and 2013, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees noted that the Fund does not have management fee breakpoints. They considered the asset levels in the Fund; the Fund’s recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing the contractual fee rates charged by the Investment Adviser with fee rates charged to other money market funds in the peer group; the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level; and the willingness of the Investment Adviser and Goldman Sachs to waive certain fees on a temporary basis in order to maintain positive Fund yield. They considered a report prepared by the

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Outside Data Provider, which surveyed money market funds’ management fee arrangements and use of breakpoints. The Trustees also considered the competitive nature of the money market fund business and the competitiveness of the fees charged to the Fund by the Investment Adviser. They also observed that the Investment Adviser’s (and its affiliates’) level of profitability had been reduced as a result of fee waivers and expense limitations.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) Goldman Sachs’ retention of certain fees as Fund Distributor; (f) Goldman Sachs’ ability to engage in principal transactions with the Fund under exemptive orders from the U.S. Securities and Exchange Commission permitting such trades; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (h) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (f) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (g) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2016.

24

TRUSTEES

Ashok N. Bakhru, Chairman

Kathryn A. Cassidy

John P. Coblentz, Jr.

Diana M. Daniels

Joseph P. LoRusso

Herbert J. Markley

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

Roy W. Templin

Gregory G. Weaver

OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

The web site links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these web sites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these web sites.

Fund holdings and allocations shown are as of June 30, 2015 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Money Market Fund.

© 2015 Goldman Sachs. All rights reserved.

VITMMSAR-15/168080.MF.MED.TMPL/8/2015

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Multi-Strategy

Alternatives Portfolio

Semi-Annual Report

June 30, 2015

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Principal Investment Strategies and Risks

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Multi-Strategy Alternatives Portfolio are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Portfolio are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Portfolio’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Portfolio.

The Multi-Strategy Alternatives Portfolio invests primarily in affiliated variable insurance funds and mutual funds (“underlying funds”) that provide exposure to liquid alternatives strategies and real assets. The Portfolio may also invest directly in other securities, including exchange-traded funds (“ETFs”). The Portfolio is intended for investors seeking long-term growth of capital. Through its investments in the underlying funds and ETFs, the Portfolio indirectly invest in equity securities, fixed income and/or floating rate securities, mortgage-backed and asset-backed securities, currencies, and restricted securities. In addition, the Portfolio and certain underlying funds may invest in derivatives including futures contracts, swaps, options, forward contracts and other instruments.

The Portfolio is subject to the risk factors of the underlying funds in direct proportion to its investments in those underlying funds, and the ability of the Portfolio to meet its investment objective is directly related to the ability of the underlying funds to meet their investment objectives, as well as the allocation among those underlying funds by the Investment Adviser. An underlying fund is subject to the risks associated with its investments, including (as applicable) those associated with equity (including master limited partnerships, real estate investment trusts and mid- and small-cap securities), fixed income (including non-investment grade securities, loans, mortgage-backed and asset-backed securities), foreign and emerging countries, commodity and derivative investments generally. From time to time, the underlying funds in which the Portfolio invests, and the size of the investments in the underlying funds, is expected to change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests directly in stocks and bonds.

The investment program of the Portfolio is speculative, entails substantial risks and includes investment in underlying funds that utilize alternative investment techniques not employed by traditional mutual funds. The Portfolio should not be relied upon as a complete investment program. The Portfolio’s investment techniques (if they do not perform as designed) may increase the volatility of performance and the risk of investment loss, including the loss of the entire amount that is invested, and there can be no assurance that the investment objective of the Portfolio will be achieved.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Multi-Strategy Alternatives Portfolio’s (the “Portfolio”) performance and positioning for the six-month period ended June 30, 2015 (the “Reporting Period”).

How did the Portfolio perform during the Reporting Period?

During the Reporting Period, the Portfolio’s Institutional, Service and Advisor Shares generated cumulative total returns of 0.51%, 0.41% and 0.31%, respectively. These returns compare to the 0.14% cumulative total return of the Portfolio’s benchmark, the BofA Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “LIBOR Index”), during the same period.

Please note that the Portfolio’s benchmark being the LIBOR Index is a means of emphasizing that the Portfolio has an unconstrained strategy. That said, this Portfolio employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

What economic and market factors most influenced the Portfolio during the Reporting Period?

The Portfolio’s performance during the Reporting Period was driven by three main themes — divergence in central bank monetary policy, strengthening of the U.S. dollar and reemergence of global economic growth concerns.

Divergence in central bank monetary policy among various global regions increased during the Reporting Period. In January 2015, 14 central banks announced monetary easing, which brought riskier asset classes back into favor for a time. In the same month, the European Central Bank (“ECB”) announced it would expand its balance sheet and cut its three policy interest rates, as it sought to stimulate credit growth and consumption. Although spreads (yield differentials between bonds of comparable maturity) on 10-year peripheral European bonds relative to core European bonds widened between March and June 2015, they ended the Reporting Period largely range-bound based on news about Greece’s debt problems and the country’s potential exit from the European Union (“EU”). In the U.S., a rate hike loomed, with many observers anticipating Federal Reserve (“Fed”) action. However, in March 2015, the Fed provided rather dovish messaging, lowering its forecasts for interest rates and for the U.S. Gross Domestic Product (“GDP”), which led to the modest flattening of the U.S. Treasury yield curve. (Dovish messaging tends to suggest lower interest rates.) Near the end of the Reporting Period, U.S. Treasury yields rose as U.S. economic data improved and markets appeared to expect the beginning of a Fed tightening cycle later in 2015.

The U.S. dollar strengthened against major global currencies during the Reporting Period, helped by improving U.S. macroeconomic data and widespread monetary easing outside the U.S. During the first calendar quarter, the Trade Weighted U.S. Dollar Index: Broad reached its highest level since August 2003 before falling slightly, primarily against other developed market currencies, as a result of global economic growth concerns.

Global economic growth concerns were driven largely by questions about Greece’s ability to meet its debt obligations, the outcome of a referendum on austerity demands of international creditors (which was rejected by voters after the end of the Reporting Period), and Greece’s membership in the EU. Global financial markets had been rather resilient in response to geopolitical events earlier in the Reporting Period, but the turmoil surrounding Greece increased volatility across most global asset classes as the months progressed.

In this environment, investments in riskier fixed income asset classes were generally rewarded, though with significant divergence in performance across regions and specific asset classes. Collectively, global equity markets performed well along with momentum or trend-following strategies1 that included equity exposures. Higher credit quality fixed income also performed well, weathering a rise in longer-term interest rates better than lower credit quality fixed income. Commodities underperformed due to the ongoing volatility in energy markets, which led, in turn, to the underperformance of energy-related securities.

[1]	In trend-following strategies, investment decisions are based on trends in asset classes over time.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

What key factors were responsible for the Portfolio’s performance during the Reporting Period?

The Portfolio’s performance is driven by three sources of return: strategic asset allocation to market exposures, short-term tactical allocation and excess returns from investments in underlying funds. During the Reporting Period, the Portfolio outperformed in both absolute terms and relative to the LIBOR Index, due primarily to its strategic equity and fixed income exposures. The Portfolio’s strategic allocation to satellite real asset classes also fared well, particularly its strategic allocations to global public infrastructure and to international real estate securities. (Satellite asset classes are those that historically have lower correlations to traditional market exposures such as large cap equities and investment grade fixed income. Real assets may include precious metals, commodities, real estate, agricultural land and oil.) These results were partially offset by the Portfolio’s strategic allocations to commodities and emerging markets debt, both of which detracted from performance.

Tactical asset allocation overall added to the Portfolio’s returns, led by a short-term tactical allocation to European equities and U.S. large-cap equities. In addition, the Portfolio benefited from the Goldman Sachs Global Portfolio Solutions Team’s (the “Team”) decision to increase the Portfolio’s overweight in European equities relative to U.S. equities. This position performed well on tailwinds from the ECB’s quantitative easing program and the depreciation of the euro.

After accounting for their market exposures, overall investments in underlying funds detracted from the Portfolio’s results. Specifically, two of the Portfolio’s underlying fixed income funds — the Goldman Sachs Strategic Income Fund and the Goldman Sachs Fixed Income Macro Strategies Fund — underperformed their respective benchmarks because of their short positioning on the U.S. Treasury yield curve, their relative value country positioning and their exposure to energy commodities. (Relative value is attractiveness measured in terms of risk, liquidity and return of one investment relative to another.) The Goldman Sachs Dynamic Emerging Markets Debt Fund also underperformed its benchmark, as the U.S. dollar appreciated during the Reporting Period. On the positive side, the Portfolio benefited from its investments in the Goldman Sachs VIT Global Trends Allocation Fund1 and the Goldman Sachs Absolute Return Tracker Fund, both of which had equity exposure to European and Japanese stocks through their momentum and trend-following strategies during the Reporting Period.

How was the Portfolio positioned at the beginning of the Reporting Period?

At the beginning of the Reporting Period, the Portfolio was positioned, in terms of its total net assets, with 75.7% in liquid alternative strategies, 15.3% in real assets and 5.2% in cash and cash equivalents. (Liquid alternatives strategies generally include, but are not limited to, momentum or trend trading strategies (investment decisions based on trends in asset prices over time), hedge fund beta (long term total returns consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds), managed risk investment strategies (which seek to manage extreme risk scenarios by implementing daily and monthly risk targets across a diversified mix of asset classes), emerging markets debt and unconstrained fixed income strategies (which have the ability to move across various fixed income sectors). Real assets generally include, but are not limited to, commodities, global real estate securities, infrastructure and master limited partnerships (“MLPs”)). The strategic asset allocation of the Portfolio reflects a risk-based allocation approach to increase diversification across the Portfolio. The Portfolio had 3.8% of its total net assets invested in tactical exposures.

How did you tactically manage the Portfolio’s allocations during the Reporting Period?

At the beginning of the Reporting Period, the Team adopted a tactical allocation to European large-cap stocks, accomplished by reducing the Portfolio’s position in U.S. large-cap stocks. This relative value country view was initiated based on a preference for European risk assets against the supportive backdrop of the ECB’s quantitative easing program and with the expectation that lower oil prices and a weaker euro would boost corporate earnings. To limit the potential negative impact on U.S.-based investors of the euro’s depreciation, the Team selected a currency-hedged position, which was increased and decreased throughout the Reporting Period as the Team saw opportunities to increase risk exposure and take profits. At the beginning of June 2015, the size of this position was halved because the Team expected European equity market volatility to increase as Greek debt negotiation deadlines approached. The Team reallocated the proceeds to U.S. large-cap equities on the belief they would fare better than European equities if Greece ultimately left the EU.

[1]	Effective on April 30, 2015, the name of the Goldman Sachs VIT Global Markets Navigator Fund changed to the Goldman Sachs VIT Global Trends Allocation Fund. At the same time, the Underlying Fund’s investment objective and benchmark index also changed. Before April 29, 2015, the Underlying Fund’s investment objective was to seek to achieve investment results that approximate the performance of the GS Global Markets Navigator IndexTM. As of April 29, 2015, the Underlying Fund’s investment objective is to seek total return while seeking to provide volatility management. The Underlying Fund’s benchmark index changed from the GS Global Markets Navigator IndexTM to the Global Trends Allocation Composite Index, which is composed of the MSCI World Index (60%) and the Barclays U.S. Aggregate Bond Index (40%).

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

During May 2015, the Team established an underweight allocation to commodities because it deemed there was limited upside potential to the rally in oil prices, as the increase appeared to be driven primarily by technical factors and short covering. (Short covering refers to the purchase of exactly the same security that was initially sold short.) In addition, the Team reduced the Portfolio’s explicit exposure to energy commodities by eliminating its investment in the Goldman Sachs Commodity Strategy Fund, benchmarked to the energy-heavy S&P GSCI® Total Return Index, and reallocating the proceeds to the Goldman Sachs Dynamic Commodity Strategy Fund, which is benchmarked to the equal sector-weighted Bloomberg Commodity Index.

Also, during the Reporting Period, the Team adjusted the Portfolio’s asset allocation to more evenly balance the different sources of active risk in the Portfolio, particularly across its fixed income investments. These changes translated to a smaller allocation to momentum and hedge fund replication strategies, accomplished, respectively, through investments in the Goldman Sachs VIT Global Trends Allocation Fund and the Goldman Sachs Absolute Return Tracker Fund. The proceeds were invested in a new underlying fund — the Goldman Sachs Long Short Fund — that allows the Portfolio to access an additional fundamental, equity long short risk factor in its liquid alternatives strategies. Within the Portfolio’s allocation to satellite real asset classes, the Team decreased allocations to U.S. and international public real estate and added to allocations in commodities and emerging markets debt.

How was the Portfolio positioned at the end of the Reporting Period?

At the end of the Reporting Period, the Portfolio was positioned, in terms of its total net assets, with 76.0% in liquid alternative strategies, 14.5% in real assets and 3.7% in cash and cash equivalents. The Portfolio had 5.8% of its total net assets invested in tactical exposures.

How did the Portfolio use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, the Portfolio did not use derivatives and similar instruments within its investment process. However, some of the underlying funds used derivatives during the Reporting Period to apply their active investment views with greater versatility and to potentially afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these underlying funds engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to attempt to enhance portfolio return and for hedging purposes.

What is the Portfolio’s tactical view and strategy for the months ahead?

When the Reporting Period began, the Portfolio was positioned for a market environment supportive of risk assets, with an overweight in riskier asset classes and an underweight in U.S. government bonds. The Team also anticipated increased divergence in performance across regions, driven by macroeconomic events and monetary policy decisions. Going forward, the Team expects this divergence between the U.S. and the rest of the world to become further pronounced given that the Fed has continued to signal its intention to hike rates in 2015. Although the Team expects ongoing monetary policy divergence to increase volatility in the financial markets, it believes the macroeconomic environment remains supportive of risk assets, especially opportunities that offer good value.

Relative to its macroeconomic views, the Team expects to get better clarity in the months ahead on the U.S. labor market and its potential impact on the outlooks for U.S. inflation and the U.S. housing market. In the Team’s opinion, the U.S. economy is improving and should regain some of the momentum it lost during the first quarter of 2015. The Team notes, however, that an increasing “flight-to-quality” dynamic in non-U.S. markets may partly counterbalance improving U.S. growth fundamentals.

Outside the U.S., the Team is looking ahead to the impact of liquidity measures implemented by the ECB and the Bank of Japan as well as of the withdrawal of liquidity by the Bank of England and the Fed. The Team is also closely monitoring the Eurozone, given that European equities are no longer as cheap relative to U.S. equities as they were at the beginning of 2015 and because, as of the end of the Reporting Period, there was no resolution to Greek debt negotiations. The Team is continuing to assess the health of China’s economy and seeking to determine to what degree the Chinese government is intervening in the country’s equity market.

At the end of the Reporting Period, the Team moderated its favorable view of riskier asset classes because of the market turbulence during June 2015. In addition, because of increased volatility, the Team shifted the Portfolio from passive market exposures to positions based on selective views and strategies that emphasize active risk. The Team believes the environment may reward a more selective and less broad brush approach to Portfolio positioning.

Within equities, the Team continues to favor developed markets assets and has a neutral to cautious view on growth markets and emerging markets. The Portfolio remains positioned for an accelerating U.S. recovery. On a tactical basis, the Team favors pro-cyclical exposure in the U.S and will continue to monitor European equities in light of the Greek debt situation.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Within fixed income, the Team is focusing on quality in the Portfolio’s high yield corporate bond investments. While it sees a supportive default environment, the Team observes that as interest rates rise and the business cycle matures, investors may reduce their search for yield. A rapid shift, in the Team’s view, could increase volatility but present potential tactical buying opportunities for quality assets. In addition, at the end of the Reporting Period, the Portfolio maintained a short duration position because the Team believes the current rate environment offers investors insufficient compensation for taking on risk related to Fed monetary policy and inflation. That said, the Team has marginally lengthened the Portfolio’s duration, given that the path to higher interest rates is likely to remain volatile. Duration is a measure of the Portfolio’s sensitivity to changes in interest rates.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Index Definitions

The BoA Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The index, therefore, will always have a constant maturity equal to exactly three months.

The widely tracked S&P GSCI® Total Return Index is recognized as a leading measure of general price movements and inflation in the world economy. The index — representing market beta — is world-production weighted. It is designed to be investable by including the most liquid commodity futures, and provides diversification with low correlations to other asset classes.

The Bloomberg Commodity Index Total Return is calculated on an excess return basis and reflects commodity futures price movements. The index rebalances annually, weighted two thirds by trading volume and one third by world production, and weight-caps are applied at the commodity, sector and group level for diversification. Roll period typically occurs from the sixth to tenth business day based on the roll schedule.

The Trade Weighted U.S. Dollar Index: Broad is a weighted average of the foreign exchange value of the U.S. dollar against the currencies of a broad group of major U.S. trading partners. It includes the Euro area, Canada, Japan, Mexico, China, United Kingdom, Taiwan, Korea, Singapore, Hong Kong, Malaysia, Brazil, Switzerland, Thailand, Philippines, Australia, Indonesia, India, Israel, Saudi Arabia, Russia, Sweden, Argentina, Venezuela, Chile and Colombia.

“GS Global Markets Navigator Index” is a trademark or service mark of Goldman, Sachs & Co. and has been licensed for use by Goldman Sachs Asset Management, L.P. in connection with the Goldman Sachs Global Markets Navigator Fund (the “Fund”). As the licensor of this trademark or service mark, Goldman, Sachs & Co. does not make any representation regarding the advisability of investing in the fund.

NEITHER GOLDMAN, SACHS & CO. NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE SHAREHOLDERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE GOLDMAN SACHS GLOBAL MARKETS NAVIGATOR INDEX (THE “INDEX”) OR THE FUND TO PERFORM AS INTENDED. GOLDMAN, SACHS & CO.’S RELATIONSHIP TO THE FUND, IN ITS CAPACITY AS LICENSOR OF THE INDEX TO GOLDMAN SACHS ASSET MANAGEMENT, L.P., IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF GOLDMAN, SACHS & CO. AND OF THE INDEX WHICH WAS DEVELOPED BY GOLDMAN, SACHS & CO. AND IS CALCULATED BY GOLDMAN, SACHS & CO.’S AGENTS WITHOUT REGARD TO GOLDMAN SACHS ASSET MANAGEMENT, L.P., THE FUND OR GOLDMAN, SACHS & CO. NEITHER GOLDMAN, SACHS & CO. NOR ANY OF ITS AFFILIATES NOR AGENTS (INCLUDING ANY CALCULATION AGENT) HAS ANY OBLIGATION TO TAKE THE NEEDS OF GOLDMAN SACHS ASSET MANAGEMENT, L.P., THE FUND OR THE SHAREHOLDERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEX. NEITHER GOLDMAN, SACHS & CO., IN ITS CAPACITY AS LICENSOR OF THE INDEX TO GOLDMAN SACHS ASSET MANAGEMENT, L.P., NOR ANY OF ITS AFFILIATES (OTHER THAN GOLDMAN SACHS ASSET MANAGEMENT, L.P.) IS RESPONSIBLE FOR NOR HAS IT, IN SUCH CAPACITY, OR HAVE THEY PARTICIPATED IN THE DETERMINATION OF THE OFFERING PRICES AND THE AMOUNT OF THE SHARES OF THE FUND OR THE TIMING OF THE ISSUANCE OR SALE OF SHARES OF THE FUND OR IN THE DETERMINATION OR CALCULATION OF THE OFFERING OR REDEMPTION PRICE PER SHARE OF THE FUND. NEITHER GOLDMAN, SACHS & CO., IN ITS CAPACITY AS LICENSOR OF THE INDEX TO GOLDMAN SACHS ASSET MANAGEMENT, L.P., NOR ANY OF ITS AFFILIATES (OTHER THAN GOLDMAN SACHS ASSET MANAGEMENT, L.P. ) HAS ANY OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND. GOLDMAN, SACHS & CO. OR ANY OF ITS AFFILIATES MAY HOLD LONG OR SHORT POSITIONS IN SECURITIES HELD BY THE FUND OR IN RELATED DERIVATIVES.

NEITHER GOLDMAN, SACHS & CO. NOR ANY OF ITS AFFILIATES GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR RELATING THERETO OR THAT THE

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

FUND OR THE INDEX IS SUITABLE FOR ANY INVESTOR, AND GOLDMAN, SACHS & CO. AND ITS AFFILIATES HEREBY EXPRESSLY DISCLAIM ANY AND ALL LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN OR IN THE CALCULATION THEREOF. NEITHER GOLDMAN, SACHS & CO. NOR ANY OF ITS AFFILIATES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE FUND, THE SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. NEITHER GOLDMAN, SACHS & CO. NOR ANY OF ITS AFFILIATES MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, GOLDMAN, SACHS & CO. AND ITS AFFILIATES HEREBY EXPRESSLY DISCLAIM ANY AND ALL LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOTWITHSTANDING THE FOREGOING, GOLDMAN SACHS ASSET MANAGEMENT, L.P. SERVES AS THE INVESTMENT ADVISER FOR THE FUND AND IT IS ACKNOWLEDGED THAT IT MAY BE SUBJECT TO CERTAIN LIABILITIES FOR ITS ACTIONS IN RESPECT OF THE FUND IN SUCH CAPACITY.

It is not possible to invest in an unmanaged index.

FUND BASICS

Multi-Strategy Alternatives Portfolio

as of June 30, 2015

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/15	One Year	Since Inception	Inception Date
Institutional	-2.12%	-0.14%	4/25/14
Service	-2.40	-0.38	4/25/14
Advisor	-2.52	-0.56	4/25/14

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. Because Institutional, Service and Advisor Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.66%	21.64%
Service	0.91	22.02
Advisor	1.06	14.40

[2]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least April 30, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS3

Percentage of Net Assets

[3]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets of the Portfolio. Figures in the graph above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities. ETFs held by the Portfolio are not reflected in the graph above. The above graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Schedule of Investments

June 30, 2015 (Unaudited)

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 89.0%
Equity – 25.9%
131,305	Goldman Sachs Long Short Fund	$1,390,525
65,866	Goldman Sachs VIT Global Trends Allocation Fund	777,216
11,897	Goldman Sachs International Real Estate Securities Fund	74,591
3,932	Goldman Sachs Real Estate Securities Fund	73,928

		2,316,260

Fixed Income – 63.1%
149,667	Goldman Sachs Absolute Return Tracker Fund	1,393,397
124,897	Goldman Sachs Strategic Income Fund	1,253,965
108,734	Goldman Sachs Fixed Income Macro Strategies Fund	1,002,527
88,459	Goldman Sachs Long Short Credit Strategies Fund	867,787
80,871	Goldman Sachs Dynamic Emerging Markets Debt Fund	689,017
56,888	Goldman Sachs Dynamic Commodity Strategy Fund	435,195

		5,641,888

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 89.0%
(Cost $8,048,385)		$7,958,148

Exchange Traded Funds – 5.7%
4,096	iShares Currency Hedged MSCI EMU ETF	$113,418
1,921	SPDR S&P 500 ETF Trust	395,438

TOTAL EXCHANGE TRADED FUNDS
(Cost $516,194)		$508,856

Shares	Distribution Rate	Value
Investment Company(a)(b) – 2.8%
Goldman Sachs Financial Square Government Fund — FST Shares
252,710	0.006%	$252,710
(Cost $252,710)

TOTAL INVESTMENTS – 97.5%
(Cost $8,817,289)		$8,719,714

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.5%		220,789

NET ASSETS – 100.0%		$8,940,503

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents Affiliated Funds.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2015.

Investment Abbreviation:
SPDR	—Standard and Poor’s Depositary Receipts

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets:
Investments in Affiliated Underlying Funds, at value (cost $8,301,095)	$8,210,858
Investments, at value (cost $516,194)	508,856
Cash	89,622
Receivables:
Reimbursement from investment adviser	257,547
Portfolio shares sold	31,883
Organization costs	12,000
Due from custodian	7,442
Dividends	1,766
Total assets	9,119,974

Liabilities:
Payables:
Investments purchased	50,340
Distribution and Service fees and Transfer Agent fees	3,087
Portfolio shares redeemed	1,462
Management fees	74
Accrued expenses	124,508
Total liabilities	179,471

Net Assets:
Paid-in capital	9,046,791
Undistributed net investment income	15,800
Accumulated net realized loss	(24,513)
Net unrealized loss	(97,575)
NET ASSETS	$8,940,503
Net Assets:
Institutional	$1,008,931
Service	9,952
Advisor	7,921,620
Total Net Assets	$8,940,503
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	102,328
Service	1,010
Advisor	806,337
Net asset value, offering and redemption price per share:
Institutional	$9.86
Service	9.85
Advisor	9.82

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

Investment income:
Dividends from Affiliated Underlying Funds	$29,894
Dividends from Unaffiliated Funds	1,967
Total investment income	31,861

Expenses:
Amortization of offering costs	128,436
Professional fees	25,321
Printing and mailing costs	10,626
Custody, accounting and administrative services	9,814
Distribution and Service fees(a)	9,750
Trustee fees	5,485
Management fees	4,409
Transfer Agent fees(a)	589
Other	1,509
Total expenses	195,939
Less — expense reductions	(179,833)
Net expenses	16,106
NET INVESTMENT INCOME	15,755

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments in Affiliated Underlying Funds	(43,996)
Investments	11,557
Net change in unrealized gain (loss) on:
Investments in Affiliated Underlying Funds	25,292
Investments	(12,004)
Net realized and unrealized loss	(19,151)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,396)

(a) Class specific Distribution and Service, and Transfer Agent fees were as follows:

Distribution and Service Fees		Transfer Agent Fees
Service	Advisor	Institutional	Service	Advisor
$12	$9,738	$100	$2	$487

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2015 (Unaudited)	For the Period Ended December 31, 2014(a)

From operations:
Net investment income	$15,755	$24,303
Net realized gain (loss)	(32,439)	32,232
Net change in unrealized gain (loss)	13,288	(110,863)
Net decrease in net assets resulting from operations	(3,396)	(54,328)

Distributions to shareholders:
From net investment income
Institutional Shares	—	(12,295)
Service Shares	—	(103)
Advisor Shares	—	(36,975)
From net realized gains
Institutional Shares	—	(181)
Service Shares	—	(2)
Advisor Shares	—	(570)
Total distributions to shareholders	—	(50,126)

From share transactions:
Proceeds from sales of shares	5,033,115	4,570,440
Reinvestment of distributions	—	50,126
Cost of shares redeemed	(347,355)	(257,973)
Net increase in net assets resulting from share transactions	4,685,760	4,362,593
TOTAL INCREASE	4,682,364	4,258,139

Net assets:

Beginning of period	4,258,139	—
End of period	$8,940,503	$4,258,139
Undistributed net investment income	$15,800	$45

(a) Commenced operations on April 25, 2014

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		Total distributions	Net asset value, end of period	Total return(c)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(d)		Ratio of total expenses to average net assets(d)		Ratio of net investment income to average net assets(b)		Portfolio turnover rate(e)
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2015 - Institutional	$9.81	$0.04	$0.01	$0.05	$—	$—		$—	$9.86	0.51%	$1,009	0.15	%(f)	4.69	%(f)	0.80	%(f)	30%
2015 - Service	9.81	0.03	0.01	0.04	—	—		—	9.85	0.41	10	0.42	(f)	4.96	(f)	0.54	(f)	30
2015 - Advisor	9.79	0.02	0.01	0.03	—	—		—	9.82	0.31	7,922	0.54	(f)	4.42	(f)	0.48	(f)	30

FOR THE PERIOD ENDED DECEMBER 31,
2014 - Institutional (Commenced April 25, 2014)	10.00	0.09	(0.16)	(0.07)	(0.12)	—	(g)	(0.12)	9.81	(0.67)	1,003	0.22	(f)	24.63	(f)	1.30	(f)	25
2014 - Service (Commenced April 25, 2014)	10.00	0.07	(0.16)	(0.09)	(0.10)	—	(g)	(0.10)	9.81	(0.85)	10	0.49	(f)	25.05	(f)	1.02	(f)	25
2014 - Advisor (Commenced April 25, 2014)	10.00	0.11	(0.21)	(0.10)	(0.11)	—	(g)	(0.11)	9.79	(0.97)	3,246	0.62	(f)	16.16	(f)	1.66	(f)	25

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.
(f)	Annualized.
(g)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.	14

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Multi-Strategy Alternatives Portfolio (the “Portfolio”). The Portfolio is a diversified portfolio under the Act offering three classes of shares — Institutional, Service and Advisor Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Portfolio pursuant to a management agreement (the “Agreement”) with the Trust.

The Portfolio is expected to invest primarily in a combination of domestic and international equity and fixed income underlying funds which are registered under the Act, for which GSAM or Goldman Sachs Asset Management International (“GSAMI”), also an affiliate of Goldman Sachs, act as investment advisers (“Underlying Funds”). Additionally, this Portfolio may invest a portion of its assets directly in other securities and instruments, including unaffiliated exchange traded funds (“Unaffiliated Funds”).

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Portfolio’s valuation policy, as well as the Underlying Funds’ is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Capital gain distributions received from Underlying Funds are recognized on ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Income distributions are recognized in accordance with the character that is distributed. Capital gain distributions are recorded as capital gains in the financial statements. Income distributions are recorded in income.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Portfolio are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Portfolio are charged to that Portfolio, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

Expenses included in the accompanying financial statements reflect the expenses of the Portfolio and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Portfolio may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Portfolio will vary.

D.  Offering Costs — Offering costs paid in connection with the offering of shares of the Portfolio are being amortized on a straight-line basis over 12 months from the date of commencement of operations.

E.  Federal Taxes and Distributions to Shareholders — It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Portfolio is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Portfolio’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Board of Trustees (“Trustees”) has adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolio, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolio’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds (Including Money Market Funds) — Investments in the Underlying Funds (“Underlying Funds”) are valued at the NAV per share of the Institutional Share class (FST for Money Market Funds) of each Underlying Fund on the day of valuation. Because the Portfolio invests primarily in other mutual funds that fluctuate in value, the Portfolio’s shares will correspondingly fluctuate in value. These investments are generally classified as Level 1 of the fair value hierarchy.

The Underlying Funds may invest in debt securities which, if market quotations are readily available, are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

The Underlying Funds may invest in equity securities and investment companies. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price, or it is believed by the investment adviser to not represent fair value, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolio’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Portfolio’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Portfolio’s investments classified in the fair value hierarchy as of June 30, 2015:

Investment Type	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$2,316,260	$—	$—
Fixed Income Underlying Funds	5,641,888	—	—
Exchange Traded Funds	508,856	—	—
Investment Company	252,710	—	—
Total	$8,719,714	$—	$—

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolio, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolio’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of 0.15% of the Portfolio’s average daily net assets. GSAM has agreed to waive all of its management fee. The management fee wavier will remain in effect through at least April 30, 2016, and prior to such date, GSAM may not terminate the arrangement without the approval of the Trustees. For the six months ended June 30, 2015, GSAM waived $4,409 of its management fee.

B.  Distribution and Service Plan — The Trust, on behalf of the Portfolio, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (“the Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% and 0.40% of the Portfolio’s average daily net assets attributable to Service and Advisor Shares, respectively.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolio for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional, Service and Advisor Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Portfolio (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolio is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Portfolio is 0.204%. The Other Expense limitation will remain in place through at least April 30, 2016, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the six months ended June 30, 2015, GSAM reimbursed $175,193 to the Portfolio. In addition, the Portfolio has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Portfolio’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the six months ended June 30, 2015, custody fee credits were $110.

E.  Line of Credit Facility — As of June 30, 2015, the Fund participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $115,000,000, for a total of up to $1,320,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2015, the Fund did not have any borrowings under the facility.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Portfolio invests primarily in the Institutional Shares of the Underlying Funds. These Underlying Funds are considered to be affiliated with the Portfolio. The tables below show the transactions in and earnings from investments in these Underlying Funds for the six months ended June 30, 2015:

Underlying Funds	Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2015	Dividend Income
Goldman Sachs Absolute Return Tracker Fund	$878,658	$816,900	$(310,005)	$(3,774)	$11,618	$1,393,397	$—
Goldman Sachs Commodity Strategy Fund	167,016	16,503	(181,120)	(50,795)	48,396	—	—
Goldman Sachs Dynamic Commodity Strategy Fund	—	462,830	(30,122)	(31)	2,518	435,195	—
Goldman Sachs Dynamic Emerging Markets Debt Fund	107,559	599,447	—	—	(17,989)	689,017	6,035
Goldman Sachs Financial Square Government Fund	—	1,639,130	(1,386,420)	—	—	252,710	5
Goldman Sachs Fixed Income Macro Strategies Fund	500,686	500,421	—	—	1,420	1,002,527	1,239
Goldman Sachs International Real Estate Securities Fund	106,346	35,143	(70,657)	1,931	1,828	74,591	871
Goldman Sachs Long Short Credit Strategies Fund	421,356	502,101	(58,964)	(3,887)	7,181	867,787	6,943
Goldman Sachs Long Short Fund	—	1,390,434			91	1,390,525	(1)
Goldman Sachs Real Estate Securities Fund	123,491	83,391	(128,527)	4,105	(8,532)	73,928	1,704
Goldman Sachs Strategic Income Fund	624,400	648,179	—	—	(18,614)	1,253,965	13,098
Goldman Sachs VIT Global Trends Allocation Fund	712,199	487,613	(428,426)	8,455	(2,625)	777,216	—
Total	$3,641,711	$7,182,092	$(2,594,241)	$(43,996)	$25,292	$8,210,858	$29,894

As of June 30, 2015, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 97% and 100% of the Institutional and Service Class Shares, respectively, of the Portfolio.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2015, were $6,240,387 and $1,681,639, respectively.

6.    TAX INFORMATION

As of the Portfolio’s most recent fiscal year end, December 31, 2014, the Portfolio’s timing differences, on a tax-basis were as follows:

Timing differences (Post October Loss Deferral)	$(7,524)

As of June 30, 2015, the Portfolio’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$8,817,886
Gross unrealized gain	5,127
Gross unrealized loss	(103,299)
Net unrealized security loss	$(98,172)

The differences between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

GSAM has reviewed the Portfolio’s tax position for all open tax years (the current year, as applicable) and has concluded that no provision for income tax is required in the Portfolio’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7.    OTHER RISKS

The Portfolio’s risks include, but are not limited to, the following:

Investments in the Underlying Funds — The investments of a Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The Portfolio is subject to the risk factors associated with the investments of the Underlying Funds in direct proportion to the amount of assets allocated to each. To the extent that the Portfolio has a relative concentration of its portfolio in a single Underlying Fund, the Portfolio may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

7.    OTHER RISKS (continued)

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), the Portfolio will directly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Portfolio. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Portfolio or an Underlying Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include an Underlying Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Portfolio or an Underlying Fund. Such large shareholder redemptions may cause the Portfolio or an Underlying Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s or an Underlying Fund’s NAV and liquidity. Similarly, large Portfolio or Underlying Fund share purchases may adversely affect the Portfolio’s or an Underlying Fund’s performance to the extent that the Portfolio or the Underlying Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Portfolio’s or an Underlying Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s or an Underlying Fund’s expense ratio.

Liquidity Risk — The Underlying Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Portfolio and the Underlying Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Portfolio and the Underlying Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio and the Underlying Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Portfolio and the Underlying Funds invest. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Portfolio and the Underlying Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Portfolio and the Underlying Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

8.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

10.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Period Ended June 30, 2015 (Unaudited)		For the Period Ended December 31, 2014(a)
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	137	$1,350	100,984	$1,010,213
Reinvestment of distributions	—	—	1,268	12,476
Shares redeemed	(1)	(10)	(60)	(586)
	136	1,340	102,192	1,022,103
Service Shares
Shares sold	—	$—	999	$10,000
Reinvestment of distributions	—	—	11	105
Shares redeemed	—	—	—	—
	—	—	1,010	10,105
Service Shares
Shares sold	510,287	5,031,765	353,261	3,550,227
Reinvestment of distributions	—	—	3,823	37,545
Shares redeemed	(35,342)	(347,345)	(25,692)	(257,387)
	474,945	4,684,420	331,392	3,330,385
NET INCREASE	475,081	$4,685,760	434,594	$4,362,593

(a)	Commenced operations on April 25, 2014.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Portfolio Expenses — Six Month Period Ended June 30, 2015 (Unaudited)

As a shareholder of Institutional, Service or Advisor Shares of the Portfolio, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service and Advisor Shares) and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares, Service Shares and Advisor Shares of the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2015 through June 30, 2015, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Portfolio you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 01/01/15	Ending Account Value 06/30/15		Expenses Paid for the 6 Months Ended 06/30/15*
Institutional
Actual	$1,000	$1,005.10		$1.09
Hypothetical 5% return	1,000	1,023.70	+	1.10
Service
Actual	1,000	1,004.10		2.39
Hypothetical 5% return	1,000	1,022.41	+	2.41
Advisor
Actual	1,000	1,003.10		3.08
Hypothetical 5% return	1,000	1,021.72	+	3.11

*	Expenses are calculated using the Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.22%, 0.48% and 0.62% for Institutional, Service and Advisor Shares, respectively.

+	Hypothetical expenses are based on the Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Multi-Strategy Alternatives Portfolio (the “Portfolio”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Portfolio at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Portfolio.

The Management Agreement was most recently approved for continuation until June 30, 2016 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 10-11, 2015 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. Such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Portfolio and the underlying funds in which it invests (the “Underlying Funds”) by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding); sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Portfolio and Underlying Funds, including comparisons to the performance of a group of similar mutual funds, as provided by the Investment Adviser using a peer group constructed by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and its benchmark performance index, and general investment outlooks in the markets in which the Portfolio and Underlying Funds invest;
(c)	information provided by GSAM indicating GSAM’s views on whether the Portfolio’s peer group and/or benchmark index had high, medium, or low relevance given the Portfolio’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Portfolio;
(e)	fee and expense information for the Portfolio, including the relative management fee and expense level of the Portfolio as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(f)	with respect to the investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Portfolio;
(g)	the undertakings of the Investment Adviser to waive a portion of the management fees paid by the Portfolio and certain Underlying Funds and to limit certain expenses of the Portfolio and the Underlying Funds that exceed specified levels;

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Portfolio and the Trust as a whole to the Investment Adviser and its affiliates;
(i)	whether the Portfolio’s existing management fee schedule, together with the management fee schedules of the Underlying Funds, adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolio and/or the Underlying Funds, including the fees received by the Investment Adviser’s affiliates from the Portfolio and/or the Underlying Funds for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Portfolio and/or the Underlying Funds as a result of their relationship with the Investment Adviser;
(l)	with respect to the applicable Underlying Funds, information regarding commissions paid by the Underlying Equity Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Portfolio and the Underlying Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Portfolio’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Portfolio’s distribution arrangements. They received information regarding the Portfolio’s assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolio’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Portfolio and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Portfolio. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Portfolio investors, including the availability of comparable funds managed by other advisers.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided to the Portfolio and the Underlying Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Portfolio and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Portfolio, the Underlying Funds, and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Portfolio and the Underlying Funds. In this regard, they compared the investment performance of the Portfolio to its peers using performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider for the three-month period ended March 31, 2015 (the Portfolio commenced operations on April 14, 2014). The Trustees also reviewed the Portfolio’s investment performance over the same period relative to its performance benchmark. As part of this review, they reviewed the investment performance of the Portfolio in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel. The Trustees considered the Investment Adviser’s periodic reports with respect to the Portfolio’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Portfolio had launched on April 14, 2014, and did not yet have a meaningful performance history.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Portfolio thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Portfolio, which included both advisory and administrative services that were directed to the needs and operations of the Portfolio as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Portfolio. The analyses provided a comparison of the Portfolio’s management fees to those of a relevant peer group and category universe; an expense analysis which compared the Portfolio’s overall net and gross expenses to a peer group and a category universe. The analyses also compared the Portfolio’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Portfolio.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of the management fees paid by the Portfolio and certain Underlying Funds and to limit certain expenses of the Portfolio and the Underlying Funds that exceed specified levels. They also noted that the Investment Adviser did not manage other types of accounts having investment objectives and policies similar to those of the Portfolio, and therefore this type of fee comparison was not possible.

In addition, the Trustees noted that shareholders are able to redeem their Portfolio shares at any time if shareholders believe that the Portfolio fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Portfolio. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Portfolio and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and the Portfolio were provided for 2014, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability.

The Trustees noted that, although the Portfolio itself does not have breakpoints in its management fee schedule, any benefits of the breakpoints in the management fee schedules of certain Underlying Funds, when reached, would pass through to the shareholders in the Portfolio at the specified asset levels. The Trustees considered the amounts of assets in the Portfolio; the Portfolio’s recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; information comparing the fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to limit certain expenses of the Portfolio and Underlying Funds that exceed specified levels. They also considered the services provided to the Portfolio under the Management Agreement and the fees and expenses borne by the Underlying Funds, and determined that the management fees payable by the Portfolio were not duplicative of the management fees paid at the Underlying Fund level.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolio and/or the Underlying Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of certain Underlying Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of certain Underlying Funds; (d) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent for certain Underlying Funds (and fees earned by the Investment Adviser for managing the fund in which those Underlying Funds’ cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Portfolio on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Portfolio shareholders; (h) Goldman Sachs’ retention of certain fees as Portfolio Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Portfolio and Underlying Funds; and (j) the possibility that the working relationship between the Investment Adviser and the Portfolio’s and Underlying Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees also considered the benefits to GSAL and the Investment Adviser from the securities lending program and observed that, although the benefits to GSAL and the Investment Adviser were meaningful, the benefits to certain Underlying Funds from their participation in the program were greater, as measured by the revenue they received in connection with the program.

Other Benefits to the Portfolio and Its Shareholders

The Trustees also noted that the Portfolio and/or the Underlying Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) with respect to the Underlying Funds, enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) with respect to certain Underlying Funds, the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Portfolio as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Portfolio and the Underlying Funds because of the reputation of the Goldman Sachs organization; (g) the Portfolio’s and Underlying Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Portfolio’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Portfolio’s shareholders invested in the Portfolio in part because of the Portfolio’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Portfolio were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Portfolio’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Portfolio and its shareholders and that the Management Agreement should be approved and continued with respect to the Portfolio until June 30, 2016.

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Kathryn A. Cassidy	Scott M. McHugh, Principal Financial Officer
John P. Coblentz, Jr.	and Treasurer
Diana M. Daniels	Caroline L. Kraus, Secretary
Joseph P. LoRusso
Herbert J. Markley
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel
Roy W. Templin
Gregory G. Weaver

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Portfolio included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolio in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolio, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolio. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Form N-Q is available on the SEC’s web site at http://www.sec.gov within 60 days after the Portfolio’s first and third fiscal quarters. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of June 30, 2015 and may not be representative of future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Portfolio are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Portfolio.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Multi-Strategy Alternatives Portfolio.

© 2015 Goldman Sachs. All rights reserved.

VITMSASAR-15/168195.MF.MED.TMPL/8/2015

Goldman

Sachs Variable Insurance Trust

Goldman Sachs Core Fixed Income Fund

Goldman Sachs Equity Index Fund

Goldman Sachs Growth Opportunities Fund

Goldman Sachs High Quality Floating Rate Fund

Semi-Annual Report

June 30, 2015

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Principal Investment Strategies and Risks

This is not a complete list of the risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

Shares of the Goldman Sachs Variable Insurance Trust Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Funds are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider a Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about a Fund.

The Goldman Sachs Core Fixed Income Fund invests primarily in fixed income securities, including U.S. government securities, corporate debt securities, privately issued mortgage-backed securities and asset-backed securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic and political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk (i.e., the risk that an investment may not be able to be sold without a substantial drop in price, if at all).

The Goldman Sachs Equity Index Fund attempts to replicate the aggregate price and yield performance of a benchmark index (i.e., the Standard & Poor’s 500 Index) that measures the investment returns of large capitalization stocks. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The Fund is not actively managed, and therefore the Fund will not typically dispose of a security until the security is removed from the index. Performance may vary substantially from the performance of the benchmark it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.

The Goldman Sachs Growth Opportunities Fund invests primarily in U.S. equity investments with a primary focus on mid-capitalization companies. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

The Goldman Sachs High Quality Floating Rate Fund invests primarily in high quality floating rate or variable rate obligations, and the Fund considers “high quality” obligations to be (i) those rated AAA or Aaa by a nationally recognized statistical rating organization at the time of purchase (or, if unrated, determined by the Investment Adviser to be of comparable quality), and (ii) U.S. government securities, including mortgage-backed securities, and repurchase agreements collateralized by U.S. government securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Foreign investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of adverse economic or political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all.

2

MARKET REVIEW

Goldman Sachs Variable Insurance Trust Funds

Market Review

U.S. equities recorded gains, while U.S. fixed income provided mixed results during the six months ended June 30, 2015 (the “Reporting Period”).

Equity Markets

Representing the U.S. equity market, the S&P 500® Index gained 1.23% during the Reporting Period. While representing the S&P 500® Index’s softest first-half performance since 2010, the modest gain still marked ten consecutive calendar quarters of positive returns for U.S. large-cap stocks.

Economic data generally improved during the Reporting Period. First quarter 2015 U.S. Gross Domestic Product (“GDP”) came in weaker than expected, though many of the contributing factors were deemed temporary, such as severe winter weather and a port strike on the west coast. Importantly, unemployment continued to steadily fall, reaching a low of 5.4%, and the housing market continued to improve. Consumer spending was slightly softer than expected early in the Reporting Period, but progressively bettered, with strong retail sales growth and robust auto sales in May 2015. Given this economic backdrop, sector performance within the S&P 500® Index was widely divergent during the Reporting Period, with five sectors posting positive returns and five posting negative returns.

Throughout the Reporting Period, markets focused on the timing of the first interest rate increase by the U.S. Federal Reserve (the “Fed”) since 2006. Given the unexpectedly weak economy in the first quarter of 2015, many market participants extended their forecasts for an initial rate hike, or “lift-off”, from September 2015 to December 2015. As many investors expect high yielding stocks, many of which have high valuations, to perform poorly when interest rates begin to increase again. Utilities was the worst performing sector in the S&P 500® Index during the Reporting Period.

The West Texas Intermediate (“WTI”) crude oil benchmark price fell from a high of $107 per barrel in June 2014 to a low of $43 per barrel in March 2015 before rebounding to almost $60 per barrel by the end of April 2015 and remaining around that level for the rest of the Reporting Period. In turn, the energy sector within the S&P 500® Index declined on the commodity price weakness from early in the year.

Market participants perceived the combination of lower energy prices, better employment prospects and an improving housing market as beneficial for consumers. Thus, stocks of many consumer companies rose in anticipation of increasing consumption, and the consumer discretionary sector in the S&P 500® Index notably outperformed during the Reporting Period. Health care was the best performing sector in the S&P 500® Index during the Reporting Period, as many companies have been meeting or beating earnings estimates, and merger and acquisition activity remained robust. The heavily weighted health care sector was the largest positive contributor (weight times performance) to S&P 500® Index returns.

While returns overall were muted, most segments of the U.S. equity market advanced during the Reporting Period, with small-cap stocks, as measured by the Russell 2000® Index, gaining most, followed by mid-cap stocks and then large-cap stocks, as measured by the Russell Midcap® Index and Russell 1000® Index, respectively. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the Russell Investments indices.)

Fixed Income Markets

In January 2015, when the Reporting Period began, spread, or non-U.S. Treasury, sectors generated broadly positive returns. As the Fed and the U.K. considered raising short-term interest rates, global monetary policy easing intensified with the European Central Bank (“ECB”) announcing its quantitative easing program and approximately 25 other global central banks easing monetary policy. The U.S. dollar appreciated for a third consecutive quarter, reaching a 12-year high versus the euro ahead of the Fed’s March 2015 policy meeting. The anti-austerity Syriza party was victorious in Greece’s elections, raising fears of a renewed debt crisis. Near first calendar quarter end, Eurozone finance ministers agreed to a four-month extension of the existing Greek bailout package, buying time but leaving unresolved the question of how Greece would fund debt repayments during July and August 2015.

3

MARKET REVIEW

During the second calendar quarter, the performance of spread sectors was mixed. High yield corporate bonds and emerging markets debt posted strong positive returns, while investment grade corporate bonds lagged. U.S. Treasury yields rose amid significant volatility in May and early June 2015, as U.S. economic data improved, including positive surprises in inflation and retail sales. First quarter 2015 U.S. GDP was revised upwards from -0.7% to a seasonally adjusted annual rate of -0.2%. The upward revision stemmed in part from stronger than estimated consumer spending and inventory data. U.S. dollar gains hit a roadblock on uncertainty around the Fed’s plans for raising interest rates in 2015. The Eurozone’s economic progress took a back seat in the second calendar quarter to the seemingly intractable challenges surrounding Greece.

For the Reporting Period overall, high yield corporate bonds generated the strongest positive returns within the broad fixed income market. Sovereign emerging markets debt also recorded gains, outperforming U.S. Treasuries, followed at some distance by asset-backed securities, agency securities, and commercial mortgage-backed securities. Investment grade corporate bonds and mortgage-backed securities declined slightly, underperforming U.S. Treasuries. The U.S. Treasury yield curve, or spectrum of maturities, steepened during the Reporting Period, as intermediate-term and longer-term yields rose more than those of shorter-term maturities. The yield on the bellwether 10-year U.S. Treasury fell approximately 18 basis points during the Reporting Period to 2.35%.

Looking Ahead

Equity Markets

We maintain a positive outlook on the U.S. economy. Unemployment is at the lowest level since the financial crisis; the housing market continues to recover; and gasoline prices are likely to remain low given our expectation that oil prices are unlikely to move much higher for some time. We believe these factors should support improving consumption. Furthermore, the U.S. savings rate is at recent high levels — some normalization could lead to increased consumption as well.

In the near term, expectations for corporate earnings have been declining compared to last year, and bullish sentiment waned after mediocre first quarter 2015 results. Growth expectations for the second quarter of 2015 were flat at the end of the Reporting Period, which we think might be low and might give companies a chance to exceed expectations. Longer term, we note that the U.S. equity market was trading close to the high end of its historical multiple range at the end of the Reporting Period, implying less upside than in recent years and potentially compared to other stock markets.

All that said, should the U.S. economy accelerate and should real earnings growth be realized, these factors could serve as fundamental drivers of U.S. equity upside potential going forward. We believe that U.S. corporate fundamentals remain strong, evidenced by both healthy balance sheets and earnings resilience, and could provide companies with a number of options to increase shareholder value. While we are cognizant of potential headwinds, such as foreign exchange volatility or unanticipated changes in monetary policy, we ultimately remain constructive on the direction of U.S. equity markets. We believe the U.S. has the best macroeconomic outlook of the developed economies, and we are optimistic on the strengthening U.S. housing and employment markets as well as on the potential for a continued recovery in consumer spending.

Looking forward, we believe that should the U.S. economy improve as we anticipate, companies can reinvest for future growth by increasing capital expenditures, research and development, hiring and through merger and acquisition activity, rather than keeping excess cash on balance sheets. In our view, equity valuations are fair, considering the positive macro environment, and inexpensive relative to fixed income. We find that focusing on corporate fundamentals and stock selection, while being aware of various macroeconomic factors, is more in line with variables that we believe generate long-term returns, such as earnings growth and valuation.

Fixed Income Markets

At the end of the Reporting Period, we believed global economic growth was on a positive trajectory, though the pace has slowed. Deflationary pressures are subsiding, and we think U.S. and U.K. output gaps are closing. As the Fed and the U.K. central bank edge closer to rate hikes, the other largest economies remain heavily committed to stimulus. We expect interest rate volatility to continue, but macroeconomic conditions remain, in our opinion, broadly supportive of riskier asset classes. We believe, the main risks to our view are China’s slowing economic growth and uncertainty over the potential impact on the Eurozone of the fallout

4

MARKET REVIEW

from Greece’s debt negotiations. In China, economic indicators suggest its economic growth is likely to be below its official 7% target. Policy easing appears to be having less impact than hoped, and China’s equity market continues to look overheated. In Europe, we expect to see some volatility in the fixed income markets while Greece’s future in the Eurozone remains undecided. That said, we believe the ECB will act to prevent contagion from Greece to the broader markets and European economy. Meanwhile, the Eurozone’s economic comeback is losing luster as German economic activity slows. In the U.S., economic growth seems to be picking up and inflation seems to be trending slightly higher, potentially setting the stage for a Fed rate hike in 2015. Still, we believe soft consumer demand and U.S. dollar strength pose some downside risks. We expect U.S. interest rates to rise relative to those of core European economies, and for the U.S. dollar to strengthen further versus other developed markets currencies.

5

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Barclays U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fixed Income Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust —

Goldman Sachs Core Fixed Income Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2015 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated cumulative total returns of 0.00% and -0.22%, respectively. These returns compare to the -0.10% cumulative total return of the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index (the “Barclays Index”), during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

During the Reporting Period, the Fund’s tactical duration and yield curve positioning detracted from its relative performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities. The Fund’s top-down currency strategy also detracted, largely due to a short position in the Swiss franc. In January 2015, the Swiss National Bank removed the exchange rate floor on the value of the Swiss franc versus the euro.

The Fund’s top-down country strategy contributed positively to performance. The Fund benefited from a relative value trade in which it held a long position in the Japanese yen versus short positions in the U.S. dollar and the euro. (A relative value trade is the simultaneous purchase of one security and sale of a related security.)

Our bottom-up individual issue selection within the corporate, securitized and government agency sectors also contributed positively. Our top-down cross-sector strategy did not have a meaningful impact on returns during the Reporting Period. In our cross-sector strategy, we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Barclays Index.

Which fixed income market sectors most affected Fund performance during the Reporting Period?

During the Reporting Period, the Fund benefited from its underweight relative to the Barclays Index in longer maturity U.S. corporate bonds as well as from individual issue selection within structured credit. In terms of the securitized sector, individual issue selection among agency mortgage-backed securities added to relative results. Within the government/swaps sector, individual issue selection of U.S. government bonds, as well as our tactical trading strategies within the sector, bolstered performance.

Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

Tactical management of the Fund’s duration and yield curve positioning detracted overall from relative returns during the Reporting Period. The Fund was hurt by its short duration position relative to the Barclays Index, especially in January 2015, as an unusually cold winter weighed on U.S. economic data and low oil prices suppressed inflation, pushing down U.S. Treasury yields. However, the Fund benefited from a long duration position in European interest rates. A long duration position in Australian interest rates versus a short duration position in U.K. interest rates further added to returns.

How did the Fund use derivatives and similar instruments during the Reporting Period?

As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily over-the-counter (“OTC”) forward foreign exchange contracts. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Treasury futures were employed as warranted to facilitate specific duration, yield curve and country strategies. Interest rate swaps were utilized to manage exposure to fluctuations in interest rates. Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Were there any notable changes in the Fund’s weightings during the Reporting Period?

During the Reporting Period, we maintained the Fund’s short duration position relative to the Barclays Index because we expect interest rates to rise as the Fed reduces monetary policy support and U.S. economic growth improves. We maintained the Fund’s overweight compared to the Barclays Index in corporate credit, with a bias toward lower-rated securities, amid favorable valuations and fundamentals. We maintained the Fund’s exposure to agency multi-family mortgage-backed securities and its underweight in mortgage pass-through securities. (Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.) Given strong fundamentals in the U.S. housing market and our positive outlook for the U.S. economy, we maintained the Fund’s overweight in non-agency mortgage-backed securities throughout the Reporting Period. In addition, we maintained a small overweight in emerging markets debt, because we believed global market volatility and lower oil prices had created attractive opportunities.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

During the Reporting Period, David Bowen, the head of the Fund’s currency strategy, left the firm. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund. Sam Finkelstein, who is head of the macro strategies team, became head of the Fund’s currency strategy.

How was the Fund positioned relative to the Barclays Index at the end of the Reporting Period?

At the end of the Reporting Period, the Fund was underweight U.S. government securities and overweight quasi-government bonds relative to the Barclays Index on a market-value weighted basis. It was overweight agency mortgage-backed securities, within which it held a small overweight in agency multi-family securities. In addition, the Fund was overweight investment grade corporate bonds, asset-backed securities, commercial mortgage-backed securities, covered bonds, non-agency mortgage-backed securities and high yield corporate bonds at the end of the Reporting Period. (Covered bonds are securities created from either mortgage loans or public sector loans.) It was marginally overweight agency commercial mortgage obligations. The Fund was underweight mortgage pass-through securities and was slightly underweight in emerging markets debt at the end of the Reporting Period.

7

FUND BASICS

Core Fixed Income Fund

as of June 30, 2015

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/15	One Year	Five Years	Since Inception	Inception Date
Institutional	1.74%	N/A	1.56%	4/30/13
Service	1.45	3.80%	4.24	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.42%	0.63%
Service	0.67	0.89

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

8

FUND BASICS

FUND COMPOSITION3

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[4]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.

[5]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

9

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to achieve investment results that correspond to the aggregate price and yield performance of a benchmark index that measures the investment returns of large capitalization stocks.

Portfolio Management Discussion and Analysis

Below, SSgA Funds Management, Inc. (“SSgA”), the Fund’s Subadvisor, discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Equity Index Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2015 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Service Shares generated a cumulative total return of 0.94%. This return compares to the 1.23% cumulative total return of the Fund’s benchmark, the Standard & Poor’s 500® Index (with dividends reinvested) (the “S&P 500® Index”), during the same time period.

During the Reporting Period, which sectors and which industries in the S&P 500® Index were the strongest contributors to the Fund’s performance?

Five of the 10 sectors in the S&P 500® Index advanced during the Reporting Period. In terms of total return, the sectors that made the strongest positive contributions to the S&P 500® Index and to the Fund were health care, consumer discretionary and telecommunication services. The largest sector by weighting in the S&P 500® Index at the end of the Reporting Period was information technology at a weighting of 19.63%. The industries with the strongest performance in terms of total return were Internet and catalog retail; construction materials; health care providers and services; biotechnology; and hotels, restaurants and leisure.

On the basis of impact (which takes both total returns and weightings into account), the sectors that made the strongest positive contributions to the S&P 500® Index and to the Fund were health care, consumer discretionary and information technology. The industries with the strongest performance on the basis of impact were health care providers and services; pharmaceuticals; Internet and catalog retail; biotechnology; and technology hardware storage and peripherals.

Which sectors and industries in the S&P 500® Index were the weakest contributors to the Fund’s performance?

In terms of total return, during the Reporting Period, the weakest performing sectors were industrials, energy and utilities. The weakest performing industries in terms of total return were gas utilities; metals and mining; distributors; road and rail; and airlines.

On the basis of impact, the weakest performing sectors were industrials, utilities and energy. The weakest performing industries on the basis of impact were semiconductors and semiconductor equipment; road and rail; household products; electric utilities; and oil, gas and consumable fuels.

Which individual stocks were the top performers, and which were the greatest detractors?

On the basis of impact, the stocks that made the strongest positive contribution were Apple, Amazon.com, Gilead Sciences, Walt Disney Company and United Health Group. The weakest performers were Wal-Mart Stores, Union Pacific, QUALCOMM, Hewlett-Packard and Micron Technology.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of equity index futures. We also used these equity index futures to provide liquidity for daily cash flow requirements.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

There were no changes to the Fund’s portfolio management team during the Reporting Period.

10

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

What changes were made to the makeup of the S&P 500® Index during the Reporting Period?

Ten stocks were removed from the S&P 500® Index during the Reporting Period. They were Qorvo, Realty Income, American Airlines Group, Equinix, HanesBrands, SL Green Realty, Schein Henry, Skyworks Solutions, Endo International and HCA Holdings.

There were 10 additions to the S&P 500® Index during the Reporting Period. They were Lorillard, Windstream Holdings, Allergan, Avon Products, Denbury Resources, Nabors Industries, CareFusion, PetSmart, Covidien and Safeway.

The source of the data included in the above Portfolio Management Discussion and Analysis with respect to Goldman Sachs Equity Index Fund is FactSet as of 6/30/15.

Characteristics presented are calculated using the month end market value of holdings, except for beta and standard deviation, if shown, which use month end return values. Averages reflect the market weight of securities in the portfolio. Market data, prices, and dividend estimates for characteristics calculations provided by FactSet Research Systems, Inc. All other portfolio data provided by SSGA. Characteristics are as of the date indicated, are subject to change, and should not be relied upon as current thereafter.

Past performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

SSgA may have or may seek investment management or other business relationships with companies discussed in this material or affiliates of those companies, such as their officers, directors and pension plans.

The views expressed in this material are the views of SSGA’s Global Equity Beta Solutions Team through the period ended June 30, 2015 and are subject to change based on market and other conditions. All information has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

11

FUND BASICS

Equity Index Fund

as of June 30, 2015

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/15	One Year	Five Years	Since Inception	Inception Date
Service	6.93%	16.84%	7.03%	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. Because Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Service	0.48%	0.69%

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/153

Holding	% of Net Assets	Line of Business
Apple, Inc.	3.9%	Technology Hardware & Equipment
Microsoft Corp.	1.9	Software & Services
Exxon Mobil Corp.	1.9	Energy
Johnson & Johnson	1.5	Pharmaceuticals, Biotechnology & Life Sciences
General Electric Co.	1.5	Capital Goods
Wells Fargo & Co.	1.4	Banks
JPMorgan Chase & Co.	1.4	Banks
Berkshire Hathaway, Inc. Class B	1.3	Diversified Financials
The Procter & Gamble Co.	1.2	Household & Personal Products
Pfizer, Inc.	1.1	Pharmaceuticals, Biotechnology & Life Sciences

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

12

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2015

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Investment Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Growth Opportunities Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2015 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated cumulative total returns of 1.94% and 1.82%, respectively. These returns compare to the 4.18% cumulative total return of the Fund’s benchmark, the Russell Midcap® Growth Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

Although the Fund recorded a positive absolute return during the Reporting Period, it underperformed the Russell Index as a result of stock selection.

Which equity market sectors helped and hurt Fund performance?

Our bottom-up approach focuses on security selection, and as a result, we do not make active sector-level investment decisions. That said, on a sector level, stock selection in the consumer staples, health care and industrials sectors detracted from the Fund’s relative returns. Investments in the information technology, financials and energy sectors added to the Fund’s results.

Which individual stocks detracted from the Fund’s performance during the Reporting Period?

Leading detractors from the Fund’s relative performance were Kate Spade, an apparel and accessories designer; Kansas City Southern, a transportation holding company; and Whole Foods Market, a specialty grocer.

Kate Spade reported first quarter 2015 earnings in May 2015 that were disappointing and resulted in a spike of speculation surrounding its competitive risks. The company reported revenues figures that topped expectations, however sales growth was light relative to forecasts. In our view, strong underlying fundamentals remain intact, and the catalysts for growth are unchanged. We expect wholesale expansion, merchandising initiatives and the company’s strategic partnership with Exclusive Brands to fuel revenue growth and support what we consider to be the company’s attractive valuation. The Fund maintained a position in the stock at the end of the Reporting Period.

During the Reporting Period, Kansas City Southern lowered its full year 2015 outlook, largely driven by slower year-to-date carload growth from the energy sector. Despite the weakness, at the end of the Reporting Period, we continued to believe the company is a high quality growth business with a favorable market structure, high barriers to entry, attractive valuation and strong underlying fundamentals. We remain positive on Kansas City Southern’s long-term growth trajectory and believe it is further reinforced by the significant track and locomotive investments the company has made over the past 15 years. Furthermore, Kansas City Southern has significant exposure to cross-border trade with Mexico, which has been growing volumes rapidly. The company also has the potential for significant margin improvement as it improves efficiency, in our view. At the end of the Reporting Period, the Fund continued to hold the stock.

Whole Foods Markets detracted from the Fund’s relative performance during the Reporting Period, as weaker grocery store sales industry wide and disappointing second fiscal quarter results and same-store sales below market expectations caused its shares to decline. Its management cited cannibalization, weather and competition as potential factors. (Sales cannibalization is defined as intra-organizational sales diversion.) We believe same-store sales should improve in the upcoming quarters due to increased marketing, good earnings visibility from cost reduction efforts and potential share buybacks. At the end of the Reporting Period, we maintained the Fund’s position in the stock, as we remained optimistic on the company and its dominant market position and believe the company was attractively valued relative to its peers.

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Which individual stocks added to the Fund’s relative performance during the Reporting Period?

The Fund benefited most relative to the Russell Index from its positions in Netflix, a television show and movie Internet subscription service; Mylan, a pharmaceuticals company; and First Republic Bank, a regional bank that offers lending and private banking services to higher end customers in select markets on the east and west coasts of the United States.

Netflix was the top contributor to the Fund’s performance during the Reporting Period. In April 2015, the company reported first quarter 2015 earnings that exceeded market expectations on both earnings per share and key subscription metrics. (Metrics are data that are used to assess the state of a company.) New user additions thrived, seemingly due to improving content availability and increasing success of Netflix original series offerings. In our view, sentiment around subscriber growth and pricing showed signs of improvement and reflected Netflix’s ability to execute and deliver unique, high quality content. At the end of the Reporting Period, we continued to have conviction in the strength of Netflix’s franchise and believed the company’s international expansion initiatives and secular tailwinds could be key drivers of future growth. At the end of the Reporting Period, the Fund continued to hold the stock.

Mylan, a U.S.-based pharmaceutical company that develops, manufactures and distributes generic and specialty pharmaceuticals globally, was another top contributor to the Fund’s relative performance during the Reporting Period, driven by news around potential industry consolidation. Early in the second quarter of 2015, Mylan announced a plan to acquire one of its competitors, Perrigo, and subsequently, a few weeks later, Teva Pharmaceuticals announced a plan to acquire Mylan at a significant premium to its current market value, causing Mylan’s shares to rise. We believe the high level of interest in Mylan’s assets demonstrates the company’s strong industry position and the high quality nature of its franchise. Despite the move up in its share price, we continued to like, at the end of the Reporting Period, Mylan’s growth and earnings profile and its position in a consolidating industry. As a result, we maintained the Fund’s position in the stock at the end of the Reporting Period.

The Fund also benefited from an investment in First Republic Bank during the Reporting Period, as the stock reacted positively to rumored industry merger and acquisition activity. In our view, First Republic demonstrates strong organic growth and the potential of being acquired. We continue to believe a combination of strong management, a high quality franchise and strategic industry positioning makes First Republic an attractive investment opportunity. The Fund maintained a position in the stock at the end of the Reporting Period.

Did the Fund make any significant purchases or sales during the Reporting Period?

Among the purchases initiated during the Reporting Period, we established a Fund position in Intuit, the maker of Turbo Tax and QuickBooks. In our view, Intuit is poised for growth, as it benefits from the secular trend toward digital subscriptions as well as a higher attachment rate from its adjacent services. (Attachment rate is a type of evaluation that projects the amount of complementary goods that are likely to be sold in connection with some type of primary product.) More importantly, in our view, the stock could continue to be well received by the markets as the company looks to enhance its platform experience and gain greater market share in the business software industry.

We also added a Fund position in Tractor Supply Company, a retail chain offering products for agriculture and home improvement. We took advantage of softness in the company’s stock price, which appeared to be the result of a weaker than expected outlook and inclement weather during the winter, to purchase what we consider a high quality, well organized franchise with strong fundamentals, market share and organic growth. In our opinion, investors will continue to have a positive view of Tractor Supply Company should it improve operating margins and launch new initiatives such as a loyalty program, as anticipated. We also expect the retailer to benefit from the favorable macroeconomic backdrop in the home-related goods industry.

Among notable sales during the Reporting Period was the Fund’s investment in non-fiction media company Discovery Communications. While we appreciate the company’s attractive growth profile and market share, our conviction was tested by disappointing quarterly results and challenging secular headwinds. As a result, we decided to sell the position and pursue higher conviction ideas.

We also sold the Fund’s position in International Flavors & Fragrances. We appreciated the company’s attractive growth profile, but disappointing forward guidance and challenging macroeconomic headwinds led us to sell the stock and add to higher conviction names that we believed offered more potential.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

During the Reporting Period, we reduced the size of the Fund’s underweight positions relative to the Russell Index in the industrials, financials and materials sectors. We increased the Fund’s overweight positions in the consumer discretionary, health

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

care and telecommunication services sectors. In addition, we adjusted the Fund’s exposure to the information technology sector as the Reporting Period progressed, but maintained an underweight position throughout. We also reduced the Fund’s overweight in consumer staples to a neutral position relative to the Russell Index. Additionally, we shifted the Fund from an underweight to an overweight position in the energy sector.

How did the Fund use derivatives and similar instruments during the Reporting Period?

The Fund did not use derivatives or similar instruments within its investment process during the Reporting Period.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

During the Reporting Period, Craig Glassner, a co-lead portfolio manager, left the firm. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund. Steve Barry and Ashley Woodruff remained co-lead portfolio managers for the Fund at the end of the Reporting Period.

How was the Fund positioned relative to the Russell Index at the end of the Reporting Period?

As mentioned, the Fund’s sector positioning relative to the Russell Index is the result of our stock selection, as we take a pure bottom-up, research-intensive approach to investing. From that perspective, then, at the end of the Reporting Period, the Fund’s portfolio was broadly diversified with overweight positions compared to the Russell Index in the telecommunication services, health care, consumer discretionary and energy sectors. The Fund had smaller weightings than the Russell Index in the information technology, industrials, materials and financials sectors at the end of the Reporting Period. It was relatively neutral compared to the Russell Index at the end of the Reporting Period in the utilities and consumer staples sectors.

16

FUND BASICS

Growth Opportunities Fund

as of June 30, 2015

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/15	One Year	Five Years	Since Inception	Inception Date
Institutional	8.19%	N/A	15.17%	4/30/13
Service	7.96	16.58%	9.43	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.90%	1.14%
Service	1.06	1.38

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/153

Holding	% of Net Assets	Line of Business
Equinix, Inc.	2.3%	Software & Services
W.W. Grainger, Inc.	2.3	Capital Goods
PVH Corp.	2.1	Consumer Durables & Apparel
Ulta Salon, Cosmetics & Fragrance, Inc.	2.0	Retailing
Intercontinental Exchange, Inc.	2.0	Diversified Financials
First Republic Bank	2.0	Banks
SBA Communications Corp. Class A	2.0	Telecommunication Services
Kansas City Southern	1.9	Transportation
Advance Auto Parts, Inc.	1.9	Retailing
Whole Foods Market, Inc.	1.9	Food & Staples Retailing

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

17

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2015

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current income, consistent with low volatility of principal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fixed Income Portfolio Management Team discusses the Goldman Sachs High Quality Floating Rate Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2015 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Advisor, Institutional and Service Shares generated cumulative total returns of -0.04%, 0.17% and 0.04%, respectively. These returns compare to the 0.01% cumulative total return of the Fund’s benchmark, the Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index (the “BofA Index”), during the Reporting Period.

We note that the Fund’s benchmark being the BofA Index is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

What key factors had the greatest impact on the Fund’s performance during the Reporting Period?

During the Reporting Period, our individual issue selection added significantly to the Fund’s relative performance.

Our top-down cross-sector strategy hurt relative returns. In our cross-sector strategy, we invest Fund assets based on a discipline of valuing each fixed income sector in the context of all investment opportunities within the Fund’s universe. In addition, the Fund’s tactical duration and U.S. yield curve positioning detracted from results. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities.

Which fixed income market sectors helped or hurt Fund performance during the Reporting Period?

Within our cross-sector strategy, the Fund’s overweight in mortgage-backed securities detracted from relative performance, as mortgage-backed securities spreads widened early in the first quarter of 2015 on a strong refinancing wave and reduced Federal Reserve purchases. (Spreads are yield differentials between bonds of comparable maturity.) Additionally, an overweight to corporate credit dampened returns during the Reporting Period, as credit spreads widened in spite of continued strong corporate fundamentals. This performance was offset slightly by the Fund’s overweight position in asset-backed securities (“ABS”), which contributed positively.

The Fund benefited significantly from our individual issue selection, especially within the corporate credit and mortgage-backed securities sectors. Issue selection among floating rate collateralized mortgage obligations (“CMOs”) and adjustable rate mortgage-backed securities was particularly advantageous. In addition, individual issue selection of U.S. government securities contributed positively.

Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

Tactical management of the Fund’s duration and yield curve positioning detracted overall from relative returns during the Reporting Period. The Fund’s underweight position relative to the BofA Index in the three-month, three-year and five-year segments of the U.S. Treasury yield curve hurt performance, as yields fell early in the Reporting Period.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

Near the end of the Reporting Period, we reduced the Fund’s short duration position relative to the BofA Index but maintained the short position because we believed interest rates could increase as the U.S. economy strengthened. In addition, we decreased the Fund’s exposure to residential mortgage-backed securities and increased its exposure to ABS.

How did the Fund use derivatives and similar instruments during the Reporting Period?

As market conditions warranted, the Fund used U.S. Treasury futures and Eurodollar futures to manage the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds. Eurodollar futures are contracts that are linked to time deposits denominated in U.S. dollars at banks outside the U.S.)

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

During the Reporting Period, Robert Leggett, a co-portfolio manager of the Fund and co-head of the Fund’s global liquidity management strategy, left the firm. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. Dave Fishman remains a portfolio manager of the Fund and head of the Fund’s global liquidity management strategy.

How was the Fund positioned relative to the BofA Index at the end of the Reporting Period?

At the end of the Reporting Period, the Fund had no exposure to U.S. government securities, which represent 100% of the BofA Index. The Fund had positions in agency backed securities (ABS), agency adjustable-rate mortgages, agency collateralized mortgage obligations (CMOs), mortgage pass-through securities, non-U.S. residential mortgage-backed securities, commercial mortgage-backed securities and covered bonds, none of which are represented in the BofA Index. Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors. Covered bonds are securities created from either mortgage loans or public sector loans.

20

FUND BASICS

High Quality Floating Rate Fund

as of June 30, 2015

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/15	One Year	Five Years	Since Inception		Inception Date
Institutional	0.15%	N/A	0.39%		4/30/13
Service	-0.05	1.95%	3.71		1/09/06
Advisor	N/A	N/A	-0.13	*	10/15/14

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. Because Institutional, Service and Advisor Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

*	Represents cumulative total returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.39%	0.69%
Service	0.65	0.95
Advisor	0.76	1.12

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

21

FUND BASICS

FUND COMPOSITION3

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[4]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Index Definitions

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. The Russell Midcap® Index includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® Index companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap® Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The Russell 1000® Index is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. The Russell 2000® Index includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments

June 30, 2015 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 34.8%
Automobiles & Components – 0.5%
Ford Motor Credit Co. LLC
$475,000	5.875%		08/02/21	$538,335

Banks – 9.9%
American Express Co.(b)
125,000	3.625		12/05/24	121,689
250,000	6.800	(a)	09/01/66	256,875
Bank of America Corp.
100,000	5.700		01/24/22	113,338
225,000	4.125		01/22/24	230,557
275,000	4.000		04/01/24	279,784
Barclays Bank PLC
275,000	2.500		02/20/19	276,155
BNP Paribas SA
275,000	2.375		05/21/20	271,695
CBA Capital Trust II(a)(b)(c)
375,000	6.024		03/29/49	382,500
Compass Bank(b)
375,000	2.750		09/29/19	372,340
Credit Suisse Group Funding Guernsey Ltd.(c)
325,000	3.750		03/26/25	311,532
Credit Suisse New York
325,000	2.300		05/28/19	324,052
Discover Financial Services(b)
225,000	3.750		03/04/25	213,837
HSBC Holdings PLC(a)(b)
275,000	6.375		03/29/49	276,375
ING Bank NV(a)(b)
325,000	4.125		11/21/23	333,835
Intesa Sanpaolo SpA
350,000	2.375		01/13/17	351,767
350,000	3.875		01/16/18	362,700
JPMorgan Chase & Co.
450,000	4.400		07/22/20	485,311
JPMorgan Chase & Co. Series Z(a)(b)
250,000	5.300		12/29/49	248,125
KBC Bank NV(a)(b)
200,000	8.000		01/25/23	218,500
LBG Capital No.1 PLC(a)(b)(c)
125,000	8.000		12/29/49	143,906
Lloyds Bank PLC
175,000	2.300		11/27/18	175,887
Macquarie Bank Ltd.(c)
25,000	2.600		06/24/19	25,139
200,000	6.625		04/07/21	229,084
Mizuho Bank Ltd.(c)
200,000	2.550		03/17/17	203,488
Morgan Stanley
800,000	3.700		10/23/24	795,967
Morgan Stanley Series F
100,000	3.875		04/29/24	100,822
PNC Preferred Funding Trust II(a)(b)(c)
400,000	1.508		03/29/49	360,000
Regions Bank
250,000	7.500		05/15/18	285,963

Corporate Obligations – (continued)
Banks – (continued)
Resona Bank Ltd.(a)(b)(c)
650,000	5.850		09/29/49	667,875
Royal Bank of Scotland Group PLC
250,000	2.550		09/18/15	250,699
Royal Bank of Scotland PLC(a)(b)
100,000	9.500		03/16/22	110,750
Santander Bank NA(b)
250,000	2.000		01/12/18	249,420
Santander Holdings USA, Inc.
75,000	3.000	(b)	09/24/15	75,207
165,000	4.625		04/19/16	169,114
Santander UK PLC(c)
250,000	5.000		11/07/23	255,821
Wells Fargo & Co. Series S(a)(b)
450,000	5.900		12/29/49	451,125

				9,981,234

Diversified Financials – 0.5%
GE Capital Trust I(a)(b)
150,000	6.375		11/15/67	160,875
General Motors Financial Co., Inc.
125,000	3.250		05/15/18	127,843
175,000	3.500		07/10/19	178,704

				467,422

Diversified Manufacturing – 0.3%
Xylem, Inc.
250,000	3.550		09/20/16	256,661

Electric – 1.0%
Florida Power & Light Co.(b)
193,000	4.125		02/01/42	188,507
Pacific Gas & Electric Co.(b)
100,000	3.500		06/15/25	100,541
Progress Energy, Inc.
350,000	7.000		10/30/31	435,443
Puget Sound Energy, Inc. Series A(a)(b)
100,000	6.974		06/01/67	91,750
Southern California Edison Co.(b)
175,000	4.050		03/15/42	167,756

				983,997

Energy – 1.9%
Anadarko Petroleum Corp.
25,000	8.700		03/15/19	30,128
160,000	3.450	(b)	07/15/24	157,019
125,000	6.450		09/15/36	144,000
Apache Corp.(b)
50,000	3.250		04/15/22	48,999
175,000	4.250		01/15/44	151,295
Canadian Natural Resources Ltd.(b)
125,000	3.450		11/15/21	125,492
ConocoPhillips Co.(b)
175,000	3.350		11/15/24	173,132
100,000	4.150		11/15/34	96,859

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Energy – (continued)
Continental Resources, Inc.(b)
$85,000	4.500%		04/15/23	$81,948
Devon Energy Corp.(b)
25,000	4.000		07/15/21	26,012
25,000	3.250		05/15/22	24,644
75,000	5.600		07/15/41	78,427
80,000	4.750		05/15/42	76,350
Dolphin Energy Ltd.(c)
63,036	5.888		06/15/19	68,403
Kinder Morgan, Inc.(b)
175,000	3.050		12/01/19	174,078
Marathon Oil Corp.(b)
175,000	2.700		06/01/20	174,214
Valero Energy Corp.
150,000	3.650		03/15/25	145,755
Weatherford International Ltd.
100,000	9.625		03/01/19	116,740

				1,893,495

Food & Beverage(c) – 0.9%
HJ Heinz Co.(b)
100,000	2.800		07/02/20	99,869
175,000	3.950		07/15/25	176,104
Pernod-Ricard SA
375,000	4.450		01/15/22	394,245
Suntory Holdings Ltd.
275,000	2.550		09/29/19	276,185

				946,403

Food & Staples Retailing – 0.7%
CVS Health Corp.(b)
125,000	4.125		05/15/21	132,703
Sysco Corp.(b)
175,000	2.350		10/02/19	176,190
250,000	4.500		10/02/44	251,104
Walgreen Co.
175,000	1.800		09/15/17	175,608

				735,605

Health Care Equipment & Services – 0.4%
Becton Dickinson and Co.
200,000	2.675		12/15/19	199,804
Medtronic, Inc.(c)
75,000	2.500		03/15/20	75,070
150,000	3.150		03/15/22	150,346

				425,220

Healthcare – 0.1%
DENTSPLY International, Inc.
125,000	2.750		08/15/16	127,028

Insurance – 0.2%
Teachers Insurance & Annuity Association of America(c)
180,000	4.900		09/15/44	183,557

Corporate Obligations – (continued)
Life Insurance – 1.0%
AIA Group Ltd.(b)(c)
275,000	3.200		03/11/25	264,943
American International Group, Inc.(b)
75,000	4.500		07/16/44	71,019
Genworth Holdings, Inc.
75,000	8.625		12/15/16	80,592
Prudential Financial, Inc.(a)(b)
125,000	5.375		05/15/45	123,125
Reliance Standard Life Global Funding II(c)
225,000	2.500		01/15/20	223,742
The Northwestern Mutual Life Insurance Co.(c)
200,000	6.063		03/30/40	239,157

				1,002,578

Materials – 0.3%
Ecolab, Inc.
100,000	5.500		12/08/41	108,490
Monsanto Co.(b)
200,000	4.400		07/15/44	176,915

				285,405

Media – 1.3%
21st Century Fox America, Inc.
275,000	3.000		09/15/22	270,361
75,000	3.700	(b)	09/15/24	75,203
DIRECTV Holdings LLC
500,000	3.800		03/15/22	502,801
75,000	4.450	(b)	04/01/24	76,844
225,000	3.950	(b)	01/15/25	220,366
Time Warner Cable, Inc.
75,000	5.000		02/01/20	80,617
50,000	7.300		07/01/38	56,017
25,000	5.875	(b)	11/15/40	24,301

				1,306,510

Metals and Mining(c) – 0.8%
Glencore Finance Canada Ltd.
500,000	2.700		10/25/17	505,185
Glencore Funding LLC
125,000	1.700		05/27/16	125,140
175,000	2.500		01/15/19	173,036

				803,361

Noncaptive-Financial – 0.7%
General Electric Capital Corp.
125,000	6.150		08/07/37	154,648
International Lease Finance Corp.
375,000	5.750		05/15/16	383,907
150,000	7.125	(c)	09/01/18	166,500

				705,055

Pharmaceuticals, Biotechnology & Life Sciences – 2.0%
AbbVie, Inc.(b)
275,000	2.500		05/14/20	272,027

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
Actavis Funding SCS
$225,000	2.350%		03/12/18	$226,319
150,000	3.450	(b)	03/15/22	148,390
150,000	4.850	(b)	06/15/44	143,869
Bayer US Finance LLC(c)
400,000	3.000		10/08/21	402,910
EMD Finance LLC(b)(c)
375,000	2.950		03/19/22	367,045
Forest Laboratories, Inc.(c)
325,000	4.375		02/01/19	343,963
100,000	5.000	(b)	12/15/21	108,513

				2,013,036

Pipelines – 1.7%
Columbia Pipeline Group, Inc.(b)(c)
100,000	3.300		06/01/20	100,225
Enbridge, Inc.(b)
50,000	3.500		06/10/24	46,232
Energy Transfer Partners LP(b)
40,000	5.200		02/01/22	41,676
25,000	3.600		02/01/23	23,438
EnLink Midstream Partners LP(b)
175,000	4.150		06/01/25	170,347
Enterprise Products Operating LLC(b)
25,000	3.350		03/15/23	24,312
30,000	3.750		02/15/25	29,395
Enterprise Products Operating LLC Series A(a)(b)
450,000	8.375		08/01/66	470,250
Sunoco Logistics Partners Operations LP(b)
50,000	4.250		04/01/24	48,628
Tennessee Gas Pipeline Co. LLC
50,000	8.375		06/15/32	60,100
TransCanada Pipelines Ltd.(a)(b)
325,000	6.350		05/15/67	305,500
Western Gas Partners LP(b)
100,000	3.950		06/01/25	96,080
Williams Companies, Inc.(b)
50,000	4.550		06/24/24	48,448
Williams Partners LP(b)
250,000	3.900		01/15/25	235,053

				1,699,684

Property/Casualty Insurance – 0.1%
Chubb Corp.(a)(b)
75,000	6.375		03/29/67	78,375

Real Estate Development – 0.3%
MDC Holdings, Inc.(b)
150,000	5.500		01/15/24	147,465
125,000	6.000		01/15/43	106,823

				254,288

Real Estate Investment Trusts – 3.4%
American Campus Communities Operating Partnership LP(b)
275,000	4.125		07/01/24	273,790

Corporate Obligations – (continued)
Real Estate Investment Trusts – (continued)
Brixmor Operating Partnership LP(b)
175,000	3.850		02/01/25	169,074
Camden Property Trust
325,000	5.700		05/15/17	348,648
DDR Corp.
375,000	7.500		04/01/17	411,039
225,000	7.875		09/01/20	274,132
HCP, Inc.
275,000	6.000		01/30/17	293,634
125,000	2.625	(b)	02/01/20	123,119
Health Care REIT, Inc.
375,000	2.250		03/15/18	377,013
Healthcare Realty Trust, Inc.
350,000	5.750		01/15/21	386,953
Healthcare Trust of America Holdings LP(b)
100,000	3.375		07/15/21	99,710
Kilroy Realty LP
275,000	5.000		11/03/15	278,171
Select Income REIT(b)
50,000	2.850		02/01/18	50,489
75,000	3.600		02/01/20	76,159
Senior Housing Properties Trust(b)
125,000	3.250		05/01/19	125,091
Ventas Realty LP(b)
125,000	3.500		02/01/25	119,253

				3,406,275

Software & Services – 0.2%
Fiserv, Inc.(b)
150,000	2.700		06/01/20	149,460

Technology – 1.3%
Amphenol Corp.(b)
125,000	3.125		09/15/21	124,623
Hewlett-Packard Co.
250,000	3.000		09/15/16	255,493
150,000	2.600		09/15/17	152,455
150,000	2.750		01/14/19	151,371
Oracle Corp.(b)
175,000	2.500		05/15/22	169,692
QUALCOMM, Inc.
450,000	3.000		05/20/22	446,912

				1,300,546

Tobacco – 1.4%
BAT International Finance PLC(c)
400,000	3.950		06/15/25	403,552
Imperial Tobacco Finance PLC(c)
400,000	2.050		02/11/18	398,163
Reynolds American, Inc.(b)
625,000	4.450		06/12/25	635,875

				1,437,590

Transportation(c) – 0.7%
ERAC USA Finance LLC
350,000	2.350		10/15/19	347,711

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – (continued)
	Transportation(c) – (continued)
	Penske Truck Leasing Co. LP / PTL Finance Corp.
	$200,000	3.375	% (b)	02/01/22	$193,869
	125,000	4.875		07/11/22	132,089

					673,669

	Wireless Telecommunications – 2.9%
	American Tower Corp.
	125,000	4.700		03/15/22	128,729
	AT&T, Inc.(b)
	150,000	3.000		06/30/22	144,724
	Verizon Communications, Inc.
	607,000	2.625		02/21/20	604,798
	850,000	4.500		09/15/20	916,591
	1,050,000	5.150		09/15/23	1,150,292

					2,945,134

	Wirelines Telecommunications – 0.3%
	Telefonica Emisiones SAU
	175,000	3.192		04/27/18	179,506
	100,000	5.462		02/16/21	110,428

					289,934

	TOTAL CORPORATE OBLIGATIONS
	(Cost $34,730,205)				$34,889,857

	Mortgage-Backed Obligations – 34.8%
	Adjustable Rate Non-Agency(a)(b) – 0.7%
	Countrywide Alternative Loan Trust Series 2005-38, Class A1
	$182,925	1.658%		09/25/35	$165,340
	Lehman XS Trust Series 2005-7N, Class 1A1A
	266,935	0.457		12/25/35	229,562
	Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
	331,974	1.008		12/25/46	255,276

					650,178

	Collateralized Mortgage Obligations – 8.2%
	Agency Multi-Family – 5.4%
	FHLMC Multifamily Structured Pass-Through Certificates Series K031, Class A2(a)
	300,000	3.300		04/25/23	312,724
	FHLMC Multifamily Structured Pass-Through Certificates Series K714, Class A2(a)
	300,000	3.034		10/25/20	313,589
	FNMA
	365,756	2.800		03/01/18	378,708
	1,035,078	3.740		05/01/18	1,098,614
	320,000	3.840		05/01/18	340,749
	800,000	4.506		06/01/19	856,072
	184,715	3.416		10/01/20	195,486
	176,577	3.615		12/01/20	188,897
	918,271	3.763		12/01/20	988,761
	369,533	4.380		06/01/21	408,891

	Mortgage-Backed Obligations – (continued)
	Agency Multi-Family – (continued)
	FNMA ACES Series 2012-M8, Class A2
	100,000	2.349		05/25/22	99,025
	FNMA ACES Series 2012-M8, Class ASQ2
	82,415	1.520		12/25/19	82,917
	GNMA
	130,026	3.950		07/15/25	137,552

					5,401,985

	Covered Bond – 1.0%
	Northern Rock Asset Management PLC(c)
	900,000	5.625		06/22/17	982,203

	Regular Floater(a) – 1.4%
	Aire Valley Mortgages PLC Series 2004-1X, Class 3A2
EUR	353,197	0.406		09/20/66	382,597
	Aire Valley Mortgages PLC Series 2006-1A, Class 1A(c)
	$74,057	0.501		09/20/66	71,065
	Aire Valley Mortgages PLC Series 2006-1X, Class 2A1
EUR	199,368	0.286		09/20/66	214,928
	Connecticut Avenue Securities Series 2014-C03, Class 1M1
	$46,691	1.387		07/25/24	46,546
	Connecticut Avenue Securities Series 2015-C01, Class 2M1
	17,820	1.687		02/25/25	17,824
	Eurosail PRIME-UK 2007-A PLC Series 2007-PR1X, Class A1(b)
GBP	78,574	0.971		09/13/45	116,999
	Granite Master Issuer PLC Series 2003-3, Class 3A
	18,894	0.949		01/20/44	29,615
	Leek Finance Number Eighteen PLC Series 18X, Class A2B(b)
	$181,008	0.541		09/21/38	187,397
	Leek Finance Number Eighteen PLC Series 18X, Class A2C(b)
EUR	45,252	0.246		09/21/38	52,610
	Leek Finance Number Seventeen PLC Series 17X, Class A2C(b)
	29,482	0.266		12/21/37	34,708
	Quadrivio Finance SRL Series 2011-1, Class A1(b)
	130,414	0.498		07/25/60	144,243
	Thrones 2013-1 PLC Series 2013-1, Class A(b)
GBP	72,924	2.070		07/20/44	115,234

					1,413,766

	Sequential Fixed Rate – 0.4%
	FNMA REMIC Series 2012-111, Class B
	$37,752	7.000		10/25/42	43,377
	FNMA REMIC Series 2012-153, Class B
	90,141	7.000		07/25/42	105,601
	National Credit Union Administration Guaranteed Notes Series A4
	300,000	3.000		06/12/19	315,582

					464,560

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				$8,262,514

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Commercial Mortgage-Backed Securities – 2.7%
Sequential Fixed Rate – 2.7%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A
$315,967	5.774%	02/10/51	$338,086
FREMF Mortgage Trust Series 2014-K40, Class C(c)
100,000	4.208	11/25/47	97,802
FREMF Mortgage Trust Series 2014-K41, Class B(c)
100,000	3.960	11/25/47	98,154
GS Mortgage Securities Trust Series 2007-GG10, Class A1A(d)
603,121	5.795	08/10/45	647,441
GS Mortgage Securities Trust Series 2007-GG10, Class A4(d)
269,357	5.989	08/10/45	287,447
JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-CB15, Class A1A
457,976	5.811	06/12/43	472,532
JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-CB19, Class A1A(d)
262,726	5.885	02/12/49	279,588
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, Class A1A
493,474	5.608	05/15/46	521,520

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$2,742,570

Federal Agencies – 23.2%
Adjustable Rate FHLMC(a) – 1.0%
$923,925	2.375%	09/01/35	$989,490

Adjustable Rate FNMA(a) – 1.3%
308,350	2.097	05/01/33	324,352
522,751	2.458	05/01/35	558,452
410,562	2.644	09/01/35	440,395

			1,323,199

FHLMC – 3.0%
79,267	5.500	02/01/18	82,981
8,671	5.500	04/01/18	9,060
3,537	4.500	09/01/18	3,678
13,527	5.500	09/01/18	14,261
464	9.500	08/01/19	469
30	9.500	08/01/20	33
56,624	6.500	10/01/20	65,044
11,788	4.500	07/01/24	12,669
63,593	4.500	11/01/24	68,460
12,990	4.500	12/01/24	13,980
15,151	6.000	03/01/29	17,169
166	6.000	04/01/29	188
16,063	7.500	12/01/29	19,022
151,470	7.000	05/01/32	177,432
234	6.000	08/01/32	269
89,386	7.000	12/01/32	104,789
5,874	5.000	10/01/33	6,484
8,454	5.000	07/01/35	9,328
10,947	5.000	12/01/35	12,203
91,599	5.500	01/01/37	102,370

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
2,940	5.000	03/01/38	3,230
169,210	7.000	02/01/39	198,413
5,843	5.000	06/01/41	6,462
1,995,677	3.500	04/01/43	2,059,757

			2,987,751

FNMA – 8.9%
2,377	6.000	04/01/16	2,396
4,799	6.500	05/01/16	4,867
9,835	6.500	09/01/16	10,055
13,210	6.500	11/01/16	13,504
1,294	7.500	04/01/17	1,322
88,714	5.500	02/01/18	92,883
98,963	5.000	05/01/18	103,249
9,089	6.500	08/01/18	10,441
54,412	7.000	08/01/18	57,424
1,341	5.000	06/01/23	1,428
45,534	5.000	08/01/23	50,278
133,174	5.500	09/01/23	145,838
36,102	5.500	10/01/23	39,705
2,810	6.000	12/01/23	3,186
10,300	4.500	07/01/24	11,085
153,506	4.500	11/01/24	165,443
63,810	4.500	12/01/24	68,812
70	7.000	07/01/25	81
227	7.000	11/01/25	238
15,976	9.000	11/01/25	18,630
51,145	7.000	08/01/26	58,941
705	7.000	08/01/27	819
5,532	7.000	09/01/27	6,083
181	7.000	01/01/28	214
3,404	6.000	01/01/29	3,862
99,073	6.000	02/01/29	113,545
89,830	6.000	06/01/29	102,999
29,366	8.000	10/01/29	33,589
7,988	7.000	12/01/29	9,154
42,842	5.000	01/01/30	47,300
1,376	8.500	04/01/30	1,702
2,563	8.000	05/01/30	2,966
300	8.500	06/01/30	338
9,110	7.000	05/01/32	10,850
71,158	7.000	06/01/32	83,642
86,759	7.000	08/01/32	102,059
22,158	8.000	08/01/32	26,806
4,252	5.000	08/01/33	4,703
1,122	5.500	09/01/33	1,267
1,462	5.500	02/01/34	1,653
254	5.500	04/01/34	289
9,475	5.500	12/01/34	10,730
40,001	5.000	04/01/35	44,807
73,768	6.000	04/01/35	84,781
2,997	6.000	05/01/35	3,408
1,832	5.500	09/01/35	2,074
153,410	6.000	10/01/35	174,471

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$377,499	6.000%	09/01/36		$429,322
114	5.500	02/01/37		129
206	5.500	04/01/37		232
159	5.500	05/01/37		180
256,379	5.500	08/01/37		288,544
323	5.500	03/01/38		364
227	5.500	06/01/38		257
271	5.500	07/01/38		305
327	5.500	08/01/38		369
257	5.500	09/01/38		290
3,256	5.500	10/01/38		3,677
94	5.500	12/01/38		107
167,910	5.000	01/01/39		188,112
111,887	7.000	03/01/39		128,474
460,081	6.000	05/01/39		522,246
25,318	4.500	08/01/39		27,659
198,506	3.000	08/01/42		199,545
173,888	3.000	09/01/42		174,859
59,819	3.000	11/01/42		60,135
946,683	3.000	12/01/42		951,224
757,220	3.000	01/01/43		760,588
294,757	3.000	02/01/43		296,066
334,899	3.000	03/01/43		336,455
401,590	3.000	04/01/43		403,456
282,919	3.000	05/01/43		284,234
1,000,000	4.000	TBA-30yr	(e)	1,059,375
1,000,000	4.500	TBA-30yr	(e)	1,081,172

				8,931,293

GNMA – 9.0%
3,284	7.000	10/15/25		3,427
10,467	7.000	11/15/25		11,584
1,469	7.000	02/15/26		1,526
7,187	7.000	04/15/26		8,170
3,591	7.000	03/15/27		4,204
64,266	7.000	11/15/27		74,427
1,933	7.000	01/15/28		2,252
26,033	7.000	02/15/28		29,217
3,602	7.000	03/15/28		4,128
1,129	7.000	04/15/28		1,328
376	7.000	05/15/28		437
5,595	7.000	06/15/28		6,541
11,797	7.000	07/15/28		13,770
14,900	7.000	09/15/28		17,540
2,512	7.000	11/15/28		2,954
3,697	7.500	11/15/30		3,734
229,265	6.000	08/20/34		263,467
268,427	5.000	06/15/40		299,349
2,000,000	3.000	TBA-30yr	(e)	2,019,219
6,000,000	3.500	TBA-30yr	(e)	6,227,344

				8,994,618

TOTAL FEDERAL AGENCIES				$23,226,351

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $34,241,284)				$34,881,613

Agency Debentures – 4.3%
FHLB
400,000	1.875	03/13/20		403,598
600,000	3.000	09/10/21		628,042
600,000	2.125	06/09/23		579,929
300,000	3.250	06/09/23		315,014
100,000	3.375	12/08/23		105,993
FHLMC
600,000	2.375	01/13/22		607,698
FNMA
400,000	6.250	05/15/29		547,036
Tennessee Valley Authority
500,000	3.875	02/15/21		548,533
500,000	5.375	04/01/56		602,635

TOTAL AGENCY DEBENTURES
(Cost $4,186,525)				$4,338,478

Asset-Backed Securities – 8.0%
Collateralized Loan Obligations(a) – 5.5%
Aberdeen Loan Funding Ltd. Series 2008-1A, Class A(c)
$607,587	0.928%	11/01/18		$602,508
Acis CLO Ltd. Series 2013-1A, Class ACOM(c)
1,500,000	1.502	04/18/24		1,448,550
Acis CLO Ltd. Series 2013-2A, Class ACOM(c)
950,000	1.193	10/14/22		935,180
Acis CLO Ltd. Series 2013-2A, Class A(c)
150,000	0.777	10/14/22		148,052
Black Diamond CLO Ltd. Series 2006-1A, Class AD(c)
223,533	0.529	04/29/19		219,336
Ocean Trails CLO I Series 2006-1X, Class A1
1,037,401	0.526	10/12/20		1,023,214
OFSI Fund V Ltd. Series 2013-5A(c)
950,000	0.000	04/17/25		931,000
Red River CLO Ltd. Series 1A, Class A(c)
247,506	0.548	07/27/18		245,287

				5,553,127

Home Equity(a) – 2.2%
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1(b)
64,657	7.000	09/25/37		64,107
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1(b)
111,532	6.722	09/25/37		112,897
Sound Point CLO VI Ltd. Series 2014-2A, Class ACOM(c)
900,000	1.726	10/20/26		890,010
Sound Point CLO VIII Ltd. Series 2015-1A, Class A(c)
900,000	1.792	04/15/27		897,436
Sound Point CLO VIII Ltd. Series 2015-1A, Class B(c)
250,000	2.312	04/15/27		246,234

				2,210,684

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
	Asset-Backed Securities – (continued)
	Student Loans – 0.3%
	Access Group, Inc. Series 2005-2, Class A3(a)(b)
	$319,319	0.464%		11/22/24	$317,605

	TOTAL ASSET-BACKED SECURITIES
	(Cost $8,028,937)				$8,081,416

	Foreign Debt Obligations – 4.1%
	Sovereign – 2.8%
	Brazilian Government International Bond
	$340,000	4.250%		01/07/25	$327,250
	Colombia Government International Bond(b)
	640,000	4.000		02/26/24	636,800
	Italy Buoni Poliennali Del Tesoro
EUR	200,000	3.750		05/01/21	250,434
	200,000	5.500		11/01/22	276,019
	110,000	5.000	(c)	03/01/25	150,320
	Mexico Government International Bond
	$470,000	3.600		01/30/25	463,420
	160,000	4.750		03/08/44	152,400
	200,000	4.600		01/23/46	185,500
	10,000	5.750		10/12/10	9,850
	Peruvian Government International Bond
	110,000	6.550		03/14/37	136,675
	Spain Government Bond(c)
EUR	200,000	5.500		04/30/21	272,425

					2,861,093

	Supranational – 1.3%
	Inter-American Development Bank
	$200,000	1.000		02/27/18	197,896
	International Finance Corp.
	1,100,000	0.875		06/15/18	1,092,477

					1,290,373

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $4,268,493)				$4,151,466

	Municipal Debt Obligations – 1.4%
	California – 0.3%
	California State Various Purpose GO Bonds Series 2010
	$140,000	7.950%		03/01/36	$169,437
	105,000	7.625		03/01/40	153,786

					323,223

	Illinois – 0.3%
	Illinois State GO Bonds for Build America Bonds Series 2010-5
	250,000	7.350		07/01/35	276,732

	New York – 0.5%
	Rensselaer Polytechnic Institute Taxable Bonds Series 2010
	475,000	5.600		09/01/20	540,152

	Municipal Debt Obligations – (continued)
	Ohio – 0.3%
	American Municipal Power, Inc. RB Build America Bond Series 2010 E RMKT
	250,000	6.270		02/15/50	297,157

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $1,224,943)				$1,437,264

	Government Guarantee Obligations – 1.9%
	Hashemite Kingdom of Jordan Government AID Bond(f)
	$700,000	2.503%		10/30/20	$718,054
	Israel Government AID Bond(f)
	400,000	5.500		09/18/23	484,126
	200,000	5.500		12/04/23	242,551
	100,000	5.500		04/26/24	121,461
	Kommunalbanken AS(c)(g)
	300,000	1.000		09/26/17	299,997

	TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
	(Cost $1,868,739)				$1,866,189

	Commercial Paper – 0.7%
	Barclays Bank PLC(a)(b)(c)
	$750,000	0.875%		04/13/16	$749,883
	(Cost $750,000)

	U.S. Treasury Obligations – 15.0%
	United States Treasury Bonds
	$4,100,000	3.625	%(h)	08/15/43	$4,509,139
	1,450,000	3.750		11/15/43	1,630,612
	700,000	3.625		02/15/44	769,447
	1,300,000	3.375		05/15/44	1,365,026
	1,000,000	3.000		11/15/44	977,710
	700,000	3.000		05/15/45	685,839
	United States Treasury Inflation-Protected Securities
	313,605	0.125		01/15/22	311,203
	719,947	0.625		01/15/24	733,223
	275,500	2.500		01/15/29	340,113
	395,924	1.375		02/15/44	422,894
	United States Treasury Notes
	300,000	1.500		05/31/20	298,359
	500,000	1.625		06/30/20	499,920
	1,000,000	1.875		05/31/22	988,830
	100,000	2.125		06/30/22	100,414
	United States Treasury Principal-Only STRIPS(i)
	1,900,000	0.000		11/15/27	1,380,427

	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $14,321,088)				$15,013,156

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Shares	Distribution Rate	Value
Investment Company(a)(j) – 0.3%
Goldman Sachs Financial Square Government Fund — FST Shares
314,976	0.006%	$314,976
(Cost $314,976)

TOTAL INVESTMENTS – 105.3%
(Cost $103,935,190)		$105,724,298

LIABILITIES IN EXCESS OF OTHER ASSETS – (5.3)%		(5,365,621)

NET ASSETS – 100.0%		$100,358,677

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2015.
(b)	Securities with “Call” features. Maturity dates disclosed are the final maturity dates.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $17,784,309, which represents approximately 17.7% of net assets as of June 30, 2015.
(d)	Interest is based on the weighted net interest rate of the collateral.
(e)	TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $10,387,110 which represents approximately 10.3% of net assets as of June 30, 2015.
(f)	Guaranteed by the United States Government. Total market value of these securities amounts to $1,566,192, which represents 1.6% of net assets as of June 30, 2015.
(g)	Guaranteed by a foreign government under maturity. Total market value of these securities amounts to $299,997, which represents 0.3% of net assets as of June 30, 2015.
(h)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(i)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(j)	Represents an affiliated issuer.

Investment Abbreviations:
BA	—Banker Acceptance Rate
BBR	—Bank Bill Reference Rate
EURIBOR	—Euro Interbank Offered Rate
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
NIBOR	—Norwegian Interbank Offered Rate
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
RMKT	—Remarketed
STIBOR	—Stockholm Interbank Offered Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
UK	—United Kingdom

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
USD	—United States Dollar

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2015, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Barclays Bank PLC	CHF/CAD	09/16/15	$56,311	$382
	EUR/USD	09/16/15	160,714	697
	GBP/EUR	09/16/15	163,985	5,504
	SEK/EUR	09/16/15	131,384	1,735
	USD/AUD	09/16/15	159,806	1,215
	USD/NZD	09/16/15	31,790	1,201
BNP Paribas SA	JPY/USD	09/16/15	322,139	3,595
	SEK/NZD	09/16/15	39,403	1,880
	USD/EUR	09/16/15	1,066,898	7,980
Citibank, N.A.	EUR/GBP	09/16/15	158,481	27
	JPY/USD	09/16/15	317,302	1,302
	USD/CAD	09/16/15	162,009	2,665
	USD/NZD	09/16/15	154,701	3,667
Deutsche Bank AG	GBP/USD	07/15/15	50,923	1,331
JPMorgan Chase Bank, N.A.	GBP/USD	07/15/15	267,088	5,325
	USD/EUR	09/16/15	158,481	1,331
Standard Chartered Bank	AUD/USD	09/16/15	79,903	75
	JPY/USD	09/16/15	161,489	2,489
State Street Bank	USD/CAD	09/16/15	167,017	1,028
	USD/EUR	09/16/15	316,963	3,253
	USD/NZD	09/16/15	155,506	2,863
Westpac Banking Corp.	AUD/USD	09/16/15	79,903	525
	CAD/CHF	09/16/15	56,746	435
	USD/AUD	09/16/15	491,182	3,269
	USD/EUR	08/07/15	1,602,842	14,654
	USD/EUR	09/16/15	80,624	633
	USD/SEK	08/19/15	59,651	507
TOTAL				$69,568

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Bank of America, N.A.	USD/JPY	09/16/15	$322,806	$(3,806)
Barclays Bank PLC	CAD/USD	09/16/15	158,235	(765)
	EUR/USD	09/16/15	158,481	(1,112)
	NZD/USD	09/16/15	77,417	(2,019)
BNP Paribas SA	EUR/GBP	09/16/15	158,481	(2,129)
	EUR/USD	09/16/15	757,951	(7,195)
	USD/JPY	09/16/15	80,312	(312)

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Citibank, N.A.	AUD/USD	09/16/15	$156,733	$(2,228)
	GBP/USD	09/16/15	78,519	(909)
	USD/EUR	09/16/15	398,436	(3,151)
	USD/GBP	07/15/15	533,648	(11,153)
	USD/GBP	09/16/15	114,052	(2,860)
	USD/JPY	07/27/15	92,296	(1,441)
JPMorgan Chase Bank, N.A.	EUR/USD	09/16/15	158,481	(971)
	NOK/EUR	09/16/15	152,470	(263)
	USD/JPY	09/16/15	241,061	(3,061)
Morgan Stanley Co., Inc.	USD/JPY	09/16/15	320,042	(1,042)
State Street Bank	EUR/NOK	09/16/15	152,734	(1,554)
	EUR/USD	09/16/15	158,481	(993)
	GBP/EUR	09/16/15	158,472	(318)
	USD/CAD	09/16/15	160,689	(689)
	USD/JPY	09/16/15	187,704	(1,740)
Westpac Banking Corp.	NZD/USD	09/16/15	148,075	(4,785)
	USD/EUR	09/16/15	45,047	(88)
TOTAL				$(54,584)

FORWARD SALES CONTRACTS — At June 30, 2015, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(e)	Settlement Date	Principal Amount	Value
FHLMC	3.500%	TBA-30yr	07/14/15	$(1,000,000)	$(1,028,438)
FNMA	3.000	TBA-30yr	07/14/15	(1,000,000)	(995,937)
TOTAL (Proceeds Received: $2,024,492)					$(2,024,375)

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At June 30, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
90 Day Eurodollar	1	December 2015	$248,663	$1,418
Euro-Bobl	55	September 2015	7,945,424	25,259
Euro-BTP	1	September 2015	145,165	(2,692)
Euro-Bund	4	September 2015	677,829	6,067
Euro-OAT	(5)	September 2015	(816,460)	1,227
U.S. Long Bond	6	September 2015	905,063	14,075
U.S. Ultra Long Treasury Bonds	(41)	September 2015	(6,316,563)	188,744
2 Year U.S. Treasury Notes	37	September 2015	8,100,688	11,118
5 Year U.S. Treasury Notes	70	September 2015	8,348,047	784
10 Year Australian Government Bonds	3	September 2015	289,936	956
10 Year Canadian Government Bonds	6	September 2015	672,538	3,818
10 Year U.S. Treasury Notes	(23)	September 2015	(2,901,953)	8,629
TOTAL				$259,403

SWAP CONTRACTS — At June 30, 2015, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000’s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
CAD	4,235		04/21/17	1.000%	3 Month BA	$(2,061)	$8,819
NOK	22,610		05/11/17	1.000	6 Month NIBOR	(3,841)	(13,726)
	3,750	(a)	07/01/17	1.000	6 Month NIBOR	(3,075)	468
EUR	400	(a)	09/16/20	0.500	6 Month EURIBOR	(1,427)	294
SEK	11,610	(a)	09/16/20	3 Month STIBOR	0.750%	6,857	(868)
	$2,200	(a)	09/16/20	3 Month LIBOR	2.250	(29,237)	(10,168)
EUR	190	(a)	09/16/22	6 Month EURIBOR	0.750	(235)	1,617
	300	(a)	05/15/24	6 Month EURIBOR	0.800	1,831	5,273
	600	(a)	05/15/24	1.000	6 Month EURIBOR	(3,639)	793
AUD	80	(a)	09/16/25	6 Month BBR	3.500	(384)	(189)
CAD	180	(a)	09/16/25	3 Month BA	2.750	(5,423)	(1,682)
EUR	880	(a)	09/16/25	2.000	6 Month EURIBOR	2,806	2,676
	10	(a)	09/16/25	1.250	6 Month EURIBOR	(39)	98
GBP	30	(a)	09/16/25	2.250	6 Month LIBOR	(5)	333
	670	(a)	09/16/25	6 Month LIBOR	2.750	(1,411)	(3,863)
	$1,880	(a)	09/16/25	3 Month LIBOR	2.750	(47,556)	7,007
GBP	300	(a)	09/16/45	6 Month LIBOR	2.750	(25,594)	(16,778)
JPY	36,080	(a)	09/16/45	1.500	6 Month LIBOR	(4,462)	4,644
	TOTAL					$(116,895)	$(15,252)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to June 30, 2015.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments

June 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – 99.2%
Automobiles & Components – 1.1%
2,268	BorgWarner, Inc.	$128,913
2,823	Delphi Automotive PLC	240,209
38,714	Ford Motor Co.	581,097
13,143	General Motors Co.	438,056
2,089	Harley-Davidson, Inc.	117,715
6,445	Johnson Controls, Inc.	319,221
2,723	The Goodyear Tire & Rubber Co.	82,099

		1,907,310

Banks – 6.2%
102,711	Bank of America Corp.	1,748,141
7,100	BB&T Corp.	286,201
29,671	Citigroup, Inc.	1,639,026
1,762	Comerica, Inc.	90,426
8,028	Fifth Third Bancorp	167,143
4,493	Hudson City Bancorp, Inc.	44,391
7,808	Huntington Bancshares, Inc.	88,309
36,311	JPMorgan Chase & Co.	2,460,433
8,309	KeyCorp	124,801
1,329	M&T Bank Corp.	166,032
2,938	People’s United Financial, Inc.	47,625
13,107	Regions Financial Corp.	135,789
5,163	SunTrust Banks, Inc.	222,112
5,067	The PNC Financial Services Group, Inc.	484,659
17,305	U.S. Bancorp	751,037
45,850	Wells Fargo & Co.	2,578,604
2,089	Zions Bancorporation	66,294

		11,101,023

Capital Goods – 7.4%
6,196	3M Co.	956,043
908	Allegion PLC	54,607
2,330	AMETEK, Inc.	127,637
5,939	Caterpillar, Inc.	503,746
1,669	Cummins, Inc.	218,956
6,039	Danaher Corp.	516,878
3,255	Deere & Co.	315,898
1,608	Dover Corp.	112,849
4,555	Eaton Corp. PLC	307,417
6,592	Emerson Electric Co.	365,395
2,645	Fastenal Co.	111,566
1,290	Flowserve Corp.	67,931
1,463	Fluor Corp.	77,554
3,080	General Dynamics Corp.	436,405
98,595	General Electric Co.	2,619,678
7,631	Honeywell International, Inc.	778,133
3,337	Illinois Tool Works, Inc.	306,303
2,610	Ingersoll-Rand PLC	175,966
1,267	Jacobs Engineering Group, Inc.*	51,466
996	Joy Global, Inc.	36,055
812	L-3 Communications Holdings, Inc.	92,065
2,606	Lockheed Martin Corp.	484,455
3,534	Masco Corp.	94,252
1,889	Northrop Grumman Corp.	299,652

Common Stocks – (continued)
Capital Goods – (continued)
3,513	PACCAR, Inc.	224,164
1,049	Pall Corp.	130,548
1,386	Parker-Hannifin Corp.	161,233
1,787	Pentair PLC	122,856
1,341	Precision Castparts Corp.	268,026
1,991	Quanta Services, Inc.*	57,381
3,037	Raytheon Co.	290,580
1,297	Rockwell Automation, Inc.	161,658
1,330	Rockwell Collins, Inc.	122,825
999	Roper Technologies, Inc.	172,288
560	Snap-on, Inc.	89,180
1,486	Stanley Black & Decker, Inc.	156,387
2,736	Textron, Inc.	122,108
6,280	The Boeing Co.	871,162
933	United Rentals, Inc.*	81,749
8,148	United Technologies Corp.	903,858
580	W.W. Grainger, Inc.	137,257
1,869	Xylem, Inc.	69,284

		13,253,451

Commercial & Professional Services – 0.6%
954	Cintas Corp.	80,699
1,172	Equifax, Inc.	113,789
3,641	Nielsen NV	163,008
1,965	Pitney Bowes, Inc.	40,892
2,455	Republic Services, Inc.	96,162
1,283	Robert Half International, Inc.	71,207
834	Stericycle, Inc.*	111,681
1,707	The ADT Corp.	57,304
341	The Dun & Bradstreet Corp.	41,602
4,117	Tyco International PLC	158,422
4,218	Waste Management, Inc.	195,504

		1,130,270

Consumer Durables & Apparel – 1.5%
2,810	Coach, Inc.	97,254
3,199	D.R. Horton, Inc.	87,525
439	Fossil Group, Inc.*	30,449
1,234	Garmin Ltd.	54,209
4,052	Hanesbrands, Inc.	135,013
676	Harman International Industries, Inc.	80,403
1,067	Hasbro, Inc.	79,801
1,351	Leggett & Platt, Inc.	65,767
1,823	Lennar Corp. Class A	93,046
3,224	Mattel, Inc.	82,824
1,952	Michael Kors Holdings Ltd.*	82,160
614	Mohawk Industries, Inc.*	117,212
2,699	Newell Rubbermaid, Inc.	110,956
6,796	NIKE, Inc. Class B	734,104
3,406	PulteGroup, Inc.	68,631
841	PVH Corp.	96,883
603	Ralph Lauren Corp.	79,813
1,668	Under Armour, Inc. Class A*	139,178
3,374	VF Corp.	235,303

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Consumer Durables & Apparel – (continued)
779	Whirlpool Corp.	$134,806

		2,605,337

Consumer Services – 1.8%
4,379	Carnival Corp.	216,279
301	Chipotle Mexican Grill, Inc.*	182,102
1,227	Darden Restaurants, Inc.	87,215
2,650	H&R Block, Inc.	78,572
2,059	Marriott International, Inc. Class A	153,169
9,400	McDonald’s Corp.	893,658
1,601	Royal Caribbean Cruises Ltd.	125,983
14,719	Starbucks Corp.	789,159
1,696	Starwood Hotels & Resorts Worldwide, Inc.	137,529
1,223	Wyndham Worldwide Corp.	100,176
807	Wynn Resorts Ltd.	79,627
4,252	Yum! Brands, Inc.	383,020

		3,226,489

Diversified Financials – 5.1%
537	Affiliated Managers Group, Inc.*	117,388
8,584	American Express Co.	667,149
1,755	Ameriprise Financial, Inc.	219,252
17,844	Berkshire Hathaway, Inc. Class B*	2,428,747
1,254	BlackRock, Inc.	433,859
5,390	Capital One Financial Corp.	474,158
3,125	CME Group, Inc.	290,813
4,306	Discover Financial Services	248,112
2,843	E*TRADE Financial Corp.*	85,148
3,876	Franklin Resources, Inc.	190,040
1,090	Intercontinental Exchange, Inc.	243,735
4,159	Invesco Ltd.	155,921
979	Legg Mason, Inc.	50,448
3,210	Leucadia National Corp.	77,939
2,678	McGraw Hill Financial, Inc.	269,005
1,770	Moody’s Corp.	191,089
15,117	Morgan Stanley	586,388
3,681	Navient Corp.	67,031
2,150	Northern Trust Corp.	164,389
4,037	State Street Corp.	310,849
2,565	T. Rowe Price Group, Inc.	199,377
11,017	The Bank of New York Mellon Corp.	462,384
11,279	The Charles Schwab Corp.	368,259
3,923	The Goldman Sachs Group, Inc.(a)	819,083
1,204	The NASDAQ OMX Group, Inc.	58,767

		9,179,330

Energy – 7.8%
5,021	Anadarko Petroleum Corp.	391,939
3,681	Apache Corp.	212,136
4,326	Baker Hughes, Inc.	266,914
4,169	Cabot Oil & Gas Corp.	131,490
1,856	Cameron International Corp.*	97,199
5,166	Chesapeake Energy Corp.	57,704
18,392	Chevron Corp.	1,774,276

Common Stocks – (continued)
Energy – (continued)
867	Cimarex Energy Co.	95,639
12,120	ConocoPhillips	744,289
2,339	CONSOL Energy, Inc.	50,850
3,796	Devon Energy Corp.	225,824
746	Diamond Offshore Drilling, Inc.	19,254
2,294	Ensco PLC Class A	51,087
5,417	EOG Resources, Inc.	474,258
1,519	EQT Corp.	123,555
40,922	Exxon Mobil Corp.	3,404,710
2,257	FMC Technologies, Inc.*	93,643
8,394	Halliburton Co.	361,530
1,076	Helmerich & Payne, Inc.	75,772
2,415	Hess Corp.	161,515
17,109	Kinder Morgan, Inc.	656,815
6,535	Marathon Oil Corp.	173,439
5,346	Marathon Petroleum Corp.	279,649
1,708	Murphy Oil Corp.	71,002
3,797	National Oilwell Varco, Inc.	183,319
1,404	Newfield Exploration Co.*	50,713
2,245	Noble Corp. PLC	34,551
3,761	Noble Energy, Inc.	160,520
7,542	Occidental Petroleum Corp.	586,541
2,070	ONEOK, Inc.	81,724
5,372	Phillips 66	432,768
1,455	Pioneer Natural Resources Co.	201,794
1,645	Range Resources Corp.	81,230
12,406	Schlumberger Ltd.	1,069,273
3,798	Southwestern Energy Co.*	86,329
6,600	Spectra Energy Corp.	215,160
1,267	Tesoro Corp.	106,948
6,575	The Williams Companies, Inc.	377,339
3,483	Transocean Ltd.	56,146
5,015	Valero Energy Corp.	313,939

		14,032,783

Food & Staples Retailing – 2.4%
4,285	Costco Wholesale Corp.	578,732
11,037	CVS Health Corp.	1,157,560
5,913	Sysco Corp.	213,459
4,858	The Kroger Co.	352,254
8,581	Walgreens Boots Alliance, Inc.	724,580
15,491	Wal-Mart Stores, Inc.	1,098,777
3,612	Whole Foods Market, Inc.	142,457

		4,267,819

Food, Beverage & Tobacco – 5.1%
19,208	Altria Group, Inc.	939,463
6,049	Archer-Daniels-Midland Co.	291,683
1,518	Brown-Forman Corp. Class B	152,073
1,729	Campbell Soup Co.	82,387
2,130	Coca-Cola Enterprises, Inc.	92,527
4,250	ConAgra Foods, Inc.	185,810
1,684	Constellation Brands, Inc. Class A	195,378
1,900	Dr. Pepper Snapple Group, Inc.	138,510
5,886	General Mills, Inc.	327,968

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value
Common Stocks – (continued)
Food, Beverage & Tobacco – (continued)
1,364	Hormel Foods Corp.	$76,889
2,457	Kellogg Co.	154,054
1,139	Keurig Green Mountain, Inc.	87,282
5,781	Kraft Foods Group, Inc.	492,194
1,240	McCormick & Co., Inc.	100,378
1,964	Mead Johnson Nutrition Co.	177,192
1,567	Molson Coors Brewing Co. Class B	109,392
15,934	Mondelez International, Inc. Class A	655,525
1,431	Monster Beverage Corp.*	191,783
14,430	PepsiCo, Inc.	1,346,896
15,177	Philip Morris International, Inc.	1,216,740
4,060	Reynolds American, Inc.	303,094
38,357	The Coca-Cola Co.	1,504,745
1,461	The Hershey Co.	129,781
959	The J.M. Smucker Co.	103,965
2,845	Tyson Foods, Inc. Class A	121,282

		9,176,991

Health Care Equipment & Services – 5.2%
14,589	Abbott Laboratories	716,028
3,413	Aetna, Inc.	435,021
2,051	AmerisourceBergen Corp.	218,103
2,618	Anthem, Inc.	429,719
5,324	Baxter International, Inc.	372,307
2,062	Becton, Dickinson and Co.	292,082
13,000	Boston Scientific Corp.*	230,100
733	C. R. Bard, Inc.	125,123
3,281	Cardinal Health, Inc.	274,456
2,957	Cerner Corp.*	204,211
2,532	Cigna Corp.	410,184
1,704	DaVita HealthCare Partners, Inc.*	135,417
1,387	DENTSPLY International, Inc.	71,500
1,052	Edwards Lifesciences Corp.*	149,836
7,129	Express Scripts Holding Co.*	634,053
2,861	HCA Holdings, Inc.*	259,550
806	Henry Schein, Inc.*	114,549
1,472	Humana, Inc.	281,564
358	Intuitive Surgical, Inc.*	173,451
974	Laboratory Corp. of America Holdings*	118,068
2,282	McKesson Corp.	513,016
13,922	Medtronic PLC	1,031,620
908	Patterson Companies, Inc.	44,174
1,435	Quest Diagnostics, Inc.	104,066
2,787	St. Jude Medical, Inc.	203,646
2,919	Stryker Corp.	278,969
934	Tenet Healthcare Corp.*	54,060
9,340	UnitedHealth Group, Inc.	1,139,480
882	Universal Health Services, Inc. Class B	125,332
996	Varian Medical Systems, Inc.*	83,993
1,655	Zimmer Biomet Holdings, Inc.	180,776

		9,404,454

Household & Personal Products – 1.8%
8,358	Colgate-Palmolive Co.	546,697

Common Stocks – (continued)
Household & Personal Products – (continued)
3,575	Kimberly-Clark Corp.	378,843
1,287	The Clorox Co.	133,874
2,190	The Estee Lauder Companies, Inc. Class A	189,785
26,540	The Procter & Gamble Co.	2,076,489

		3,325,688

Insurance – 2.7%
3,211	ACE Ltd.	326,495
4,295	Aflac, Inc.	267,149
13,017	American International Group, Inc.	804,711
2,734	Aon PLC	272,525
710	Assurant, Inc.	47,570
1,516	Cincinnati Financial Corp.	76,073
4,646	Genworth Financial, Inc. Class A*	35,170
2,484	Lincoln National Corp.	147,102
2,995	Loews Corp.	115,337
5,275	Marsh & McLennan Companies, Inc.	299,093
10,997	MetLife, Inc.	615,722
2,725	Principal Financial Group, Inc.	139,765
4,456	Prudential Financial, Inc.	389,989
3,982	The Allstate Corp.	258,312
2,222	The Chubb Corp.	211,401
4,188	The Hartford Financial Services Group, Inc.	174,095
5,341	The Progressive Corp.	148,640
3,170	The Travelers Companies, Inc.	306,412
1,207	Torchmark Corp.	70,272
2,426	Unum Group	86,730
3,025	XL Group PLC	112,530

		4,905,093

Materials – 3.1%
1,904	Air Products & Chemicals, Inc.	260,524
668	Airgas, Inc.	70,661
11,842	Alcoa, Inc.	132,038
1,171	Allegheny Technologies, Inc.	35,364
925	Avery Dennison Corp.	56,369
1,339	Ball Corp.	93,931
2,360	CF Industries Holdings, Inc.	151,701
8,880	E.I. du Pont de Nemours & Co.	567,876
1,443	Eastman Chemical Co.	118,066
2,629	Ecolab, Inc.	297,261
1,278	FMC Corp.	67,159
10,104	Freeport-McMoRan, Inc.	188,136
823	International Flavors & Fragrances, Inc.	89,946
4,129	International Paper Co.	196,499
3,838	LyondellBasell Industries NV Class A	397,310
611	Martin Marietta Materials, Inc.	86,463
1,646	MeadWestvaco Corp.	77,675
4,696	Monsanto Co.	500,547
5,034	Newmont Mining Corp.	117,594
3,195	Nucor Corp.	140,804
1,570	Owens-Illinois, Inc.*	36,016

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Materials – (continued)
2,702	PPG Industries, Inc.	$309,973
2,833	Praxair, Inc.	338,685
2,045	Sealed Air Corp.	105,072
1,194	Sigma-Aldrich Corp.	166,384
10,706	The Dow Chemical Co.	547,826
3,030	The Mosaic Co.	141,956
781	The Sherwin-Williams Co.	214,791
1,285	Vulcan Materials Co.	107,850
789	WestRock Co.*	48,050

		5,662,527

Media – 3.6%
2,057	Cablevision Systems Corp. Class A	49,244
4,478	CBS Corp. Class B	248,529
24,576	Comcast Corp. Class A	1,478,001
4,896	DIRECTV*	454,300
1,393	Discovery Communications, Inc. Class A*	46,331
2,684	Discovery Communications, Inc. Class C*	83,419
1,136	Gannett Co., Inc.*	15,886
4,782	News Corp. Class A*	69,769
2,415	Omnicom Group, Inc.	167,818
918	Scripps Networks Interactive, Inc. Class A	60,010
2,271	TEGNA, Inc.	72,831
4,149	The Interpublic Group of Companies, Inc.	79,951
15,267	The Walt Disney Co.	1,742,575
2,747	Time Warner Cable, Inc.	489,433
8,080	Time Warner, Inc.	706,273
17,453	Twenty-First Century Fox, Inc. Class A	568,008
3,473	Viacom, Inc. Class B	224,495

		6,556,873

Pharmaceuticals, Biotechnology & Life Sciences – 10.1%
16,906	AbbVie, Inc.	1,135,914
3,345	Agilent Technologies, Inc.	129,050
2,209	Alexion Pharmaceuticals, Inc.*	399,321
3,852	Allergan PLC*	1,168,928
7,444	Amgen, Inc.	1,142,803
2,313	Biogen, Inc.*	934,313
16,394	Bristol-Myers Squibb Co.	1,090,857
7,746	Celgene Corp.*	896,483
9,596	Eli Lilly & Co.	801,170
2,000	Endo International PLC*	159,300
14,433	Gilead Sciences, Inc.	1,689,816
1,693	Hospira, Inc.*	150,186
27,135	Johnson & Johnson	2,644,577
1,149	Mallinckrodt PLC*	135,260
27,743	Merck & Co., Inc.	1,579,409
4,060	Mylan NV*	275,512
1,091	PerkinElmer, Inc.	57,430
1,378	Perrigo Co. PLC	254,696
60,235	Pfizer, Inc.	2,019,680

Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
724	Regeneron Pharmaceuticals, Inc.*	369,334
3,880	Thermo Fisher Scientific, Inc.	503,469
2,371	Vertex Pharmaceuticals, Inc.*	292,771
829	Waters Corp.*	106,427
4,965	Zoetis, Inc.	239,412

		18,176,118

Real Estate – 2.4%
4,183	American Tower Corp. (REIT)	390,232
1,564	Apartment Investment & Management Co. Class A (REIT)	57,759
1,308	AvalonBay Communities, Inc. (REIT)	209,110
1,487	Boston Properties, Inc. (REIT)	179,986
2,716	CBRE Group, Inc. Class A*	100,492
3,295	Crown Castle International Corp. (REIT)	264,588
3,581	Equity Residential (REIT)	251,279
640	Essex Property Trust, Inc. (REIT)	136,000
6,280	General Growth Properties, Inc. (REIT)	161,145
4,609	HCP, Inc. (REIT)	168,090
3,437	Health Care REIT, Inc. (REIT)	225,570
7,589	Host Hotels & Resorts, Inc. (REIT)	150,490
1,891	Iron Mountain, Inc. (REIT)	58,621
3,948	Kimco Realty Corp. (REIT)	88,988
1,784	Plum Creek Timber Co., Inc. (REIT)	72,377
5,118	Prologis, Inc. (REIT)	189,878
1,432	Public Storage (REIT)	264,018
2,269	Realty Income Corp. (REIT)	100,721
3,041	Simon Property Group, Inc. (REIT)	526,154
997	SL Green Realty Corp. (REIT)	109,560
1,424	The Macerich Co. (REIT)	106,230
3,212	Ventas, Inc. (REIT)	199,433
1,701	Vornado Realty Trust (REIT)	161,476
5,192	Weyerhaeuser Co. (REIT)	163,548

		4,335,745

Retailing – 4.7%
3,745	Amazon.com, Inc.*	1,625,667
696	AutoNation, Inc.*	43,834
317	AutoZone, Inc.*	211,407
1,681	Bed Bath & Beyond, Inc.*	115,955
2,821	Best Buy Co., Inc.	91,993
2,054	CarMax, Inc.*	135,995
2,962	Dollar General Corp.	230,266
2,011	Dollar Tree, Inc.*	158,849
979	Expedia, Inc.	107,054
981	Family Dollar Stores, Inc.	77,313
1,119	GameStop Corp. Class A	48,072
1,474	Genuine Parts Co.	131,967
1,903	Kohl’s Corp.	119,147
2,399	L Brands, Inc.	205,666
9,200	Lowe’s Companies, Inc.	616,124
3,270	Macy’s, Inc.	220,627
596	Netflix, Inc.*	391,536
1,352	Nordstrom, Inc.	100,724

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value
Common Stocks – (continued)
Retailing – (continued)
1,001	O’Reilly Automotive, Inc.*	$226,206
4,072	Ross Stores, Inc.	197,940
6,320	Staples, Inc.	96,759
6,228	Target Corp.	508,392
2,644	The Gap, Inc.	100,921
12,699	The Home Depot, Inc.	1,411,240
505	The Priceline Group, Inc.*	581,442
6,624	The TJX Companies, Inc.	438,310
1,107	Tiffany & Co.	101,623
1,342	Tractor Supply Co.	120,699
1,141	TripAdvisor, Inc.*	99,427
944	Urban Outfitters, Inc.*	33,040

		8,548,195

Semiconductors & Semiconductor Equipment – 2.4%
2,971	Altera Corp.	152,115
3,055	Analog Devices, Inc.	196,085
12,011	Applied Materials, Inc.	230,851
2,515	Avago Technologies Ltd.	334,319
5,319	Broadcom Corp. Class A	273,875
780	First Solar, Inc.*	36,644
46,481	Intel Corp.	1,413,720
1,630	KLA-Tencor Corp.	91,622
1,587	Lam Research Corp.	129,103
2,325	Linear Technology Corp.	102,835
1,948	Microchip Technology, Inc.	92,384
10,711	Micron Technology, Inc.*	201,795
5,154	NVIDIA Corp.	103,647
1,461	Qorvo, Inc.*	117,275
1,868	Skyworks Solutions, Inc.	194,459
10,245	Texas Instruments, Inc.	527,720
2,618	Xilinx, Inc.	115,611

		4,314,060

Software & Services – 10.4%
6,182	Accenture PLC Class A	598,294
4,671	Adobe Systems, Inc.*	378,398
1,778	Akamai Technologies, Inc.*	124,140
601	Alliance Data Systems Corp.*	175,456
2,237	Autodesk, Inc.*	112,018
4,586	Automatic Data Processing, Inc.	367,935
3,060	CA, Inc.	89,627
1,603	Citrix Systems, Inc.*	112,467
5,963	Cognizant Technology Solutions Corp. Class A*	364,280
1,407	Computer Sciences Corp.	92,355
10,782	eBay, Inc.*	649,508
3,071	Electronic Arts, Inc.*	204,222
558	Equinix, Inc.	141,732
20,646	Facebook, Inc. Class A*	1,770,704
2,775	Fidelity National Information Services, Inc.	171,495
2,368	Fiserv, Inc.*	196,141
2,803	Google, Inc. Class A*	1,513,732
2,816	Google, Inc. Class C*	1,465,756

Common Stocks – (continued)
Software & Services – (continued)
8,954	International Business Machines Corp.	1,456,458
2,731	Intuit, Inc.	275,203
9,465	Mastercard, Inc. Class A	884,788
79,178	Microsoft Corp.	3,495,709
31,160	Oracle Corp.	1,255,748
3,271	Paychex, Inc.	153,344
1,786	Red Hat, Inc.*	135,611
5,981	salesforce.com inc*	416,457
6,745	Symantec Corp.	156,821
1,402	Teradata Corp.*	51,874
5,245	The Western Union Co.	106,631
1,614	Total System Services, Inc.	67,417
1,073	VeriSign, Inc.*	66,226
18,894	Visa, Inc. Class A	1,268,732
10,332	Xerox Corp.	109,932
8,512	Yahoo!, Inc.*	334,436

		18,763,647

Technology Hardware & Equipment – 6.7%
2,979	Amphenol Corp. Class A	172,693
56,408	Apple, Inc.	7,074,973
49,720	Cisco Systems, Inc.	1,365,311
12,248	Corning, Inc.	241,653
19,156	EMC Corp.	505,527
736	F5 Networks, Inc.*	88,578
1,314	FLIR Systems, Inc.	40,497
1,069	Harris Corp.	82,217
17,605	Hewlett-Packard Co.	528,326
3,592	Juniper Networks, Inc.	93,284
1,897	Motorola Solutions, Inc.	108,774
3,150	NetApp, Inc.	99,414
15,919	QUALCOMM, Inc.	997,007
2,104	SanDisk Corp.	122,495
3,131	Seagate Technology PLC	148,722
3,962	TE Connectivity Ltd.	254,757
2,157	Western Digital Corp.	169,152

		12,093,380

Telecommunication Services – 2.2%
50,791	AT&T, Inc.	1,804,096
5,605	CenturyLink, Inc.	164,675
10,443	Frontier Communications Corp.	51,693
2,777	Level 3 Communications, Inc.*	146,265
39,892	Verizon Communications, Inc.	1,859,366

		4,026,095

Transportation – 2.1%
6,834	American Airlines Group, Inc.	272,916
1,428	C.H. Robinson Worldwide, Inc.	89,093
9,659	CSX Corp.	315,366
8,086	Delta Air Lines, Inc.	332,173
1,926	Expeditors International of Washington, Inc.	88,798
2,587	FedEx Corp.	440,825
904	J.B. Hunt Transport Services, Inc.	74,209

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Transportation – (continued)
1,100	Kansas City Southern	$100,320
2,998	Norfolk Southern Corp.	261,905
527	Ryder System, Inc.	46,044
6,659	Southwest Airlines Co.	220,346
8,585	Union Pacific Corp.	818,752
6,818	United Parcel Service, Inc. Class B	660,733

		3,721,480

Utilities – 2.8%
6,546	AES Corp.	86,800
1,204	AGL Resources, Inc.	56,058
2,394	Ameren Corp.	90,206
4,881	American Electric Power Co., Inc.	258,547
4,108	CenterPoint Energy, Inc.	78,175
2,743	CMS Energy Corp.	87,337
2,937	Consolidated Edison, Inc.	169,994
5,777	Dominion Resources, Inc.	386,308
1,768	DTE Energy Co.	131,964
6,821	Duke Energy Corp.	481,699
3,231	Edison International	179,579
1,802	Entergy Corp.	127,041
3,169	Eversource Energy	143,904
8,387	Exelon Corp.	263,520
4,207	FirstEnergy Corp.	136,938
4,380	NextEra Energy, Inc.	429,371
3,150	NiSource, Inc.	143,608
3,457	NRG Energy, Inc.	79,096
2,478	Pepco Holdings, Inc.	66,757
4,686	PG&E Corp.	230,083
1,110	Pinnacle West Capital Corp.	63,148
6,545	PPL Corp.	192,881
5,012	Public Service Enterprise Group, Inc.	196,871
1,446	SCANA Corp.	73,240
2,298	Sempra Energy	227,364
2,312	TECO Energy, Inc.	40,830
8,899	The Southern Co.	372,868
3,092	WEC Energy Group, Inc.	139,069
4,900	Xcel Energy, Inc.	157,682

		5,090,938

TOTAL COMMON STOCKS
(Cost $86,670,693)		178,805,096

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Treasury Obligation(b)(c) – 0.1%
United States Treasury Bill
$100,000	0.000%	07/09/15	$100,000
(Cost $100,000)

TOTAL INVESTMENTS – 99.3%
(Cost $86,770,693)			$178,905,096

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%			1,302,781

NET ASSETS – 100.0%			$180,207,877

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an affiliated issuer.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-Mini Index	13	September 2015	$1,335,360	$(22,584)

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Schedule of Investments

June 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – 100.0%
Automobiles & Components – 1.5%
50,170	BorgWarner, Inc.	$2,851,663

Banks – 2.7%
30,816	Eagle Bancorp, Inc.*	1,354,671
62,546	First Republic Bank	3,942,275

		5,296,946

Capital Goods – 12.3%
54,689	AMETEK, Inc.	2,995,863
36,394	Flowserve Corp.	1,916,508
48,024	Fortune Brands Home & Security, Inc.	2,200,460
53,496	Generac Holdings, Inc.*	2,126,466
42,691	Graco, Inc.	3,032,342
21,346	Hubbell, Inc. Class B	2,311,345
16,781	Middleby Corp.*	1,883,332
60,091	Sensata Technologies Holding NV*	3,169,199
18,947	W.W. Grainger, Inc.	4,483,807

		24,119,322

Consumer Durables & Apparel – 6.3%
141,934	Kate Spade & Co.*	3,057,259
35,776	PVH Corp.	4,121,395
33,011	Under Armour, Inc. Class A*	2,754,438
34,318	VF Corp.	2,393,337

		12,326,429

Consumer Services – 4.6%
4,084	Chipotle Mexican Grill, Inc.*	2,470,779
105,472	Hilton Worldwide Holdings, Inc.*	2,905,754
20,291	Panera Bread Co. Class A*	3,546,258

		8,922,791

Diversified Financials – 4.3%
17,754	Intercontinental Exchange, Inc.	3,969,972
129,587	Navient Corp.	2,359,779
205,312	SLM Corp.*	2,026,430

		8,356,181

Energy – 2.0%
27,081	Dril-Quip, Inc.*	2,037,845
7,004	Pioneer Natural Resources Co.	971,385
79,454	Weatherford International PLC*	974,901

		3,984,131

Food & Staples Retailing – 1.9%
94,808	Whole Foods Market, Inc.	3,739,227

Food, Beverage & Tobacco – 5.5%
24,982	Keurig Green Mountain, Inc.	1,914,371
45,330	McCormick & Co., Inc.	3,669,464
45,892	The Hain Celestial Group, Inc.*	3,022,447
27,812	TreeHouse Foods, Inc.*	2,253,606

		10,859,888

Health Care Equipment & Services – 8.0%
32,387	Cardinal Health, Inc.	2,709,173

Common Stocks – (continued)
Health Care Equipment & Services – (continued)
40,432	Cerner Corp.*	2,792,234
17,316	DexCom, Inc.*	1,384,934
18,134	Henry Schein, Inc.*	2,577,204
69,369	HMS Holdings Corp.*	1,191,066
5,311	Intuitive Surgical, Inc.*	2,573,179
17,423	Teleflex, Inc.	2,359,945

		15,587,735

Materials – 4.0%
19,909	Ashland, Inc.	2,426,907
95,958	Axalta Coating Systems Ltd.*	3,174,291
8,293	The Sherwin-Williams Co.	2,280,741

		7,881,939

Pharmaceuticals, Biotechnology & Life Sciences – 7.8%
47,991	Agilent Technologies, Inc.	1,851,493
24,989	Alkermes PLC*	1,607,792
3,602	Bluebird Bio, Inc.*	606,469
48,403	Cepheid, Inc.*	2,959,843
15,840	Medivation, Inc.*	1,808,928
6,412	Mettler-Toledo International, Inc.*	2,189,441
39,853	Mylan NV*	2,704,425
12,390	Vertex Pharmaceuticals, Inc.*	1,529,917

		15,258,308

Real Estate – 1.3%
69,669	CBRE Group, Inc. Class A*	2,577,753

Retailing – 13.1%
23,709	Advance Auto Parts, Inc.	3,776,607
37,496	Burlington Stores, Inc.*	1,919,795
65,161	Five Below, Inc.*	2,575,814
20,371	L Brands, Inc.	1,746,406
91,473	LKQ Corp.*	2,766,601
3,355	Netflix, Inc.*	2,204,034
22,275	Restoration Hardware Holdings, Inc.*	2,174,708
35,552	Tractor Supply Co.	3,197,547
14,774	TripAdvisor, Inc.*	1,287,406
25,750	Ulta Salon, Cosmetics & Fragrance, Inc.*	3,977,087

		25,626,005

Semiconductors & Semiconductor Equipment – 2.2%
30,256	Broadcom Corp. Class A	1,557,881
35,377	Qorvo, Inc.*	2,839,712

		4,397,593

Software & Services – 16.0%
53,675	Black Knight Financial Services, Inc. Class A*	1,656,947
17,974	Equinix, Inc. (REIT)	4,565,396
34,559	Fidelity National Information Services, Inc.	2,135,746
17,389	FleetCor Technologies, Inc.*	2,713,727
14,281	Global Payments, Inc.	1,477,370
13,730	GoDaddy, Inc. Class A*	387,049

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Software & Services – (continued)
47,922	Guidewire Software, Inc.*	$2,536,512
34,672	Intuit, Inc.	3,493,897
17,744	LinkedIn Corp. Class A*	3,666,443
50,606	Pandora Media, Inc.*	786,417
36,486	Red Hat, Inc.*	2,770,382
34,032	ServiceNow, Inc.*	2,528,918
26,966	Splunk, Inc.*	1,877,373
21,461	Twitter, Inc.*	777,317

		31,373,494

Technology Hardware & Equipment – 1.7%
58,325	Amphenol Corp. Class A	3,381,100

Telecommunication Services – 2.9%
31,979	Level 3 Communications, Inc.*	1,684,334
34,204	SBA Communications Corp. Class A*	3,932,434

		5,616,768

Transportation – 1.9%
41,777	Kansas City Southern	3,810,062

TOTAL INVESTMENTS – 100.0%
(Cost $152,763,962)		$195,967,335

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%		5,576

NET ASSETS – 100.0%		$195,972,911

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviation:
REIT	— Real Estate Investment Trust

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Schedule of Investments

June 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations(a) – 0.2%
Banks – 0.2%
Canadian Imperial Bank of Commerce
$100,000	2.600%	07/02/15	$100,000
The Bank of Nova Scotia
100,000	1.650	10/29/15	100,384

TOTAL CORPORATE OBLIGATIONS
(Cost $200,408)			$200,384

Mortgage-Backed Obligations – 53.6%
Collateralized Mortgage Obligations – 39.6%
Agency Multi-Family(b) – 8.5%
FHLMC Multifamily Structured Pass-Through Certificates Series KF02, Class A1
$1,241,800	0.561%	07/25/20	$1,245,278
FHLMC Multifamily Structured Pass-Through Certificates Series KF03, Class A
569,874	0.521	01/25/21	570,044
FHLMC Multifamily Structured Pass-Through Certificates Series KS02, Class A
1,477,516	0.561	08/25/23	1,477,513
FNMA
182,878	2.800	03/01/18	189,354
470,490	3.740	05/01/18	499,370
110,000	3.840	05/01/18	117,133
400,000	4.506	06/01/19	428,036
92,357	3.416	10/01/20	97,743
88,288	3.615	12/01/20	94,449
367,309	3.763	12/01/20	395,504
184,767	4.380	06/01/21	204,445
FNMA ACES Series 2013-M11, Class FA
698,549	0.517	01/25/18	699,162
FNMA ACES Series 2014-M5, Class FA
222,654	0.548	01/25/17	222,740
GNMA
65,013	3.950	07/15/25	68,776

			6,309,547

Regular Floater(b) – 31.1%
Aire Valley Mortgages PLC Series 2006-1A, Class 1A(a)
1,727,986	0.501	09/20/66	1,658,180
FHLMC REMIC Series 3208, Class FD(c)
366,865	0.586	08/15/36	368,482
FHLMC REMIC Series 3208, Class FG(c)
1,477,310	0.586	08/15/36	1,483,821
FHLMC REMIC Series 3307, Class FT
2,219,452	0.426	07/15/34	2,227,356
FHLMC REMIC Series 3311, Class KF
3,533,557	0.526	05/15/37	3,542,067
FHLMC REMIC Series 3371, Class FA(c)
937,982	0.786	09/15/37	949,200
FHLMC REMIC Series 4174, Class FB
1,640,325	0.486	05/15/39	1,635,041
FNMA REMIC Series 2006-82, Class F
982,779	0.757	09/25/36	991,252

Mortgage-Backed Obligations – (continued)
Regular Floater(b) – (continued)
FNMA REMIC Series 2006-96, Class FA
1,175,187	0.487	10/25/36	1,179,668
FNMA REMIC Series 2007-85, Class FC
880,831	0.727	09/25/37	890,977
FNMA REMIC Series 2008-8, Class FB
1,210,698	1.007	02/25/38	1,221,589
FNMA REMIC Series 2012-35, Class QF
2,159,897	0.587	04/25/42	2,172,246
GNMA Series 2005-48, Class AF
1,128,090	0.387	06/20/35	1,125,393
Granite Master Issuer PLC Series 2007-1, Class 2A1
676,968	0.327	12/20/54	671,477
Leek Finance Number Eighteen PLC Series 18X, Class A2B(c)
135,756	0.541	09/21/38	140,548
Leek Finance Number Seventeen PLC Series 17A, Class A2B(a)(c)
58,964	0.561	12/21/37	61,939
National Credit Union Administration Guaranteed Notes Trust Series 2011-R1, Class 1A(c)
2,661,924	0.635	01/08/20	2,674,298

			22,993,534

TOTAL COLLATERALIZED
MORTGAGE OBLIGATIONS			$29,303,081

Commercial Mortgage-Backed Securities – 3.0%
Regular Floater(a)(b) – 2.7%
Commercial Mortgage Pass-Through Certificates Series 2014-KYO, Class A
$900,000	1.088%	06/11/27	$899,506
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-FBLU, Class A
1,100,000	1.136	12/15/28	1,099,780

			1,999,286

Sequential Fixed Rate – 0.3%
Banc of America Commercial Mortgage Trust Series 2006-3, Class A4(c)
184,919	5.889	07/10/44	190,462

TOTAL COMMERCIAL
MORTGAGE-BACKED SECURITIES			$2,189,748

Federal Agencies(b) – 11.0%
Adjustable Rate FHLMC – 5.8%
$352,399	2.412%	05/01/35	$374,763
230,981	2.375	09/01/35	247,372
649,312	2.485	12/01/36	692,018
1,006,525	2.805	04/01/37	1,079,347
779,658	2.378	01/01/38	836,066
976,676	2.420	01/01/38	1,056,787

			4,286,353

Adjustable Rate FNMA – 4.6%
102,783	2.097	05/01/33	108,117
261,375	2.458	05/01/35	279,226
609,685	2.371	06/01/35	648,759

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA – (continued)
$926,409	2.115%	11/01/35	$986,224
141,984	2.306	12/01/35	152,256
528,021	2.481	03/01/37	566,224
616,719	2.303	12/01/37	661,845

			3,402,651

Adjustable Rate GNMA – 0.6%
465,098	1.625	04/20/33	481,845

TOTAL FEDERAL AGENCIES			$8,170,849

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $39,469,231)			$39,663,678

Asset-Backed Securities – 37.3%
Auto – 1.7%
Ally Master Owner Trust Series 2013-1, Class A1(b)
$1,250,000	0.636%	02/15/18	$1,251,193

Collateralized Loan Obligations(b) – 9.3%
Acis CLO Ltd. Series 2013-2A, Class ACOM(a)
925,000	0.777	10/14/22	912,988
ARES CLO Ltd. Series 2007-12A, Class A(a)
360,401	0.912	11/25/20	356,292
Black Diamond CLO Ltd. Series 2006-1A, Class AD(a)
402,359	0.529	04/29/19	394,804
Brentwood CLO Corp. Series 2006-1A, Class A1A(a)
906,075	0.548	02/01/22	892,394
Brentwood CLO Corp. Series 2006-1A, Class A1B(a)
355,958	0.548	02/01/22	350,449
KKR Financial CLO Ltd. Series 2007-1A, Class A(a)
851,379	0.624	05/15/21	843,752
OZLM Funding III Ltd. Series 2013-3A, Class A1(a)
500,000	1.606	01/22/25	498,466
Parallel Limited Series 2015-1A, Class A(a)
300,000	1.736	07/20/27	299,220
Westbrook CLO Ltd. Series 2006-1X, Class A1
318,277	0.521	12/20/20	315,243
Westchester CLO Ltd. Series 2007-1X, Class A1A
1,664,587	0.503	08/01/22	1,643,109
Z Capital Credit Partners CLO Ltd. Series 2015-1A, Class A(a)
400,000	1.610	07/16/27	394,000

			6,900,717

Credit Card – 1.4%
Bank of America Credit Card Trust Series 2014-A1, Class A(b)
1,000,000	0.565	06/15/21	1,000,177

Home Equity – 0.9%
HLSS Servicer Advance Receivables Trust Series 2013-T5, Class AT5(a)
650,000	1.979	08/15/46	650,813

Student Loans(b) – 24.0%
Academic Loan Funding Trust Series 2013-1A, Class A(a)(c)
757,479	0.987	12/26/44	752,821

Asset-Backed Securities – (continued)
Student Loans(b) – (continued)
Access to Loans for Learning Student Loan Corp. Series 2013-I, Class A
$643,709	0.987%	02/25/41	$644,435
Brazos Higher Education Authority, Inc. Series 2005-2, Class A10(c)
573,160	0.401	12/26/19	571,814
Education Loan Asset-Backed Trust I Series 2013-1, Class A1(a)
535,275	0.987	06/25/26	537,689
Educational Funding of the South, Inc. Series 2011-1, Class A2(c)
908,733	0.927	04/25/35	910,970
Educational Services of America, Inc. Series 2010-1, Class A1(a)(c)
1,515,104	1.127	07/25/23	1,523,768
Educational Services of America, Inc. Series 2014-1, Class A(a)(c)
455,707	0.987	02/25/39	454,998
EFS Volunteer No. 3 LLC Series 2012-1, Class A2(a)
1,750,000	1.187	02/25/25	1,763,630
GCO Education Loan Funding Trust Series 2006-1, Class A8L
666,443	0.412	05/25/25	657,984
Goal Capital Funding Trust Series 2007-1, Class A3(c)
203,892	0.371	09/25/28	201,872
Kentucky Higher Education Student Loan Corp. Series 2015-1, Class A1(c)
1,057,383	0.937	12/01/31	1,057,637
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A2
1,121,596	1.187	05/20/30	1,132,586
Nelnet Student Loan Trust Series 2006-2, Class A5(c)
650,000	0.377	01/25/30	639,752
Nelnet Student Loan Trust Series 2008-3, Class A4(c)
1,200,000	1.932	11/25/24	1,229,270
Nelnet Student Loan Trust Series 2013-5A, Class A(a)(c)
144,887	0.817	01/25/37	144,199
Panhandle-Plains Higher Education Authority, Inc. Series 2011-1, Class A2
850,051	1.234	07/01/24	855,963
SLM Student Loan Trust Series 2003-12, Class A5(a)
241,402	0.566	09/15/22	241,039
SLM Student Loan Trust Series 2005-9, Class A6
650,000	0.827	10/26/26	652,266
SLM Student Loan Trust Series 2006-2, Class A5(c)
700,000	0.387	07/25/25	694,875
SLM Student Loan Trust Series 2006-4, Class A5(c)
826,169	0.377	10/27/25	822,737
SLM Student Loan Trust Series 2008-5, Class A4(c)
300,000	1.977	07/25/23	310,645
SLM Student Loan Trust Series 2011-2, Class A1
860,694	0.787	11/25/27	861,988
SLM Student Loan Trust Series 2012-2, Class A(c)
176,462	0.887	01/25/29	176,758
SLM Student Loan Trust Series 2013-3, Class A2(c)
100,000	0.487	05/26/20	99,840
SLM Student Loan Trust Series 2014-1, Class A2(c)
100,000	0.567	07/26/21	99,785

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Student Loans(b) – (continued)
Utah State Board of Regents Series 2015-1, Class A(c)
$750,000	0.785%	02/25/43	$748,530

			17,787,851

TOTAL ASSET-BACKED SECURITIES
(Cost $27,576,302)			$27,590,751

Shares	Distribution Rate	Value
Investment Company(b)(d) – 9.1%
Goldman Sachs Financial Square Government Fund — FST Shares
6,707,487	0.006%	$6,707,487
(Cost $6,707,487)

TOTAL INVESTMENTS – 100.2%
(Cost $73,953,428)		$74,162,300

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%		(164,778)

NET ASSETS – 100.0%		$73,997,522

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $14,931,111, which represents approximately 20.2% of net assets as of June 30, 2015.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2015.
(c)	Securities with “Call” features. Maturity dates disclosed are the final maturity dates.
(d)	Represents an affiliated issuer.

Investment Abbreviations:
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
REMIC	—Real Estate Mortgage Investment Conduit

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
U.S. Long Bond	(13)	September 2015	$(1,960,969)	$41,360
U.S. Ultra Long Treasury Bonds	11	September 2015	1,694,688	(21,925)
2 Year U.S. Treasury Notes	(1)	September 2015	(218,938)	(252)
5 Year U.S. Treasury Notes	(30)	September 2015	(3,577,734)	2,022
10 Year U.S. Treasury Notes	6	September 2015	757,031	(6,155)
TOTAL				$15,050

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Assets and Liabilities

June 30, 2015 (Unaudited)

	Core Fixed Income Fund	Equity Index Fund	Growth Opportunities Fund	High Quality Floating Rate Fund

Assets:
Investments in unaffiliated issuers, at value (cost $103,620,214, $86,326,139, $152,763,962 and $67,245,941)	$105,409,322	$178,086,013	$195,967,335	$67,454,813
Investments in affiliated issuers, at value (cost $314,976, $444,554, $0 and $6,707,487)	314,976	819,083	—	6,707,487
Cash	5,067,193	820,769	1,760,267	65,495
Foreign currencies, at value (cost $67,653, $0, $0 and $0)	67,083	—	—	—
Receivables:
Investments sold on an extended-settlement basis	10,113,056	—	—	32,120
Interest and dividends	686,537	207,568	65,993	62,882
Collateral on certain derivative contracts(a)	183,573	—	—	346,000
Unrealized gain on forward foreign currency exchange contracts	69,568	—	—	—
Fund shares sold	58,936	43,730	34,567	74,736
Reimbursement from investment adviser	44,024	6,388	17,656	81,299
Investments sold	—	533,456	1,722,099	—
Variation margin on certain derivative contracts	8,982	—	—	1,647
Total assets	122,023,250	180,517,007	199,567,917	74,826,479

Liabilities:
Payables:
Investments purchased on an extended-settlement basis	18,717,548	—	—	693,220
Forward sale contracts, at value (proceeds received $2,024,492, $0, $0, $0)	2,024,375	—	—	—
Investments purchased	675,308	122,264	3,324,170	—
Unrealized loss on forward foreign currency exchange contracts	54,584	—	—	—
Management fees	32,934	31,809	143,271	17,805
Distribution and Service fees and Transfer Agent fees	22,329	40,897	29,637	17,162
Fund shares redeemed	17,064	9,255	35,044	20,653
Variation margin on certain derivative contracts	21,609	26,849	—	—
Accrued expenses	98,822	78,056	62,884	80,117
Total liabilities	21,664,573	309,130	3,595,006	828,957

Net Assets:
Paid-in capital	104,568,883	90,358,993	143,228,402	74,505,856
Undistributed (distributions in excess of) net investment income (loss)	(177,941)	1,726,951	(469,860)	(7,862)
Accumulated net realized gain (loss)	(6,081,843)	(3,989,886)	10,010,996	(724,394)
Net unrealized gain	2,049,578	92,111,819	43,203,373	223,922
NET ASSETS	$100,358,677	$180,207,877	$195,972,911	$73,997,522
Net Assets:
Institutional	$25,872	$—	$33,958	$25,210
Service	100,332,805	180,207,877	195,938,953	72,594,054
Advisor	—	—	—	1,378,258
Total Net Assets	$100,358,677	$180,207,877	$195,972,911	$73,997,522
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	2,445	—	4,317	2,408
Service	9,479,447	11,971,238	25,020,187	6,949,669
Advisor	—	—	—	131,709
Net asset value, offering and redemption price per share:
Institutional	$10.58	$—	$7.87	$10.47
Service	10.58	15.05	7.83	10.45
Advisor	—	—	—	10.46
(a) Includes amounts segregated for initial margin and /or collateral on futures transactions and swap transactions as follows:

Fund	Futures	Swaps
Core Fixed Income	$—	183,573
High Quality Floating rate	346,000	—

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

	Core Fixed Income Fund	Equity Index Fund	Growth Opportunities Fund	High Quality Floating Rate Fund

Investment income:

Interest	$1,504,914	$—	$—	$330,961
Dividends — unaffiliated issuer (net of foreign taxes withheld of $0, $257, $0 and $0)	—	1,919,073	646,709	—
Dividends — affiliated issuer	12	5,076	—	116
Total investment income	1,504,926	1,924,149	646,709	331,077

Expenses:

Management fees	207,442	278,552	998,015	147,024
Distribution and Service fees(a)	129,619	232,125	249,461	92,226
Professional fees	73,748	37,078	38,373	98,714
Custody, accounting and administrative services	34,592	28,689	26,243	20,781
Printing and mailing costs	15,448	10,575	14,692	39,318
Trustee fees	11,311	11,918	13,263	13,564
Transfer Agent fees(a)	10,370	18,569	19,959	7,350
Other	12,434	23,932	13,727	5,564
Total expenses	494,964	641,438	1,373,733	424,541
Less — expense reductions	(146,687)	(192,467)	(257,165)	(188,522)
Net expenses	348,277	448,971	1,116,568	236,019
NET INVESTMENT INCOME (LOSS)	1,156,649	1,475,178	(469,859)	95,058

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments — unaffiliated issuers (including commissions recaptured of $0, $0, $4,521 and $0)	188,587	5,829,325	8,726,817	905
Investments — affiliated issuer	—	16,364	—	—
Futures contracts	(47,856)	74,760	—	(30,309)
Swap contracts	64,203	—	—	—
Forward foreign currency exchange contracts	134,357	—	—	—
Foreign currency transactions	(13,799)	—	—	—
Net change in unrealized gain (loss) on:
Investments — affiliated issuers	—	43,415	—	—
Investments — unaffiliated issuers	(1,956,780)	(5,441,405)	(4,650,739)	(81,182)
Futures contracts	480,544	(62,920)	—	18,523
Swap contracts	(6,720)	—	—	—
Forward foreign currency exchange contracts	(99,220)	—	—	—
Foreign currency translation	4,301	—	—	—
Net realized and unrealized gain (loss)	(1,252,383)	459,539	4,076,078	(92,063)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(95,734)	$1,934,717	$3,606,219	$2,995

(a) Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees		Transfer Agent Fees
Fund	Service	Advisor	Institutional	Service	Advisor
Core Fixed Income	$129,619	$—	$2	$10,368	$—
Equity Index	232,125	—	—	18,569	—
Growth Opportunities	249,461	—	4	19,955	—
High Quality Floating Rate	91,247	979	2	7,299	49

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Changes in Net Assets

	Core Fixed Income Fund		Equity Index Fund
	For the Six Months Ended June 30, 2015 (Unaudited)	For the Fiscal Year Ended December 31, 2014	For the Six Months Ended June 30, 2015 (Unaudited)	For the Fiscal Year Ended December 31, 2014

From operations:
Net investment income (loss)	$1,156,649	$2,314,205	$1,475,178	$2,939,853
Net realized gain (loss)	325,492	924,121	5,920,449	8,865,526
Net change in unrealized gain (loss)	(1,577,875)	2,845,757	(5,460,910)	11,634,845
Net increase (decrease) in net assets resulting from operations	(95,734)	6,084,083	1,934,717	23,440,224

Distributions to shareholders:
From net investment income
Institutional Shares	(413)	(758)	—	—
Service Shares	(1,509,091)	(3,005,705)	—	(3,027,833)
Advisor Shares	—	—	—	—
From net realized gains
Institutional Shares	—	—	—	—
Service Shares	—	—	—	(3,936,430)
Total distributions to shareholders	(1,509,504)	(3,006,463)	—	(6,964,263)

From share transactions:
Proceeds from sales of shares	2,803,893	4,700,540	2,127,970	2,039,103
Reinvestment of distributions	1,509,504	3,006,463	—	6,964,263
Cost of shares redeemed	(9,438,616)	(20,249,586)	(13,863,742)	(29,369,734)
Net increase (decrease) in net assets resulting from share transactions	(5,125,219)	(12,542,583)	(11,735,772)	(20,366,368)
TOTAL DECREASE	(6,730,457)	(9,464,963)	(9,801,055)	(3,890,407)

Net assets:

Beginning of period	107,089,134	116,554,097	190,008,932	193,899,339
End of period	$100,358,677	$107,089,134	$180,207,877	$190,008,932
Undistributed (distributions in excess of) net investment income (loss)	$(177,941)	$174,914	$1,726,951	$251,773

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Growth Opportunities Fund		High Quality Floating Rate Fund
For the Six Months Ended June 30, 2015 (Unaudited)	For the Fiscal Year Ended December 31, 2014	For the Six Months Ended June 30, 2015 (Unaudited)	For the Fiscal Year Ended December 31, 2014

$(469,859)	$(782,314)	$95,058	$191,209
8,726,817	35,749,537	(29,404)	(366,693)
(4,650,739)	(13,891,246)	(62,659)	116,935
3,606,219	21,075,977	2,995	(58,549)

—	—	(91)	(90)
—	—	(171,269)	(229,445)
—	—	(1,318)	—

—	(6,255)	—	—
—	(38,065,653)	—	—
—	(38,071,908)	(172,678)	(229,535)

7,511,724	10,066,903	4,867,127	9,127,538
—	38,071,908	172,678	229,535
(16,697,800)	(31,492,267)	(5,799,296)	(12,308,954)
(9,186,076)	16,646,544	(759,491)	(2,951,881)
(5,579,857)	(349,387)	(929,174)	(3,239,965)

201,552,768	201,902,155	74,926,696	78,166,661
$195,972,911	$201,552,768	$73,997,522	$74,926,696
$(469,860)	$(1)	$(7,862)	$69,758

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2015 - Institutional	$10.75	$0.13	$(0.13)	$— (d)	$(0.17)	$10.58	0.00%	$26	0.42	%(e)	0.70	%(e)	2.49	%(e)	168%
2015 - Service	10.76	0.12	(0.14)	(0.02)	(0.16)	10.58	(0.22)	100,333	0.67	(e)	0.95	(e)	2.23	(e)	168

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2014 - Institutional	10.48	0.25	0.34	0.59	(0.32)	10.75	5.68	26	0.44		0.65		2.31		353
2014 - Service	10.47	0.22	0.36	0.58	(0.29)	10.76	5.61	107,063	0.68		0.91		2.06		353
2013 - Institutional (Commenced April 30, 2013)	10.91	0.15	(0.38)	(0.23)	(0.20)	10.48	(2.13)	24	0.43	(e)	0.69	(e)	2.10	(e)	557
2013 - Service	10.88	0.20	(0.35)	(0.15)	(0.26)	10.47	(1.35)	116,530	0.67		0.89		1.88		557
2012 - Service	10.43	0.17	0.52	0.69	(0.24)	10.88	6.70	135,436	0.67		0.83		1.57		727
2011 - Service	10.00	0.23	0.46	0.69	(0.26)	10.43	6.96	148,114	0.67		0.83		2.22		644
2010 - Service	9.62	0.28	0.41	0.69	(0.31)	10.00	7.18	170,720	0.67		0.81		2.80		399

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	50

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2015	$14.91	$0.12	$0.02	$0.14	$—	$—	$—	$15.05	0.94%	$180,208	0.48	%(d)	0.69	%(d)	1.59	%(d)	2%

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2014	13.68	0.22	1.58	1.80	(0.25)	(0.32)	(0.57)	14.91	13.22	190,009	0.49		0.71		1.55		2
2013	10.54	0.20	3.15	3.35	(0.21)	—	(0.21)	13.68	31.83	193,899	0.49		0.73		1.61		3
2012	9.29	0.19	1.26	1.45	(0.20)	—	(0.20)	10.54	15.50	167,811	0.48		0.72		1.82		3
2011	9.29	0.15	0.01	0.16	(0.16)	—	(0.16)	9.29	1.75	169,711	0.48		0.70		1.59		3
2010	8.22	0.13	1.08	1.21	(0.14)	—	(0.14)	9.29	14.92	193,874	0.51		0.71		1.52		4

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
	Net asset value, beginning of period	Net investment loss(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net realized gains	Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate(c)
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2015 - Institutional	$7.72	$(0.01)		$0.16	$0.15	$—	$7.87	1.94%	$34	0.96	%(d)	1.12	%(d)	(0.31	)%(d)	31%
2015 - Service	7.69	(0.02)		0.16	0.14	—	7.83	1.82	195,939	1.12	(d)	1.38	(d)	(0.47	)(d)	31

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2014 - Institutional	8.59	(0.02)		0.94	0.92	(1.79)	7.72	11.32	33	1.01		1.15		(0.24)		62
2014 - Service	8.58	(0.03)		0.93	0.90	(1.79)	7.69	11.10	201,519	1.17		1.39		(0.39)		62
2013 - Institutional (Commenced April 30, 2013)	7.66	(0.02)		1.52	1.50	(0.57)	8.59	19.73	30	1.00	(d)	1.16	(d)	(0.27	)(d)	42
2013 - Service	6.93	(0.04)		2.26	2.22	(0.57)	8.58	32.20	201,872	1.16		1.39		(0.47)		42
2012 - Service	6.34	(0.02	)(e)	1.25	1.23	(0.64)	6.93	19.37	171,870	1.15		1.39		(0.26	)(e)	46
2011 - Service	6.72	(0.03)		(0.24)	(0.27)	(0.11)	6.34	(3.97)	159,324	1.17		1.41		(0.46)		53
2010 - Service	5.63	(0.03)		1.12	1.09	—	6.72	19.36	145,904	1.18		1.43		(0.56)		57

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.18% of average net assets.

The accompanying notes are an integral part of these financial statements.	52

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income from investment operations					Distributions to shareholders
	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations		From net investment income	From net realized gains	Total distributions		Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2015 - Institutional	$10.49	$0.03		$(0.01)	$0.02		$(0.04)	$—	$(0.04)		$10.47	0.17%	$25	0.38	%(d)	0.91	%(d)	0.52	%(d)	8%
2015 - Service	10.47	0.01		(0.01)	—	(e)	(0.02)	—	(0.02)		10.45	0.04	72,594	0.64	(d)	1.15	(d)	0.26	(d)	8
2015 - Advisor	10.49	0.01		(0.01)	—	(e)	(0.03)	—	(0.03)		10.46	(0.04)	1,378	0.79	(d)	1.60	(d)	0.11	(d)	8

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2014 - Institutional	10.51	0.05		(0.03)	0.02		(0.04)	—	(0.04)		10.49	0.17	25	0.40		0.70		0.51		17
2014 - Service	10.51	0.03		(0.04)	(0.01)		(0.03)	—	(0.03)		10.47	(0.09)	74,892	0.66		0.96		0.25		17
2014 - Advisor (Commenced October 15, 2014)	10.51	—	(e)	(0.02)	(0.02)		—	—	—		10.49	(0.10)*	10	0.77	(d)	1.13	(d)	0.15	(d)	17
2013 - Institutional (Commenced April 30, 2013)	10.56	0.02		0.03	0.05		(0.04)	(0.06)	(0.10	)(f)	10.51	0.50	25	0.40	(d)	0.86	(d)	0.25	(d)	467
2013 - Service	10.58	0.01		0.03	0.04		(0.05)	(0.06)	(0.11	)(f)	10.51	0.40	78,142	0.70		1.10		0.08		467
2012 - Service	10.70	0.04		0.25	0.29		(0.08)	(0.33)	(0.41)		10.58	2.78	68,893	0.79		1.06		0.36		1045
2011 - Service	10.56	0.09		0.57	0.66		(0.10)	(0.42)	(0.52)		10.70	6.35	67,327	0.81		1.13		0.81		960
2010 - Service	10.29	0.17		0.37	0.54		(0.19)	(0.08)	(0.27)		10.56	5.19	72,311	0.81		1.08		1.56		614

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.
(f)	Included a distribution from capital of less than $0.01 per share.
*	Represents cumulative total returns.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
High Quality Floating Rate	Institutional, Service and Advisor	Diversified
Core Fixed Income and Growth Opportunities	Institutional and Service	Diversified
Equity Index	Service	Diversified

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly,

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Core Fixed Income and High Quality Floating Rate	Quarterly	Annually
Equity Index and Growth Opportunities	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Board of Trustees (“Trustees”) has adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or it is believed by the investment adviser to not represent fair value, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund are valued at the NAV of the FST Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy.

The Goldman Sachs Financial Square Government Fund may invest in debt securities which are valued daily on the basis of quotations supplied by dealers, if market quotations are readily available, or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income

ii. Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold.

iii. Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss.

iv. Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

v. When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of June 30, 2015:

CORE FIXED INCOME
Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$34,889,857	$—
Mortgage-Backed Obligations	—	34,881,613	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	15,013,156	—	—
Agency Debentures	—	4,338,478	—
Asset-Backed Securities	—	8,081,416	—
Foreign Debt Obligations	676,773	3,474,693	—
Municipal Debt Obligations	—	1,437,264	—
Government Guarantee Obligations	—	1,866,189	—
Commercial Paper	—	749,883	—
Investment Company	314,976	—	—
Total	$16,004,905	$89,719,393	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(2,024,375)	$—

Derivative Type
Assets(a)
Futures Contracts	$262,095	$—	$—
Forward Foreign Currency Exchange Contracts	—	69,568	—
Interest Rate Swap Contracts	—	32,022	—
Total	$262,095	$101,590	$—
Liabilities(a)
Futures Contracts	$(2,692)	$—	$—
Forward Foreign Currency Exchange Contracts	—	(54,584)	—
Interest Rate Swap Contracts	—	(47,274)	—
Total	$(2,692)	$(101,858)	$—

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

EQUITY INDEX
Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(b)
North America	$178,805,096	$—	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	100,000	—	—
Total	$178,905,096	$—	$—

Derivative Type
Liabilities(a)
Futures Contracts	$(22,584)	$—	$—

GROWTH OPPORTUNITIES
Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(b)
North America	$195,967,335	$—	$—

HIGH QUALITY FLOATING RATE
Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$200,384	$—
Mortgage-Backed Obligations	—	39,663,678	—
Asset-Backed Securities	—	26,897,531	693,220
Investment Company	6,707,487	—	—
Total	$6,707,487	$66,761,593	$693,220

Derivative Type
Assets(a)
Futures Contracts	$43,382	$—	$—
Liabilities(a)
Futures Contracts	$(28,332)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.
(b)	Amount are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

4.    INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of June 30, 2015. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Core Fixed Income

Risk		Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest Rate		Variation margin on certain derivative contracts	$294,117	(a)	Variation margin on certain derivative contracts	$(49,966	)(a)
Currency		Receivables for unrealized gain on forward foreign currency exchange contracts	69,568		Payable for unrealized loss on forward foreign currency exchange contracts	(54,584)
Total			$363,685			$(104,550)

Fund	Risk	Statements of Assets and Liabilities	Assets(a)		Statements of Assets and Liabilities	Liabilities(a)
Equity Index	Equity	—	$—		Variation margin on certain derivative contracts	$(22,584)
High Quality Floating Rate	Interest Rate	Variation margin on certain derivative contracts	43,382		Variation margin on certain derivative contracts	(28,332)

(a)	Includes unrealized gain (loss) on futures contracts and swap contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2015. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Core Fixed Income

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest Rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$16,347	$473,824	150
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	134,357	(99,220)	231
Total		$150,704	$374,604	381

(a)	Average number of contracts is based on the average of month end balances for the six months ended June 30, 2015.

The following table represents gains (losses) which are included in “Net realized gain (loss) from future transactions” and “Net change in unrealized gain (loss) on futures” in the Statement of Operations:

Fund	Risk	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity Index	Equity	$74,760	$(62,920)	13
High Quality Floating Rate	Interest Rate	(30,309)	18,523	59

(a)	Average number of contracts is based on the average of month end balances for the six months ended June 30, 2015.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended June 30, 2015, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^
Core Fixed Income	0.40%	0.36%	0.34%	0.33%	0.32%	0.40%	0.40%
Growth Opportunities	1.00	1.00	0.90	0.86	0.84	1.00	0.94	*
High Quality Floating Rate	0.40	0.36	0.34	0.33	0.32	0.40	0.30	*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
*	GSAM has agreed to waive a portion of its management fee in order to achieve net effective management fee rates, as defined in the Fund’s most recent prospectus. These waivers will be effective through at least April 30, 2016 and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. The Effective Net Management Rates above are calculated based on management rates before and after the waivers had been adjusted, if applicable.

The Core Fixed Income and High Quality Floating Rate Funds invest in FST Shares of the Goldman Sachs Financial Square Government Fund. This Underlying Fund is considered to be affiliated with the Funds. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to any of the affiliated funds in which the Funds invest. For the six months ended June 30, 2015, GSAM waived $280 and $2,860 of the Core Fixed Income and High Quality Floating Rate Funds’ management fees, respectively.

The Agreement for the Equity Index Fund provides for a contractual management fee at an annual rate equal to 0.30% of the Fund’s average daily net assets. For the six months ended June 30, 2015, GSAM agreed to waive a portion of its management fee in order to achieve the following effective annual rates which will remain in effect through April 30, 2016 and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees:

Management Rate
Fund	$0-$400 million	Over $400 million	Effective Rate
Equity Index	0.21%	0.20%	0.21%

As authorized by the Agreement, GSAM has entered into a Sub-advisory Agreement with SSgA which serves as the sub-adviser to the Equity Index Fund and provides the day-to-day advice regarding the Fund’s portfolio transactions. As compensation for its services, SSgA is entitled to a fee, accrued daily and paid monthly by GSAM, at the following annual rates of the Fund’s average daily net assets: 0.03% on the first $50 million, 0.02% on the next $200 million, 0.01% on the next $750 million and 0.008% over $1 billion. The effective Sub-advisory fee was 0.02% for the six months ended June 30, 2015.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% and 0.40% of the Fund’s average daily net assets attributable to Service and Advisor Shares, respectively. For the six months ended June 30, 2015 for the Growth Opportunities Fund, Goldman Sachs agreed to waive distribution and services fees so as not to exceed an annual rate of 0.16% of average daily net assets of the Fund. This distribution and service fee waiver will remain in place through at least April 30, 2016, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Trustees.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets for Institutional, Service and Advisor Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Core Fixed Income, Equity Index, Growth Opportunities and High Quality Floating Rate Funds are 0.004%, 0.004%, 0.004% and 0.074%, respectively. These Other Expense limitations will remain in place through at least April 30, 2016, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended June 30, 2015, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Distribution and Service Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions
Core Fixed Income	$280	$—	$950	$145,457	$146,687
Equity Index	83,567	—	422	108,478	192,467
Growth Opportunities	64,094	89,808	959	102,304	257,165
High Quality Floating Rate	35,941	—	1,838	150,743	188,522

E.  Line of Credit Facility — As of June 30, 2015, the Funds participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $115,000,000, for a total of up to $1,320,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2015, the Funds did not have any borrowings under the facility.

F.  Other Transactions with Affiliates — For the six months ended June 30, 2015, Goldman Sachs earned $235 in brokerage commissions from portfolio transactions on behalf of the Growth Opportunities Fund.

The following table provides information about the investment in shares of issuers of which a Fund is an affiliate as of and for the six months ended June 30, 2015:

Fund	Name of Affiliated Issuer	Market Value 12/31/2014	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2015	Dividend Income
Equity Index	The Goldman Sachs Group, Inc.	$809,046	$(49,742)	$16,364	$43,415	$819,083	$5,076

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The following table shows the transactions in and earnings from investments in these Underlying Funds for the six months ended June 30, 2015:

Fund	Underlying Fund	Market Value 12/31/14	Purchases at Cost	Proceeds from Sales	Market Value 06/30/15	Dividend Income
Core Fixed Income	Goldman Sachs Financial Square Government Fund	$—	$5,589,060	$(5,274,084)	$314,976	$12
High Quality Floating Rate	Goldman Sachs Financial Square Government Fund	—	11,673,083	4,965,596	6,707,487	116

As of June 30, 2015, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 100% of the Institutional Class Shares of the Core Fixed Income, Growth Opportunities and High Quality Floating Rate Funds.

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2015, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Core Fixed Income	$129,874,461	$51,813,575	$176,878,468	$11,959,171
Equity Index	—	4,353,144	—	14,643,596
Growth Opportunities	—	60,681,905	—	68,779,692
High Quality Floating Rate	—	5,644,150	523,110	7,518,877

7.    TAX INFORMATION

As of the Funds’ most recent fiscal year end, December 31, 2014, the Funds’ capital loss carryforwards and certain timing differences, on a tax-basis were as follows:

	Core Fixed Income	Equity Index	Growth Opportunities	High Quality Floating Rate
Capital loss carryforwards:(1)
Expiring 2017	$(965,538)	$—	$—	$—
Expiring 2018	(4,488,774)	—	—	—
Perpetual short-term	—	—	—	(231,681)
Perpetual long-term	—	—	—	(405,174)
Total capital loss carryforwards	$(5,454,312)	$—	$—	$(636,855)
Timing differences (Qualified late year loss and straddle loss deferrals and deferred dividend)	(1,164,225)	1,801	(1,022,515)	(61,609)

(1)	Expiration occurs on December 31 of the year indicated.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

7.    TAX INFORMATION (continued)

As of June 30, 2015, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Core Fixed Income	Equity Index	Growth Opportunities	High Quality Floating Rate
Tax cost	$103,937,039	$98,283,338	$153,297,690	$73,953,426
Gross unrealized gain	2,864,931	94,493,143	46,910,186	377,508
Gross unrealized loss	(1,077,672)	(13,871,385)	(4,240,541)	(168,634)
Net unrealized security gain	$1,787,259	$80,621,758	$42,669,645	$208,874

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and foreign currency contracts, differences related to the tax treatment of underlying fund investments and foreign currency transactions, real estate investment trust investments, and securities on loan.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8.    OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will directly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transaction Risk — The Funds may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Funds. Such large shareholder redemptions may cause the Funds to sell portfolio securities at times when they would not otherwise do so, which may negatively impact the Funds’ NAVs and liquidity. Similarly, large Fund share purchases may adversely affect the Funds’ performance to the extent that the Funds are delayed in investing new cash and are required to maintain larger cash positions than they ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Funds’ current expenses being allocated over smaller asset bases, leading to increases in the Funds’ expense ratios.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

8.    OTHER RISKS (continued)

where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10.    SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Core Fixed Income Fund
	For the Six Months Ended June 30, 2015 (Unaudited)		For the Fiscal Year Ended December 31, 2014
	Shares	Dollars	Shares	Dollars
Institutional Shares
Reinvestment of distributions	39	$413	71	$758
	39	413	71	758
Service Shares
Shares sold	259,698	2,803,893	438,205	4,700,540
Reinvestment of distributions	140,992	1,509,091	280,874	3,005,705
Shares redeemed	(875,871)	(9,438,616)	(1,889,001)	(20,249,586)
	(475,181)	(5,125,632)	(1,169,922)	(12,543,341)
NET DECREASE	(475,142)	$(5,125,219)	(1,169,851)	$(12,542,583)

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

11.    SUMMARY OF SHARE TRANSACTIONS (continued)

	Equity Index Fund
	For the Six Months Ended June 30, 2015 (Unaudited)		For the Fiscal Year Ended December 31, 2014
	Shares	Dollars	Shares	Dollars
Service Shares
Shares sold	140,576	$2,127,970	142,493	$2,039,103
Reinvestment of distributions	—	—	477,986	6,964,263
Shares redeemed	(914,787)	(13,863,742)	(2,049,644)	(29,369,734)
NET DECREASE	(774,211)	$(11,735,772)	(1,429,165)	$(20,366,368)

	Growth Opportunities Fund
	For the Six Months Ended June 30, 2015 (Unaudited)		For the Fiscal Year Ended December 31, 2014
	Shares	Dollars	Shares	Dollars
Institutional Shares
Reinvestment of distributions	—	$—	832	$6,255
	—	—	832	6,255
Service Shares
Shares sold	963,965	7,511,724	1,141,458	10,066,903
Reinvestment of distributions	—	—	5,082,196	38,065,653
Shares redeemed	(2,133,747)	(16,697,800)	(3,572,070)	(31,492,267)
	(1,169,782)	(9,186,076)	2,651,584	16,640,289
NET INCREASE (DECREASE)	(1,169,782)	$(9,186,076)	2,652,416	$16,646,544

	High Quality Floating Rate Fund
	For the Six Months Ended June 30, 2015 (Unaudited)		For the Fiscal Year Ended December 31, 2014
	Shares	Dollars	Shares	Dollars
Institutional Shares
Reinvestment of distributions	9	$91	8	$90
	9	91	8	90
Service Shares
Shares sold	269,055	2,814,504	869,494	9,117,538
Reinvestment of distributions	16,389	171,269	21,888	229,445
Shares redeemed	(488,992)	(5,115,467)	(1,174,122)	(12,308,954)
	(203,548)	(2,129,694)	(282,740)	(2,961,971)
Advisor Shares(a)
Shares sold	195,942	2,052,623	952	10,000
Reinvestment of distributions	126	1,318	—	—
Shares redeemed	(65,311)	(683,829)	—	—
	130,757	1,370,112	952	10,000
NET DECREASE	(72,782)	$(759,491)	(281,780)	$(2,951,881)

(a)	Commenced operations on October 15, 2014.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Fund Expenses — Six Month Period Ended June 30, 2015 (Unaudited)

As a shareholder of Institutional, Service or Advisor Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service and Advisor Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares, Service Shares and Advisor Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2015 through June 30, 2015, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

	Core Fixed Income Fund				Equity Index Fund				Growth Opportunities Fund				High Quality Floating Rate Fund
Share Class	Beginning Account Value 01/01/15	Ending Account Value 06/30/15		Expenses Paid for the 6 Months Ended 06/30/15*	Beginning Account Value 01/01/15	Ending Account Value 06/30/15		Expenses Paid for the 6 Months Ended 06/30/15*	Beginning Account Value 01/01/15	Ending Account Value 06/30/15		Expenses Paid for the 6 Months Ended 06/30/15*	Beginning Account Value 01/01/15	Ending Account Value 06/30/15		Expenses Paid for the 6 Months Ended 06/30/15*
Institutional(a)
Actual	$1,000	$1,000.00		$2.08	N/A	N/A		N/A	$1,000	$1,019.40		$4.81	$1,000	$1,001.70		$1.89
Hypothetical 5% return	1,000	1,022.71	+	2.11	N/A	N/A		N/A	1,000	1,020.03	+	4.81	1,000	1,022.91	+	1.91
Service
Actual	1,000	997.80		3.32	$1,000	$1,009.40		$2.39	1,000	1,018.20		5.60	1,000	1,000.40		3.17
Hypothetical 5% return	1,000	1,021.47	+	3.36	1,000	1,022.41	+	2.41	1,000	1,019.24	+	5.61	1,000	1,021.62	+	3.21
Advisor
Actual	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	1,000	999.60		3.92
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,020.88	+	3.96

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Institutional	Service	Advisor
Core Fixed Income	0.42%	0.67%	N/A
Equity Index	N/A	0.48	N/A
Growth Opportunities	0.96	1.12	N/A
High Quality Floating Rate	0.38	0.64	0.79%

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background

The Goldman Sachs Core Fixed Income, Goldman Sachs Equity Index, Goldman Sachs Growth Opportunities and Goldman Sachs High Quality Floating Rate Funds (the “Funds”) are investment portfolios of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreements (the “Management Agreements”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds and the sub-advisory agreement (the “Sub-Advisory Agreement,” and together with the Management Agreements, the “Agreements”) between the Investment Adviser and SSgA Funds Management, Inc. (the “Sub-Adviser”) on behalf of the Equity Index Fund.

The Agreements were most recently approved for continuation until June 30, 2016 by the Board of Trustees, including those Trustees who are not parties to the Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 10-11, 2015 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Agreements were last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Agreements were considered by the Board, or the Independent Trustees, as applicable. Such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding); sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)

information on the investment performance of each Fund, including comparisons to the performance of a group of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and benchmark performance indices, and (for Core Fixed Income, Growth Opportunities and High Quality Floating Rate Funds) comparable institutional composites managed by the Investment Adviser, and general investment outlooks in the markets in which the Funds invest;

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

(c)	information provided by GSAM indicating GSAM’s views on whether a Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Agreements and other agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(e)	fee and expense information for the Funds, including:
(i)	the relative management fee and expense levels of each Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	each Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(g)	the undertakings of the Investment Adviser to waive a portion of its management fees (with respect to the Equity Index, Growth Opportunities, and High Quality Floating Rate Funds) and to limit certain expenses of each Fund that exceed specified levels; the undertaking of Goldman, Sachs & Co. (“Goldman Sachs”), the Funds’ affiliated distributor, to waive a portion of the distribution and service fees payable by the Growth Opportunities Fund’s Service Shares, and a summary of contractual fee reductions made by the Investment Adviser and/or its affiliates over the past several years with respect to the Funds;
(h)	information relating to the profitability of the Management Agreements and the transfer agency and distribution and service arrangements of each Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(i)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Equity Index and Growth Opportunities Funds (the “Equity Funds”) and broker oversight, an update on the Investment Adviser’s soft dollars practices (with respect to the Growth Opportunities Fund), other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(m)	the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

(n)	the nature and quality of the services provided to the Funds by their unaffiliated service providers (including the Sub-Adviser for the Equity Index Fund), and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreements; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds’ Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent, and Quality of the Services Provided Under the Management Agreements

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services (including, with respect to the Equity Index Fund, the Investment Adviser’s oversight of the Sub-Adviser) that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2014, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2015. The information on each Fund’s investment performance was provided for the one-, three-, and five-year periods ending on the applicable dates. The Trustees also reviewed each Fund’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Core Fixed Income, Growth Opportunities and High Quality Floating Rate Funds’ performance to that of composites of accounts with comparable investment strategies managed by the Investment Adviser having comparable investment characteristics.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Core Fixed Income Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group and had underperformed the Fund’s benchmark index for the one-year period ended March 31, 2015. They also considered that the Core Fixed Income Fund’s Institutional Shares had launched on April 30, 2013, and noted that the Fund’s Service Shares had placed in the top half of the Fund’s peer group and had outperformed the Fund’s benchmark index for the three- and five-year periods ended March 31, 2015. They also observed that the Equity Index Fund’s Service Shares had placed in the second quartile of the Fund’s peer group and had underperformed the Fund’s benchmark index by an amount approximately equal to Fund fees and expenses for the one-, three-, and five-year periods ended March 31, 2015. The Trustees noted that the Growth Opportunities Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group and had underperformed the Fund’s benchmark index for the one-year period ended March 31, 2015. They also considered that the Growth Opportunities Fund’s Institutional Shares had launched on April 30, 2013, and noted that the Fund’s Service Shares had placed in the top half of the Fund’s peer group for the three-year period and in the third quartile for the five-year period, and had underperformed the Fund’s benchmark index for the three- and five-year periods ended March 31, 2015. The Trustees also noted that the Growth Opportunities Fund had experienced certain portfolio management changes in February 2015. The Trustees observed that the High Quality Floating Rate Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one-year period ended March 31, 2015.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Agreements and the fee rates payable by each Fund under its respective Management Agreement and, with respect to the Equity Index Fund, payable by the Investment Adviser under the Sub-Advisory Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints (as applicable) to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fees (with respect to the Equity Index, Growth Opportunities, and High Quality Floating Rate Funds) and to limit certain expenses of the Funds that exceed specified levels, as well as the undertaking of Goldman Sachs to waive a portion of the distribution and service fees payable by the Growth Opportunities Fund’s Service Shares. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Growth Opportunities Fund that would have the effect of lowering total Fund expenses, with such changes taking effect in connection with the Fund’s next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

allocation methodology and profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2014 and 2013, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Core Fixed Income, Growth Opportunities, and High Quality Floating Rate Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Core Fixed Income Fund	Growth Opportunities Fund	High Quality Floating Rate Fund
First $1 billion	0.40%	1.00%	0.40%
Next $1 billion	0.36	1.00	0.36
Next $3 billion	0.34	0.90	0.34
Next $3 billion	0.33	0.86	0.33
Over $8 billion	0.32	0.84	0.32

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fees (with respect to the Equity Index, Growth Opportunities, and High Quality Floating Rate Funds) and to limit certain expenses of each of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

With respect to the Equity Index Fund, the Trustees noted that, while its Management Agreement did not have breakpoints, the Investment Adviser had agreed to waive a portion of its management fee in order to achieve the following effective annual rates: 0.21% on the first $400 million of average daily net assets and 0.20% of average daily net assets in excess of $400 million. The Trustees noted that, in addition to the Investment Adviser’s management fee waiver mentioned above, the Fund’s total expenses were further reduced by the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities transactions on behalf of the Equity Funds and futures transactions on behalf of each of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Growth Opportunities Fund; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Agreements, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreements should be approved and continued with respect to each Fund until June 30, 2016.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Sub-Advisory Agreement with for the Equity Index Fund

Nature, Extent and Quality of the Services Provided Under the Sub-Advisory Agreement and Investment Performance

In evaluating the Sub-Advisory Agreement, the Trustees relied upon materials furnished and presentations made by the Investment Adviser and the Sub-Adviser. In evaluating the nature, extent and quality of services provided by the Sub-Adviser, the Trustees considered information on the services provided to the Equity Index Fund by the Sub-Adviser, including information about the Sub-Adviser’s (a) personnel and organizational structure; (b) experience in index investing and track record in tracking the performance of the Fund’s benchmark in line with the investment objective of the Fund; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. The Trustees noted that the Fund had commenced operations in January 2006, and reviewed the Fund’s operations and investment performance since its inception. The Trustees reviewed the services provided to the Fund under the Sub-Advisory Agreement. They noted that the Service Shares of the Fund had placed in the second quartile of the Fund’s peer group and had underperformed its benchmark index by an amount approximately equal to Fund fees and expenses for the one-, three-, and five-year periods ended March 31, 2015.

Costs of Services Provided

The Trustees reviewed the terms of the Sub-Advisory Agreement, including the fee schedule for the Sub-Adviser. They considered the breakpoints in the sub-advisory fee rate payable under the Sub-Advisory Agreement at the following annual percentage rates of the average daily net assets of the Fund:

Average Daily Net Assets	Sub-Advisory Fee Annual Rate
First $50 Million	0.030%
Next $200 Million	0.020%
Next $750 Million	0.010%
Over $1 Billion	0.008%

The Trustees noted that the Sub-Adviser’s compensation is paid by the Investment Adviser, not by the Fund, and that the retention of the Sub-Adviser does not increase the fees incurred by the Fund for advisory services. They noted that the Investment Adviser believes that the relationship between the management fees paid by the Fund and the sub-advisory fees paid by the Investment Adviser is appropriate given the level of services the Investment Adviser provides to the Fund and the significant differences in cost drivers and risks associated with the respective services offered by the Investment Adviser and the Sub-Adviser, as well as the management fee waivers and expense limitations that substantially reduce the fees retained by the Investment Adviser.

Conclusion

After deliberation and consideration of the information provided, the Trustees concluded that the sub-advisory fee to be paid by the Investment Adviser to the Sub-Adviser with respect to the Equity Index Fund is reasonable in light of the services to be provided by the Sub-Adviser and the Fund’s reasonably foreseeable asset levels, and that the Sub-Advisory Agreement should be approved and continued with respect to the Equity Index Fund until June 30, 2016.

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Kathryn A. Cassidy	Scott M. McHugh, Principal Financial Officer
John P. Coblentz, Jr.	and Treasurer
Diana M. Daniels	Caroline L. Kraus, Secretary
Joseph P. LoRusso
Herbert J. Markley
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel
Roy W. Templin
Gregory G. Weaver

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York,

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of June 30, 2015 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust Funds.

© 2015 Goldman Sachs. All rights reserved.

VITMLTISAR-15/168255.MF.MED.TMPL/8/2015

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Small Cap Equity Insights Fund

Semi-Annual Report

June 30, 2015

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectuses.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Small Cap Equity Insights Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Small Cap Equity Insights Fund invests primarily in a broadly diversified portfolio of equity investments in small-capitalization U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Small Cap Equity Insights Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2015 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated cumulative total returns of 4.32% and 4.12%, respectively. These returns compare to the 4.75% cumulative total return of the Fund’s benchmark, the Russell 2000® Index (with dividends reinvested) (the “Russell Index”) during the same time period.

What economic and market factors most influenced the equity markets as a whole during the annual period?

Representing the U.S. equity market, the S&P 500® Index gained 1.23% during the Reporting Period. While representing the S&P 500® Index’s softest first-half performance since 2010, the modest gain still marked 10 consecutive calendar quarters of positive returns for U.S. large-cap stocks.

Economic data generally improved during the Reporting Period. First quarter 2015 U.S. Gross Domestic Product (“GDP”) came in weaker than expected, though many of the contributing factors were deemed temporary, such as severe winter weather and a port strike on the west coast. Importantly, unemployment continued to steadily fall, reaching a low of 5.4%, and the housing market continued to improve. Consumer spending was slightly softer than expected early in the Reporting Period, but progressively bettered, with strong retail sales growth and robust auto sales in May 2015. Given this economic backdrop, sector performance within the S&P 500® Index was widely divergent during the Reporting Period, with five sectors posting positive returns and five posting negative returns.

Throughout the Reporting Period, markets focused on the timing of the first interest rate increase by the U.S. Federal Reserve (the “Fed”) since 2006. Given the unexpectedly weak economy in the first quarter of 2015, many market participants extended their forecasts for an initial rate hike, or “lift-off”, from September 2015 to December 2015. As many investors expect high yielding stocks, many of which have high valuations, to perform poorly when interest rates begin to increase again, utilities was the worst performing sector in the S&P 500® Index during the Reporting Period.

The West Texas Intermediate (“WTI”) crude oil benchmark price fell from a high of $107 per barrel in June 2014 to a low of $43 per barrel in March 2015 before rebounding to almost $60 per barrel by the end of April 2015 and remaining around that level for the rest of the Reporting Period. In turn, the energy sector within the S&P 500® Index declined on the commodity price weakness from early in the year.

Market participants perceived the combination of lower energy prices, better employment prospects and an improving housing market as beneficial for consumers. Thus, stocks of many consumer companies rose in anticipation of increasing consumption, and the consumer discretionary sector in the S&P 500® Index notably outperformed during the Reporting Period. Health care was the best performing sector in the S&P 500® Index during the Reporting Period, as many companies have been meeting or beating earnings estimates, and merger and acquisition activity remained robust. The heavily weighted health care sector was the largest positive contributor (weight times performance) to S&P 500® Index returns.

While returns overall were muted, most segments of the U.S. equity market advanced during the Reporting Period, with small-cap stocks, as measured by the Russell® Index, gaining most, followed by mid-cap stocks and then large-cap stocks, as measured by the Russell Midcap® Index and Russell 1000® Index, respectively. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the Russell Investments indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

During the Reporting Period, stock selection driven by our quantitative model and three of its six investment themes contributed positively to relative returns, but the Fund underperformed the Russell Index, albeit modestly, after fees and expenses. During the Reporting Period, certain stock positions detracted from the Fund’s relative performance.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

What impact did the Fund’s investment themes have on performance during the Reporting Period?

As expected, and in keeping with our investment approach, our quantitative model and its six investment themes — Valuation, Profitability, Quality, Management, Momentum and Sentiment — had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, three of our six investment themes contributed positively to the Fund’s relative performance. The Sentiment theme contributed most positively to relative performance, followed by Momentum and Profitability. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Profitability theme assesses whether a company is earning more than its cost of capital.

The Fund’s Valuation theme detracted most from the Fund’s relative performance, followed by Quality and Management. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Quality theme assesses both firm and financial quality. The Management theme assesses the characteristics, policies and strategic decisions of company management.

How did the Fund’s sector and industry allocations affect relative performance?

In constructing the Fund’s portfolio, we focus on picking stocks rather than making industry or sector bets. Consequently, the Fund is similar to its benchmark, the Russell Index, in terms of its sector allocation and style. We manage the Fund’s industry and sector exposure by including industry factors in our risk model and by explicitly penalizing industry and sector deviations from the benchmark index in optimization. Sector weights or changes in weights generally do not have a meaningful impact on relative performance.

Did stock selection help or hurt Fund performance during the Reporting Period?

We seek to outpace the Russell Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with more favorable Momentum characteristics than the benchmark index. During the Reporting Period, stock selection overall contributed positively to the Fund’s relative performance.

Security selection in the energy, industrials and health care sectors contributed most positively to the Fund’s relative returns. Stock selection in the financials, consumer discretionary and information technology sectors dampened the Fund’s results relative to the Russell Index.

Which individual positions detracted from the Fund’s results during the Reporting Period?

Detracting most from the Fund’s results relative to its benchmark index were overweight positions in specialty pharmaceuticals firm Infinity Pharmaceuticals, Oriental Bank’s holding company OFG Bancorp and pawn shop operator Ezcorp. The Fund was overweight Infinity Pharmaceuticals due to our positive views on Quality and Sentiment. Our positive views on Quality and Value led us to overweight OFG Bancorp and Ezcorp.

Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

The Fund benefited most from overweight positions in biopharmaceutical company Dyax and biotechnology companies Repligen and Ligand Pharmaceuticals. We chose to overweight Dyax and Repligen because of our positive views on Momentum and Sentiment. The Fund was overweight Ligand Pharmaceuticals due to our positive views on Profitability and Value.

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures contracts, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of stock futures.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Did you make any enhancements to your quantitative models during the Reporting Period?

We continuously look for ways to improve our investment process. We made no significant changes to our quantitative models during the first quarter of 2015. In the second quarter of 2015, we made a number of enhancements across a variety of investment themes. First, we made two enhancements to our Sentiment theme. The first enhancement was in the U.S., Europe and Japan investment regions, where we introduced a signal that uses the credit default swap (“CDS”) spread of a company as an early indicator of potential stock price swings. We use data on single-name CDS spreads for more than 300 companies on a daily basis to arrive at our views. The second enhancement was in the U.S. investment region, where we introduced a signal that uses stock options data of a company as a potential indicator of stock mispricing. Due to fewer restrictions on leverage and short-selling, options markets typically incorporate information more efficiently than equity markets. Due to the broad availability of options data on U.S. equities, we can form views on the majority of stocks in our investment universe using this signal.

We also enhanced our Profitability theme in the U.S. by introducing a signal that analyzes web traffic data of companies to provide an insight into future revenues. We analyze this information for more than 1,700 stocks in the U.S., spanning across various sectors.

Additionally, we expanded the scope of signals within our global linkages theme. We extended an economic linkage signal, which analyzes patent data, from the U.S. and Japan to Europe. We analyze more than 3.5 million patents globally to establish the economic linkages between companies in various industries. We believe these linkages help predict price movements across similar companies more accurately.

What was the Fund’s sector positioning relative to its benchmark index at the end of the Reporting Period?

As of June 30, 2015, the Fund was overweight the consumer discretionary, health care, industrials and energy sectors relative to the Russell Index. The Fund was underweight utilities, consumer staples and financials and was rather neutrally weighted in materials, telecommunication services and information technology compared to the benchmark index on the same date.

What is your strategy going forward for the Fund?

Looking ahead, we continue to believe that less expensive stocks should outpace more expensive stocks, and stocks with good momentum are likely to outperform those with poor momentum. We intend to maintain our focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

4

FUND BASICS

Small Cap Equity Insights Fund

as of June 30, 2015

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	7.34%	17.50%	6.37%	6.66%	2/13/98
Service	7.01	17.22	N/A	7.31	8/31/07

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.83%	1.04%
Service	1.08	1.29

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP 10 HOLDINGS AS OF 6/30/153,4

Holding	% of Net Assets	Line of Business
Jack in the Box, Inc.	0.8%	Consumer Services
Dyax Corp.	0.8	Pharmaceuticals, Biotechnology & Life Sciences
Delek US Holdings, Inc.	0.8	Energy
Papa John’s International, Inc.	0.8	Consumer Services
Argo Group International Holdings Ltd.	0.8	Insurance
Prosperity Bancshares, Inc.	0.8	Banks
Sunstone Hotel Investors, Inc.	0.8	Real Estate Investment Trust
Cantel Medical Corp.	0.8	Health Care Equipment & Services
NuVasive, Inc.	0.8	Health Care Equipment & Services
CVB Financial Corp.	0.8	Banks

[3]	The top 10 holdings may not be representative of the Fund’s future investments.
[4]	The Fund’s overall top ten holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Money Market Fund (a securities lending reinvestment vehicle) which represents 2.6% of the Fund’s net assets as of 6/30/2015.

5

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS5

As of June 30, 2015

[5]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds held by the Fund, if any, are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 2.6% of the Fund’s net assets at June 30, 2015. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments

June 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – 97.5%
Automobiles & Components – 1.5%
19,086	Cooper Tire & Rubber Co.	$645,680
35,658	Modine Manufacturing Co.*	382,610
15,852	Stoneridge, Inc.*	185,627
13,506	Tower International, Inc.*	351,831

		1,565,748

Banks – 5.5%
4,876	1st Source Corp.	166,369
1,335	Banner Corp.	63,987
8,695	Beneficial Bancorp, Inc.*	108,601
60,395	Brookline Bancorp, Inc.(a)	681,860
24,226	Central Pacific Financial Corp.	575,367
45,065	CVB Financial Corp.	793,595
2,114	Dime Community Bancshares, Inc.	35,811
25,165	First Interstate Bancsystem, Inc. Class A	698,077
1,896	First Merchants Corp.	46,831
3,825	First Midwest Bancorp, Inc.	72,560
11,325	Hilltop Holdings, Inc.*	272,819
8,092	National Penn Bancshares, Inc.	91,278
2,916	Northfield Bancorp, Inc.	43,886
41,915	OFG Bancorp(b)	447,233
15,609	Oritani Financial Corp.	250,524
12,516	PrivateBancorp, Inc.	498,387
14,144	Prosperity Bancshares, Inc.	816,675
870	ServisFirst Bancshares, Inc.	32,686
1,537	Trustmark Corp.	38,394

		5,734,940

Capital Goods – 9.0%
27,208	Aegion Corp.*	515,320
21,571	Aircastle Ltd.	489,015
1,713	Albany International Corp. Class A	68,177
6,659	Altra Industrial Motion Corp.	180,992
9,324	American Woodmark Corp.*	511,421
2,729	Apogee Enterprises, Inc.	143,655
17,596	Barnes Group, Inc.	686,068
9,885	Blount International, Inc.	107,944
1,804	Briggs & Stratton Corp.	34,745
1,147	CLARCOR, Inc.	71,389
2,024	Comfort Systems USA, Inc.	46,451
20,305	Continental Building Products, Inc.*	430,263
4,999	Cubic Corp.	237,853
2,960	Curtiss-Wright Corp.	214,422
9,176	DigitalGlobe, Inc.*	255,001
6,629	Ducommun, Inc.*	170,167
16,377	EMCOR Group, Inc.	782,329
18,211	Federal Signal Corp.	271,526
71,645	GrafTech International Ltd.*	355,359
5,787	Granite Construction, Inc.	205,496
7,339	Hillenbrand, Inc.	225,307
6,658	Hyster-Yale Materials Handling, Inc.	461,266
1,018	John Bean Technologies Corp.	38,267
5,240	Kadant, Inc.	247,328

Common Stocks – (continued)
Capital Goods – (continued)
20,835	LSI Industries, Inc.	$194,599
9,579	Miller Industries, Inc.	191,101
7,177	Moog, Inc. Class A*	507,270
5,763	Mueller Industries, Inc.	200,091
2,982	Polypore International, Inc.*	178,562
2,179	Quanex Building Products Corp.	46,696
4,731	Simpson Manufacturing Co., Inc.	160,854
1,718	TriMas Corp.*	50,853
2,380	Tutor Perini Corp.*	51,360
11,048	Universal Forest Products, Inc.	574,828
45,911	Wabash National Corp.*	575,724

		9,481,699

Commercial & Professional Services – 4.1%
11,013	CDI Corp.	143,169
1,709	Essendant, Inc.	67,078
8,870	G&K Services, Inc. Class A	613,272
8,302	Heidrick & Struggles International, Inc.	216,516
13,204	Insperity, Inc.	672,084
38,104	Kimball International, Inc. Class B	463,345
22,326	Korn/Ferry International	776,275
1,106	Multi-Color Corp.	70,651
30,097	Quad/Graphics, Inc.	557,095
27,613	RPX Corp.*	466,660
1,754	TriNet Group, Inc.*	44,464
2,349	TrueBlue, Inc.*	70,235
3,577	WageWorks, Inc.*	144,690

		4,305,534

Consumer Durables & Apparel – 2.5%
11,175	Callaway Golf Co.	99,905
9,092	Cavco Industries, Inc.*	685,900
2,729	CSS Industries, Inc.	82,552
23,571	Ethan Allen Interiors, Inc.	620,860
5,264	Helen of Troy Ltd.*	513,187
10,890	Universal Electronics, Inc.*	542,758
3,522	Wolverine World Wide, Inc.	100,307

		2,645,469

Consumer Services – 9.0%
20,181	Apollo Education Group, Inc.*	259,931
13,868	BJ’s Restaurants, Inc.*	671,905
31,848	Bloomin’ Brands, Inc.	679,955
23,211	Boyd Gaming Corp.*	347,004
19,200	Bridgepoint Education, Inc.*	183,552
2,493	Capella Education Co.	133,799
2,430	Cracker Barrel Old Country Store, Inc.(b)	362,459
49,876	Denny’s Corp.*	579,060
9,757	Jack in the Box, Inc.	860,177
29,727	K12, Inc.*	376,047
6,862	Marriott Vacations Worldwide Corp.	629,589
10,912	Papa John’s International, Inc.	825,056
17,782	Pinnacle Entertainment, Inc.*	662,913
34,986	Regis Corp.*	551,379

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Consumer Services – (continued)
31,899	SeaWorld Entertainment, Inc.	$588,218
24,284	Sonic Corp.	699,379
913	Steiner Leisure Ltd.*	49,101
3,091	Strayer Education, Inc.*	133,222
16,157	Texas Roadhouse, Inc.	604,757
2,564	Vail Resorts, Inc.	279,989

		9,477,492

Diversified Financials – 3.1%
26,922	Cash America International, Inc.	705,087
677	Diamond Hill Investment Group, Inc.	135,170
3,741	Enova International, Inc.*	69,882
12,846	Evercore Partners, Inc. Class A	693,170
51,266	Ezcorp, Inc. Class A*	380,907
7,394	GAMCO Investors, Inc. Class A	508,042
22,224	Investment Technology Group, Inc.	551,155
3,824	World Acceptance Corp.*(b)	235,214

		3,278,627

Energy – 4.8%
39,079	Alon USA Energy, Inc.	738,593
6,321	Bill Barrett Corp.*(b)	54,297
4,468	Contango Oil & Gas Co.*	54,822
22,564	Delek US Holdings, Inc.	830,807
30,127	Forum Energy Technologies, Inc.*	610,976
24,484	Green Plains, Inc.	674,534
43,459	Key Energy Services, Inc.*	78,226
12,729	Oil States International, Inc.*	473,901
21,040	Peabody Energy Corp.	46,078
50,549	Pioneer Energy Services Corp.*	320,481
5,780	REX American Resources Corp.*	367,839
17,465	Western Refining, Inc.	761,823

		5,012,377

Food, Beverage & Tobacco – 0.7%
12,685	Darling Ingredients, Inc.*	185,962
6,399	Dean Foods Co.	103,472
4,860	Lancaster Colony Corp.	441,531

		730,965

Health Care Equipment & Services – 7.3%
715	Analogic Corp.	56,413
440	Atrion Corp.	172,616
15,015	Cantel Medical Corp.	805,855
3,499	Computer Programs & Systems, Inc.(b)	186,917
812	Cyberonics, Inc.*	48,282
13,239	Greatbatch, Inc.*	713,847
7,557	ICU Medical, Inc.*	722,903
15,696	Invacare Corp.	339,504
10,347	Magellan Health, Inc.*	725,014
5,690	Meridian Bioscience, Inc.	106,062
7,138	Merit Medical Systems, Inc.*	153,753
2,957	Molina Healthcare, Inc.*	207,877
18,154	Natus Medical, Inc.*	772,634

Common Stocks – (continued)
Health Care Equipment & Services – (continued)
16,954	NuVasive, Inc.*	$803,281
6,852	NxStage Medical, Inc.*	97,881
2,265	Omnicell, Inc.*	85,413
4,675	Orthofix International NV*	154,836
3,895	Quality Systems, Inc.	64,540
10,885	Thoratec Corp.*	485,144
12,561	Triple-S Management Corp. Class B*	322,315
6,799	WellCare Health Plans, Inc.*	576,759
2,764	Zeltiq Aesthetics, Inc.*	81,455

		7,683,301

Household & Personal Products – 0.2%
1,599	USANA Health Sciences, Inc.*	218,519

Insurance – 2.4%
23,659	American Equity Investment Life Holding Co.	638,320
14,745	Argo Group International Holdings Ltd.	821,297
12,539	Maiden Holdings Ltd.	197,865
2,828	Selective Insurance Group, Inc.	79,325
32,570	Symetra Financial Corp.	787,217

		2,524,024

Materials – 4.6%
16,836	A. Schulman, Inc.	736,070
1,543	Balchem Corp.	85,976
21,284	Berry Plastics Group, Inc.*	689,602
2,174	Carpenter Technology Corp.	84,090
8,870	FutureFuel Corp.	114,157
3,545	Globe Specialty Metals, Inc.	62,746
10,713	Innophos Holdings, Inc.	563,932
3,135	KapStone Paper and Packaging Corp.	72,481
18,551	Materion Corp.	653,923
12,123	OM Group, Inc.	407,333
6,471	P.H. Glatfelter Co.	142,297
4,355	PolyOne Corp.	170,585
2,641	Rayonier Advanced Materials, Inc.	42,943
17,540	RTI International Metals, Inc.*	552,861
25,163	Schnitzer Steel Industries, Inc. Class A	439,598
665	Sensient Technologies Corp.	45,446

		4,864,040

Media – 0.1%
8,061	Entercom Communications Corp. Class A*	92,056
7,679	Harte-Hanks, Inc.	45,767

		137,823

Pharmaceuticals, Biotechnology & Life Sciences – 10.3%
1,115	Acceleron Pharma, Inc.*	35,279
10,899	Acorda Therapeutics, Inc.*	363,264
75,721	Array BioPharma, Inc.*(b)	545,948
1,089	Cambrex Corp.*	47,851
17,115	Catalent, Inc.*	501,983

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
31,589	Dyax Corp.*	$837,108
23,024	Emergent Biosolutions, Inc.*	758,641
20,774	Genomic Health, Inc.*	577,309
23,929	Halozyme Therapeutics, Inc.*	540,317
7,918	ImmunoGen, Inc.*	113,861
2,037	Impax Laboratories, Inc.*	93,539
46,215	Infinity Pharmaceuticals, Inc.*	506,054
50,546	Ironwood Pharmaceuticals, Inc.*	609,594
7,529	Ligand Pharmaceuticals, Inc.*	759,676
1,429	NewLink Genetics Corp.*	63,262
11,395	Ophthotech Corp.*	593,224
71,218	Orexigen Therapeutics, Inc.*(b)	352,529
5,410	Pacira Pharmaceuticals, Inc.*	382,595
10,916	PAREXEL International Corp.*	702,008
1,234	Phibro Animal Health Corp. Class A	48,052
13,535	Prestige Brands Holdings, Inc.*	625,858
17,154	Repligen Corp.*	707,945
1,856	Sage Therapeutics, Inc.*	135,488
24,499	Sagent Pharmaceuticals, Inc.*	595,571
25,949	Sciclone Pharmaceuticals, Inc.*	254,819
5,704	Sucampo Pharmaceuticals, Inc. Class A*	93,717

		10,845,492

Real Estate – 0.3%
4,286	Alexander & Baldwin, Inc.	168,868
3,050	Marcus & Millichap, Inc.*	140,727

		309,595

Real Estate Investment Trust – 10.4%
18,733	American Assets Trust, Inc.	734,521
6,237	American Capital Mortgage Investment Corp.	99,730
115,864	Anworth Mortgage Asset Corp.	571,210
15,409	CoreSite Realty Corp.	700,185
63,387	Cousins Properties, Inc.	657,957
31,696	CubeSmart	734,079
23,294	CyrusOne, Inc.	686,008
17,121	DCT Industrial Trust, Inc.	538,284
28,746	DiamondRock Hospitality Co.	368,236
20,996	DuPont Fabros Technology, Inc.	618,332
22,799	FelCor Lodging Trust, Inc.	225,254
9,610	First Industrial Realty Trust, Inc.	179,995
8,396	Getty Realty Corp.	137,359
14,925	Hatteras Financial Corp.	243,278
22,141	Hudson Pacific Properties, Inc.	628,140
42,000	Invesco Mortgage Capital, Inc.	601,440
9,558	Kite Realty Group Trust	233,884
3,675	Pebblebrook Hotel Trust	157,584
9,212	PS Business Parks, Inc.	664,646
2,333	Redwood Trust, Inc.	36,628
13,667	Rouse Properties, Inc.(b)	223,456
7,852	Strategic Hotels & Resorts, Inc.*	95,166
53,787	Sunstone Hotel Investors, Inc.	807,343

Common Stocks – (continued)
Real Estate Investment Trust – (continued)
18,060	The Geo Group, Inc.	$616,930
27,703	Western Asset Mortgage Capital Corp.(b)	409,173

		10,968,818

Retailing – 3.7%
14,348	Express, Inc.*	259,842
9,175	Genesco, Inc.*	605,825
23,299	Haverty Furniture Companies, Inc.	503,724
4,409	Lands’ End, Inc.*	109,476
3,778	Nutrisystem, Inc.	93,997
3,319	Party City Holdco, Inc.*	67,276
9,719	Rent-A-Center, Inc.	275,534
25,197	Select Comfort Corp.*	757,674
1,947	Sonic Automotive, Inc. Class A	46,397
11,646	Stage Stores, Inc.	204,154
16,157	The Cato Corp. Class A	626,245
14,446	Zumiez, Inc.*	384,697

		3,934,841

Semiconductors & Semiconductor Equipment – 3.3%
8,644	Amkor Technology, Inc.*	51,691
12,515	Cabot Microelectronics Corp.*	589,582
4,470	Cirrus Logic, Inc.*	152,114
23,076	Diodes, Inc.*	556,362
32,103	Integrated Device Technology, Inc.*	696,635
21,515	Microsemi Corp.*	751,949
22,100	OmniVision Technologies, Inc.*	578,910
2,572	Power Integrations, Inc.	116,203

		3,493,446

Software & Services – 7.4%
13,521	Blucora, Inc.*	218,364
21,257	Constant Contact, Inc.*	611,351
4,212	CSG Systems International, Inc.	133,352
69,164	EarthLink Holdings Corp.	518,039
717	Envestnet, Inc.*	28,988
10,307	GrubHub, Inc.*	351,160
4,043	Imperva, Inc.*	273,711
12,250	LogMeIn, Inc.*	790,003
19,972	ManTech International Corp. Class A	579,188
19,803	Marchex, Inc. Class B	98,025
3,653	MicroStrategy, Inc. Class A*	621,302
4,417	Monotype Imaging Holdings, Inc.	106,494
11,704	Monster Worldwide, Inc.*	76,544
11,921	NetScout Systems, Inc.*(b)	437,143
19,697	Pegasystems, Inc.	450,864
25,623	Progress Software Corp.*	704,633
7,763	QAD, Inc. Class A	205,176
1,870	RetailMeNot, Inc.*	33,342
19,860	Sykes Enterprises, Inc.*	481,605
8,937	TeleTech Holdings, Inc.	242,014
30,219	Web.com Group, Inc.*	731,904
1,734	Wix.com Ltd.*	40,957

		7,734,159

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Technology Hardware & Equipment – 5.3%
29,704	Benchmark Electronics, Inc.*	$646,953
8,863	Calix, Inc.*	67,447
7,225	Coherent, Inc.*	458,643
54,071	Harmonic, Inc.*	369,305
6,175	II-VI, Inc.*	117,201
28,578	Kimball Electronics, Inc.*	416,953
16,828	Methode Electronics, Inc.	461,929
11,684	NETGEAR, Inc.*	350,754
9,016	OSI Systems, Inc.*	638,243
3,028	Plexus Corp.*	132,869
53,775	Polycom, Inc.*	615,186
40,036	QLogic Corp.*	568,111
30,502	Sanmina Corp.*	614,920
15,304	TTM Technologies, Inc.*	152,887

		5,611,401

Telecommunication Services – 0.5%
11,582	Spok Holdings, Inc.	195,041
53,709	Vonage Holdings Corp.*	263,711
13,610	Windstream Holdings, Inc.	86,832

		545,584

Transportation – 1.0%
10,144	Air Transport Services Group, Inc.*	106,411
4,970	ArcBest Corp.	158,046
11,374	Atlas Air Worldwide Holdings, Inc.*	625,115
4,519	Hawaiian Holdings, Inc.*	107,326

		996,898

Utilities – 0.5%
13,840	California Water Service Group	316,244
9,384	Talen Energy Corp.*	161,029

		477,273

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $94,883,892)		$102,578,065

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(c)(d) – 2.6%
Goldman Sachs Financial Square Money Market Fund — FST Shares
2,777,332	0.090%	$2,777,332
(Cost $2,777,332)

TOTAL INVESTMENTS – 100.1%
(Cost $97,661,224)		$105,355,397

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(141,945)

NET ASSETS – 100.0%		$105,213,452

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	All or a portion of security is on loan.
(c)	Represents an affiliated issuer.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2015.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Russell 2000 Mini Index	13	September 2015	$1,625,520	$(20,130)

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets:
Investments in unaffiliated issuers, at value (cost $94,883,892)(a)	$102,578,065
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	2,777,332
Cash	1,845,734
Receivables:
Investments sold	12,971,841
Dividends	135,887
Reimbursement from investment adviser	17,175
Fund shares sold	14,529
Securities lending income	1,871
Variation margin on certain derivative contracts	6,380
Total assets	120,348,814

Liabilities:
Payables:
Investments purchased	11,988,351
Payable upon return of securities loaned	2,777,332
Fund shares redeemed	221,274
Management fees	79,777
Distribution and Service fees and Transfer Agent fees	6,350
Accrued expenses	62,278
Total liabilities	15,135,362

Net Assets:
Paid-in capital	86,374,603
Undistributed net investment income	491,018
Accumulated net realized gain	10,673,788
Net unrealized gain	7,674,043
NET ASSETS	$105,213,452
Net Assets:
Institutional	$83,411,930
Service	21,801,522
Total Net Assets	$105,213,452
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	5,849,092
Service	1,539,390
Net asset value, offering and redemption price per share:
Institutional	$14.26
Service	14.16

(a) Includes loaned securities having a market value of $2,679,810.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

Investment income:
Dividends (net of foreign taxes withheld of $892)	$779,359
Securities lending income — affiliated issuer	20,695
Total investment income	800,054

Expenses:
Management fees	411,205
Professional fees	36,091
Printing and mailing costs	28,739
Distribution and Service fees — Service Class	28,635
Custody, accounting and administrative services	25,133
Transfer Agent fees(a)	10,965
Trustee fees	1,093
Other	1,628
Total expenses	543,489
Less — expense reductions	(69,877)
Net expenses	473,612
NET INVESTMENT INCOME	326,442

Realized and unrealized gain (loss):
Net realized gain from:
Investments	8,613,403
Futures contracts	99,125
Net change in unrealized loss on:
Investments	(4,228,902)
Futures contracts	(67,666)
Net realized and unrealized gain	4,415,960
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,742,402

(a) Institutional and Service Shares had Transfer Agent fees of $8,674 and $2,291, respectively.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2015 (Unaudited)	For the Fiscal Year Ended December 31, 2014

From operations:
Net investment income	$326,442	$543,340
Net realized gain	8,712,528	14,149,077
Net change in unrealized loss	(4,296,568)	(7,791,415)
Net increase in net assets resulting from operations	4,742,402	6,901,002

Distributions to shareholders:
From net investment income
Institutional Shares	—	(647,639)
Service Shares	—	(120,277)
From net realized gains
Institutional Shares	—	(12,160,677)
Service Shares	—	(3,387,666)
Total distributions to shareholders	—	(16,316,259)

From share transactions:
Proceeds from sales of shares	15,089,287	16,974,960
Reinvestment of distributions	—	16,316,259
Cost of shares redeemed	(27,404,607)	(35,135,496)
Net decrease in net assets resulting from share transactions	(12,315,320)	(1,844,277)
TOTAL DECREASE	(7,572,918)	(11,259,534)

Net assets:

Beginning of period	112,786,370	124,045,904
End of period	$105,213,452	$112,786,370
Undistributed net investment income	$491,018	$164,576

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations					Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain		Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2015 - Institutional	$13.67	$0.05	(d)	$0.54		$0.59	$—	$—	$—	$14.26	4.32%		$83,412	0.81	%(e)	0.94	%(e)	0.65	%(d)(e)	65%
2015 - Service	13.60	0.03	(d)	0.53		0.56	—	—	—	14.16	4.12		21,802	1.06	(e)	1.19	(e)	0.40	(d)(e)	65

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2014 - Institutional	15.07	0.08		0.90		0.98	(0.12)	(2.26)	(2.38)	13.67	6.93		89,043	0.83		1.04		0.53		119
2014 - Service	15.00	0.04		0.90		0.94	(0.08)	(2.26)	(2.34)	13.60	6.69		23,744	1.08		1.29		0.28		119
2013 - Institutional	12.71	0.11		4.37		4.48	(0.16)	(1.96)	(2.12)	15.07	35.62		98,114	0.82		0.98		0.77		152
2013 - Service	12.65	0.08		4.34		4.42	(0.11)	(1.96)	(2.07)	15.00	35.38		25,932	1.07		1.23		0.52		152
2012 - Institutional	11.40	0.19	(f)	1.27	(g)	1.46	(0.15)	—	(0.15)	12.71	12.79	(g)	82,961	0.81		0.97		1.55	(f)	95
2012 - Service	11.35	0.17	(f)	1.25	(g)	1.42	(0.12)	—	(0.12)	12.65	12.47	(g)	22,674	1.06		1.22		1.34	(f)	95
2011 - Institutional	11.42	0.06	(h)	0.02	(i)	0.08	(0.10)	—	(0.10)	11.40	0.67		87,956	0.83		0.99		0.55	(h)	33
2011 - Service	11.37	0.03	(h)	0.02	(i)	0.05	(0.07)	—	(0.07)	11.35	0.41		22,973	1.08		1.24		0.30	(h)	33
2010 - Institutional	8.82	0.08	(j)	2.58		2.66	(0.06)	—	(0.06)	11.42	30.12		106,646	0.85		0.97		0.82	(j)	63
2010 - Service	8.78	0.06	(j)	2.56		2.62	(0.03)	—	(0.03)	11.37	29.86		27,428	1.10		1.22		0.58	(j)	63

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.11% of average net assets.
(e)	Annualized.
(f)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.62% of average net assets.
(g)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.08 per share.
(h)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.21% of average net assets.
(i)	Reflects an increase of $0.02 due to payments received for class action settlements received this year.
(j)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.43% of average net assets.

The accompanying notes are an integral part of these financial statements.	14

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Small Cap Equity Insights Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or it is believed by the investment adviser to not represent fair value, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. These investments are generally classified as Level 2 of the fair value hierarchy.

Derivative contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C. Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of June 30, 2015:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$102,578,065	$—	$—
Securities Lending Reinvestment Vehicle	2,777,332	—	—
Total	$105,355,397	$—	$—

Derivative Type
Liabilities(b)
Futures Contracts	$(20,130)	$—	$—

(a)	Amount are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

4.     INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of June 30, 2015. These instruments were used to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Equity	—	$—	Variation margin on certain derivative contracts	$(20,130)(a)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2015. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$99,125	$(67,666)	8

(a)	Average number of contracts is based on the average of month end balances for the period ended June 30, 2015.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended June 30, 2015, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^
0.75%	0.68%	0.65%	0.64%	0.75%	0.70	%*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
*	GSAM has agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 30, 2016, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. The Effective Net Management Rate above is calculated based on the management rate before and after the waiver had been adjusted, if applicable. For the six months ended June 30, 2015, GSAM waived $27,414 of its management fee.

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.094%. The Other Expense limitation will remain in place through at least April 30, 2016, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the six months ended June 30, 2015, GSAM reimbursed $41,137 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the six months ended June 30, 2015, custody fee credits were $1,326.

E.  Line of Credit Facility — As of June 30, 2015, the Fund participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $115,000,000, for a total of up to $1,320,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2015, the Fund did not have any borrowings under the facility.

F.  Other Transactions with Affiliates — For the six months ended June 30, 2015, Goldman Sachs earned $284 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2015, were $69,828,020 and $79,136,769, respectively.

7.    SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

7.    SECURITIES LENDING (continued)

on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), an affiliated series of the Trust. The Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by GSAL to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, GSAL indemnifies the Funds by purchasing replacement securities at its expense, or paying the Funds an amount equal to the market value of the replacement securities, subject to an exclusion for any shortfalls resulting from a loss of value in the cash collateral pool due to reinvestment risk and a requirement that the Fund agrees to assign rights to the collateral to GSAL for purpose of using the collateral to cover purchase of replacement securities as more fully described in the Securities Lending Agency Agreement. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral is at least equal to the value of the cash received. The value of loaned securities and cash collateral at period end are disclosed in the Fund’s Statement of Assets and Liabilities.

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amounts earned by the Fund for the six months ended June 30, 2015, are reported under Investment Income on the Statement of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the six months ended June 30, 2015
Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs	Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of June 30, 2015
$2,248	$7,107	$130,625

The following table provides information about the Fund’s investment in the Money Market Fund for the six months ended June 30, 2015:

Number of Shares Held Beginning of Period	Shares Bought	Shares Sold	Number of Shares Held End of Period	Value at End of Period
6,925,868	22,276,460	(26,424,996)	2,777,332	$2,777,332

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

8.    TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2014, the Fund’s capital loss carryforwards and certain timing differences, on a tax-basis were as follows:

Timing difference (Relating to REIT Adjustments)	$40,745

As of June 30, 2015, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$97,754,120
Gross unrealized gain	13,689,633
Gross unrealized loss	(6,088,356)
Net unrealized security gain	$7,601,277

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts and differences in the tax treatment of passive foreign investment company investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2015 (Unaudited)		For the Fiscal Year Ended December 31, 2014
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	1,030,477	$14,792,635	1,123,938	$16,714,665
Reinvestment of distributions	—	—	960,144	12,808,316
Shares redeemed	(1,694,020)	(24,178,834)	(2,080,842)	(31,192,672)
	(663,543)	(9,386,199)	3,240	(1,669,691)
Service Shares
Shares sold	21,282	296,652	16,602	260,295
Reinvestment of distributions	—	—	264,351	3,507,943
Shares redeemed	(228,311)	(3,225,773)	(263,368)	(3,942,824)
	(207,029)	(2,929,121)	17,585	(174,586)
NET INCREASE (DECREASE)	(870,572)	$(12,315,320)	20,825	$(1,844,277)

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Fund Expenses — Six Month Period Ended June 30, 2015 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2015 through June 30, 2015, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 01/01/15	Ending Account Value 06/30/15		Expenses Paid for the 6 Months Ended 06/30/15*
Institutional
Actual	$1,000	$1,043.20		$4.10
Hypothetical 5% return	1,000	1,020.78	+	4.06
Service
Actual	1,000	1,041.20		5.36
Hypothetical 5% return	1,000	1,019.54	+	5.31

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.81% and 1.06% for the Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Small Cap Equity Insights Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2016 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 10-11, 2015 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. Such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding); sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of a group of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and its benchmark performance index, and general investment outlooks in the markets in which the Fund invests;
(c)	information provided by GSAM indicating GSAM’s views on whether a Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser to waive a portion of its management fee and to limit certain expenses of the Fund that exceed a specified level, and a summary of contractual fee reductions made by the Investment Adviser and/or its affiliates over the past several years with respect to the Fund;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2014, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2015. The information on the Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Fund’s portfolio management team to continue to enhance the investment model used in managing the Fund.

The Trustees observed that the Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, and five-year periods and in the fourth quartile for the ten-year period, and had outperformed the Fund’s benchmark index for the one- and five-year periods and underperformed the Fund’s benchmark index for the three- and ten-year periods ended March 31, 2015.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Fund that exceed a specified level. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2014 and 2013, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $2 billion	0.75%
Next $3 billion	0.68
Next $3 billion	0.65
Over $8 billion	0.64

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Fund’s cash collateral is invested; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

The Trustees also considered the benefits to GSAL and the Investment Adviser from the Fund’s ability to participate in the securities lending program and observed that, although the benefits to GSAL and the Investment Adviser were meaningful, the benefits to the Fund from its participation in the program were greater, as measured by the revenue received by the Fund in connection with the program.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2016.

28

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Kathryn A. Cassidy John P. Coblentz, Jr.	Scott M. McHugh, Principal Financial Officer and Treasurer
Diana M. Daniels	Caroline L. Kraus, Secretary
Joseph P. LoRusso
Herbert J. Markley
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel
Roy W. Templin
Gregory G. Weaver

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of June 30, 2015 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Small Cap Equity Insight Fund (formerly, Structured Small Cap Equity Fund).

© 2015 Goldman Sachs. All rights reserved.

VITSCSAR-15/168138.MF.MED.TMPL/8/2015

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Strategic Growth Fund

Semi-Annual Report

June 30, 2015

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectuses.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Growth Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Strategic Growth Fund invests primarily in U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Growth Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2015 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated cumulative total returns of 2.60% and 2.48%, respectively. These returns compare to the 3.96% cumulative total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P 500® Index gained 1.23% during the Reporting Period. While representing the S&P 500® Index’s softest first-half performance since 2010, the modest gain still marked 10 consecutive calendar quarters of positive returns for U.S. large-cap stocks.

Economic data generally improved during the Reporting Period. First quarter 2015 U.S. Gross Domestic Product (“GDP”) came in weaker than expected, though many of the contributing factors were deemed temporary, such as severe winter weather and a port strike on the west coast. Importantly, unemployment continued to steadily fall, reaching a low of 5.4%, and the housing market continued to improve. Consumer spending was slightly softer than expected early in the Reporting Period, but progressively bettered, with strong retail sales growth and robust auto sales in May 2015. Given this economic backdrop, sector performance within the S&P 500® Index was widely divergent during the Reporting Period, with five sectors posting positive returns and five posting negative returns.

Throughout the Reporting Period, markets focused on the timing of the first interest rate increase by the U.S. Federal Reserve (the “Fed”) since 2006. Given the unexpectedly weak economy in the first quarter of 2015, many market participants extended their forecasts for an initial rate hike, or “lift-off”, from September 2015 to December 2015. As many investors expect high yielding stocks, many of which have high valuations, to perform poorly when interest rates do begin to increase again, utilities was the worst performing sector in the S&P 500® Index during the Reporting Period.

The West Texas Intermediate (“WTI”) crude oil benchmark price fell from a high of $107 per barrel in June 2014 to a low of $43 per barrel in March 2015 before rebounding to almost $60 per barrel by the end of April 2015 and remaining around that level for the rest of the Reporting Period. In turn, the energy sector within the S&P 500® Index declined on the commodity price weakness from early in the year.

Market participants perceived the combination of lower energy prices, better employment prospects and an improving housing market as beneficial for consumers. Thus, stocks of many consumer companies rose in anticipation of increasing consumption, and the consumer discretionary sector in the S&P 500® Index notably outperformed during the Reporting Period. Health care was the best performing sector in the S&P 500® Index during the Reporting Period, as many companies have been meeting or beating earnings estimates, and merger and acquisition activity remained robust. The heavily weighted health care sector was the largest positive contributor (weight times performance) to S&P 500® Index returns.

While returns overall were muted, most segments of the U.S. equity market advanced during the Reporting Period, with small-cap stocks, as measured by the Russell 2000® Index, gaining most, followed by mid-cap stocks and then large-cap stocks, as measured by the Russell Midcap® Index and Russell 1000® Index, respectively. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the Russell Investments indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund’s underperformance relative to the Russell Index during the Reporting Period can be attributed primarily to stock selection overall. Sector allocation contributed positively, albeit modestly, to relative results.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Which equity market sectors most significantly affected Fund performance?

Detracting most from the Fund’s relative results during the Reporting Period was stock selection in the consumer staples, information technology and energy sectors. Partially offsetting such detractors was effective stock selection in the consumer discretionary and financials sector. Having no exposure to telecommunication services and an underweighted allocation to industrials, each of which lagged the Russell Index during the Reporting Period, added value as well.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting from the Fund’s results relative to its benchmark index were positions in transportation holding company Kansas City Southern, specialty grocer Whole Foods Market and apparel and accessories designer Kate Spade.

During the Reporting Period, Kansas City Southern lowered its full year 2015 outlook, largely driven by slower year-to-date carload growth from the energy sector. Despite the weakness, at the end of the Reporting Period, we continued to believe the company is a high quality growth business with a favorable market structure, high barriers to entry, attractive valuation and strong underlying fundamentals. We remain positive on Kansas City Southern’s long-term growth trajectory and believe it is further reinforced by the significant track and locomotive investments the company has made over the past 15 years. Furthermore, Kansas City Southern has significant exposure to cross-border trade with Mexico, which has been growing volumes rapidly. The company also has the potential for significant margin improvement as it improves efficiency, in our view.

Whole Foods Markets detracted from the Fund’s relative performance during the Reporting Period, as weaker grocery store sales industry wide and disappointing second fiscal quarter results and same-store sales below market expectations caused its shares to decline. Its management cited cannibalization, weather and competition as potential factors. (Sales cannibalization is defined as intra-organizational sales diversion.) We believe same-store sales should improve in the upcoming quarters due to increased marketing, good earnings visibility from cost reduction efforts and potential share buybacks. At the end of the Reporting Period, we remained optimistic on the company and its dominant market position and believe the company was attractively valued relative to its peers.

Kate Spade, a new purchase for the Fund during the Reporting Period, reported first quarter 2015 earnings in May 2015 that were disappointing and resulted in a spike of speculation surrounding its competitive risks. The company reported revenues figures that topped expectations, however sales growth was light relative to forecasts. In our view, strong underlying fundamentals remain intact, and the catalysts for growth are unchanged. We expect wholesale expansion, merchandising initiatives and the company’s strategic partnership with Exclusive Brands to fuel revenue growth and support what we consider to be the company’s attractive valuation.

What were some of the Fund’s best-performing individual stocks?

The Fund benefited relative to the Russell Index from positions in television show and movie Internet subscription service Netflix, e-commerce discretionary retailer Amazon.com and pharmaceutical company Mylan.

Netflix was the top contributor to the Fund’s performance during the Reporting Period. In April 2015, the company reported first quarter 2015 earnings that exceeded market expectations on both earnings per share and key subscription metrics. New user additions thrived, seemingly due to improving content availability and increasing success of Netflix original series offerings. In our view, sentiment around subscriber growth and pricing showed signs of improvement and reflected Netflix’s ability to execute and deliver unique, high quality content. At the end of the Reporting Period, we continued to have conviction in the strength of Netflix’s franchise and believed the company’s international expansion initiatives and secular tailwinds could be key drivers of future growth.

Amazon.com was a top contributor to the Fund’s relative results. During the Reporting Period, Amazon.com reported first quarter 2015 results that indicated a continuation of recent strong trends across its retail business. More importantly for the stock, perhaps, the company disclosed for the first time profitability metrics for its cloud computing business, Amazon Web Services (“AWS”). At the end of the Reporting Period, we were positive on Amazon.com’s fast growing and highly profitably AWS business, and we felt good about the investments Amazon.com is making across its businesses. In our view, Amazom.com is well positioned given its dominant market share position and expansionary efforts worldwide. With respect to its core retail business, we continued to believe the company has the opportunity to increase its margins over time should it continue to gain scale and supply chain efficiencies.

Mylan, a U.S.-based pharmaceutical company that develops, manufactures and distributes generic and specialty pharmaceuticals globally, was the top contributor to the Fund’s relative performance during the Reporting Period, driven by news around potential

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

industry consolidation. Early in the second quarter of 2015, Mylan announced a plan to acquire one of its competitors, Perrigo, and subsequently, a few weeks later, Teva Pharmaceuticals announced a plan to acquire Mylan at a significant premium to its current market value, causing Mylan’s shares to rise. We believe the high level of interest in Mylan’s assets demonstrates the company’s strong industry position and the high quality nature of its franchise. Despite the move up in its share price, we continued to like, at the end of the Reporting Period, Mylan’s growth and earnings profile and its position in a consolidating industry.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy.

Did the Fund make any significant purchases or sales during the Reporting Period?

Among the purchases initiated during the Reporting Period, we established a Fund position in Intuit, the maker of Turbo Tax and QuickBooks. In our view, Intuit is poised for growth, as it benefits from the secular trend toward digital subscriptions as well as a higher attachment rate from its adjacent services. (Attachment rate is a type of evaluation that projects the amount of complementary goods that are likely to be sold in connection with some type of primary product.) More importantly, in our view, the stock could continue to be well received by the markets as the company looks to enhance its platform experience and gain greater market share in the business software industry.

We initiated a Fund position in global payment solutions company MasterCard. We believe MasterCard is an excellent franchise with strength in both brand name and market share in an ultra-competitive industry. In our view, while the company has been negatively impacted by macro headwinds, such concerns have been well documented and underestimate, we believe, the company’s strong fundamentals. In our opinion, MasterCard is well positioned to deliver growth should it benefit, as we expect, from a recovery in markets abroad as well as from better promotional activity in the U.S.

We established a Fund position in specialty drug maker Alexion Pharmaceuticals. Looking ahead, we see strong sales growth of the company’s flagship product, Soliris, which has proved to be an effective treatment option for various rare blood disorders, such as atypical hemolytic uremic syndrome. Its stock faced some near-term concerns around currency headwinds and growth outlook. As such, we saw an opportunity to buy a quality business focused on rare drug market opportunities with significant upside potential at what we considered to be an attractive valuation.

In addition to those sales already mentioned, we sold the Fund’s position in Discovery Communications. While we appreciate the company’s attractive growth profile and market share, our conviction was tested by disappointing quarterly results and challenging secular headwinds. As a result, we decided to sell the position and pursue higher conviction ideas.

We exited the Fund’s position in electronic payment company Visa. While we remained confident in the company’s global market share and ability to capitalize on secular growth trends within technology, we decided to sell the Fund’s position and reallocate the capital to higher conviction ideas.

We eliminated the Fund’s position in eBay during the Reporting Period. Although the company’s risk-reward profile remained attractive, in our view, we believe our upside scenario for the business became less probable. Therefore, we sold the position to fund investments in companies in which we had higher conviction.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to financials increased compared to the Russell Index. The Fund’s allocations compared to the benchmark index in consumer discretionary, information technology and health care decreased.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of June 2015, the Fund had overweighted positions relative to the Russell Index in the financials, energy, consumer staples and information technology sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials, materials and health care and was neutrally weighted to the Russell Index in consumer discretionary. The Fund had no exposure to the utilities and telecommunication services sectors at the end of the Reporting Period.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

On February 11, 2015, Craig Glassner, a managing director and portfolio manager on the Growth Equity Investment Team, left the firm to pursue another opportunity. Craig shared portfolio management responsibility for the Mid Cap Growth strategy with Steve Barry and Ashley Woodruff. In addition, he also shared portfolio management responsibility for the Small/Mid Cap Growth strategy with Steve Barry and Dan Zimmerman. Steve Barry, as the architect of the Mid Cap Growth and Small/Mid Cap Growth strategies, has consistently managed these strategies since their respective inception dates in 1999 and 2005. Ashley Woodruff will continue to manage our Mid Cap Growth strategy with Steve Barry. Ashley is a consumer sector portfolio manager and holds primary research responsibility for the consumer sector. Ashley joined the Growth Equity Investment Team in 2013 as a managing director and has 13 years of investment experience. Dan Zimmerman, along with Steve Barry, will continue to manage our Small/Mid Cap Growth strategy. Dan is a financials sector portfolio manager and holds primary research responsibility for the financial services and agricultural industries. Dan has been with the Growth Equity Investment Team since 2008 and has 13 years of investment experience. Craig’s research responsibilities for the health care sector have been absorbed by Tim Leahy and Anant Padmanabhan. Tim has 16 years of investment experience, approximately 10 of which are with the Growth Equity Investment Team. Anant has 10 years of research experience. Both Tim and Anant are members of the health care research team.

What is the Fund’s tactical view and strategy for the months ahead?

We maintain a positive outlook on the U.S. economy. Unemployment is at the lowest level since the financial crisis; the housing market continues to recover; and gasoline prices are likely to remain low given our expectation that oil prices are unlikely to move much higher for some time. We believe these factors should support improving consumption. Furthermore, the U.S. savings rate is at recent high levels — some normalization could lead to increased consumption as well.

In the near term, expectations for corporate earnings have been declining compared to last year, and bullish sentiment waned after mediocre first quarter 2015 results. Growth expectations for the second quarter of 2015 were flat at the end of the Reporting Period, which we think might be low and might give companies a chance to exceed expectations. Longer term, we note that the U.S. equity market was trading close to the high end of its historical multiple range at the end of the Reporting Period, implying less upside than in recent years and potentially compared to other stock markets.

All that said, should the U.S. economy accelerate and should real earnings growth be realized, these factors could serve as fundamental drivers of U.S. equity upside potential going forward. We believe that U.S. corporate fundamentals remain strong, evidenced by both healthy balance sheets and earnings resilience, and could provide companies with a number of options to increase shareholder value. While we are cognizant of potential headwinds, such as foreign exchange volatility or unanticipated changes in monetary policy, we ultimately remain constructive on the direction of U.S. equity markets. We believe the U.S. has the best macroeconomic outlook of the developed economies, and we are optimistic on the strengthening U.S. housing and employment markets as well as on the potential for a continued recovery in consumer spending.

Looking forward, we believe that should the U.S. economy improve as we anticipate, companies can reinvest for future growth by increasing capital expenditures, research and development, hiring and through merger and acquisition activity, rather than keeping excess cash on balance sheets. In our view, equity valuations are fair, considering the positive macro environment, and inexpensive relative to fixed income. We find that focusing on corporate fundamentals and stock selection, while being aware of various macroeconomic factors, is more in line with variables that we believe generate long-term returns, such as earnings growth and valuation.

As always, we maintain our focus on seeking companies that we believe will generate long-term growth in today’s ever-changing market conditions.

5

FUND BASICS

Strategic Growth Fund

as of June 30, 2015

STANDARDIZED TOTAL RETURNS1

For the period ended 06/30/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	11.41%	16.91%	8.10%	5.36%	4/30/98
Service	11.20	16.62	N/A	7.29	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.78%	0.82%
Service	1.03	1.07

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/153

Holding	% of Net Assets	Line of Business
Apple, Inc.	7.0%	Technology Hardware & Equipment
Amazon.com, Inc.	2.9	Retailing
Costco Wholesale Corp.	2.3	Food & Staples Retailing
Equinix, Inc. (REIT)	2.3	Software & Services
American Tower Corp. (REIT)	2.3	Real Estate
Google, Inc. Class A	2.2	Software & Services
Facebook, Inc. Class A	2.1	Software & Services
Honeywell International, Inc.	2.0	Capital Goods
NIKE, Inc. Class B	1.9	Consumer Durables & Apparel
Biogen, Inc.	1.9	Pharmaceuticals, Biotechnology & Life Sciences

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

6

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2015

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund's overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund's investments but may not represent the Fund's market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Schedule of Investments

June 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – 98.2%
Automobiles & Components – 0.7%
63,302	BorgWarner, Inc.	$3,598,086

Banks – 1.2%
98,493	First Republic Bank	6,208,014

Capital Goods – 7.5%
20,772	Cummins, Inc.	2,725,079
64,361	Danaher Corp.	5,508,658
92,014	Fortune Brands Home & Security, Inc.	4,216,081
101,551	Honeywell International, Inc.	10,355,155
78,304	Ingersoll-Rand PLC	5,279,256
34,686	The Boeing Co.	4,811,642
22,865	W.W. Grainger, Inc.	5,411,002

		38,306,873

Consumer Durables & Apparel – 4.2%
210,188	Kate Spade & Co.*	4,527,450
92,001	NIKE, Inc. Class B	9,937,948
62,592	PVH Corp.	7,210,598

		21,675,996

Consumer Services – 3.6%
3,879	Chipotle Mexican Grill, Inc.*	2,346,756
162,830	Starbucks Corp.	8,730,131
84,193	Yum! Brands, Inc.	7,584,105

		18,660,992

Diversified Financials – 2.7%
42,672	American Express Co.	3,316,468
24,237	Intercontinental Exchange, Inc.	5,419,635
525,185	SLM Corp.*	5,183,576

		13,919,679

Energy – 2.5%
68,124	Anadarko Petroleum Corp.	5,317,759
33,977	Baker Hughes, Inc.	2,096,381
121,610	Halliburton Co.	5,237,743

		12,651,883

Food & Staples Retailing – 5.2%
88,543	Costco Wholesale Corp.	11,958,618
96,705	Walgreens Boots Alliance, Inc.	8,165,770
162,978	Whole Foods Market, Inc.	6,427,852

		26,552,240

Food, Beverage & Tobacco – 5.4%
48,670	Coca-Cola Enterprises, Inc.	2,114,225
33,474	Keurig Green Mountain, Inc.	2,565,113
60,291	McCormick & Co., Inc.	4,880,556
62,413	Philip Morris International, Inc.	5,003,650
186,212	The Coca-Cola Co.	7,305,097
88,684	The Hain Celestial Group, Inc.*	5,840,728

		27,709,369

Health Care Equipment & Services – 6.0%
136,813	Abbott Laboratories	6,714,782
21,475	Aetna, Inc.	2,737,204

Common Stocks – (continued)
Health Care Equipment & Services – (continued)
91,224	Cerner Corp.*	$6,299,929
18,499	Cigna Corp.	2,996,838
7,190	Intuitive Surgical, Inc.*	3,483,555
37,685	McKesson Corp.	8,471,965

		30,704,273

Household & Personal Products – 1.3%
105,788	Colgate-Palmolive Co.	6,919,593

Materials – 1.8%
31,135	Ashland, Inc.	3,795,357
19,407	The Sherwin-Williams Co.	5,337,313

		9,132,670

Media – 3.3%
158,596	Comcast Corp. Class A	9,537,963
218,792	Twenty-First Century Fox, Inc. Class A	7,120,586

		16,658,549

Pharmaceuticals, Biotechnology & Life Sciences – 10.5%
79,439	Agilent Technologies, Inc.	3,064,756
36,797	Alexion Pharmaceuticals, Inc.*	6,651,794
28,158	Allergan PLC*	8,544,827
29,631	Amgen, Inc.	4,548,951
23,772	Biogen, Inc.*	9,602,462
48,459	Gilead Sciences, Inc.	5,673,580
103,402	Mylan NV*	7,016,860
14,491	Shire PLC ADR	3,499,431
40,384	Vertex Pharmaceuticals, Inc.*	4,986,616

		53,589,277

Real Estate – 3.4%
124,933	American Tower Corp. (REIT)	11,655,000
152,526	CBRE Group, Inc. Class A*	5,643,462

		17,298,462

Retailing – 9.0%
17,126	Advance Auto Parts, Inc.	2,728,000
34,095	Amazon.com, Inc.*	14,800,299
59,656	L Brands, Inc.	5,114,309
10,233	Netflix, Inc.*	6,722,467
76,608	The Home Depot, Inc.	8,513,447
7,175	The Priceline Group, Inc.*	8,261,080

		46,139,602

Semiconductors & Semiconductor Equipment – 1.0%
51,176	NXP Semiconductors NV*	5,025,483

Software & Services – 17.3%
46,459	Equinix, Inc. (REIT)	11,800,586
127,686	Facebook, Inc. Class A*	10,950,990
33,663	FleetCor Technologies, Inc.*	5,253,448
21,219	Google, Inc. Class A*	11,459,109
17,550	Google, Inc. Class C*	9,134,950
68,796	Intuit, Inc.	6,932,573
35,180	LinkedIn Corp. Class A*	7,269,243

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Shares	Description	Value
Common Stocks – (continued)
Software & Services – (continued)
71,629	Mastercard, Inc. Class A	$6,695,879
155,373	Microsoft Corp.	6,859,718
189,923	Oracle Corp.	7,653,897
61,987	ServiceNow, Inc.*	4,606,254

		88,616,647

Technology Hardware & Equipment – 10.5%
286,775	Apple, Inc.	35,968,754
343,302	EMC Corp.	9,059,740
140,835	QUALCOMM, Inc.	8,820,496

		53,848,990

Transportation – 1.1%
63,147	Kansas City Southern	5,759,006

TOTAL INVESTMENTS – 98.2%
(Cost $398,542,066)		$502,975,684

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.8%		9,346,371

NET ASSETS – 100.0%		$512,322,055

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviations:
ADR	—American Depositary Receipt
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets:
Investments, at value (cost $398,542,066)	$502,975,684
Cash	3,794,150
Receivables:
Investments sold	16,262,045
Dividends	374,451
Fund shares sold	316,662
Other assets	8,591
Total assets	523,731,583

Liabilities:
Payables:
Investments purchased	10,883,309
Management fees	305,155
Distribution and Service fees and Transfer Agent fees	91,893
Fund shares redeemed	56,259
Accrued expenses	72,912
Total liabilities	11,409,528

Net Assets:
Paid-in capital	384,684,799
Undistributed net investment income	1,438,141
Accumulated net realized gain	21,765,497
Net unrealized gain	104,433,618
NET ASSETS	$512,322,055
Net Assets:
Institutional	$114,782,939
Service	397,539,116
Total Net Assets	$512,322,055
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	6,922,610
Service	24,054,203
Net asset value, offering and redemption price per share:
Institutional	$16.58
Service	16.53

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

Investment income:

Dividends	$3,641,583

Expenses:
Management fees	1,938,893
Distribution and Service fees — Service Class	498,713
Transfer Agent fees(a)	51,700
Professional fees	35,182
Custody, accounting and administrative services	27,345
Printing and mailing costs	18,241
Trustee fees	6,676
Other	30,748
Total expenses	2,607,498
Less — expense reductions	(106,806)
Net expenses	2,500,692
NET INVESTMENT INCOME	1,140,891

Realized and unrealized gain (loss):
Net realized gain from investments (including commissions recaptured of $6,640)	12,759,133
Net change in unrealized loss on investments	(1,031,655)
Net realized and unrealized gain	11,727,478
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,868,369

(a) Institutional and Service Shares had Transfer Agent fees of $11,806 and $39,894, respectively.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2015 (Unaudited)	For the Fiscal Year Ended December 31, 2014

From operations:
Net investment income	$1,140,891	$907,718
Net realized gain	12,759,133	81,439,469
Net change in unrealized loss	(1,031,655)	(18,833,285)
Net increase in net assets resulting from operations	12,868,369	63,513,902

Distributions to shareholders:
From net investment income
Institutional Shares	—	(434,364)
Service Shares	—	(456,398)
From net realized gains
Institutional Shares	—	(22,539,042)
Service Shares	—	(73,827,385)
Total distributions to shareholders	—	(97,257,189)

From share transactions:
Proceeds from sales of shares	20,328,951	20,904,256
Reinvestment of distributions	—	97,257,189
Cost of shares redeemed	(35,556,330)	(83,176,257)
Net increase (decrease) in net assets resulting from share transactions	(15,227,379)	34,985,188
TOTAL INCREASE (DECREASE)	(2,359,010)	1,241,901

Net assets:

Beginning of period	514,681,065	513,439,164
End of period	$512,322,055	$514,681,065
Undistributed net investment income	$1,438,141	$297,250

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2015 - Institutional	$16.16	$0.05	(d)	$0.37	$0.42	$—	$—	$—	$16.58	2.60%	$114,783	0.77	%(e)	0.82	%(e)	0.64	%(d)(e)	24%
2015 - Service	16.13	0.03	(d)	0.37	0.40	—	—	—	16.53	2.48	397,539	1.02	(e)	1.07	(e)	0.38	(d)(e)	24

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2014 - Institutional	17.64	0.07		2.24	2.31	(0.07)	(3.72)	(3.79)	16.16	13.64	119,934	0.79		0.81		0.37		48
2014 - Service	17.61	0.02		2.24	2.26	(0.02)	(3.72)	(3.74)	16.13	13.38	394,747	1.04		1.08		0.12		48
2013 - Institutional	13.86	0.06		4.42	4.48	(0.07)	(0.63)	(0.70)	17.64	32.42	122,220	0.80		0.84		0.35		66
2013 - Service	13.85	0.02		4.40	4.42	(0.03)	(0.63)	(0.66)	17.61	32.00	391,219	1.05		1.09		0.10		66
2012 - Institutional	11.64	0.10	(f)	2.21	2.31	(0.09)	—	(0.09)	13.86	19.83	106,119	0.80		0.84		0.79	(f)	42
2012 - Service	11.63	0.07	(f)	2.21	2.28	(0.06)	—	(0.06)	13.85	19.57	304,065	1.05		1.09		0.56	(f)	42
2011 - Institutional	12.01	0.06		(0.37)	(0.31)	(0.06)	—	(0.06)	11.64	(2.62)	102,018	0.83		0.85		0.47		35
2011 - Service	12.00	0.03		(0.37)	(0.34)	(0.03)	—	(0.03)	11.63	(2.86)	246,208	1.08		1.10		0.23		35
2010 - Institutional	10.89	0.05		1.12	1.17	(0.05)	—	(0.05)	12.01	10.74	120,027	0.86		0.86		0.49		38
2010 - Service	10.88	0.03		1.11	1.14	(0.02)	—	(0.02)	12.00	10.50	238,353	1.11		1.11		0.24		38

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.12% of average net assets.
(e)	Annualized.
(f)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.27% of average net assets.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Strategic Growth Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statement of Operations.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or it is believed by the investment adviser to not represent fair value, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. These investments are generally classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of June 30, 2015:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a) North America	$502,975,684	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedule of Investments.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended June 30, 2015, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^
0.75%	0.68%	0.65%	0.64%	0.63%	0.75%	0.71	%*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
*	GSAM has agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 30, 2016 and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. The Effective Net Management Rate above is calculated based on the management rate before and after the waiver had been adjusted, if applicable. For the six months ended June 30, 2015, GSAM waived $103,408 of its management fee.

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.114%. The Other Expense limitation

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

will remain in place through at least April 30, 2016, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the six months ended June 30, 2015, GSAM did not reimburse to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the six months ended June 30, 2015, custody fee credits were $3,398.

E.  Line of Credit Facility — As of June 30, 2015, the Fund participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $115,000,000, for a total of up to $1,320,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2015, the Fund did not have any borrowings under the facility.

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2015, were $120,338,009 and $141,049,003, respectively.

6.    TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2014, the Fund’s timing differences on a tax-basis were as follows:

Timing differences (Post October Loss Deferral)	$(808,865)

As of June 30, 2015, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$398,585,175
Gross unrealized gain	115,926,539
Gross unrealized loss	(11,536,030)
Net unrealized security gain	$104,390,509

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

7.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

8.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

10.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2015 (Unaudited)		For the Fiscal Year Ended December 31, 2014
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	122,289	$2,034,461	355,839	$6,506,630
Reinvestment of distributions	—	—	1,456,779	22,973,406
Shares redeemed	(621,725)	(10,337,545)	(1,319,775)	(24,281,424)
	(499,436)	(8,303,084)	492,843	5,198,612
Service Shares
Shares sold	1,098,927	18,294,490	771,692	14,397,626
Reinvestment of distributions	—	—	4,719,427	74,283,783
Shares redeemed	(1,523,040)	(25,218,785)	(3,229,668)	(58,894,833)
	(424,113)	(6,924,295)	2,261,451	29,786,576
NET INCREASE (DECREASE)	(923,549)	$(15,227,379)	2,754,294	$34,985,188

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Fund Expenses — Six Month Period Ended June 30, 2015 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2015 through June 30, 2015, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 01/01/15	Ending Account Value 06/30/15		Expenses Paid for the 6 Months Ended 06/30/15*
Institutional
Actual	$1,000	$1,026.00		$3.87
Hypothetical 5% return	1,000	1,020.98	+	3.86
Service
Actual	1,000	1,024.80		5.12
Hypothetical 5% return	1,000	1,019.74	+	5.11

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.77% and 1.02% for the Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Strategic Growth Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2016 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 10-11, 2015 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. Such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding); sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of a group of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), its benchmark performance index, and a composite of accounts with comparable investment strategies managed by the Investment Adviser, and general investment outlooks in the markets in which the Fund invests;
(c)	information provided by GSAM indicating GSAM’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser to waive a portion of its management fee and to limit certain expenses of the Fund that exceed a specified level, and a summary of contractual fee reductions made by the Investment Adviser and/or its affiliates over the past several years with respect to the Fund;
(h)

information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(m)	the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2014, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2015. The information on the Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

and policies and market conditions. The Trustees also received information comparing the Fund’s performance to that of a composite of accounts with comparable investment strategies managed by the Investment Adviser having comparable investment characteristics.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one- and three-year periods and underperformed for the five- and ten-year periods ended March 31, 2015.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Fund that exceed a specified level. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2014 and 2013, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.75%
Next $1 billion	0.68
Next $3 billion	0.65
Next $3 billion	0.64
Over $8 billion	0.63

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2016.

25

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Kathryn A. Cassidy	Scott M. McHugh, Principal Financial Officer
John P. Coblentz, Jr.	and Treasurer
Diana M. Daniels	Caroline L. Kraus, Secretary
Joseph P. LoRusso
Herbert J. Markley
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel
Roy W. Templin
Gregory G. Weaver

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of June 30, 2015 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Strategic Growth Fund.

©2015 Goldman Sachs. All rights reserved.

VITGRWSAR-15/168139.MF.MED.TMPL/8/2015

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Strategic Income Fund

Semi-Annual Report

June 30, 2015

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s prospectuses.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Income Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Strategic Income Fund invests in a broadly diversified portfolio of U.S. and foreign investment grade and non-investment grade fixed income investments including, but not limited to: U.S. government securities, non-U.S. sovereign debt, agency securities, corporate debt securities, agency and non-agency mortgage-backed securities, asset-backed securities, custodial receipts, municipal securities, loan participations and loan assignments and convertible securities. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Investments in mortgage-backed securities are also subject to, among other risks, prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). High yield, lower rated investments involve greater price volatility, are less liquid and present greater risks than higher rated fixed income securities. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects or in particular types of municipal securities. The Fund may invest in loans directly, through loan assignments, or indirectly, by purchasing participations or sub-participations from financial institutions. Indirect purchases may subject the Fund to greater delays, expenses and risks than direct obligations in the case that a borrower fails to pay scheduled principal and interest. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund is subject to the risks associated with implementing short positions. Taking short positions involves leverage of the Fund’s assets and presents various other risks. Losses on short positions are potentially unlimited as a loss occurs when the value of an asset with respect to which the Fund has a short position increases.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks a total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fixed Income Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Income Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2015 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Advisor, Institutional and Service Shares generated cumulative total returns of -1.24%, -0.98% and -1.09%, respectively. These returns compare to the 0.14% cumulative total return of the Fund’s benchmark, the BofA Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “LIBOR Index”), during the same period.

We note that the Fund’s benchmark being the LIBOR Index is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

What economic and market factors most influenced the Fund during the Reporting Period?

In January 2015, when the Reporting Period began, spread, or non-U.S. Treasury, sectors generated broadly positive returns. As the Federal Reserve (the “Fed”) and the U.K. considered raising short-term interest rates, global monetary policy easing intensified with the European Central Bank (“ECB”) announcing its quantitative easing program and approximately 25 other global central banks easing monetary policy. The U.S. dollar appreciated for a third consecutive quarter, reaching a 12-year high versus the euro ahead of the Fed’s March 2015 policy meeting. The anti-austerity Syriza party was victorious in Greece’s elections, raising fears of a renewed debt crisis. Near first quarter-end, Eurozone finance ministers agreed to a four-month extension of the existing Greek bailout package, buying time but leaving unresolved the question of how Greece would fund debt repayments during July and August 2015.

During the second calendar quarter, the performance of spread sectors was mixed. High yield corporate bonds and emerging markets debt posted strong positive returns, while investment grade corporate bonds lagged. U.S. Treasury yields rose amid significant volatility in May and early June 2015, as U.S. economic data improved, including positive surprises in inflation and retail sales. First quarter 2015 U.S. Gross Domestic Product (“GDP”) was revised upwards from -0.7% to a seasonally adjusted annual rate of -0.2%. The upward revision stemmed in part from stronger than estimated consumer spending and inventory data. U.S. dollar gains hit a roadblock on uncertainty around the Fed’s plans for raising interest rates in 2015. The Eurozone’s economic progress took a back seat in the second calendar quarter to the seemingly intractable challenges surrounding Greece.

What key factors were responsible for the Fund’s performance during the Reporting Period?

Our duration and currency strategies detracted most from returns during the Reporting Period. Within our duration strategy, the Fund was hampered by its short duration position. Duration is a measure of sensitivity to changes in interest rates. Within our currency strategy, the Fund was hurt by its short position in the Swiss franc. In January 2015, the Swiss National Bank removed the exchange rate floor on the value of the Swiss franc versus the euro, leading the Swiss franc to appreciate dramatically versus the U.S. dollar. Additionally, our municipal bond strategy and corporate credit strategy dampened performance.

On the positive side, our country strategy added to the Fund’s results. More specifically, the Fund benefited from overweight positions in Japan and the U.S. versus underweight positions in the U.K. and Europe. Within our government/swaps strategy, the Fund’s yield curve steepening positions performed well, as long-term interest rates rose during the Reporting Period.

What fixed income market sectors most significantly affected Fund performance?

The Fund’s exposure to Puerto Rican municipal bonds detracted, primarily during June 2015, when prices declined on suggestions by Puerto Rico’s governor that a debt restructuring was needed. In addition, as credit spreads widened during the second calendar quarter, the Fund’s exposure to corporate credit hurt performance. Spreads are the difference in yields between corporate bonds and U.S. Treasury securities of comparable maturity.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Issue selection within corporate credit added to relative performance. The Fund also benefited from its overweight in select mortgage-backed securities.

Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

The combined effect of the Fund’s tactical duration and yield curve positioning detracted from performance during the Reporting Period. Most of the underperformance occurred during January 2015 when the Fund held a short duration position on the U.S. Treasury yield curve and longer-term interest rates fell. As the Fed delayed a short-term rate hike and interest rate volatility increased, we lengthened the Fund’s duration but maintained a short duration position.

How did the Fund use derivatives and similar instruments during the Reporting Period?

We used derivatives and similar instruments for the efficient management of the Fund. These derivatives and similar instruments allowed us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

During the Reporting Period, we used interest rate and bond exchange traded futures contracts to implement duration and country strategies within the Fund, especially in the U.S., Eurozone and Japanese markets. Currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as by purchasing OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, we used written options contracts to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates. Our currency strategy used forward sales contracts to implement long and short views within the strategy.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

The Fund is a broadly diversified, multi-sector portfolio designed to provide total return opportunities from across the fixed income spectrum, including government, securitized, corporate credit and emerging market fixed income sectors. Through most of the Reporting Period, the Fund was overweight Japan and the U.S. and underweight the U.K. and Europe, as we sought to capitalize on divergence between their economies. Following strong performance, we shifted the Fund to an overweight in Europe and to underweights in the U.K. and U.S. Within our currency strategy, we steadily increased the Fund’s overweight in the U.S. dollar and its underweights in the euro and in a basket of Asian currencies because we were concerned about a possible slowdown in Asian economic growth. Toward the end of the Reporting Period, we modestly reduced the Fund’s exposure to corporate credit, as these assets have historically underperformed during the summer months.

How was the Fund positioned at the end of the Reporting Period?

At the end of the Reporting Period, the Fund’s held a short duration position on the U.S. Treasury yield curve, as we continued to monitor the potential of a Fed rate hike. In terms of country positioning, the Fund was overweight Europe and underweight the U.K. and U.S. Within the Fund’s currency positioning, the Fund was overweight the U.S. dollar and underweight the euro and a basket of Asian currencies. Within corporate credit, the Fund had holdings in high yield corporate bonds, investment grade corporate bonds, high yield loans and collateralized loan obligations.

What is the Fund’s tactical view and strategy for the months ahead?

At the end of the Reporting Period, we believed global economic growth was on a positive trajectory, though the pace has slowed. Deflationary pressures appear to be subsiding, and we think U.S. and U.K. output gaps are closing. As the Fed and the U.K. central bank edge closer to rate hikes, the other largest economies remain heavily committed to stimulus. We expect interest rate volatility to continue, but macroeconomic conditions remain, in our opinion, broadly supportive of riskier asset classes. We believe the main risks to our view are China’s slowing economic growth and uncertainty over the potential impact on the Eurozone of the fallout from Greece’s debt negotiations. In China, economic indicators suggest its economic growth is likely to be below its official 7% target. Policy easing appears to be having less impact than hoped, and China’s equity market continues to look overheated. In Europe, we expect to see some volatility in the fixed income markets while Greece’s future in the Eurozone remains undecided. That said, we believe the ECB will act to prevent contagion from Greece to the broader markets and European economy.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Meanwhile, the Eurozone’s economic comeback appears to be losing luster, as German economic activity slows. In the U.S., economic growth seems to be picking up and inflation seems to be trending slightly higher, potentially setting the stage for a Fed rate hike in 2015. Still, we believe soft consumer demand and U.S. dollar strength pose some downside risks. We expect U.S. interest rates to rise relative to those of core European economies, and for the U.S. dollar to strengthen further versus other developed markets currencies.

4

FUND BASICS

Strategic Income Fund

as of June 30, 2015

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/15	One Year	Since Inception	Inception Date
Institutional	-1.71%	-1.23%	4/14/14
Service	-1.95	-1.47	4/14/14
Advisor	-2.15	-1.67	4/14/14

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. Because Institutional, Service and Advisor Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.87%	2.15%
Service	1.12	2.43
Advisor	1.27	2.02

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

5

FUND BASICS

FUND COMPOSITION3

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[4]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments

June 30, 2015 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Obligations – 14.4%
	Airlines – 0.1%
	Air Canada(a)(b)
	$20,000	6.750%	10/01/19	$21,244

	Banks – 2.6%
	ABN AMRO Bank NV(b)(c)
EUR	50,000	4.310	03/29/49	56,043
	Bank of America Corp. Series AA(b)(c)
	$25,000	6.100	12/29/49	24,625
	Bank of America Corp. Series V(b)(c)
	25,000	5.125	12/29/49	24,406
	Bank of America Corp. Series X(b)(c)
	25,000	6.250	09/29/49	24,750
	Citigroup Capital XIII(b)(c)
	1,475	7.875	10/30/40	38,291
	Citigroup, Inc. Series O(b)(c)
	50,000	5.875	12/29/49	50,500
	GMAC Capital Trust I Series 2(b)(c)
	3,821	8.125	02/15/40	99,270
	JPMorgan Chase & Co. Series Z(b)(c)
	75,000	5.300	12/29/49	74,437
	Morgan Stanley
	25,000	4.300	01/27/45	23,214
	Morgan Stanley Series I(b)(c)
	1,136	6.375	10/15/49	28,923
	Morgan Stanley Series J(b)(c)
	50,000	5.550	12/29/49	49,500
	PNC Preferred Funding Trust II(a)(b)(c)
	100,000	1.508	03/29/49	90,000
	The Royal Bank of Scotland PLC(b)(c)
	200,000	9.500	03/16/22	221,500

				805,459

	Building Materials – 0.2%
	HD Supply, Inc.(b)
	25,000	11.000	04/15/20	27,907
	25,000	11.500	07/15/20	28,906

				56,813

	Consumer Services – 0.4%
	MGM Resorts International
	100,000	10.000	11/01/16	109,000

	Containers & Packaging(b) – 1.1%
	Beverage Packaging Holdings Luxembourg II SA(a)
	25,000	5.625	12/15/16	24,969
	Reynolds Group Issuer, Inc.
	100,000	8.500	05/15/18	102,000
	200,000	9.875	08/15/19	210,000

				336,969

	Electric – 0.2%
	RWE AG(b)(c)
	50,000	7.000	10/12/72	52,500

	Corporate Obligations – (continued)
	Energy – 1.1%
	Antero Resources Corp.(b)
	$75,000	5.375%	11/01/21	$72,375
	25,000	5.625 (a)	06/01/23	24,187
	Comstock Resources, Inc.(a)(b)
	75,000	10.000	03/15/20	67,875
	Halcon Resources Corp.(b)
	100,000	8.875	05/15/21	65,000
	25,000	9.250	02/15/22	16,000
	MEG Energy Corp.(a)(b)
	50,000	6.375	01/30/23	46,500
	Petroleos de Venezuela SA
	20,000	9.000	11/17/21	8,100
	20,000	6.000	05/16/24	7,125
	30,000	6.000	11/15/26	10,500
	20,000	5.375	04/12/27	6,833

				324,495

	Food & Beverage(b) – 1.0%
	Bumble Bee Holdings, Inc. (a)
	46,000	9.000	12/15/17	48,185
	47,000	9.625	03/15/18	48,704
	HJ Heinz Co. (a)
	25,000	5.000	07/15/35	25,272
	25,000	5.200	07/15/45	25,561
	U.S. Foods, Inc.
	150,000	8.500	06/30/19	156,562

				304,284

	Food & Staples Retailing(b) – 0.5%
	Amazon.com, Inc.
	50,000	4.950	12/05/44	48,920
	Rite Aid Corp.
	25,000	9.250	03/15/20	27,125
	25,000	8.000	08/15/20	26,000
	Sysco Corp.
	25,000	4.500	10/02/44	25,110
	Walgreens Boots Alliance, Inc.
	25,000	4.800	11/18/44	23,175

				150,330

	Healthcare(b) – 0.8%
	CHS/Community Health Systems, Inc.
	50,000	5.125	08/15/18	51,125
	150,000	8.000	11/15/19	158,062
	Crimson Merger Sub, Inc.(a)
	50,000	6.625	05/15/22	43,875

				253,062

	Life Insurance – 0.1%
	MetLife, Inc.
	25,000	3.000	03/01/25	23,874
	25,000	4.050	03/01/45	22,702

				46,576

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Media – 1.4%
21st Century Fox America, Inc.(b)
$25,000	3.700%		09/15/24	$25,068
25,000	4.750		09/15/44	24,411
CCO Holdings LLC(b)
22,000	7.000		01/15/19	22,825
Comcast Corp.
25,000	4.650		07/15/42	24,991
DISH DBS Corp.
50,000	7.125		02/01/16	51,313
Getty Images, Inc.(a)(b)
25,000	7.000		10/15/20	11,844
NBCUniversal Media LLC
25,000	4.450		01/15/43	23,994
Time Warner Cable, Inc.
25,000	5.850		05/01/17	26,705
Univision Communications, Inc.(a)(b)
200,000	8.500		05/15/21	211,000

				422,151

Pharmaceuticals, Biotechnology & Life Sciences – 0.1%
Actavis Funding SCS(b)
25,000	4.750		03/15/45	23,982

Pipelines – 0.3%
Sabine Pass LNG LP
100,000	7.500		11/30/16	105,250

Software & Services(b) – 1.4%
First Data Corp.
175,000	8.875	(a)	08/15/20	183,750
150,000	12.625		01/15/21	173,625
Microsoft Corp.
75,000	3.750		02/12/45	67,290

				424,665

Technology Hardware & Equipment – 0.5%
Apple, Inc.
50,000	3.200		05/13/25	49,646
25,000	3.450		02/09/45	21,155
25,000	4.375		05/13/45	24,682
QUALCOMM, Inc.(b)
50,000	3.450		05/20/25	48,712

				144,195

Tobacco – 0.1%
Reynolds American, Inc.
25,000	3.250		06/12/20	25,321

Wireless Telecommunications – 2.3%
AT&T, Inc.(b)
25,000	3.400		05/15/25	23,757
25,000	4.800		06/15/44	22,979
Intelsat Jackson Holdings SA(b)
200,000	7.250		04/01/19	202,500
50,000	7.250		10/15/20	49,500

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Wireless Telecommunications – (continued)
Intelsat Luxembourg SA(b)
$50,000	8.125%		06/01/23	$41,250
Sprint Communications, Inc.
100,000	6.000		12/01/16	103,000
50,000	7.000		08/15/20	49,500
Sprint Corp.
50,000	7.875		09/15/23	48,625
Verizon Communications, Inc.
25,000	5.150		09/15/23	27,388
50,000	3.500	(b)	11/01/24	48,736
50,000	4.862		08/21/46	46,876
57,000	4.672	(a)	03/15/55	49,474

				713,585

Wirelines Telecommunications – 0.2%
Level 3 Financing, Inc.(b)
60,000	8.625		07/15/20	64,200

TOTAL CORPORATE OBLIGATIONS
(Cost $4,509,260)				$4,384,081

Mortgage-Backed Obligations – 8.8%
Adjustable Rate Non-Agency(c) – 1.9%
Alternative Loan Trust Series 2005-51, Class 2A1(b)
$71,399	0.484%		11/20/35	$58,319
Alternative Loan Trust Series 2006-HY11, Class A1(b)
74,431	0.307		06/25/36	62,144
Alternative Loan Trust Series 2006-OA14, Class 2A1(b)
92,460	0.377		11/25/46	75,561
CHL Mortgage Pass-Through Trust Series 2006-OA5, Class 1A1(b)
52,580	0.387		04/25/46	44,098
Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA3, Class A1
50,325	0.327		07/25/47	42,481
HomeBanc Mortgage Trust Series 2006-1, Class 3A2(b)
114,176	2.255		04/25/37	71,447
IndyMac INDA Mortgage Loan Trust Series 2006-AR2, Class 1A1(b)
63,677	2.604		09/25/36	54,457
JP Morgan Alternative Loan Trust Series 2006-A5, Class 1A1(b)
51,109	0.347		10/25/36	41,266
Lehman XS Trust Series 2005-7N, Class 1A1A(b)
55,611	0.457		12/25/35	47,825
Lehman XS Trust Series 2006-14N, Class 1A1A(b)
84,499	0.377		09/25/46	69,115

				566,713

Collateralized Mortgage Obligations – 4.1%
Agency Multi-Family – 3.0%
FHLMC Multifamily Structured Pass-Through Certificates Series K020, Class A2
400,000	2.373		05/25/22	397,986

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

	Mortgage-Backed Obligations – (continued)
	Agency Multi-Family – (continued)
	FHLMC Multifamily Structured Pass-Through Certificates Series K029, Class A2
	$500,000	3.320%	02/25/23	$522,943

				920,929

	Regular Floater(c) – 0.9%
	Aire Valley Mortgages PLC Series 2006-1X, Class 2A1
EUR	68,579	0.286	09/20/66	73,931
	Alternative Loan Trust Series 2005-36, Class 2A1A(b)
	$86,130	0.497	08/25/35	66,898
	Connecticut Avenue Securities Series 2014-C03, Class 1M1(b)
	15,564	1.387	07/25/24	15,515
	Connecticut Avenue Securities Series 2015-C01, Class 2M1(b)
	5,940	1.687	02/25/25	5,941
	Morgan Stanley Mortgage Loan Trust Series 2006-16AX, Class 1A(b)
	164,355	0.357	11/25/36	67,793
	Paragon Mortgages No. 13 PLC Series 13X, Class A2B(b)
EUR	55,931	0.251	01/15/39	57,603

				287,681

	Sequential Fixed Rate – 0.2%
	Residential Accredit Loans, Inc. Trust Series 2007-QS1, Class 2A5(b)
	$55,720	6.000	01/25/37	45,947

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$1,254,557

	Federal Agencies – 2.8%
	FNMA – 2.8%
	$127,681	6.000%	08/01/36	$144,752
	204,218	6.000	09/01/36	232,538
	414,421	6.000	12/01/36	469,879

				847,169

	TOTAL FEDERAL AGENCIES			$847,169

	TOTAL MORTGAGE-BACKED OBLIGATIONS
	(Cost $2,676,267)			$2,668,439

	Asset-Backed Securities – 17.4%
	Collateralized Loan Obligations(a) – 15.9%
	Aberdeen Loan Funding Ltd. Series 2008-1A, Class A(c)
	$151,897	0.928%	11/01/18	$150,627
	Acis CLO Ltd. Series 2014-4A, Class ACOM(c)
	150,000	1.763	05/01/26	147,705
	Anchorage Capital CLO IV Ltd. Series 2014-4A, Class A1A(c)
	250,000	1.729	07/28/26	248,384
	ARES XII CLO Ltd. Series 2007-12A, Class A(c)
	154,457	0.912	11/25/20	152,697
	Crown Point CLO III Ltd. Series 2015-3A, Class ACOM(c)
	250,000	1.803	12/31/27	246,700

	Asset-Backed Securities – (continued)
	Collateralized Loan Obligations(a) – (continued)
	Cutwater Ltd. Series 2015-1A, Class A2(c)
	$250,000	1.808%	07/15/27	$248,151
	Halcyon Loan Advisors Funding Ltd. Series 2015-2A, Class A(c)
	250,000	1.727	07/25/27	247,250
	Hildene CLO II Ltd. Series 2014-2A, Class A(c)
	250,000	1.725	07/19/26	248,124
	Madison Park Funding X Ltd. Series 2012-10A, Class A1A(c)
	250,000	1.645	01/20/25	249,265
	MidOcean Credit CLO Series 2014-3A, Class A(c)
	250,000	1.736	07/21/26	248,462
	Monroe Capital BSL CLO Ltd. Series 2015-1A, Class ACOM(d)
	200,000	0.000	05/22/27	197,140
	Ocean Trails CLO IV Series 2013-4A, Class A(c)
	250,000	1.577	08/13/25	247,525
	OCP CLO Ltd. Series 2015-8A, Class A1(c)
	250,000	1.804	04/17/27	249,912
	OFSI Fund V Ltd. Series 2014-7A, Class ACOM(c)
	100,000	1.772	10/18/26	98,540
	OFSI Fund VI Ltd. Series 2014-6A, Class A1(c)
	200,000	1.300	03/20/25	195,387
	Regatta IV Funding Ltd. Series 2014-1A, Class ACOM(c)
	250,000	1.787	07/25/26	247,075
	SPS Servicer Advance Receivables Trust Series 2015-T1, Class A
	600,000	2.530	06/15/45	599,997
	Trinitas CLO II Ltd. Series 2014-2A, Class ACOM(c)
	250,000	1.651	07/15/26	245,325
	Trinitas CLO III Ltd. Series 2015-3A, Class A2(c)
	150,000	1.702	07/15/27	149,251
	Wasatch Ltd. Series 2006-1A, Class A1B(c)
	262,529	0.515	11/14/22	256,483
	Z Capital Credit Partners CLO Ltd. Series 2015-1A, Class ACOM(c)
	150,000	1.730	07/16/27	147,500

				4,821,500

	Home Equity – 1.5%
	Citigroup Mortgage Loan Trust, Inc. Series 2006-WFH1, Class M3(b)(c)
	100,000	0.587	01/25/36	83,558
	Credit-Based Asset Servicing and Securitization LLC Series 2005-CB8, Class AF2(b)(e)
	14,940	4.156	12/25/35	14,983
	Credit-Based Asset Servicing and Securitization LLC Series 2005-CB8, Class AF3(b)(e)
	25,000	4.156	12/25/35	23,779
	GSAMP Trust Series 2006-HE8, Class A2C(b)(c)
	50,000	0.357	01/25/37	42,172
	Lehman XS Trust Series 2007-3, Class 1BA2(b)(c)
	53,706	0.923	03/25/37	39,610
	Saxon Asset Securities Trust Series 2007-2, Class A2C(b)(c)
	94,091	0.667	05/25/47	66,904
	Structured Asset Securities Corp. Mortgage Loan Trust 2005-NC2 Series 2005-NC2, Class M4(b)(c)
	100,000	0.657	05/25/35	86,006

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

Principal Amount		Interest Rate		Maturity Date		Value

	Asset-Backed Securities – (continued)
	Home Equity – (continued)
	VOLT XXV LLC Series 2015-NPL8, Class A1(a)(e)
	$100,000	3.500%		06/26/45		$99,890

						456,902

	TOTAL ASSET-BACKED SECURITIES
	(Cost $5,272,877)					$5,278,402

	Foreign Debt Obligations – 19.1%
	Sovereign – 15.2%
	Brazilian Government International Bond
BRL	74,000	0.000	%(d)	01/01/16		$22,232
	239,000	6.000		08/15/50		201,539
	Bundesrepublik Deutschland
EUR	310,000	2.000		08/15/23		385,451
	360,000	1.000		08/15/24		411,222
	810,000	0.500		02/15/25		880,326
	Croatia Government International Bond
	100,000	3.875		05/30/22		111,304
	Dominican Republic International Bond
	$100,000	5.500		01/27/25		100,250
	100,000	7.450		04/30/44	(a)	109,000
	Italy Buoni Poliennali Del Tesoro
EUR	200,000	3.750		05/01/21		250,434
	400,000	5.500		11/01/22		552,039
	110,000	5.000		03/01/25	(a)	150,320
	Mexico Government International Bond(d)
MXN	1,090,900	0.000		07/02/15		69,308
	454,130	0.000		07/16/15		28,849
	1,644,360	0.000		07/23/15		104,291
	527,880	0.000		07/30/15		33,497
	688,500	0.000		08/06/15		43,658
	453,980	0.000		08/20/15		28,752
	2,196,230	0.000		09/10/15		138,907
	1,789,680	0.000		09/17/15		113,071
	147,420	0.000		09/24/15		9,312
	4,428,960	0.000		10/01/15		279,465
	Mexico Government International Bond Series M 10
	1,733,000	7.750		12/14/17		119,014
	Spain Government Bond(a)
EUR	200,000	5.500		04/30/21		272,425
	50,000	4.400		10/31/23		65,498
	Venezuela Government International Bond
	$70,000	8.250		10/13/24		26,250
	40,000	7.650		04/21/25		14,700
	30,000	11.750		10/21/26		12,975
	110,000	9.250		09/15/27		46,750
	40,000	9.250		05/07/28		15,400
	30,000	11.950		08/05/31		12,900
	10,000	7.000		03/31/38		3,525

						4,612,664

	Foreign Debt Obligations – (continued)
	Supranational – 3.9%
	European Financial Stability Facility
EUR	400,000	0.750%		06/05/17		$452,534
	European Investment Bank
GBP	100,000	3.875		06/08/37		182,420
	European Stability Mechanism
EUR	500,000	0.000		10/17/17		557,849

						1,192,803

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $5,994,719)					$5,805,467

	Municipal Debt Obligations(b) – 2.0%
	Puerto Rico – 2.0%
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A
	$5,000	6.000%		07/01/44		$3,275
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A
	10,000	5.500		07/01/28		6,826
	5,000	5.000		07/01/33		3,250
	5,000	5.125		07/01/37		3,163
	10,000	5.750		07/01/37		6,513
	Puerto Rico Commonwealth GO Bonds Series 2014 A
	435,000	8.000		07/01/35		293,625
	Puerto Rico Commonwealth GO Refunding for Public Improvement Series 2008 A
	20,000	5.500		07/01/32		12,125
	Puerto Rico Commonwealth GO Refunding for Public Improvement Series 2009 B
	10,000	6.000		07/01/39		6,200
	Puerto Rico Commonwealth GO Refunding for Public Improvement Series 2012 A
	5,000	5.125		07/01/37		3,013
	Puerto Rico Sales Tax Financing Corp. RB First Subseries 2009 A
	20,000	5.500		08/01/28		11,000
	Puerto Rico Sales Tax Financing Corp. RB First Subseries 2009 A
	45,000	6.000		08/01/42		24,862
	Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 A
	5,000	5.500		08/01/37		2,750
	Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 A
	20,000	5.375		08/01/39		11,000
	115,000	5.500		08/01/42		63,250
	Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 C
	10,000	5.375		08/01/38		5,500
	Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 C
	55,000	6.000		08/01/39		30,388
	55,000	5.250		08/01/41		30,250
	Puerto Rico Sales Tax Financing Corp. RB First Subseries 2011 A-1
	120,000	5.000		08/01/43		66,000

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation First Subseries 2009 A(f)
$15,000	0.000%	08/01/32	$7,879

			590,869

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $748,820)			$590,869

Bank Loan Obligations(b)(c) – 3.8%
Aerospace/Defense – 0.1%
Transdigm, Inc.
$24,812	3.750%	06/04/21	$24,592

Building Materials – 0.2%
Atkore International, Inc.
25,000	7.750	10/09/21	23,375
HD Supply, Inc.
24,936	4.000	06/28/18	24,880

			48,255

Energy – 0.6%
American Energy – Marcellus, LLC
25,000	5.250	08/04/20	19,297
Magnum Hunter Resources Corp.
74,625	8.500	10/22/19	74,438
MEG Energy Corp.
24,871	3.750	03/31/20	24,338
Murray Energy Corp.
75,000	7.500	04/16/20	69,363

			187,436

Environmental – 0.2%
ADS Waste Holdings, Inc.
48,770	3.750	10/09/19	48,124

Food & Beverage – 0.4%
Diamond Foods, Inc.
24,812	4.250	08/20/18	24,765
U.S. Foods, Inc.
99,492	4.500	03/31/19	99,575

			124,340

Healthcare – 0.4%
American Renal Holdings, Inc.
24,855	0.000	03/20/20	24,761
MPH Acquisition Holdings LLC
22,837	3.750	03/31/21	22,681
Sedgwick Claims Management Services, Inc.
24,874	3.750	03/01/21	24,457
25,000	6.750	02/28/22	24,492

			96,391

Bank Loan Obligations – (continued)
Media – 0.7%
Checkout Holding Corp.
$99,560	4.500%	04/09/21	$87,613
25,000	7.750	04/09/22	18,338
Getty Images, Inc.
184,528	0.000	10/18/19	136,320

			242,271

Pharmaceuticals – 0.5%
Endo Luxembourg Finance I Co. SARL
100,000	0.000	06/24/16	99,875
50,000	0.000	06/24/22	50,094

			149,969

Restaurants – 0.1%
Seminole Hard Rock Entertainment, Inc.
24,810	3.500	05/14/20	24,707

Software & Services – 0.1%
First Data Corp.
25,000	3.687	03/24/17	24,914

Technology – 0.4%
BMC Software Finance, Inc.
74,738	5.000	09/10/20	70,219
SS&C European Holdings SARL
4,596	0.000	06/29/22	4,594
SS&C Technologies, Inc.
20,404	0.000	06/29/22	20,391
TTM Technologies, Inc.
25,000	6.000	05/31/21	24,563

			119,767

Transportation – 0.0%
Delta Air Lines, Inc.
9,506	3.250	10/18/18	9,476

Wireless Telecommunications – 0.1%
Intelsat Jackson Holdings SA
40,000	3.750	06/30/19	39,658

TOTAL BANK LOAN OBLIGATIONS
(Cost $1,171,727)			$1,139,900

Commercial Paper(a)(b)(c) – 0.8%
Barclays Bank PLC Series 11-1
$250,000	1.038%	03/11/16	$249,959
(Cost $250,000)

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

Notional Amount	Exercise Rate	Expiration Date	Value

Options Purchased – 0.4%
Interest Rate Swaptions
Deutsche Bank AG Call - OTC - USD 3 Month LIBOR Strike Price 2.145%
$700,000	2.145%	02/22/16	$8,619
Deutsche Bank AG Call - OTC - USD 3 Month LIBOR Strike Price 2.078%
3,600,000	2.078	02/26/16	51,010
Deutsche Bank AG Put - OTC - USD 3 Month LIBOR Strike Price 2.145%
700,000	2.145	02/22/16	9,830
Deutsche Bank AG Put - OTC - USD 3 Month LIBOR Strike Price 2.078%
3,600,000	2.078	02/26/16	44,620
JPMorgan Chase Bank, N.A. Call - OTC - USD 3 Month LIBOR Strike Price 2.973%
700,000	2.973	02/22/16	9,363

TOTAL OPTIONS PURCHASED
(Cost $160,525)			$123,442

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligations – 30.2%
United States Treasury Bill(d)
$1,700,000	0.000%	11/12/15	$1,699,779
United States Treasury Bonds
400,000	6.125	08/15/29	566,604
520,000	3.000	05/15/45	509,480
United States Treasury Inflation-Protected Securities
100,973	0.125	04/15/19	102,283
104,535	0.125	01/15/22	103,734
305,004	0.375	07/15/23	306,480
117,323	2.375	01/15/27	140,660
101,519	1.375	02/15/44	108,434
United States Treasury Notes
300,000	1.750	09/30/19	303,594
600,000	1.500	11/30/19	600,150
400,000	1.625	12/31/19	401,604
500,000	1.500	05/31/20	497,265
400,000	1.625	06/30/20	399,936
1,500,000	2.250	04/30/21	1,531,470
1,000,000	1.875	05/31/22	988,830
600,000	2.125	06/30/22	602,484
300,000	2.375	08/15/24	301,593

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $9,177,753)			$9,164,380

Shares	Distribution Rate	Value

Investment Company(c)(g) – 2.2%
Goldman Sachs Financial Square Government Fund — FST Shares
680,845	0.006%	$680,845
(Cost $680,845)

TOTAL INVESTMENTS – 99.1%
(Cost $30,642,793)		$30,085,784

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%		270,171

NET ASSETS – 100.0%		$30,355,955

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $6,691,032, which represents approximately 22.0% of net assets as of June 30, 2015.
(b)	Securities with “Call” features. Maturity dates disclosed are the final maturity dates.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2015.
(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(e)	Step Bond. Coupon rate is a fixed rate for an initial period then it resets at a specified date and rate.
(f)	Zero coupon until next reset date.
(g)	Represents an affiliated issuer.

Investment Abbreviations:
BA	—Banker Acceptance Rate
BBR	—Bank Bill Reference Rate
CD KSDA	—Certificates of Deposit by the Korean Securities Dealers Association
CDI	—Average One-Day Interbank Deposit
EURIBOR	—Euro Interbank Offered Rate
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
NIBOR	—Norwegian Interbank Offered Rate
RB	—Revenue Bond
STIBOR	—Stockholm Interbank Offered Rate
WIBOR	—Warsaw Interbank Offered Rate

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Renminbi
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PHP	—Philippines Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—United States Dollar
ZAR	—South African Rand

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2015, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Bank of America, N.A.	EUR/HUF	09/16/15	$49,107	$836
	USD/MXN	09/17/15	98,456	1,544
	USD/MXN	09/18/15	112,341	2,112
Barclays Bank PLC	AUD/USD	09/16/15	49,940	65
	CHF/CAD	09/16/15	52,915	359
	EUR/USD	09/16/15	99,330	430
	GBP/EUR	09/16/15	101,625	3,411
	INR/USD	07/01/15	83,620	310
	JPY/USD	09/16/15	101,576	1,576
	PHP/USD	07/03/15	50,198	198
	USD/AUD	09/16/15	98,343	748
	USD/KRW	08/03/15	49,844	156
	USD/MXN	07/29/15	138,213	2,214
	USD/PHP	07/03/15	48,630	370
BNP Paribas SA	SEK/NZD	09/16/15	56,905	2,715
	USD/BRL	07/02/15	49,987	13
	USD/CNH	09/16/15	128,548	67

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
BNP Paribas SA (continued)	USD/EUR	09/16/15	$308,073	$3,203
	USD/KRW	07/31/15	49,973	27
Citibank, N.A.	EUR/GBP	09/16/15	99,330	17
	GBP/USD	07/15/15	78,555	2,142
	USD/CAD	08/10/15	43,211	536
	USD/CAD	09/16/15	93,721	1,542
	USD/KRW	07/17/15	98,812	188
	USD/NZD	09/16/15	43,286	1,534
	USD/RUB	07/29/15	44,293	426
Deutsche Bank AG	BRL/USD	07/02/15	101,425	2,143
	EUR/USD	09/16/15	128,616	28
	GBP/USD	07/15/15	93,720	2,450
	INR/USD	07/01/15	77,560	500
	JPY/USD	09/16/15	200,945	946
	MXN/USD	09/17/15	99,366	366
	MYR/USD	07/31/15	50,549	549
	USD/EUR	09/16/15	1,059,433	9,253
	USD/KRW	07/17/15	98,905	95
	USD/KRW	07/22/15	49,295	705
	USD/KRW	07/27/15	49,397	603
	USD/MXN	08/20/15	16,371	487
	USD/MXN	09/10/15	206,782	3,760
	USD/MXN	09/17/15	49,697	303
	USD/RUB	07/27/15	21,585	170
Merrill Lynch & Co., Inc.	JPY/USD	07/27/15	91,870	1,722
Morgan Stanley Co., Inc.	BRL/USD	07/02/15	96,299	1,746
	BRL/USD	08/04/15	4,577	30
	INR/USD	07/01/15	336,108	1,482
	INR/USD	07/31/15	64,903	36
	SEK/EUR	09/16/15	200,535	2,142
	TRY/USD	09/16/15	46,583	1,335
	USD/INR	07/01/15	65,076	72
	USD/MXN	07/02/15	68,852	1,429
	USD/MXN	10/01/15	36,582	604
Royal Bank of Canada	BRL/USD	07/02/15	206,169	2,256
	USD/EUR	08/07/15	112,323	853
	USD/EUR	09/16/15	99,330	941
	USD/MXN	07/23/15	69,059	1,861
	USD/MXN	08/06/15	43,352	950
	USD/MXN	10/01/15	103,006	1,764
	USD/NZD	09/16/15	45,997	1,799

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Royal Bank of Scotland	USD/EUR	08/07/15	$871,134	$2,144
	USD/NZD	09/16/15	49,143	567
State Street Bank	USD/CAD	09/16/15	96,618	595
	USD/CNH	09/16/15	119,342	30
	USD/EUR	09/16/15	164,062	1,637
UBS AG	BRL/USD	07/02/15	126,080	4,186
	EUR/USD	09/16/15	32,882	257
	GBP/USD	07/15/15	182,248	3,668
	JPY/USD	09/16/15	202,350	2,354
	KRW/USD	07/02/15	48,783	358
	RUB/USD	07/09/15	47,793	324
	USD/EUR	09/16/15	199,776	706
	USD/KRW	07/02/15	48,783	217
	USD/KRW	08/28/15	93,929	989
	USD/MYR	07/07/15	46,193	955
	USD/NZD	09/16/15	96,939	1,796
Westpac Banking Corp.	AUD/USD	09/16/15	49,940	328
	CAD/CHF	09/16/15	79,939	613
	CHF/CAD	09/16/15	26,411	104
	INR/USD	07/01/15	101,064	375
	INR/USD	07/29/15	49,142	97
	USD/AUD	09/16/15	285,812	1,850
	USD/EUR	08/07/15	3,533,548	34,301
	USD/EUR	09/16/15	121,051	925
	USD/MXN	07/23/15	95,390	1,943
	USD/MYR	07/07/15	45,598	645
	USD/NZD	07/13/15	60,928	4,421
	USD/SEK	08/19/15	33,207	282
TOTAL				$136,786

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Bank of America, N.A.	HUF/USD	09/16/15	$119,523	$(764)
	MXN/USD	09/17/15	181,230	(2,766)
	USD/JPY	07/27/15	20,308	(379)
	USD/JPY	09/16/15	201,370	(2,370)
Barclays Bank PLC	EUR/USD	09/16/15	99,330	(697)
	KRW/USD	07/27/15	49,497	(503)
	MYR/USD	07/13/15	49,709	(291)

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Barclays Bank PLC (continued)	NZD/USD	09/16/15	$47,796	$(1,247)
	USD/INR	07/01/15	83,620	(739)
BNP Paribas SA	EUR/GBP	09/16/15	99,330	(1,335)
	MXN/USD	09/17/15	167,506	(2,865)
	NOK/EUR	09/16/15	86,530	(261)
	NZD/USD	07/13/15	62,058	(4,482)
	USD/CNH	09/16/15	118,725	(14)
	USD/JPY	09/16/15	101,222	(1,222)
	USD/KRW	07/13/15	52,321	(119)
	USD/RUB	07/09/15	51,439	(1,439)
	USD/RUB	07/27/15	28,083	(83)
Citibank, N.A.	AUD/USD	07/13/15	36,752	(344)
	AUD/USD	09/16/15	97,574	(1,387)
	EUR/USD	09/16/15	99,330	(657)
	GBP/USD	09/16/15	48,682	(564)
	HUF/USD	09/16/15	123,727	(2,801)
	PLN/USD	09/16/15	61,158	(1,051)
	USD/EUR	09/16/15	302,454	(2,392)
	USD/GBP	07/15/15	513,399	(10,730)
	USD/GBP	09/16/15	44,302	(1,111)
	USD/JPY	07/27/15	73,251	(1,143)
Deutsche Bank AG	BRL/USD	08/04/15	49,934	(10)
	EUR/USD	09/16/15	50,223	(90)
	MXN/USD	09/17/15	168,035	(2,955)
	MYR/USD	07/07/15	48,340	(660)
	USD/BRL	07/02/15	168,213	(3,887)
	USD/EUR	09/16/15	32,882	(81)
	USD/INR	07/01/15	77,560	(520)
	USD/KRW	08/03/15	50,226	(226)
	USD/SGD	09/16/15	50,114	(114)
	USD/TRY	09/16/15	51,412	(1,412)
	USD/TWD	07/29/15	100,028	(28)
	USD/TWD	08/03/15	50,140	(139)
Morgan Stanley Co., Inc.	USD/BRL	07/02/15	261,670	(5,429)
	USD/INR	07/01/15	271,032	(1,005)
	USD/JPY	09/16/15	170,555	(555)
Royal Bank of Canada	CAD/USD	09/16/15	99,600	(400)
	EUR/USD	09/16/15	195,312	(4,274)
	USD/BRL	07/02/15	50,103	(103)
	USD/BRL	10/02/15	208,402	(2,093)
	USD/MYR	07/07/15	139,321	(468)

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Royal Bank of Scotland	CLP/USD	07/22/15	$49,296	$(704)
	EUR/USD	09/16/15	34,636	(237)
	MXN/USD	09/17/15	503,306	(6,308)
	PLN/USD	09/16/15	66,787	(998)
	USD/TRY	09/16/15	49,306	(306)
State Street Bank	EUR/NOK	09/16/15	86,791	(883)
	EUR/USD	09/16/15	99,330	(622)
	GBP/EUR	09/16/15	100,418	(201)
	USD/CAD	09/16/15	99,426	(426)
	USD/JPY	09/16/15	129,681	(986)
UBS AG	EUR/USD	09/16/15	295,758	(3,276)
	HUF/USD	09/16/15	119,596	(2,746)
	MYR/USD	07/13/15	49,835	(165)
	PLN/USD	09/16/15	62,007	(1,444)
	RUB/USD	07/02/15	47,912	(1,088)
	USD/JPY	09/16/15	100,846	(846)
	USD/KRW	07/31/15	48,554	(163)
	USD/RUB	07/02/15	47,912	(323)
	USD/SGD	09/16/15	140,488	(116)
	USD/ZAR	09/16/15	51,318	(1,318)
Westpac Banking Corp.	CAD/USD	08/10/15	39,874	(511)
	NZD/USD	09/16/15	149,330	(6,482)
	USD/CNH	09/16/15	149,139	(139)
	USD/EUR	09/16/15	70,218	(137)
	USD/INR	07/01/15	101,064	(1,064)
	USD/JPY	09/16/15	50,219	(219)
	USD/SGD	09/16/15	140,798	(299)
	USD/TWD	07/13/15	96,707	(597)
	USD/TWD	07/21/15	48,453	(24)
TOTAL				$(100,833)

FUTURES CONTRACTS — At June 30, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Euro-Bobl	(4)	September 2015	$(577,849)	$(463)
Euro-OAT	(4)	September 2015	(653,168)	995
U.S. Long Bond	(10)	September 2015	(1,508,438)	21,103
2 Year U.S. Treasury Notes	(3)	September 2015	(656,813)	(755)
5 Year U.S. Treasury Notes	(35)	September 2015	(4,174,023)	(1,199)
10 Year U.S. Treasury Notes	(26)	September 2015	(3,280,469)	21,018
TOTAL				$40,699

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At June 30, 2015, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

					Market Value
Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread on June 30, 2015(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
CDX North America High Yield Index	$50	5.000%	06/20/20	3.557%	$3,675	$(500)
CDX North America Investment Grade Index	4,275	1.000	06/20/20	0.704	74,542	(13,143)
TOTAL					$78,217	$(13,643)

(a)	Credit spread on the Referenced Obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread on June 30, 2015	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America, N.A.	People’s Republic of China, 4.250%, 10/28/27	$210	(1.000)%	06/20/19	0.690%	$(1,066)	$(1,361)
JPMorgan Chase Bank, N.A.	People’s Republic of China, 4.250%, 10/28/27	1,250	(1.000)	06/20/19	0.690	(4,775)	(9,673)
TOTAL						$(5,841)	$(11,034)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000's)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
CAD	5,850		04/21/17	1.000%	3 Month BA	$(2,720)	$12,055
NOK	12,350		05/11/17	1.000	6 Month NIBOR	(3,632)	(5,963)
	5,630	(a)	07/01/17	1.000	6 Month NIBOR	(4,616)	703
PLN	90		06/17/19	6 Month WIBOR	3.045%	—	(636)
	90		06/17/19	3.048	6 Month WIBOR	471	168
EUR	320	(a)	05/11/20	0.600	6 Month EURIBOR	(447)	(640)
	70	(a)	05/22/20	0.550	6 Month EURIBOR	(353)	(24)
	11,120	(a)	09/16/20	0.500	6 Month EURIBOR	(19,774)	(11,969)
SEK	17,050	(a)	09/16/20	3 Month STIBOR	0.750	10,365	(1,570)
	$400	(a)	09/16/20	3 Month LIBOR	2.250	(6,894)	(313)
EUR	370	(a)	09/16/22	6 Month EURIBOR	0.750	(458)	3,150

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged		Market Value
Notional Amount (000's)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
	$1,880	(a)	09/16/22	3 Month LIBOR	2.500%	$(5,273)	$(30,372)
EUR	940	(a)	05/15/24	1.100%	6 Month EURIBOR	(638)	4,238
	340	(a)	02/27/25	1.150	6 Month EURIBOR	1,462	(12,662)
	2,680	(a)	05/11/25	1.568	6 Month EURIBOR	(6,285)	(28,183)
	1,270	(a)	06/08/25	1.850	6 Month EURIBOR	(1,938)	3,567
AUD	560	(a)	09/16/25	3.500	6 Month BBR	3,471	541
CAD	1,030	(a)	09/16/25	2.750	3 Month BA	30,647	10,014
EUR	150	(a)	09/16/25	1.250	6 Month EURIBOR	(491)	1,382
	1,400	(a)	09/16/25	2.000	6 Month EURIBOR	4,480	4,208
GBP	1,010	(a)	09/16/25	6 Month LIBOR	2.750	(2,401)	(5,477)
	$3,690	(a)	09/16/25	3 Month LIBOR	2.750	(93,076)	13,487
EUR	330	(a)	02/27/30	6 Month EURIBOR	1.350	(2,383)	24,507
	700	(a)	06/08/30	6 Month EURIBOR	2.100	(3,942)	(22)
	680	(a)	09/16/30	6 Month EURIBOR	1.500	(35,236)	38,228
	$400	(a)	09/16/30	3 Month LIBOR	3.000	(13,440)	1,223
EUR	100	(a)	02/27/35	1.400	6 Month EURIBOR	487	(10,016)
	1,030	(a)	05/11/35	6 Month EURIBOR	1.695	18,489	37,483
GBP	100		06/08/37	6 Month LIBOR	2.100	(5,253)	12,246
	450	(a)	09/16/45	6 Month LIBOR	2.750	(38,391)	(25,166)
JPY	67,340	(a)	09/16/45	1.500	6 Month LIBOR	(8,328)	8,667
	$300	(a)	09/16/45	3 Month LIBOR	3.000	11	(3,074)
	TOTAL					$(186,086)	$39,780

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to June 30, 2015.

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
Counterparty	Notional Amount (000's)		Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)
Bank of America, N.A.	KRW	290,710	11/04/17	2.060%	3 Month CD KSDA	$2,047
		593,840	08/06/24	3 Month CD KSDA	2.970%	(34,830)
Deutsche Bank AG	KRW	142,230	10/06/17	2.245	3 Month CD KSDA	1,612
		209,280	10/15/17	2.253	3 Month CD KSDA	2,409
		173,640	11/04/17	2.075	3 Month CD KSDA	1,281
JPMorgan Chase Bank, N.A.	BRL	251	01/04/21	12.483	1 Day CDI	172
TOTAL						$(27,309)

(b) There are no upfront payments on the swap contracts listed above, therefore the unrealized gains (losses) on swap contracts are equal to their market value.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets:
Investments in unaffiliated issuers, at value (cost $29,961,948)	$29,404,940
Investments in affiliated issuers, at value (cost $680,845)	680,845
Cash	310,147
Foreign currencies, at value (cost $37,914)	38,105
Receivables:
Collateral on certain derivative contracts(a)	538,469
Investments sold	419,160
Investments sold on an extended-settlement basis	238,207
Interest and dividends	182,963
Unrealized gain on forward foreign currency exchange contracts	136,786
Reimbursement from investment adviser	63,541
Variation margin on certain derivative contracts	35,772
Unrealized gain on swap contracts	7,521
Total assets	32,056,456

Liabilities:
Payables:
Investments purchased	890,031
Investments purchased on an extended-settlement basis	566,193
Unrealized loss on forward foreign currency exchange contracts	100,833
Management fees	14,686
Upfront payments received on swap contracts	5,841
Distribution and Service fees and Transfer Agent fees	1,985
Fund shares redeemed	456
Variation margin on certain derivative contracts	13,796
Unrealized loss on swap contracts	45,864
Accrued expenses	60,816
Total liabilities	1,700,501

Net Assets:
Paid-in capital	31,590,237
Distributions in excess of net investment income	(176,222)
Accumulated net realized loss	(567,809)
Net unrealized loss	(490,251)
NET ASSETS	$30,355,955
Net Assets:
Institutional	$26,456,899
Service	9,820
Advisor	3,889,236
Total Net Assets	$30,355,955
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	2,793,193
Service	1,037
Advisor	411,418
Net asset value, offering and redemption price per share:
Institutional	$9.47
Service	9.47
Advisor	9.45

(a) Includes amounts segregated for initial margin and/or collateral on future transactions and swap transactions of $129,097 and $409,372, respectively.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

Investment income:
Interest	$282,157
Dividends — affiliated issuers	32
Total investment income	282,189

Expenses:
Management fees	76,618
Professional fees	49,757
Offering costs	41,397
Custody, accounting and administrative services	40,939
Trustee fees	11,361
Printing and mailing costs	11,311
Distribution and Service fees(a)	4,846
Transfer Agent fees(a)	2,552
Other	30,047
Total expenses	268,828
Less — expense reductions	(153,898)
Net expenses	114,930
NET INVESTMENT INCOME	167,259

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	(166,444)
Futures contracts	(45,668)
Swap contracts	27,518
Forward foreign currency exchange contracts	306,686
Foreign currency transactions	(47,891)
Net change in unrealized gain (loss) on:
Investments	(436,461)
Futures contracts	57,406
Swap contracts	9,748
Forward foreign currency exchange contracts	(130,816)
Foreign currency translation	6,939
Net realized and unrealized loss	(418,983)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(251,724)

(a) Class specific Distribution and Service, and Transfer Agent fees were as follows:

Distribution and Service Fees		Transfer Agent Fees
Service	Advisor	Institutional	Service	Advisor
$13	$4,833	$2,308	$2	$242

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2015 (Unaudited)	For the Period Ended December 31, 2014(a)

From operations:
Net investment income	$167,259	$164,747
Net realized gain (loss)	74,201	(280,585)
Net change in unrealized gain (loss)	(493,184)	2,933
Net decrease in net assets resulting from operations	(251,724)	(112,905)

Distributions to shareholders:
From net investment income
Institutional Shares	(372,035)	(454,918)
Service Shares	(128)	(229)
Advisor Shares	(33,783)	(23,752)
Total distributions to shareholders	(405,946)	(478,899)

From share transactions:
Proceeds from sales of shares	11,582,358	20,054,257
Reinvestment of distributions	405,946	478,899
Cost of shares redeemed	(337,589)	(578,442)
Net increase in net assets resulting from share transactions	11,650,715	19,954,714
TOTAL INCREASE	10,993,045	19,362,910

Net assets:

Beginning of period	19,362,910	—
End of period	$30,355,955	$19,362,910
Undistributed (distributions in excess of) net investment income	$(176,222)	$62,465

(a) Commenced operations on April 14, 2014.

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized (loss)	Total from investment operations	Distributions to shareholders From net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2015 - Institutional	$9.70	$0.06	$(0.16)	$(0.10)	$(0.13)	$9.47	(0.98)%	$26,457	0.86	%(d)	1.89	%(d)	1.35	%(d)	85%
2015 - Service	9.70	0.05	(0.16)	(0.11)	(0.12)	9.47	(1.09)	10	1.14	(d)	2.15		1.11	(d)	85
2015 - Advisor	9.69	0.04	(0.16)	(0.12)	(0.12)	9.45	(1.24)	3,889	1.26	(d)	2.44		0.94	(d)	85

FOR THE PERIOD ENDED DECEMBER 31,
2014 - Institutional (Commenced April 14, 2014)	10.00	0.09	(0.14)	(0.05)	(0.25)	9.70	(0.51)	18,180	0.86	(d)	2.77	(d)	1.23	(d)	157
2014 - Service (Commenced April 14, 2014)	10.00	0.07	(0.14)	(0.07)	(0.23)	9.70	(0.70)	10	1.13	(d)	3.05	(d)	0.96	(d)	157
2014 - Advisor (Commenced April 14, 2014)	10.00	0.09	(0.17)	(0.08)	(0.23)	9.69	(0.79)	1,173	1.26	(d)	2.64	(d)	1.30	(d)	157

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Strategic Income Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering three classes of shares — Institutional, Service and Advisor Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. The Fund commenced operations on April 14, 2014.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Offering Costs — Offering costs paid in connection with the offering of shares of the Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations.

E.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid quarterly and capital gains distributions, if any, are declared and paid annually.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund are valued at the NAV of the FST Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy.

The Goldman Sachs Financial Square Government Fund may invest in debt securities which are valued daily on the basis of quotations supplied by dealers, if market quotations are readily available, or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

ii.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of the foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of June 30, 2015:

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$4,384,081	$—
Mortgage-Backed Obligations	—	2,668,439	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	9,164,380	—	—
Asset-Backed Securities	—	5,278,402	—
Foreign Debt Obligations	—	5,805,467	—
Municipal Debt Obligations	—	590,869	—
Bank Loan Obligations	—	1,139,900	—
Commercial Paper	—	249,959	—
Investment Company	680,845	—	—
Total	$9,845,225	$20,117,117	$—

28

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets
Futures Contracts(a)	$43,116	$—	$—
Forward Foreign Currency Exchange Contracts(a)	—	136,786	—
Interest Rate Swaps(a)	—	183,388	—
Options Purchased	—	123,442	—
Total	$43,116	$443,616	$—
Liabilities(a)
Futures Contracts	$(2,417)	$—	$—
Forward Foreign Currency Exchange Contracts	—	(100,833)	—
Credit Default Swaps	—	(24,677)	—
Interest Rate Swaps	—	(170,917)	—
Total	$(2,417)	$(296,427)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of June 30, 2015. These instruments were used to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Credit	—	—		Payable for unrealized loss on swap contracts and variation margin on certain derivative contracts	$(24,677	)(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$136,786		Payable for unrealized loss on forward foreign currency exchange contracts	(100,833)
Interest Rate	Receivable for unrealized gain on swap contracts; variation margin on certain derivative contracts; Investments, at value	349,946	(a)	Payable for unrealized loss on swap contracts and variation margin on certain derivative contracts	(173,334	)(a)
Total		$486,732			$(298,844)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swap contract described in the Additional Investment Information section of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2015. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and

29

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

4.    INVESTMENTS IN DERIVATIVES (continued)

accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$27,159	$(45,271)	7
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts foreign currency exchange contracts	306,686	(130,816)	301
Interest Rate	Net realized gain (loss) from future contracts and swap contracts/Net change in unrealized gain (loss) on future contracts and swap contracts	(45,309)	112,425	79
Total		$288,536	$(63,662)	387

(a)	Average number of contracts is based on the average of month end balances for the period ended June 30, 2015.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended June 30, 2015, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^
0.60%	0.54%	0.51%	0.50%	0.49%	0.60%	0.59%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Fund invests in FST Shares of the Goldman Sachs Financial Square Government Fund. This Underlying Fund is considered to be affiliated with the Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated funds in which the Fund invests. For the six months ended June 30, 2015, GSAM waived $770 of the Fund’s management fee.

B.  Distribution and Service Plans — The Trust, on behalf of the Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% and 0.40% of the Fund’s average daily net assets attributable to Service and Advisor Shares, respectively.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets for Institutional, Service and Advisor Shares.

30

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.254%. The Other Expense limitation will remain in place through at least April 30, 2016, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the six months ended June 30, 2015, GSAM reimbursed $152,382 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the six months ended June 30, 2015, custody fee credits were $746.

The following table provides information about the Fund’s investment in the Goldman Sachs Financial Square Government Fund as of and for the six months ended June 30, 2015:

Underlying Fund	Market Value 12/31/14	Purchases at Cost	Proceeds from Sales	Market Value 06/30/15	Dividend Income
Goldman Sachs Financial Square Government Fund	$—	$15,223,515	$(14,542,670)	$680,845	$32

As of June 30, 2015, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 67% of Institutional Class Shares and 100% of the Service Class Shares of the Fund.

E.  Line of Credit Facility — As of June 30, 2015, the Fund participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $115,000,000, for a total of up to $1,320,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2015, the Fund did not have any borrowings under the facility.

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2015, were as follows:

Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations
$11,946,350	$14,703,492	$10,462,307	$7,068,506

31

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

7.    TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2014, the Fund’s capital loss carryforwards and certain timing differences, on a tax-basis were as follows:

Capital loss carryforwards:
Perpetual short-term	$(72,161)
Perpetual long-term	(82,759)
Total capital loss carryforwards	$(154,920)
Timing differences (Straddle Deferral/Post October Loss Deferral)	(504,736)

As of June 30, 2015, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$30,653,137
Gross unrealized gain	92,015
Gross unrealized loss	(659,368)
Net unrealized security loss	$(567,353)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures and foreign currency contracts, and differences in the tax treatment of swap transactions and inflation protected securities.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior year, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will directly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

8.    OTHER RISKS (continued)

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short term fixed income securities or instruments.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allocable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

33

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

11.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Period Ended June 30, 2015 (Unaudited)		For the Period Ended December 31, 2014(a)
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	885,758	$8,561,230	1,827,210	$18,272,275
Reinvestment of distributions	39,159	372,035	46,920	454,918
Shares redeemed	(5,763)	(54,958)	(91)	(914)
	919,154	8,878,307	1,874,039	18,726,279
Service Shares
Shares sold	—	—	1,000	10,000
Reinvestment of distributions	13	128	24	229
	13	128	1,024	10,229
Advisor Shares
Shares sold	316,333	3,021,128	176,940	1,771,982
Reinvestment of distributions	3,562	33,783	2,459	23,752
Shares redeemed	(29,625)	(282,631)	(58,251)	(577,528)
	290,270	2,772,280	121,148	1,218,206
NET INCREASE	1,209,437	$11,650,715	1,996,211	$19,954,714

(a)	Commenced operations on April 14, 2014.

34

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Fund Expenses — Six Month Period Ended June 30, 2015 (Unaudited)

As a shareholder of Institutional, Service or Advisor Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service and Advisor Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares, Service and Advisor Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2015 through June 30, 2015, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 01/01/15	Ending Account Value 06/30/15		Expenses Paid for the 6 Months Ended 06/30/15*
Institutional
Actual	$1,000	$990.20		$4.24
Hypothetical 5% return	1,000	1,020.53	+	4.31
Service
Actual	1,000	989.10		5.62
Hypothetical 5% return	1,000	1,019.14	+	5.71
Advisor
Actual	1,000	987.60		6.21
Hypothetical 5% return	1,000	1,018.55	+	6.31

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.86%, 1.14% and 1.26% for the Institutional, Service and Advisor Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

35

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Strategic Income Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2016 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 10-11, 2015 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. Such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding); sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of a group of similar mutual funds, as provided by the Investment Adviser using a peer group constructed by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), its benchmark performance index, and composites of accounts with comparable investment strategies managed by the Investment Adviser, and general investment outlooks in the markets in which the Fund invests;
(c)	information provided by GSAM indicating GSAM’s views on whether a Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;

36

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser to limit certain expenses of the Fund that exceed a specified level;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel,

37

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider for the three-month period ended March 31, 2015 (the Fund commenced operations on April 14, 2014). The Trustees also reviewed the Fund’s investment performance over the same period relative to its performance benchmark. As part of this review, they reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel. The Trustees considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Fund had launched on April 14, 2014, and did not yet have a meaningful performance history.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe. The analyses also compared the Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to limit certain expenses of the Fund that exceed a specified level. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

38

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2014, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability.

The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.60%
Next $1 billion	0.54
Next $3 billion	0.51
Next $3 billion	0.50
Over $8 billion	0.49

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of

39

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (h) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2016.

40

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Kathryn A. Cassidy John P. Coblentz, Jr.	Scott M. McHugh, Principal Financial Officer and Treasurer
Diana M. Daniels	Caroline L. Kraus, Secretary
Joseph P. LoRusso
Herbert J. Markley
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel
Roy W. Templin
Gregory G. Weaver

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of June 30, 2015 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Strategic Income Fund.

© 2015 Goldman Sachs. All rights reserved.

VITSTISAR-15/168146.MF.MED.TMPL/8/2015

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Strategic International Equity Fund

Semi-Annual Report

June 30, 2015

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectuses.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic International Equity Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Strategic International Equity Fund invests primarily in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental International Equity Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic International Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2015 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated cumulative total returns of 8.86% and 8.73%, respectively. These returns compare to the 5.52% cumulative total return of the Fund’s benchmark, the MSCI Europe, Australasia, Far East (EAFE) Index (net, USD, unhedged) (the “MSCI EAFE Index”), during the same time period.

What economic and market factors most influenced the international equity markets as a whole during the Reporting Period?

International equities, as measured by the MSCI EAFE Index, posted a return of 5.52% in U.S. dollar terms for the Reporting Period as a whole.

Central bank policy, currency trends and sharp oil price declines were major themes affecting international equities during the Reporting Period. Both the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) employed easy monetary policy in an effort to stimulate economic growth. With interest rates near zero in both regions, the euro and yen fell against the U.S. dollar, which helped increase exports, an important source of revenue to companies in Europe and Japan. The euro sank to a 12-year low against the U.S. dollar in March 2015 before rebounding slightly through the remainder of the Reporting Period. The impact of the weaker euro was already noticeable in European corporate earnings reports during the Reporting Period, many of which were better than expected. Similarly, Japanese companies began to benefit from the weak yen. In our view, strong equity markets in Europe and Japan reflected the positive impact of weak currencies on corporate earnings growth as well as optimism that monetary stimulus would stave off deflation and promote economic growth.

Toward the end of the Reporting Period, the uncertainty and rising intensity of Greece’s negotiations with European Union (“EU”) leaders weighed on global financial markets, particularly European equities. The Greek government took the unusual step of calling a referendum on whether Greece should accept the deal offered by its creditors. The ECB voted against providing any additional emergency liquidity assistance to Greek banks in the meantime, forcing Greece to close its banks until after the referendum.

The sharp drop in oil prices also impacted international equity markets during the Reporting Period. The international Brent crude oil benchmark price fell from a high of $115 per barrel in June 2014 to a low of $47 per barrel in January 2015 before rebounding to just more than $65 per barrel at the beginning of May 2015 and settling in a range of approximately $60 to $65 per barrel through the end of June 2015. The low crude oil price forced many energy companies to lower earnings, and thus the energy sector declined during the Reporting Period. Utilities, a particularly interest rate sensitive segment of the equity market, was the worst performing sector in the MSCI EAFE Index during the Reporting Period.

Market participants perceived the combination of lower energy prices, aggressive monetary stimulus and improving economies as beneficial for consumers in Europe and Japan as well as for sales of European and Japanese consumer products in the U.S. In turn, stocks of many consumer companies rose in anticipation of increasing consumption, and the consumer discretionary sector significantly outperformed the MSCI EAFE Index during the Reporting Period. Health care was the second best performing sector in the MSCI EAFE Index during the Reporting Period, as many companies have been meeting or beating earnings estimates, and merger and acquisition activity remained robust.

For the Reporting Period overall, Denmark, Japan, Ireland and Italy were the best performing equity markets in the MSCI EAFE Index. China was the weakest equity market in the MSCI EAFE Index by a wide margin, followed at some distance by Australia, which was particularly weighed on by weak energy and commodity prices, Spain and Singapore.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund’s outperformance of the MSCI EAFE Index during the Reporting Period can be primarily attributed to individual stock selection.

What were some of the Fund’s best-performing individual stocks?

The greatest contributors to Fund performance relative to the MSCI EAFE Index during the Reporting Period were Japanese consumer goods company Pola Orbis, Japanese banking group Mitsubishi URJ Financial Group and Japanese tobacco company Japan Tobacco.

Pola Orbis was the top contributor to the Fund’s results. During the Reporting Period, Pola Orbis reported strong fourth quarter 2014 domestic sales and showed resilient sales in China, its other key market. Investors also appeared to like the company’s focus on shareholder returns, with a high dividend pay-out ratio and a return on equity target that was gradually rising toward 8%.

Mitsubishi UFJ Financial Group performed well on the back of strong results, driven by a gradual recovery in its domestic business and robust growth in its international businesses, in particular in Asia and the U.S. Additionally, during the Reporting Period, Mitsubishi UFJ Financial Group announced increased shareholder returns via a higher dividend and share buy-backs.

Japan Tobacco, which engages in the manufacture and sale of tobacco products, was another top contributor to the Fund’s relative results during the Reporting Period. Japan Tobacco’s stock recovered during the Reporting Period after poor performance in the fourth quarter of 2014, as the market became more confident that the company should be able to raise its prices in Japan. Also the market appeared to look favorably on the fact that the company’s Russian business has been holding up well despite the tough economic conditions there.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

The biggest detractors from Fund performance relative to the MSCI EAFE Index during the Reporting Period were South Korean auto manufacturer Kia Motors, German-listed Internet business incubator Rocket Internet and British utilities company Drax Group.

Kia Motors detracted most from the Fund’s results during the Reporting Period, with its stock held back by sluggish fourth quarter 2014 results. At the end of the Reporting Period, we were hopeful that new model launches anticipated for later in 2015 could improve the company’s top line growth. However, we remained cautious and are monitoring the stock closely.

Rocket Internet detracted from Fund performance during the Reporting Period. The Internet business incubator with a focus on emerging markets had a poor first half of 2015 after strong performance following its Initial Public Offering (“IPO”) during the fourth quarter of 2014. Rocket Internet’s poor performance was due primarily to a further capital raising, as the company sought to continue investing in its existing businesses and keep a cash reserve for opportunistic investments.

Drax Group detracted from Fund performance during the Reporting Period as well. The company’s poor performance can be attributed primarily to an unexpected change in U.K. renewables remuneration policy and the negative effect of falling oil prices on the U.K. power price. We eliminated the Fund’s position in Drax Group by the end of the Reporting Period.

Which equity market sectors most significantly affected Fund performance?

Effective security selection within the consumer staples, financials and health care sectors contributed most positively to the Fund’s performance relative to the MSCI EAFE Index during the Reporting Period. Only two sectors detracted from the Fund’s relative results during the Reporting Period, namely information technology and consumer discretionary, in each case due primarily to stock selection. Having an underweighted allocation to the strongly performing consumer discretionary sector also hurt.

Which countries or regions most affected the Fund’s performance during the Reporting Period?

Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the MSCI EAFE Index. This effect may be even more pronounced in countries that represent only a modest proportion of the MSCI EAFE Index.

That said, the Fund’s effective stock selection in Switzerland, the U.K. and Japan contributed most positively to the Fund’s returns relative to the MSCI EAFE Index. The countries that detracted most from the Fund’s performance during the Reporting Period were South Korea, the Netherlands and Taiwan, where positioning overall hurt.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy.

Did the Fund make any significant purchases or sales during the Reporting Period?

During the Reporting Period, we established Fund positions in Societe Generale, Shire and Aviva.

We initiated a Fund position in Societe Generale, a French banking group, during the first quarter of 2015. The stock had been a significant laggard compared to other European banks for more than a year, and its relative valuation appeared attractive, in our view. We considered that concerns around weakness in its Russian business and continued re-regulation of banks were well priced in already. At the end of the Reporting Period, we believed the gradual recovery of the Eurozone economy should lead to upgrades to the growth outlook for the bank.

We took advantage of a correction in the European market to re-initiate a position in Irish specialty pharmaceutical company Shire, a high quality name, in our view, focused on orphan drugs and neuroscience, two markets where we continue to like the long-term growth potential. (An orphan drug is a pharmaceutical agent that has been developed specifically to treat a rare medical condition, the condition itself being referred to as an orphan disease. The assignment of orphan status to a disease and to any drugs developed to treat it is a matter of public policy in many countries.) The company reported strong fourth quarter 2014 earnings, confirming the resilience of its existing business, while continuing to focus on the development of new drugs, such as Lifitegrast (a drug for dry eye), which should aid in its expansion into new markets. At the time of purchase, we believed it to be attractively valued.

We established a Fund position in U.K. insurer Aviva, as its share price weakened at the end of 2014, when it announced its acquisition of Friends Life, one of its competitors. We think the market misjudged the deal, which we believe may well allow Aviva to generate cost synergies and improve its cash flow.

In addition to those sales already mentioned, we exited the Fund’s positions in Intesa Sanpaolo, Ericsson and Aurizon.

We sold the Fund’s position in Italian bank Intesa Sanpaolo. It was one of the best performing banks both year-to-date through June 30, 2015 and over the past year, as it delivered on capital, margin improvement, a drop in provisions, and dividends. Following its strong performance, we took the opportunity to sell out of the position and redeploy the capital to other financial names that we considered to have more attractive valuations.

During the Reporting Period, we exited the Fund’s position in mobile telecommunications equipment company Ericsson. We believe the telecommunications capital expenditure cycle is heading into a period of weakness, as fourth generation equipment in China is coming to an end, and the U.S. has gone from a period of rapid expansion to one of more muted capital expenditure. With China and the U.S. representing two of the largest markets for Ericsson, we felt its valuation had become stretched and decided to sell.

We eliminated the Fund’s position in Australian railroad operator to the mining industry Aurizon. Aurizon performed poorly, as the slowing Chinese economy raised concerns that commodities freight volumes may come under pressure despite the long-term nature of Aurizon’s contracts with its mining customers, and so we decided to sell the position.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making regional, country, sector or industry bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector or country weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, there were no notable changes in the Fund’s sector or country weightings during the Reporting Period.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of June 2015, the Fund had a greater weighting than the MSCI EAFE Index in the consumer staples sector. The Fund had underweighted allocations to the consumer discretionary, industrials, materials, utilities, financials and telecommunication services sectors and was rather neutrally weighted to the MSCI EAFE Index in the energy, health care and information technology sectors at the end of the Reporting Period.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

From a country perspective, the Fund had greater positions in Belgium, Ireland, South Korea, Spain, Switzerland, Taiwan, India, Sweden and Japan relative to the MSCI EAFE Index at the end of June 2015. The Fund had less exposure to the U.K., Australia, Italy and the Netherlands than the MSCI EAFE Index and was rather neutrally weighted to the MSCI EAFE Index in Russia, China, France, Denmark, Singapore and Germany at the end of the Reporting Period. On the same date, the Fund had no exposure to the remaining components of the MSCI EAFE Index.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, but closely monitored, effect.

What is the Fund’s tactical view and strategy for the months ahead?

Positive expectations for quantitative easing, the monetary policy in which the ECB purchases bonds in the market in an effort to lower interest rates and increase money supply, already appeared to be having an effect on Europe’s economic recovery and stock markets by the end of the Reporting Period. Still, while the outlook for European corporate earnings remained strong, stocks may face some near-term headwinds following a strong rally earlier in 2015. The intensity of talks between Greece and the EU toward the end of June 2015 caught markets by surprise and weighed on sentiment. Fears of contagion to Europe’s periphery also were keeping markets nervous and somewhat volatile. We believe the ECB may likely take action if bond yields in the periphery European countries rise dramatically. Other EU countries have elections later this year, which may also contribute to market volatility, particularly given rising populist sentiment in many countries. With all that, we believe European equities could outperform the MSCI EAFE Index for the year 2015 as a whole.

Heavy stimulus and a weak yen appeared, at the end of the Reporting Period, to be helping Japan’s economy to slowly recover, although inflation is proving harder than expected to stimulate and is likely, in our view, to fall short of the government’s 2% target in the near term. However, unemployment has hit an all-time low of 3.3%, which is starting to put upward pressure on wages. With the anniversary of last year’s April tax hike out of the way, we expect these trends to be positive for Japanese domestic consumption. Japanese equities appear to already be reflecting some of the good news. Further supporting Japanese equity strength are corporate earnings near record highs due to a combination of the weak yen, reduced cost structures and an increased focus from companies on profitability and shareholder returns. However, valuations remain below historical averages, which look reasonable in light of the strong earnings and increasing profitability. We intend to continue to be selective in Japan, as not all companies are equally focused on return on equity and shareholders, which we believe may ultimately be reflected in their stock prices.

As always, we maintain our focus on seeking companies that we believe will generate long-term growth in today’s ever-changing market conditions.

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FUND BASICS

Strategic International Equity Fund

as of June 30, 2015

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	-2.26%	10.32%	4.27%	4.00%	1/12/98
Service	-2.54	10.05	N/A	2.04	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns.

Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.95%	1.06%
Service	1.20	1.31

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/153

Holding	% of Net Assets	Line of Business	Country
iShares MSCI Japan Fund	5.0%	Exchange Traded Fund	United States
Novartis AG (Registered)	3.1	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Anheuser-Busch InBev NV	2.9	Food, Beverage & Tobacco	Belgium
BG Group PLC	2.4	Energy	United Kingdom
Vodafone Group PLC	2.4	Telecommunication Services	United Kingdom
Mitsubishi UFJ Financial Group, Inc.	2.3	Banks	Japan
Beiersdorf AG	2.2	Household & Personal Products	Germany
Banco Bilbao Vizcaya Argentaria SA	2.0	Banks	Spain
Credit Suisse Group AG (Registered)	2.0	Diversified Financials	Switzerland
Bayer AG (Registered)	2.0	Pharmaceuticals, Biotechnology & Life Sciences	Germany

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

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FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2015

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds held by the Fund, if any, are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments

June 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – 91.6%
Australia – 3.3%
111,701	Australia & New Zealand Banking Group Ltd. (Banks)	$2,772,101
363,921	Computershare Ltd. (Software & Services)	3,277,641

		6,049,742

Belgium – 4.1%
43,794	Anheuser-Busch InBev NV (Food, Beverage & Tobacco)	5,270,191
16,910	Solvay SA (Materials)	2,329,613

		7,599,804

China – 0.7%
243,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)	1,211,622

Denmark – 1.5%
51,786	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	2,841,751

France – 9.7%
14,851	Air Liquide SA (Materials)	1,884,451
46,615	Klepierre (REIT)	2,055,230
71,317	Rexel SA (Capital Goods)	1,150,816
44,058	Safran SA (Capital Goods)	2,994,156
30,816	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	3,048,626
72,831	Societe Generale SA (Banks)	3,417,508
67,408	Total SA (Energy)	3,306,428

		17,857,215

Germany – 6.5%
24,524	adidas AG (Consumer Durables & Apparel)	1,876,439
26,502	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	3,711,344
48,410	Beiersdorf AG (Household & Personal Products)	4,056,289
48,902	GEA Group AG (Capital Goods)	2,181,664
6,982	Gerry Weber International AG (Consumer Durables & Apparel)	160,182

		11,985,918

India – 1.1%
121,076	Thermax Ltd. (Capital Goods)	1,988,114

Ireland – 4.4%
5,451,509	Bank of Ireland (Banks)*	2,203,895
41,081	Kerry Group PLC Class A (Food, Beverage & Tobacco)	3,047,422
36,928	Shire PLC (Pharmaceuticals, Biotechnology & Life Sciences)	2,967,149

		8,218,466

Common Stocks – (continued)
Italy – 0.8%
206,952	UniCredit SpA (Banks)	$1,390,899

Japan – 18.8%
14,900	Disco Corp. (Semiconductors & Semiconductor Equipment)	1,231,765
57,500	HIS Co. Ltd. (Consumer Services)	1,958,283
54,800	Hoya Corp. (Health Care Equipment & Services)	2,194,726
103,500	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	3,679,350
94,800	KDDI Corp. (Telecommunication Services)	2,287,709
170,000	Kubota Corp. (Capital Goods)	2,695,585
594,200	Mitsubishi UFJ Financial Group, Inc. (Banks)	4,274,952
45,900	Nidec Corp. (Capital Goods)	3,435,056
188,100	ORIX Corp. (Diversified Financials)	2,793,188
60,200	Pola Orbis Holdings, Inc. (Household & Personal Products)	3,408,110
58,100	Start Today Co. Ltd. (Retailing)	1,624,865
359,600	Tokyu Fudosan Holdings Corp. (Real Estate)	2,771,475
102,300	Unicharm Corp. (Household & Personal Products)	2,430,088

		34,785,152

Netherlands – 3.0%
378,154	Aegon NV (Insurance)	2,790,094
98,897	Royal Dutch Shell PLC Class A (Energy)	2,796,230

		5,586,324

Russia – 0.8%
6,729	OJSC Magnit (Food & Staples Retailing)*	1,392,348

Singapore – 0.9%
106,521	DBS Group Holdings Ltd. (Banks)	1,634,421

South Korea – 2.2%
53,560	Hana Financial Group, Inc. (Banks)	1,392,861
66,568	Kia Motors Corp. (Automobiles & Components)	2,700,662

		4,093,523

Spain – 5.3%
382,315	Banco Bilbao Vizcaya Argentaria SA (Banks)	3,767,316
561,732	Banco Popular Espanol SA (Banks)	2,733,176
491,135	Iberdrola SA (Utilities)	3,315,922

		9,816,414

Sweden – 4.0%
88,644	Hennes & Mauritz AB Class B (Retailing)	3,411,796

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Sweden – (continued)
81,339	Svenska Cellulosa AB SCA Class B (Household & Personal Products)	$2,068,304
153,458	Volvo AB Class B (Capital Goods)	1,905,568

		7,385,668

Switzerland – 12.4%
136,146	Credit Suisse Group AG (Registered) (Diversified Financials)*	3,755,927
28,019	Julius Baer Group Ltd. (Diversified Financials)*	1,572,257
57,513	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	5,657,006
8,945	Syngenta AG (Registered) (Materials)	3,649,756
6,576	The Swatch Group AG (Consumer Durables & Apparel)	2,562,523
141,211	UBS Group AG (Registered) (Diversified Financials)*	2,996,000
43,889	Wolseley PLC (Capital Goods)	2,798,993

		22,992,462

Taiwan – 1.4%
189,000	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	2,583,552

United Kingdom – 10.7%
376,720	Aviva PLC (Insurance)	2,917,841
270,015	BG Group PLC (Energy)	4,497,049
131,513	BTG PLC (Pharmaceuticals, Biotechnology & Life Sciences)*	1,296,815
452,292	ITV PLC (Media)	1,871,330
383,316	Just Eat PLC (Software & Services)*	2,449,348
55,912	Rio Tinto PLC (Materials)	2,299,827
1,205,196	Vodafone Group PLC (Telecommunication Services)	4,396,429

		19,728,639

TOTAL COMMON STOCKS
(Cost $161,895,260)		169,142,034

Shares	Description	Rate	Value
Preferred Stock – 1.5%
Germany – 1.5%
11,955	Volkswagen AG (Automobiles & Components)	EUR 4.86%	$2,774,502
(Cost $2,794,746)

Shares	Description	Value
Exchange Traded Funds – 5.9%
United States – 5.9%
27,848	iShares MSCI EAFE Fund	$1,768,070
717,819	iShares MSCI Japan Fund	9,195,261

TOTAL EXCHANGE TRADED FUNDS
(Cost $10,541,319)		10,963,331

TOTAL INVESTMENTS – 99.0%
(Cost $175,231,325)		$182,879,867

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.0%		1,884,918

NET ASSETS – 100.0%		$184,764,785

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets:
Investments, at value (cost $175,231,325)	$182,879,867
Cash	1,212,544
Foreign currencies, at value (cost $157,733)	145,418
Receivables:
Dividends	484,385
Foreign tax reclaims	315,491
Fund shares sold	139,345
Reimbursement from investment adviser	61,089
Total assets	185,238,139

Liabilities:
Payables:
Investments purchased	159,733
Management fees	131,178
Distribution and Service fees and Transfer Agent fees	31,851
Fund shares redeemed	15,715
Accrued expenses	134,877
Total liabilities	473,354

Net Assets:
Paid-in capital	260,489,580
Undistributed net investment income	2,279,310
Accumulated net realized loss	(85,620,874)
Net unrealized gain	7,616,769
NET ASSETS	$184,764,785
Net Assets:
Institutional	$47,740,454
Service	137,024,331
Total Net Assets	$184,764,785
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	4,734,359
Service	13,577,663
Net asset value, offering and redemption price per share:
Institutional	$10.08
Service	10.09

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

Investment income:

Dividends (net of foreign taxes withheld of $301,959)	$2,748,038

Expenses:
Management fees	778,379
Distribution and Service fees — Service Class	168,431
Professional fees	70,792
Custody, accounting and administrative services	45,346
Printing and mailing costs	38,002
Transfer Agent fees(a)	18,313
Trustee fees	16,127
Other	32,633
Total expenses	1,168,023
Less — expense reductions	(202,510)
Net expenses	965,513
NET INVESTMENT INCOME	1,782,525

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	2,212,943
Foreign currency transactions	(74,742)
Net change in unrealized gain (loss) on:
Investments (including the effects of the net change in the foreign capital gains tax liability of $176,824)	11,380,629
Foreign currency translation	(90,500)
Net realized and unrealized gain	13,428,330
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,210,855

(a) Institutional and Service Shares had Transfer Agent fees of $4,840 and $13,473, respectively.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement of Changes in Net Assets

	For the Six Months Ended June 30, 2015 (Unaudited)	For the Fiscal Year Ended December 31, 2014

From operations:
Net investment income	$1,782,525	$6,973,333
Net realized gain	2,138,201	10,857,262
Net change in unrealized gain (loss)	11,290,129	(32,429,892)
Net increase (decrease) in net assets resulting from operations	15,210,855	(14,599,297)

Distributions to shareholders:
From net investment income
Institutional Shares	—	(1,864,061)
Service Shares	—	(4,656,225)
Total distributions to shareholders	—	(6,520,286)

From share transactions:
Proceeds from sales of shares	7,712,597	5,634,642
Reinvestment of distributions	—	6,520,286
Cost of shares redeemed	(11,260,477)	(29,633,821)
Net decrease in net assets resulting from share transactions	(3,547,880)	(17,478,893)
TOTAL INCREASE (DECREASE)	11,662,975	(38,598,476)

Net assets:

Beginning of period	173,101,810	211,700,286
End of period	$184,764,785	$173,101,810
Undistributed net investment income	$2,279,310	$496,785

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2015 - Institutional	$9.26	0.10	(d)	$0.72	$0.82	$—	$10.08	8.86%	$47,740	0.87	%(e)	1.09	%(e)	2.10	%(d)(e)	34%
2015 - Service	9.28	0.09	(d)	0.72	0.81	—	10.09	8.73	137,024	1.12	(e)	1.34	(e)	1.89	(d)(e)	34

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2014 - Institutional	10.43	0.39	(f)	(1.18)	(0.79)	(0.38)	9.26	(7.54)	46,871	0.99		1.04		3.75	(f)	74
2014 - Service	10.44	0.36	(f)	(1.17)	(0.81)	(0.35)	9.28	(7.70)	126,230	1.24		1.29		3.47	(f)	74
2013 - Institutional	8.56	0.16		1.89	2.05	(0.18)	10.43	24.20	59,187	0.98		1.05		1.67		95
2013 - Service	8.57	0.13		1.90	2.03	(0.16)	10.44	23.73	152,513	1.23		1.30		1.42		95
2012 - Institutional	7.20	0.16		1.38	1.54	(0.18)	8.56	21.17	56,872	0.97		1.03		2.06		110
2012 - Service	7.22	0.14		1.37	1.51	(0.16)	8.57	20.82	139,250	1.22		1.28		1.80		110
2011 - Institutional	8.82	0.26	(g)	(1.59)	(1.33)	(0.29)	7.20	(15.05)	55,954	0.99		1.04		3.03	(g)	143
2011 - Service	8.83	0.24	(g)	(1.58)	(1.34)	(0.27)	7.22	(15.16)	125,991	1.24		1.29		2.80	(g)	143
2010 - Institutional	8.11	0.11		0.73	0.84	(0.13)	8.82	10.36	77,558	1.02		1.05		1.38		112
2010 - Service	8.12	0.09		0.73	0.82	(0.11)	8.83	10.09	159,214	1.27		1.30		1.13		112

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from a corporate action which amounted to $0.02 per share and 0.17% of average net assets.
(e)	Annualized.
(f)	Reflects income recognized from a corporate action which amounted to $0.22 per share and 2.10% of average net assets.
(g)	Reflects income recognized from a corporate action which amounted to $0.11 per share and 1.33% of average net assets.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Strategic International Equity Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gains or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAMI’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAMI day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAMI regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or it is believed by the investment adviser to not represent fair value, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds — Underlying Funds (“Underlying Funds”) include other investment companies and ETFs. Investments in investment companies are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

The Underlying Funds may invest in debt securities which, if market quotations are readily available, are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

The Underlying Funds may invest in equity securities and investment companies. Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price, or it is believed by the investment adviser to not represent fair value, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of June 30, 2015:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$47,688,732	$—
Australia and Oceania	—	6,049,742	—
Europe	—	118,178,062	—
North America	10,963,331	—	—
Total	$10,963,331	$171,916,536	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedule of Investments.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAMI manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAMI is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended June 30, 2015, contractual and effective net management fees with GSAMI were at the following rates:

Contractual Management Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^
0.85%	0.77%	0.73%	0.72%	0.71%	0.85%	0.81	%*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
*	GSAMI has agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 30, 2016 and prior to such date GSAMI may not terminate the arrangement without approval of the Trustees. The Effective Net Management Rate above is calculated based on the management rate before and after the waiver had been adjusted, if applicable. For the six months ended June 30, 2015, GSAMI waived $36,630 of its management fee.

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D.  Other Expense Agreements and Affiliated Transactions — GSAMI has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.084%. Prior to April 30, 2015 the Other Expense limitation for the Fund was 0.144%. The Other Expense limitation will remain in place through at least April 30, 2016, and prior to such date GSAMI may not terminate the arrangement without the approval of the Trustees. For the six months ended June 30, 2015, GSAMI reimbursed $88,078 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the six months ended June 30, 2015, custody fee credits were $2,244. Besides the expense reimbursements noted above, GSAMI has also voluntarily agreed to reimburse the Fund in the amount of $75,558.

E.  Line of Credit Facility — As of June 30, 2015, the Fund participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $115,000,000, for a total of up to $1,320,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2015, the Fund did not have any borrowings under the facility.

F.  Other Transactions with Affiliates — For the six months ended June 30, 2015, Goldman Sachs earned $32 in brokerage commissions from portfolio transactions on behalf of the Fund.

5.     PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2015, were $60,761,617 and $60,959,377, respectively.

6.    TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2014, the Fund’s capital loss carryforwards and timing differences, on a tax-basis were as follows:

Capital loss carryforwards:(1)
Expiring 2016	(22,526,379)
Expiring 2017	(63,558,058)
Total capital loss carryforwards	$(86,084,437)
Timing differences (Qualified Late Year Loss Deferral/Post October Loss Deferral)	$(1,445,542)

(1)	Expiration occurs on December 31 of the year indicated.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

6.    TAX INFORMATION (continued)

As of June 30, 2015, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$175,522,871
Gross unrealized gain	19,110,019
Gross unrealized loss	(11,753,023)
Net unrealized security gain	$7,356,996

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

GSAMI has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will directly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

7.    OTHER RISKS (continued)

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

8.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAMI believes the risk of loss under these arrangements to be remote.

9.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAMI has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

10.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2015 (Unaudited)		For the Fiscal Year Ended December 31, 2014
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	47,419	$467,163	62,023	$625,818
Reinvestment of distributions	—	—	201,957	1,864,061
Shares redeemed	(374,428)	(3,744,580)	(878,847)	(9,090,883)
	(327,009)	(3,277,417)	(614,867)	(6,601,004)
Service Shares
Shares sold	728,042	7,245,434	491,901	5,008,824
Reinvestment of distributions	—	—	503,375	4,656,225
Shares redeemed	(753,523)	(7,515,897)	(1,994,697)	(20,542,938)
	(25,481)	(270,463)	(999,421)	(10,877,889)
NET DECREASE	(352,490)	$(3,547,880)	(1,614,288)	$(17,478,893)

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Fund Expenses — Six Month Period Ended June 30, 2015 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2015 through June 30, 2015, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 01/01/15	Ending Account Value 06/30/15		Expenses Paid for the 6 Months Ended 06/30/15*
Institutional
Actual	$1,000	$1,088.60		$4.51
Hypothetical 5% return	1,000	1,020.48	+	4.36
Service
Actual	1,000	1,087.30		5.80
Hypothetical 5% return	1,000	1,019.24	+	5.61

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.87% and 1.12% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Strategic International Equity Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management International (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2016 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 10-11, 2015 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. Such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding); sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of a group of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and its benchmark performance index, and general investment outlooks in the markets in which the Fund invests;
(c)	information provided by GSAM indicating GSAM’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)	the Fund’s expense trends over time;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser to waive a portion of its management fee and to limit certain expenses of the Fund that exceed a specified level, and a summary of contractual fee reductions made by the Investment Adviser and/or its affiliates over the past several years with respect to the Fund;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2014, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2015. The information on the Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three- and five-year periods, in the third quartile for the one-year period, and in the fourth quartile for the ten-year period, and had outperformed the Fund’s benchmark index for the three- and five-year periods and underperformed for the one- and ten-year periods ended March 31, 2015.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Fund that exceed a specified level. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Fund that would have the effect of lowering total Fund expenses, with such changes taking effect in connection with the Fund’s next annual registration statement update. They also noted that the Investment Adviser did not manage other types of accounts having investment objectives and policies similar to those of the Fund, and therefore this type of fee comparison was not possible.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2014 and 2013, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.85%
Next $1 billion	0.77
Next $3 billion	0.73
Next $3 billion	0.72
Over $8 billion	0.71

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2016.

25

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Kathryn A. Cassidy	Scott M. McHugh, Principal Financial Officer
John P. Coblentz, Jr.	and Treasurer
Diana M. Daniels	Caroline L. Kraus, Secretary
Joseph P. LoRusso
Herbert J. Markley
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel
Roy W. Templin
Gregory G. Weaver

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York, New York 10282

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL

Investment Adviser

Christchurch Court, 10-15 Newgate Street London, EC1A 7HD, England, United Kingdom

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Fund holdings and allocations shown are as of June 30, 2015 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Strategic International Equity Fund.

© 2015 Goldman Sachs. All rights reserved.

VITINTLSAR-15/168106.MF.MED.TMPL/8/2015

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

U.S. Equity Insights Fund

Semi-Annual Report

June 30, 2015

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectuses.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs U.S. Equity Insights Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs U.S. Equity Insights Fund invests primarily in a diversified portfolio of equity investments in U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs U.S. Equity Insights Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2015 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated cumulative total returns of 0.06% and -0.06%, respectively. These returns compare to the 1.23% cumulative total return of the Fund’s benchmark, the Standard & Poor’s 500® Index (with dividends reinvested) (the “S&P 500® Index”) during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P 500® Index gained 1.23% during the Reporting Period. While representing the S&P 500® Index’s softest first-half performance since 2010, the modest gain still marked 10 consecutive calendar quarters of positive returns for U.S. large-cap stocks.

Economic data generally improved during the Reporting Period. First quarter 2015 U.S. Gross Domestic Product (“GDP”) came in weaker than expected, though many of the contributing factors were deemed temporary, such as severe winter weather and a port strike on the west coast. Importantly, unemployment continued to steadily fall, reaching a low of 5.4%, and the housing market continued to improve. Consumer spending was slightly softer than expected early in the Reporting Period, but progressively bettered, with strong retail sales growth and robust auto sales in May 2015. Given this economic backdrop, sector performance within the S&P 500® Index was widely divergent during the Reporting Period, with five sectors posting positive returns and five posting negative returns.

Throughout the Reporting Period, markets focused on the timing of the first interest rate increase by the U.S. Federal Reserve (the “Fed”) since 2006. Given the unexpectedly weak economy in the first quarter of 2015, many market participants extended their forecasts for an initial rate hike, or “lift-off”, from September 2015 to December 2015. As many investors expect high yielding stocks, many of which have high valuations, to perform poorly when interest rates begin to increase again, utilities was the worst performing sector in the S&P 500® Index during the Reporting Period.

The West Texas Intermediate (“WTI”) crude oil benchmark price fell from a high of $107 per barrel in June 2014 to a low of $43 per barrel in March 2015 before rebounding to almost $60 per barrel by the end of April 2015 and remaining around that level for the rest of the Reporting Period. In turn, the energy sector within the S&P 500® Index declined on the commodity price weakness from early in the year.

Market participants perceived the combination of lower energy prices, better employment prospects and an improving housing market as beneficial for consumers. Thus, stocks of many consumer companies rose in anticipation of increasing consumption, and the consumer discretionary sector in the S&P 500® Index notably outperformed during the Reporting Period. Health care was the best performing sector in the S&P 500® Index during the Reporting Period, as many companies have been meeting or beating earnings estimates, and merger and acquisition activity remained robust. The heavily weighted health care sector was the largest positive contributor (weight times performance) to S&P 500® Index returns.

While returns overall were muted, most segments of the U.S. equity market advanced during the Reporting Period, with small-cap stocks, as measured by the Russell 2000® Index, gaining most, followed by mid-cap stocks and then large-cap stocks, as measured by the Russell Midcap® Index and Russell 1000® Index, respectively. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the Russell Investments indices.)

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

What key factors were responsible for the Fund’s performance during the Reporting Period?

During the Reporting Period, stock selection driven by our quantitative model and two of its six investment themes contributed positively to relative returns, but the Fund underperformed the S&P 500® Index after fees and expenses. During the Reporting Period, certain stock positions detracted from the Fund’s relative performance.

What impact did the Fund’s investment themes have on performance during the Reporting Period?

As expected, and in keeping with our investment approach, our quantitative model and its six investment themes — Valuation, Profitability, Quality, Management, Momentum and Sentiment — had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, two of our six investment themes contributed positively to the Fund’s relative performance. The Sentiment theme contributed most positively to the Fund’s relative performance during the Reporting Period, followed by Momentum. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies.

The Fund’s Valuation, Profitability and Quality themes detracted. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Profitability theme assesses whether a company is earning more than its cost of capital. The Quality theme assesses both firm and financial quality.

The Management theme had a rather neutral effect on the Fund’s relative performance during the Reporting Period. The Management theme assesses the characteristics, policies and strategic decisions of company managements.

How did the Fund’s sector and industry allocations affect relative performance?

In constructing the Fund’s portfolio, we focus on picking stocks rather than making industry or sector bets. Consequently, the Fund is similar to its benchmark, the S&P 500® Index, in terms of its industry and sector allocation and style. We manage the Fund’s industry and sector exposure by including industry factors in our risk model and by explicitly penalizing industry and sector deviations from the benchmark index in optimization. Sector weights or changes in sector weights generally do not have a meaningful impact on relative performance.

Did stock selection help or hurt Fund performance during the Reporting Period?

We seek to outpace the S&P 500® Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with more favorable Momentum characteristics than the benchmark index. During the Reporting Period, stock selection overall detracted from the Fund’s relative performance.

Stock selection in the information technology, consumer discretionary and consumer staples sectors detracted most from the Fund’s results relative to the S&P 500® Index. Partially offsetting these detractors was effective stock selection in the energy, health care and financials sectors, which made the biggest positive contribution to the Fund’s results relative to its benchmark index during the Reporting Period.

Which individual positions detracted from the Fund’s results during the Reporting Period?

Detracting most from the Fund’s results relative to its benchmark index were overweight positions in computer hardware & storage company Hewlett-Packard, information technology services company Xerox and telecommunications company CenturyLink. The Fund had overweight positions in each of these three companies due to our positive views on Sentiment and Quality.

Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

The Fund benefited most from overweight positions in oil refiner Valero Energy and biotechnology firm Biogen and from an underweight position in diversified financial institution Bank of America. We chose to overweight Valero Energy and Biogen due

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

to our positive views on Sentiment and Momentum. The Fund was underweight Bank of America given our negative views on Momentum and Quality.

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures contracts, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of stock futures.

Did you make any enhancements to your quantitative models during the Reporting Period?

We continuously look for ways to improve our investment process. We made no significant changes to our quantitative models during the first quarter of 2015. In the second quarter of 2015, we made a number of enhancements across a variety of investment themes. First, we made two enhancements to our Sentiment theme. The first enhancement was in the U.S., Europe and Japan investment regions, where we introduced a signal that uses the credit default swap (“CDS”) spread of a company as an early indicator of potential stock price swings. We use data on single-name CDS spreads for more than 300 companies on a daily basis to arrive at our views. The second enhancement was in the U.S. investment region, where we introduced a signal that uses stock options data of a company as a potential indicator of stock mispricing. Due to fewer restrictions on leverage and short-selling, options markets typically incorporate information more efficiently than equity markets. Due to the broad availability of options data on U.S. equities, we can form views on the majority of stocks in our investment universe using this signal.

We also enhanced our Profitability theme in the U.S. by introducing a signal that analyzes web traffic data of companies to provide an insight into future revenues. We analyze this information for more than 1,700 stocks in the U.S., spanning across various sectors.

Additionally, we expanded the scope of signals within our global linkages theme. We extended an economic linkage signal, which analyzes patent data, from the U.S. and Japan to Europe. We analyze more than 3.5 million patents globally to establish the economic linkages between companies in various industries. We believe these linkages help predict price movements across similar companies more accurately.

What was the Fund’s sector positioning relative to its benchmark index at the end of the Reporting Period?

As of June 30, 2015, the Fund was overweight the energy, consumer discretionary and health care sectors relative to the S&P 500® Index. The Fund was underweight utilities, information technology, financials and industrials and was rather neutrally weighted in telecommunication services, materials and consumer staples compared to the benchmark index on the same date.

What is your strategy going forward for the Fund?

Looking ahead, we continue to believe that less expensive stocks should outpace more expensive stocks, and stocks with good momentum are likely to outperform those with poor momentum. We intend to maintain our focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

4

FUND BASICS

U.S. Equity Insights Fund

as of June 30, 2015

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	7.57%	18.40%	7.15%	5.56%	02/13/98
Service	7.36	18.16	N/A	6.01	01/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.64%	0.70%
Service	0.85	0.95

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/153

Holding	% of Net Assets	Line of Business
Apple, Inc.	3.0%	Technology
JPMorgan Chase & Co.	2.4	Banks
Pfizer, Inc.	2.2	Pharmaceuticals, Biotechnology & Life Sciences
Verizon Communications, Inc.	2.1	Telecommunication Services
Merck & Co., Inc.	1.9	Pharmaceuticals, Biotechnology & Life Sciences
Comcast Corp. Class A	1.9	Media
Intel Corp.	1.8	Semiconductors & Semiconductor Equipment
PepsiCo, Inc.	1.8	Food, Beverage & Tobacco
Cisco Systems, Inc.	1.8	Technology Hardware & Equipment
Bank of America Corp.	1.7	Banks

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

5

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2015

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds held by the Fund, if any, are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.2% of the Fund’s net assets at June 30, 2015. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Schedule of Investments

June 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – 97.6%
Automobiles & Components – 1.3%
19,491	Delphi Automotive PLC	$1,658,489
74,417	Johnson Controls, Inc.	3,685,874
2,232	Lear Corp.	250,564

		5,594,927

Banks – 5.3%
423,708	Bank of America Corp.(a)	7,211,510
6,298	Citigroup, Inc.	347,902
148,675	JPMorgan Chase & Co.	10,074,218
33,437	Wells Fargo & Co.	1,880,497
92,161	Zions Bancorporation	2,924,729

		22,438,856

Capital Goods – 6.0%
42,257	3M Co.	6,520,255
65,683	Danaher Corp.	5,621,808
153,250	General Electric Co.	4,071,853
35,067	HD Supply Holdings, Inc.*	1,233,657
28,409	Illinois Tool Works, Inc.	2,607,662
23,191	Northrop Grumman Corp.	3,678,788
6,149	Pall Corp.	765,243
8,082	Spirit AeroSystems Holdings, Inc. Class A*	445,399
1,515	Stanley Black & Decker, Inc.	159,439
2,134	Watsco, Inc.	264,061

		25,368,165

Commercial & Professional Services – 0.4%
21,803	Verisk Analytics, Inc.*	1,586,386

Consumer Durables & Apparel – 3.4%
98,625	Garmin Ltd.(b)	4,332,596
23,975	Mohawk Industries, Inc.*	4,576,828
7,024	NIKE, Inc. Class B	758,732
69,371	VF Corp.	4,837,934

		14,506,090

Consumer Services – 1.2%
97,138	Carnival Corp.	4,797,646
7,407	Six Flags Entertainment Corp.	332,204

		5,129,850

Diversified Financials – 2.8%
21,889	Ameriprise Financial, Inc.	2,734,593
27,436	Berkshire Hathaway, Inc. Class B*	3,734,314
14,463	MSCI, Inc.	890,198
101,796	The Bank of New York Mellon Corp.	4,272,378
2,694	The NASDAQ OMX Group, Inc.	131,494

		11,762,977

Energy – 11.1%
26,232	California Resources Corp.	158,441
86,227	Cameron International Corp.*	4,515,708
59,030	Exxon Mobil Corp.	4,911,296
96,222	FMC Technologies, Inc.*	3,992,251
97,828	HollyFrontier Corp.	4,176,277

Common Stocks – (continued)
Energy – (continued)
39,318	Kinder Morgan, Inc.	$1,509,418
96,844	Marathon Petroleum Corp.	5,065,910
50,911	Oceaneering International, Inc.	2,371,943
67,843	Phillips 66	5,465,432
12,654	Schlumberger Ltd.	1,090,648
23,286	Spectra Energy Corp.	759,124
41,383	Superior Energy Services, Inc.	870,698
47,421	Tesoro Corp.	4,002,807
83,073	Valero Energy Corp.	5,200,370
53,544	World Fuel Services Corp.	2,567,435

		46,657,758

Food & Staples Retailing – 3.3%
67,187	CVS Health Corp.	7,046,573
28,293	The Kroger Co.	2,051,525
69,330	Wal-Mart Stores, Inc.	4,917,577

		14,015,675

Food, Beverage & Tobacco – 5.6%
135,153	Altria Group, Inc.	6,610,333
99,221	Archer-Daniels-Midland Co.	4,784,437
47,238	Bunge Ltd.	4,147,496
7,875	Hormel Foods Corp.	443,914
79,816	PepsiCo, Inc.	7,450,025
5,338	Pilgrim’s Pride Corp.	122,614

		23,558,819

Health Care Equipment & Services – 3.7%
22,319	Abbott Laboratories	1,095,416
23,299	Aetna, Inc.	2,969,691
7,178	AmerisourceBergen Corp.	763,309
5,995	C. R. Bard, Inc.	1,023,346
26,135	Cardinal Health, Inc.	2,186,193
15,936	Health Net, Inc.*	1,021,816
53,123	UnitedHealth Group, Inc.	6,481,006

		15,540,777

Household & Personal Products – 0.1%
7,103	The Procter & Gamble Co.	555,739

Insurance – 3.0%
4,214	Aspen Insurance Holdings Ltd.	201,851
7,610	Assured Guaranty Ltd.	182,564
52,620	Lincoln National Corp.	3,116,156
44,250	Reinsurance Group of America, Inc.	4,197,997
51,125	The Travelers Companies, Inc.	4,941,743

		12,640,311

Materials – 3.4%
63,896	Alcoa, Inc.	712,440
3,825	Ashland, Inc.	466,267
23,044	E.I. du Pont de Nemours & Co.	1,473,664
27,324	International Paper Co.	1,300,349
47,715	LyondellBasell Industries NV Class A	4,939,457
98,483	Nucor Corp.	4,340,146

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Materials – (continued)
3,589	Sigma-Aldrich Corp.	$500,127
35,657	Steel Dynamics, Inc.	738,635

		14,471,085

Media – 3.8%
5,612	Cinemark Holdings, Inc.	225,434
129,876	Comcast Corp. Class A	7,810,743
12,253	DIRECTV*	1,136,956
6,786	Time Warner Cable, Inc.	1,209,061
142,347	Twenty-First Century Fox, Inc. Class A	4,632,683
29,694	Twenty-First Century Fox, Inc. Class B	956,741

		15,971,618

Pharmaceuticals, Biotechnology & Life Sciences – 13.3%
36,955	AbbVie, Inc.	2,483,006
36,899	Amgen, Inc.	5,664,734
7,429	Biogen, Inc.*	3,000,870
102,255	Bristol-Myers Squibb Co.	6,804,048
29,728	Celgene Corp.*	3,440,570
54,430	Gilead Sciences, Inc.	6,372,664
4,121	Incyte Corp.*	429,449
19,871	Isis Pharmaceuticals, Inc.*	1,143,576
5,236	Jazz Pharmaceuticals PLC*	921,903
70,295	Johnson & Johnson	6,850,951
2,119	Medivation, Inc.*	241,990
140,457	Merck & Co., Inc.	7,996,217
270,509	Pfizer, Inc.	9,070,167
9,069	United Therapeutics Corp.*	1,577,553

		55,997,698

Real Estate – 2.4%
38,219	American Tower Corp. (REIT)	3,565,450
79,838	CBRE Group, Inc. Class A*	2,954,006
33,939	Crown Castle International Corp. (REIT)	2,725,302
11,541	Lamar Advertising Co. Class A (REIT)	663,377
5,900	Post Properties, Inc. (REIT)	320,783

		10,228,918

Retailing – 6.1%
11,849	Amazon.com, Inc.*	5,143,532
22,260	Dick’s Sporting Goods, Inc.	1,152,400
84,786	Lowe’s Companies, Inc.	5,678,119
66,031	Target Corp.	5,390,111
30,416	The Home Depot, Inc.	3,380,130
72,053	The TJX Companies, Inc.	4,767,747

		25,512,039

Semiconductors & Semiconductor Equipment – 3.8%
9,675	Freescale Semiconductor Ltd.*	386,710
245,407	Intel Corp.	7,464,054
9,881	NXP Semiconductors NV*	970,314

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)
80,957	Texas Instruments, Inc.	$4,170,095
67,829	Xilinx, Inc.	2,995,329

		15,986,502

Software & Services – 5.0%
36,615	Accenture PLC Class A	3,543,600
9,121	Akamai Technologies, Inc.*	636,828
62,123	Automatic Data Processing, Inc.	4,984,128
16,232	eBay, Inc.*	977,816
2,377	Google, Inc. Class A*	1,283,675
3,052	Google, Inc. Class C*	1,588,597
92,990	Microsoft Corp.	4,105,508
75,215	Rackspace Hosting, Inc.*	2,797,246
6,954	Symantec Corp.	161,680
4,215	Vantiv, Inc. Class A*	160,971
97,074	Xerox Corp.	1,032,867

		21,272,916

Technology Hardware & Equipment – 7.8%
99,917	Apple, Inc.	12,532,090
11,563	Brocade Communications Systems, Inc.	137,368
268,855	Cisco Systems, Inc.	7,382,758
203,823	EMC Corp.	5,378,889
3,042	F5 Networks, Inc.*	366,105
40,525	Hewlett-Packard Co.	1,216,155
98,450	Juniper Networks, Inc.	2,556,747
59,733	NetApp, Inc.	1,885,173
20,285	Western Digital Corp.	1,590,750

		33,046,035

Telecommunication Services – 2.9%
111,041	CenturyLink, Inc.	3,262,384
187,693	Verizon Communications, Inc.	8,748,371

		12,010,755

Transportation – 1.7%
25,554	Alaska Air Group, Inc.	1,646,444
141,264	Southwest Airlines Co.	4,674,426
9,337	United Parcel Service, Inc. Class B	904,849

		7,225,719

Utilities – 0.2%
16,784	Public Service Enterprise Group, Inc.	659,275

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $399,979,522)		$411,738,890

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(c)(d) – 0.2%
Goldman Sachs Financial Square Money Market Fund — FST Shares
666,000	0.090%	$666,000
(Cost $666,000)

TOTAL INVESTMENTS – 97.8%
(Cost $400,645,522)		$412,404,890

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.2%		9,232,140

NET ASSETS – 100.0%		$421,637,030

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	All or a portion of security is on loan.
(c)	Represents an affiliated issuer.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2015.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-Mini Index	41	September 2015	$4,211,520	$(71,055)

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets:
Investments in unaffiliated issuers, at value (cost $399,979,522)(a)	$411,738,890
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	666,000
Cash	10,646,472
Receivables:
Dividends	455,000
Fund shares sold	89,435
Reimbursement from investment adviser	31,353
Securities lending income	292
Variation margin on certain derivative contracts	7,997
Total assets	423,635,439

Liabilities:
Payables:
Payable upon return of securities loaned	666,000
Fund shares redeemed	413,612
Management fees	219,638
Distribution and Service fees and Transfer Agent fees	29,924
Accrued expenses and other liabilities	669,235
Total liabilities	1,998,409

Net Assets:
Paid-in capital	373,612,530
Undistributed net investment income	3,371,314
Accumulated net realized gain	32,964,873
Net unrealized gain	11,688,313
NET ASSETS	$421,637,030
Net Assets:
Institutional	$291,837,741
Service	129,799,289
Total Net Assets	$421,637,030
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	16,095,711
Service	7,148,014
Net asset value, offering and redemption price per share:
Institutional	$18.13
Service	18.16

(a) Includes loaned securities having a market value of $650,164.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

Investment income:
Dividends (net of foreign taxes withheld of $221)	$4,449,452
Securities lending income — affiliated issuer	4,112
Total investment income	4,453,564

Expenses:
Management fees	1,363,722
Distribution and Service fees — Service Class	170,191
Transfer Agent fees(a)	43,987
Professional fees	40,492
Printing and mailing costs	32,270
Custody, accounting and administrative services	28,092
Trustee fees	11,860
Other	27,192
Total expenses	1,717,806
Less — expense reductions	(163,385)
Net expenses	1,554,421
NET INVESTMENT INCOME	2,899,143

Realized and unrealized gain (loss):
Net realized gain from:
Investments	20,972,825
Futures contracts	166,611
Net change in unrealized loss on:
Investments	(23,479,276)
Futures contracts	(129,100)
Net realized and unrealized loss	(2,468,940)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$430,203

(a) Institutional and Service Shares had Transfer Agent fees of $30,373 and $13,614, respectively.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statement of Changes in Net Assets

	For the Six Months Ended June 30, 2015 (Unaudited)	For the Fiscal Year Ended December 31, 2014

From operations:
Net investment income	$2,899,143	$5,004,324
Net realized gain	21,139,436	72,598,144
Net change in unrealized loss	(23,608,376)	(11,611,740)
Net increase in net assets resulting from operations	430,203	65,990,728

Distributions to shareholders:
From net investment income
Institutional Shares	—	(4,217,304)
Service Shares	—	(1,534,479)
From net realized gains
Institutional Shares	—	(13,420,480)
Service Shares	—	(5,920,765)
Total distributions to shareholders	—	(25,093,028)

From share transactions:
Proceeds from sales of shares	12,695,089	22,870,188
Reinvestment of distributions	—	25,093,028
Cost of shares redeemed	(42,582,586)	(71,104,168)
Net decrease in net assets resulting from share transactions	(29,887,497)	(23,140,952)
TOTAL INCREASE (DECREASE)	(29,457,294)	17,756,748

Net assets:

Beginning of period	451,094,324	433,337,576
End of period	$421,637,030	$451,094,324
Undistributed net investment income	$3,371,314	$472,171

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations					Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)		Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31, (UNAUDITED)
2015 - Institutional	$18.12	$0.13		$(0.12)		$0.01	$—	$—	$—	$18.13	0.06%		$291,838	0.64	%(d)	0.70	%(d)	1.38	%(d)	101%
2015 - Service	18.17	0.11		(0.12)		(0.01)	—	—	—	18.16	(0.06)		129,799	0.85	(d)	0.95	(d)	1.17	(d)	101

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2014 - Institutional	16.52	0.21		2.47		2.68	(0.26)	(0.82)	(1.08)	18.12	16.37		312,370	0.65		0.71		1.21		214
2014 - Service	16.55	0.18		2.47		2.65	(0.21)	(0.82)	(1.03)	18.17	16.18		138,725	0.86		0.96		1.01		214
2013 - Institutional	12.14	0.20		4.35		4.55	(0.17)	—	(0.17)	16.52	37.52		307,589	0.65		0.71		1.36		207
2013 - Service	12.16	0.17		4.35		4.52	(0.13)	—	(0.13)	16.55	37.23		125,748	0.86		0.96		1.15		207
2012 - Institutional	10.80	0.20		1.36	(e)	1.56	(0.22)	—	(0.22)	12.14	14.42	(e)	262,759	0.64		0.72		1.71		134
2012 - Service	10.82	0.18		1.35	(e)	1.53	(0.19)	—	(0.19)	12.16	14.10	(e)	99,892	0.85		0.97		1.51		134
2011 - Institutional	10.57	0.18	(f)	0.25		0.43	(0.20)	—	(0.20)	10.80	4.05		273,555	0.64		0.70		1.69	(f)	51
2011 - Service	10.58	0.16	(f)	0.25		0.41	(0.17)	—	(0.17)	10.82	3.90		99,711	0.85		0.95		1.48	(f)	51
2010 - Institutional	9.50	0.14		1.08		1.22	(0.15)	—	(0.15)	10.57	12.84		319,948	0.64		0.70		1.45		38
2010 - Service	9.51	0.12		1.08		1.20	(0.13)	—	(0.13)	10.58	12.60		111,171	0.85		0.95		1.25		38

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.01 per share and 0.07% of average net assets. Excluding such payment, the total return would have been 14.32% and 14.01%.
(f)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.17% of average net assets.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs U.S. Equity Insights Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

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3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or it is believed by the investment adviser to not represent fair value, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value

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Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of June 30, 2015:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock(a)
North America	$411,738,890	$—	$—
Securities Lending Reinvestment Vehicle	666,000	—	—
Total	$412,404,890	$—	$—

Derivative Type
Liabilities(b)
Futures Contracts	$(71,055)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.
(b)	Amount shown represents unrealized loss at period end.

For further information regarding security characteristics, see the Schedule of Investments.

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4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of June 30, 2015. These instruments were used to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the risks below. The value in the table below excludes the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities(a)
Equity	—	$—	Variation margin on certain derivative contracts	$(71,055)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2015. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and /or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$166,611	$(129,100)	41

(a)	Average number of contracts is based on the average of month end balances at period end.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended June 30, 2015, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^
0.62%	0.59%	0.56%	0.55%	0.54%	0.62%	0.62%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares. Goldman Sachs has agreed to waive distribution and service fees so as not to exceed an annual rate of 0.21% of the Fund’s average daily net assets attributable to Service Shares. The distribution and service fee waiver will remain in place through at least April 30, 2016, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Trustees. For the six months ended June 30, 2015, Goldman Sachs waived $27,231 in distribution and service fees for the Fund’s Services Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.004%. The Other Expense limitation will remain in place through at least April 30, 2016, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the six months ended June 30, 2015, GSAM reimbursed $131,109 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the six months ended June 30, 2015, custody fee credits were $5,045.

E.  Line of Credit Facility — As of June 30, 2015, the Fund participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $115,000,000, for a total of up to $1,320,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2015, the Fund did not have any borrowings under the facility.

F.  Other Transactions with Affiliates — For the six months ended June 30, 2015, Goldman Sachs earned $289 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2015, were $434,185,222 and $462,149,314, respectively.

7.    SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is

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7.    SECURITIES LENDING (continued)

insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), an affiliated series of the Trust. The Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by GSAL to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, GSAL indemnifies the Fund by purchasing replacement securities at its expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to an exclusion for any shortfalls resulting from a loss of value in the cash collateral pool due to reinvestment risk and a requirement that the Fund agrees to assign rights to the collateral to GSAL for purpose of using the collateral to cover purchase of replacement securities as more fully described in the Securities Lending Agency Agreement. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral is at least equal to the value of the cash received. The value of loaned securities and cash collateral at period end are disclosed in the Fund’s Statement of Assets and Liabilities.

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the six months ended June 30, 2015, is reported under Investment Income on the Statement of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the six months ended June 30, 2015
Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs	Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of June 30, 2015
$443	$2,903	$—

The following table provides information about the Fund’s investment in the Money Market Fund for the six months ended June 30, 2015:

Number of Shares Held Beginning of Period	Shares Bought	Shares Sold	Number of Shares Held End of Period	Value at End of Period
3,689,655	14,827,552	(17,851,207)	666,000	$666,000

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

8.    TAX INFORMATION

As of June 30, 2015, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$400,818,446
Gross unrealized gain	25,277,239
Gross unrealized loss	(13,690,795)
Net unrealized security gain	$11,586,444

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts and differences in the tax treatment of underlying fund investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2015 (Unaudited)		For the Fiscal Year Ended December 31, 2014
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	264,309	$4,839,351	437,552	$7,758,962
Reinvestment of distributions	—	—	995,922	17,637,784
Shares redeemed	(1,406,979)	(25,714,352)	(2,816,880)	(49,300,263)
	(1,142,670)	(20,875,001)	(1,383,406)	(23,903,517)
Service Shares
Shares sold	428,143	7,855,738	867,890	15,111,226
Reinvestment of distributions	—	—	420,014	7,455,244
Shares redeemed	(916,262)	(16,868,234)	(1,248,597)	(21,803,905)
	(488,119)	(9,012,496)	39,307	762,565
NET DECREASE	(1,630,789)	$(29,887,497)	(1,344,099)	$(23,140,952)

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Fund Expenses — Six Month Period Ended June 30, 2015 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2015 through June 30, 2015, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 01/01/15	Ending Account Value 06/30/15		Expenses Paid for the 6 Months Ended 06/30/15*
Institutional
Actual	$1,000	$1,000.60		$3.17
Hypothetical 5% return	1,000	1,021.62	+	3.21
Service
Actual	1,000	999.40		4.21
Hypothetical 5% return	1,000	1,020.58	+	4.26

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.64% and 0.85% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs U.S. Equity Insights Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2016 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 10-11, 2015 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. Such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding); sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of a group of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), its benchmark performance index, and a composite of accounts with comparable investment strategies managed by the Investment Adviser, and general investment outlooks in the markets in which the Fund invests;
(c)	information provided by GSAM indicating GSAM’s views on whether a Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and Goldman, Sachs & Co. (“Goldman Sachs”), the Fund’s affiliated distributor, to waive certain fees and to limit certain expenses of the Fund that exceed a specified level, and a summary of contractual fee reductions made by the Investment Adviser and/or its affiliates over the past several years with respect to the Fund;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(o)

the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2014, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2015. The information on the Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Fund’s performance to that of a composite of accounts with comparable investment strategies managed by the Investment Adviser having comparable investment characteristics.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Fund’s portfolio management team to continue to enhance the investment model used in managing the Fund.

The Trustees observed that the Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods and underperformed for the ten-year period ended March 31, 2015.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level and Goldman Sachs’ undertaking to waive a portion of the distribution and service fees paid by the Fund’s Service Shares. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2014 and 2013, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.62%
Next $1 billion	0.59
Next $3 billion	0.56
Next $3 billion	0.55
Over $8 billion	0.54

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level and Goldman Sachs’ undertaking to waive a portion of the distribution and service fees paid by the Fund’s Service Shares. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Fund’s cash collateral is invested; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

The Trustees also considered the benefits to GSAL and the Investment Adviser from the Fund’s ability to participate in the securities lending program and observed that, although the benefits to GSAL and the Investment Adviser were meaningful, the benefits to the Fund from its participation in the program were greater, as measured by the revenue received by the Fund in connection with the program.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2016.

28

TRUSTEES

Ashok N. Bakhru, Chairman

Kathryn A. Cassidy

John P. Coblentz, Jr.

Diana M. Daniels

Joseph P. LoRusso

Herbert J. Markley

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

Roy W. Templin

Gregory G. Weaver

OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of June 30, 2015 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs U.S. Equity Insights Fund.

© 2015 Goldman Sachs. All rights reserved.

VITUSSAR-15/168140.MF.MED.TMPL/8/2015

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Item 4 — Principal Accountant Fees and Services for the Goldman Sachs Variable Insurance Trust (“GSVIT”):

Table 1 – Items 4(a) - 4(d)

	2014	2013	Description of Services Rendered
Audit Fees:
• PricewaterhouseCoopers (“PwC”)	$397,853	$27,480	Financial statement audits.
Audit-Related Fees
PwC	$—	$10,000	Other attest services.
Tax Fees
PwC	$99,816	$93,870	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns.

Items 4(b)(c) & (d) Table 2. Non-Audit Services to the GSVIT’s* that were pre-approved by the GSVIT’s Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X

	2014	2013	Description of Services Rendered
Audit-Related Fees
PwC	$1,486,420	$1,486,420	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Variable Insurance Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of GSVIT sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GSVIT may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GSVIT at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GSVIT’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GSVIT, the Audit Committee will pre-approve those non-audit services provided to GSVIT’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GSVIT) where the engagement relates directly to the operations or financial reporting of GSVIT.

Item 4(e)(2) — 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GSVIT’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GSVIT’s service affiliates listed in Table 2 were approved by GSVIT’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) — Not applicable.

Items 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GSVIT for the twelve months ended December 31, 2014 and December 31, 2013 by PwC were approximately $99,816 and $103,840, respectively.

The aggregate non-audit fees billed to GSVIT’s adviser and service affiliates for non-audit services for the twelve months ended December 31, 2014 and December 31, 2013 by PwC were approximately $10.2 million and $9.8 million, respectively.

Items 4(h) — GSVIT’s Audit Committee has considered whether the provision of non-audit services to GSVIT’s investment advisor and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Reports to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The Registrant’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the Registrant’s Amended Form N-CSR filed on August 28, 2015.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Variable Insurance Trust

/s/ James A. McNamara
By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: August 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James A. McNamara
By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: August 28, 2015

/s/ Scott McHugh
By: Scott McHugh
Principal Financial Officer of
Goldman Sachs Variable Insurance Trust

Date: August 28, 2015